UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21991

Fidelity Rutland Square Trust II

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Christina H. Lee, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2021

Item 1.

Reports to Stockholders

Strategic Advisers® Small-Mid Cap Fund

Offered exclusively to certain clients of Strategic Advisers LLC - not available for sale to the general public

Annual Report

February 28, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Small-Mid Cap Fund	46.31%	16.81%	11.07%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Small-Mid Cap Fund on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2500™ Index performed over the same period.

Period Ending Values
$28,583	Strategic Advisers® Small-Mid Cap Fund
$31,804	Russell 2500™ Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.29% for the 12 months ending February 28, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that included the index closing 2020 at an all-time high and gaining modest ground in the first two months of the new year. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of three breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade” through February 28. By sector for the full 12 months, information technology (+50%) and consumer discretionary (+43%) led all gainers. Materials (+42%) and communication services (+37%) also stood out. In contrast, the defensive utilities (-3%) and real estate sectors (+5%) notably lagged.

Comments from Portfolio Manager Barry Golden:  For the fiscal year ending February 28, 2021, the Fund advanced 46.31%, outpacing the 45.90% increase in its small-to-mid-cap benchmark, the Russell 2500® Index. Until the fourth quarter of 2020, growth stocks and strategies continued their dominance over value-oriented approaches in U.S. small- and mid-cap markets. At that point, market leadership began to rotate toward value and smaller-cap stocks. Within this environment, sub-adviser Portolan Capital Management (+79%) outperformed the benchmark by a substantial margin and was the top relative contributor. During 2020, Portolan shifted from a more defensive posture to having greater exposure to economically sensitive stocks – a strategy that worked exceptionally well. For the period, favorable overall positioning in the financials and energy sectors added the most value for this manager. The U.S. SMID-Cap Growth strategy managed by AB (+65%) – an aggressive-growth approach – also handily surpassed the benchmark and provided a further boost to the Fund’s relative result. With this strategy, AB uses a combination of fundamental and quantitative research as it seeks to identify companies with earnings growth potential that it believes may be underestimated by the market. On the downside, LSV Asset Management (+30%) was the Fund's biggest relative detractor. This manager employs a quantitative, deep-value strategy – an investment approach that was out of favor until later in the period. Sub-adviser Boston Partners Global Investors (+35%), which seeks to invest in companies that it believes offer a combination of attractive valuation, high-quality business fundamentals and an improving earnings trend, also worked against relative performance the past 12 months period. In terms of positioning changes, in December, we hired River Road as a sub-adviser to gain access to its quality-oriented value strategy. Looking ahead, I believe the U.S. economic recovery may accelerate. As a result, I plan to emphasize managers with substantial exposure to economically sensitive stocks, given my view that value and small-cap stocks may continue to outperform the broad equity market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2021

(excluding cash equivalents)	% of fund's net assets
Fidelity Small Cap Index Fund	5.8
PIMCO StocksPLUS Small Fund Institutional Class	2.9
T. Rowe Price Institutional Small-Cap Stock Fund	2.3
j2 Global, Inc.	1.1
Fidelity Small Cap Growth Fund	1.0
Fidelity SAI Real Estate Index Fund	0.9
Royce Opportunity Fund Service Class	0.7
ON Semiconductor Corp.	0.7
Fidelity Small Cap Discovery Fund	0.6
Generac Holdings, Inc.	0.6
16.6

Top Five Market Sectors as of February 28, 2021

(stocks only)	% of fund's net assets
Industrials	16.8
Information Technology	16.6
Consumer Discretionary	12.5
Financials	12.0
Health Care	10.7

Asset Allocation (% of fund's net assets)

As of February 28, 2021
Common Stocks	83.0%
Mid-Cap Blend Funds	0.2%
Small Blend Funds	9.9%
Small Growth Funds	3.3%
Small Value Funds	0.7%
Sector Funds	0.9%
Short-Term Investments and Net Other Assets (Liabilities)	2.0%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date.

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Common Stocks - 83.0%
	Shares	Value
COMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 0.4%
Bandwidth, Inc. (a)	86,957	$13,770,511
Liberty Latin America Ltd.:
Class A (a)	129,330	1,418,750
Class C (a)	218,400	2,393,664
Lumen Technologies, Inc.	463,300	5,693,957
Vonage Holdings Corp. (a)	676,630	8,945,049
		32,221,931
Entertainment - 0.1%
Activision Blizzard, Inc.	11,800	1,128,198
Electronic Arts, Inc.	9,677	1,296,428
Eros International PLC (a)(b)	830,767	1,520,304
IMAX Corp. (a)	29,900	618,033
Sciplay Corp. (A Shares) (a)	9,044	164,149
World Wrestling Entertainment, Inc. Class A	143,042	7,066,275
		11,793,387
Interactive Media & Services - 0.7%
Alphabet, Inc. Class C (a)	2,270	4,623,672
Bumble, Inc.	16,821	1,132,222
CarGurus, Inc. Class A (a)	193,650	5,025,218
Cars.com, Inc. (a)	198,000	2,310,660
Facebook, Inc. Class A (a)	19,989	5,149,566
IAC (a)	53,562	13,113,584
Match Group, Inc. (a)	110,412	16,876,474
MDF Commerce, Inc. (a)	193,292	2,106,883
QuinStreet, Inc. (a)	376,402	8,992,244
Yelp, Inc. (a)	122,936	4,635,917
Zillow Group, Inc. Class A (a)	1,900	322,658
		64,289,098
Media - 0.7%
AMC Networks, Inc. Class A (a)(b)	95,455	6,260,893
Criteo SA sponsored ADR (a)	238,862	8,214,464
Entercom Communications Corp. Class A	862,300	3,854,481
Gray Television, Inc.	243,500	4,419,525
Interpublic Group of Companies, Inc.	32,200	841,064
National CineMedia, Inc.	24,486	115,574
News Corp. Class A	39,200	919,240
Nexstar Broadcasting Group, Inc. Class A	85,460	11,755,023
Ocean Outdoor Ltd. (a)(c)	1,223,674	9,422,290
TechTarget, Inc. (a)	16,372	1,369,190
Tegna, Inc.	222,526	4,056,649
ViacomCBS, Inc. Class B	144,600	9,325,254
		60,553,647
Wireless Telecommunication Services - 0.0%
Boingo Wireless, Inc. (a)	124,682	1,421,375

TOTAL COMMUNICATION SERVICES		170,279,438

CONSUMER DISCRETIONARY - 12.5%
Auto Components - 1.2%
BorgWarner, Inc.	162,700	7,321,500
Cooper Tire & Rubber Co.	151,392	8,665,678
Cooper-Standard Holding, Inc. (a)	245,469	8,792,700
Dana, Inc.	510,939	12,165,458
Dorman Products, Inc. (a)	11,448	1,141,480
Fox Factory Holding Corp. (a)	41,539	5,281,684
Gentex Corp.	258,117	9,132,179
LCI Industries	114,558	16,145,805
Lear Corp.	109,386	18,167,921
Magna International, Inc. Class A	40,813	3,436,455
Standard Motor Products, Inc.	42,946	1,804,161
The Goodyear Tire & Rubber Co.	684,821	11,511,841
XL Fleet Corp. (Class A) (a)(b)	235,323	3,334,527
		106,901,389
Automobiles - 0.3%
Fisker, Inc. (a)(b)	93,420	2,662,470
Harley-Davidson, Inc.	305,095	10,882,739
Thor Industries, Inc.	100,888	11,809,949
		25,355,158
Distributors - 1.0%
Genuine Parts Co.	8,100	853,335
LKQ Corp. (a)	1,045,331	41,175,588
Pool Corp.	144,857	48,493,778
		90,522,701
Diversified Consumer Services - 1.5%
Adtalem Global Education, Inc. (a)	87,900	3,454,470
American Public Education, Inc. (a)	286,425	8,432,352
Bright Horizons Family Solutions, Inc. (a)	120,847	19,294,432
Chegg, Inc. (a)	157,709	15,223,650
Frontdoor, Inc. (a)	815,857	42,726,431
Grand Canyon Education, Inc. (a)	73,098	7,652,630
H&R Block, Inc.	254,715	4,898,169
Houghton Mifflin Harcourt Co. (a)	470,513	2,870,129
OneSpaWorld Holdings Ltd.	253,752	2,768,434
Regis Corp. (a)	312,386	3,670,536
Service Corp. International	94,776	4,526,502
Strategic Education, Inc.	39,004	3,546,244
Stride, Inc. (a)	353,898	8,511,247
Terminix Global Holdings, Inc. (a)	22,800	1,026,228
WW International, Inc. (a)	264,652	7,804,587
		136,406,041
Hotels, Restaurants & Leisure - 1.2%
Brinker International, Inc.	50,060	3,433,615
Caesars Entertainment, Inc. (a)	8,400	784,896
Churchill Downs, Inc.	20,610	4,753,284
Darden Restaurants, Inc.	8,600	1,181,038
Extended Stay America, Inc. unit	445,903	7,174,579
Great Canadian Gaming Corp. (a)(b)	152,676	5,086,801
Hilton Grand Vacations, Inc. (a)	255,600	10,098,756
International Game Technology PLC	172,421	3,153,580
Kura Sushi U.S.A., Inc. Class A (a)	17,911	535,360
Papa John's International, Inc.	51,177	4,615,654
Penn National Gaming, Inc. (a)	43,070	4,986,645
Planet Fitness, Inc. (a)	185,230	15,946,451
Playa Hotels & Resorts NV (a)	1,138,364	8,162,070
Travel+Leisure Co.	123,600	7,469,148
Vail Resorts, Inc.	60,453	18,690,859
Wendy's Co.	478,780	9,781,475
Wingstop, Inc.	11,737	1,597,993
		107,452,204
Household Durables - 1.3%
Cavco Industries, Inc. (a)	3,385	713,930
Helen of Troy Ltd. (a)	14,641	3,174,169
Installed Building Products, Inc.	100,814	11,025,019
iRobot Corp. (a)	11,057	1,372,284
KB Home	190,179	7,679,428
La-Z-Boy, Inc.	141,341	6,022,540
LGI Homes, Inc. (a)	24,359	2,661,221
M.D.C. Holdings, Inc.	135,000	7,636,950
Mohawk Industries, Inc. (a)	23,714	4,149,713
NVR, Inc. (a)	853	3,839,217
PulteGroup, Inc.	364,474	16,441,422
Purple Innovation, Inc. (a)	99,508	3,660,899
Skyline Champion Corp. (a)	148,610	6,575,993
Sonos, Inc. (a)	77,003	2,998,497
Taylor Morrison Home Corp. (a)	325,738	8,961,052
Tempur Sealy International, Inc.	505,617	16,892,664
Toll Brothers, Inc.	64,879	3,465,836
TopBuild Corp. (a)	24,103	4,589,452
Whirlpool Corp.	45,800	8,705,664
		120,565,950
Internet & Direct Marketing Retail - 0.9%
Amazon.com, Inc. (a)	3,338	10,324,200
CarParts.com, Inc. (a)(b)	54,980	974,795
Chewy, Inc. (a)	68,240	6,930,454
Etsy, Inc. (a)	115,826	25,512,993
Overstock.com, Inc. (a)	32,128	2,158,038
PetMed Express, Inc. (b)	8,038	278,999
Porch Group, Inc. Class A (a)(b)	469,927	8,439,889
Quotient Technology, Inc. (a)	228,431	3,065,544
Qurate Retail, Inc. Series A	153,648	1,908,308
Revolve Group, Inc. (a)	6,317	291,214
Shutterstock, Inc.	126,810	11,188,446
Stamps.com, Inc. (a)	43,773	7,963,622
The RealReal, Inc. (a)	65,176	1,664,595
Waitr Holdings, Inc. (a)	843,209	2,681,405
		83,382,502
Leisure Products - 0.7%
Brunswick Corp.	356,640	31,516,277
Callaway Golf Co.	219,705	6,140,755
Clarus Corp.	313,670	5,445,311
Hasbro, Inc.	25,695	2,407,878
Malibu Boats, Inc. Class A (a)	69,843	5,206,097
Polaris, Inc.	46,784	5,509,284
Sturm, Ruger & Co., Inc.	6,937	473,103
YETI Holdings, Inc. (a)	29,672	2,040,543
		58,739,248
Multiline Retail - 0.1%
Dillard's, Inc. Class A	8,250	657,525
Kohl's Corp.	87,200	4,817,800
Ollie's Bargain Outlet Holdings, Inc. (a)	34,710	2,869,823
Target Corp.	5,978	1,096,604
		9,441,752
Specialty Retail - 2.5%
Academy Sports & Outdoors, Inc.	110,092	2,637,804
Advance Auto Parts, Inc.	73,411	11,771,454
America's Car Mart, Inc. (a)	46,883	6,329,205
Arko Corp. (a)(b)	284,458	2,636,926
AutoNation, Inc. (a)	23,171	1,738,288
Burlington Stores, Inc. (a)	4,100	1,061,162
CarMax, Inc. (a)	14,403	1,721,303
Destination XL Group, Inc. (a)	1,761,550	1,259,508
Five Below, Inc. (a)	32,769	6,098,966
Floor & Decor Holdings, Inc. Class A (a)	68,720	6,534,585
Foot Locker, Inc.	502,359	24,158,444
Gap, Inc.	293,300	7,317,835
Genesco, Inc. (a)	38,823	1,744,706
Group 1 Automotive, Inc.	43,800	6,676,872
Haverty Furniture Companies, Inc.	111,154	4,020,440
Lithia Motors, Inc. Class A (sub. vtg.)	36,592	13,683,578
Michaels Companies, Inc. (a)	204,148	3,062,220
Murphy U.S.A., Inc.	55,003	6,856,124
National Vision Holdings, Inc. (a)	128,486	6,101,800
Penske Automotive Group, Inc.	90,200	6,131,796
RH (a)	9,549	4,682,543
Sally Beauty Holdings, Inc. (a)	2,764,753	44,512,523
Sonic Automotive, Inc. Class A (sub. vtg.)	111,800	5,155,098
The Aaron's Co., Inc.	25,900	568,764
The Children's Place Retail Stores, Inc. (a)(b)	18,822	1,303,424
The Container Store Group, Inc. (a)	168,180	2,578,199
The ODP Corp.	99,500	3,807,865
TravelCenters of America LLC (a)	296,352	7,124,302
Vroom, Inc.	643,413	28,471,025
Williams-Sonoma, Inc.	48,592	6,379,644
Winmark Corp.	1,183	208,788
Zumiez, Inc. (a)	80,296	3,619,744
		229,954,935
Textiles, Apparel & Luxury Goods - 1.8%
Capri Holdings Ltd. (a)	218,491	10,196,975
Carter's, Inc.	156,009	13,022,071
Columbia Sportswear Co.	11,400	1,174,998
Crocs, Inc. (a)	58,914	4,519,882
Deckers Outdoor Corp. (a)	2,700	880,497
Hanesbrands, Inc.	1,435,455	25,393,199
Kontoor Brands, Inc.	216,200	9,134,450
Levi Strauss & Co. Class A (b)	42,500	988,550
PVH Corp.	22,900	2,289,084
Ralph Lauren Corp.	83,311	9,754,052
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	1,435,508	52,539,593
Steven Madden Ltd.	420,447	15,552,335
Tapestry, Inc.	291,010	12,263,161
Under Armour, Inc. Class C (non-vtg.) (a)	339,283	6,174,951
		163,883,798

TOTAL CONSUMER DISCRETIONARY		1,132,605,678

CONSUMER STAPLES - 3.4%
Beverages - 0.1%
Boston Beer Co., Inc. Class A (a)	400	411,484
Molson Coors Beverage Co. Class B	246,908	10,975,061
National Beverage Corp. (b)	9,245	440,617
		11,827,162
Food & Staples Retailing - 0.8%
BJ's Wholesale Club Holdings, Inc. (a)	509,070	20,454,433
Casey's General Stores, Inc.	74,167	14,978,767
Grocery Outlet Holding Corp. (a)	65,177	2,345,720
Ingles Markets, Inc. Class A	51,612	2,681,760
Performance Food Group Co. (a)	359,251	19,485,774
SpartanNash Co.	128,500	2,342,555
Sprouts Farmers Market LLC (a)	124,700	2,632,417
U.S. Foods Holding Corp. (a)	205,040	7,475,758
Weis Markets, Inc.	60,806	3,250,081
		75,647,265
Food Products - 1.6%
Beyond Meat, Inc. (a)(b)	23,630	3,437,692
Bunge Ltd.	110,660	8,474,343
Darling Ingredients, Inc. (a)	88,125	5,555,400
Flowers Foods, Inc.	78,035	1,697,261
Fresh Del Monte Produce, Inc.	196,136	5,048,541
Freshpet, Inc. (a)	92,898	14,480,940
Hostess Brands, Inc. Class A (a)	411,947	5,927,917
Ingredion, Inc.	103,662	9,350,312
J&J Snack Foods Corp.	5,919	939,700
John B. Sanfilippo & Son, Inc.	3,498	302,437
Lamb Weston Holdings, Inc.	171,796	13,704,167
Lancaster Colony Corp.	7,749	1,353,518
Nomad Foods Ltd. (a)	1,735,526	40,993,124
Pilgrim's Pride Corp. (a)	238,600	5,342,254
SunOpta, Inc. (a)	660,639	10,266,330
The Hain Celestial Group, Inc. (a)	214,518	9,048,369
The J.M. Smucker Co.	70,000	7,840,000
Tootsie Roll Industries, Inc. (b)	6,920	213,205
		143,975,510
Household Products - 0.5%
Central Garden & Pet Co. Class A (non-vtg.) (a)	109,100	4,528,741
Energizer Holdings, Inc.	157,868	6,598,882
Reynolds Consumer Products, Inc.	331,100	9,141,671
Spectrum Brands Holdings, Inc.	323,457	25,084,090
WD-40 Co.	5,419	1,689,373
		47,042,757
Personal Products - 0.3%
elf Beauty, Inc. (a)	367,237	9,419,629
Herbalife Nutrition Ltd. (a)	44,845	2,017,128
MediFast, Inc.	40,984	10,368,542
Nu Skin Enterprises, Inc. Class A	48,569	2,485,761
USANA Health Sciences, Inc. (a)	4,749	460,938
		24,751,998
Tobacco - 0.1%
Universal Corp.	87,659	4,454,830
Vector Group Ltd.	50,450	688,643
		5,143,473

TOTAL CONSUMER STAPLES		308,388,165

ENERGY - 1.8%
Energy Equipment & Services - 0.3%
Championx Corp. (a)	445,173	9,468,830
Dril-Quip, Inc. (a)	162,323	5,512,489
Halliburton Co.	216,230	4,720,301
Helmerich & Payne, Inc.	177,657	5,104,086
Nextier Oilfield Solutions, Inc. (a)	331,142	1,539,810
		26,345,516
Oil, Gas & Consumable Fuels - 1.5%
Aemetis, Inc. (a)	240,946	2,368,499
ARC Resources Ltd.	369,250	2,211,808
Cabot Oil & Gas Corp.	20,000	370,200
Cenovus Energy, Inc.	374,665	2,776,268
Cimarex Energy Co.	144,358	8,371,320
Delek U.S. Holdings, Inc.	214,629	5,271,288
Denbury, Inc. (a)	164,848	7,047,252
Devon Energy Corp.	184,000	3,963,360
Diamondback Energy, Inc.	143,568	9,946,391
Enerplus Corp.	522,865	2,530,667
Enviva Partners LP	281,423	14,923,862
Euronav NV (b)	368,488	3,253,749
Green Plains, Inc. (a)	318,367	8,061,052
HollyFrontier Corp.	681,256	25,805,977
Magnolia Oil & Gas Corp. Class A (a)	88,600	1,068,516
National Energy Services Reunited Corp. (a)	167,698	2,221,999
Navigator Holdings Ltd. (a)	170,556	1,708,971
PBF Energy, Inc. Class A	36,119	512,890
Renewable Energy Group, Inc. (a)	5,200	404,404
Rex American Resources Corp. (a)	35,658	3,354,348
Scorpio Tankers, Inc. (b)	296,846	4,381,447
Southwestern Energy Co. (a)	1,089,500	4,412,475
Talos Energy, Inc. (a)	104,397	1,105,564
Tourmaline Oil Corp.	268,910	4,899,540
W&T Offshore, Inc. (a)(b)	28,600	94,094
World Fuel Services Corp.	406,535	12,635,108
		133,701,049

TOTAL ENERGY		160,046,565

FINANCIALS - 12.0%
Banks - 4.3%
Associated Banc-Corp.	39,400	793,910
Bank of America Corp.	74,335	2,580,168
Bank OZK	415,709	17,135,525
BankUnited, Inc.	636,731	25,590,219
Cathay General Bancorp	102,900	3,873,156
CIT Group, Inc.	69,500	3,151,825
Citizens Financial Group, Inc.	271,800	11,806,992
Columbia Banking Systems, Inc.	47,152	2,088,362
Comerica, Inc.	175,975	11,983,898
Commerce Bancshares, Inc.	110,194	8,157,662
Cullen/Frost Bankers, Inc.	82,445	8,607,258
East West Bancorp, Inc.	33,460	2,414,474
Fifth Third Bancorp	274,500	9,522,405
First Citizens Bancshares, Inc.	22,150	16,344,264
First Financial Bankshares, Inc.	49,447	2,208,303
First Hawaiian, Inc.	259,512	7,237,790
First Horizon National Corp.	1,548,613	25,087,531
First Merchants Corp.	75,285	3,165,734
Fulton Financial Corp.	239,600	3,701,820
Hancock Whitney Corp.	82,900	3,129,475
Hanmi Financial Corp.	108,800	1,862,656
Hope Bancorp, Inc.	340,100	4,475,716
Huntington Bancshares, Inc.	747,642	11,468,828
Investors Bancorp, Inc.	174,767	2,331,392
KeyCorp	420,100	8,460,814
Midland States Bancorp, Inc.	20,484	501,858
PacWest Bancorp	307,154	11,131,261
Peoples Bancorp, Inc.	40,051	1,247,188
Preferred Bank, Los Angeles	5,376	311,539
Regions Financial Corp.	486,573	10,038,001
ServisFirst Bancshares, Inc.	255,414	12,658,318
Signature Bank	57,350	12,521,799
South State Corp.	34,506	2,721,143
Sterling Bancorp	439,198	9,587,692
SVB Financial Group (a)	33,340	16,848,702
Synovus Financial Corp.	394,114	16,674,963
TCF Financial Corp.	18,581	832,800
Texas Capital Bancshares, Inc. (a)	134,559	10,253,396
Umpqua Holdings Corp.	604,199	10,313,677
United Community Bank, Inc.	130,200	4,304,412
Valley National Bancorp	338,053	4,141,149
Veritex Holdings, Inc.	111,537	3,243,496
Webster Financial Corp.	193,625	10,709,399
Western Alliance Bancorp.	261,617	23,940,572
Wintrust Financial Corp.	168,920	12,442,647
Zions Bancorp NA	331,835	17,643,667
		389,247,856
Capital Markets - 2.5%
Ares Management Corp.	103,970	5,404,361
Artisan Partners Asset Management, Inc.	94,454	4,486,565
B. Riley Financial, Inc.	180,758	11,897,492
Cohen & Steers, Inc.	9,283	597,640
Diamond Hill Investment Group, Inc.	1,161	164,688
Evercore, Inc. Class A	84,720	10,146,914
FactSet Research Systems, Inc.	42,347	12,869,677
Federated Hermes, Inc. Class B (non-vtg.)	37,739	1,008,386
Focus Financial Partners, Inc. Class A (a)	336,545	15,820,980
FS KKR Capital Corp.	107,750	2,067,723
Houlihan Lokey	20,117	1,278,637
Lazard Ltd. Class A	394,006	15,244,092
LPL Financial	373,348	49,110,196
Moelis & Co. Class A	336,301	17,366,584
Morningstar, Inc.	52,304	11,729,172
Newtek Business Services Corp. (b)	120,383	2,766,401
Oaktree Specialty Lending Corp.	926,370	5,697,176
Open Lending Corp. (a)	74,029	2,830,869
PJT Partners, Inc.	55,466	3,867,090
Prospect Capital Corp. (b)	499,800	3,643,542
SEI Investments Co.	48,217	2,700,152
StepStone Group, Inc. Class A	184,944	6,659,833
Stifel Financial Corp.	165,380	10,101,410
Victory Capital Holdings, Inc.	654,210	15,537,488
WisdomTree Investments, Inc.	1,800,693	9,543,673
		222,540,741
Consumer Finance - 1.0%
Ally Financial, Inc.	208,815	8,665,823
Encore Capital Group, Inc. (a)	59,069	1,974,086
Enova International, Inc. (a)	224,257	6,884,690
First Cash Financial Services, Inc.	9,100	576,212
LendingTree, Inc. (a)(b)	5,550	1,492,229
Navient Corp.	1,321,893	16,365,035
OneMain Holdings, Inc.	278,161	13,048,533
PRA Group, Inc. (a)	79,960	2,947,326
PROG Holdings, Inc.	137,804	6,890,200
Regional Management Corp.	95,000	3,075,150
SLM Corp.	1,083,393	17,106,775
Synchrony Financial	199,525	7,717,627
		86,743,686
Diversified Financial Services - 0.5%
Banco Latinoamericano de Comercio Exterior SA Series E	75,700	1,155,182
Cannae Holdings, Inc. (a)	245,978	9,187,278
ECN Capital Corp.	687,092	4,325,588
Jaws Acquisition Corp. (a)(b)	1,273,314	18,233,856
Voya Financial, Inc.	250,690	15,111,593
		48,013,497
Insurance - 2.7%
Alleghany Corp.	8,335	5,387,994
American Equity Investment Life Holding Co.	168,717	4,661,651
American Financial Group, Inc.	161,691	17,252,430
American International Group, Inc.	113,575	4,991,621
Amerisafe, Inc.	7,665	448,556
Assurant, Inc.	34,675	4,272,654
Assured Guaranty Ltd.	266,679	11,792,545
Axis Capital Holdings Ltd.	191,248	9,663,761
Brown & Brown, Inc.	9,700	445,230
BRP Group, Inc. (a)	18,800	498,764
Chubb Ltd.	13,425	2,182,637
CNA Financial Corp.	273,352	11,628,394
CNO Financial Group, Inc.	339,200	8,161,152
Crawford & Co. Class B	124,426	1,132,277
eHealth, Inc. (a)(b)	31,100	1,847,962
Erie Indemnity Co. Class A	9,890	2,394,369
Everest Re Group Ltd.	72,783	17,599,657
First American Financial Corp.	184,819	9,710,390
FNF Group	160,931	6,160,439
Genworth Financial, Inc. Class A (a)	729,306	2,275,435
Globe Life, Inc.	29,747	2,778,370
GoHealth, Inc. (a)	198,100	2,688,217
Goosehead Insurance	25,515	3,305,213
Hanover Insurance Group, Inc.	109,478	12,628,287
Heritage Insurance Holdings, Inc.	127,900	1,241,909
Kinsale Capital Group, Inc.	93,510	16,463,371
Lincoln National Corp.	138,400	7,870,808
Old Republic International Corp.	367,800	7,109,574
Primerica, Inc.	15,671	2,213,215
ProAssurance Corp.	198,710	4,918,073
Reinsurance Group of America, Inc.	133,496	16,317,216
RenaissanceRe Holdings Ltd.	23,266	3,884,957
RLI Corp.	127,368	13,289,577
Selective Insurance Group, Inc.	72,408	4,911,435
Stewart Information Services Corp.	61,617	2,908,322
Universal Insurance Holdings, Inc.	101,536	1,511,871
Unum Group	241,300	6,389,624
White Mountains Insurance Group Ltd.	12,336	14,742,260
		247,680,217
Mortgage Real Estate Investment Trusts - 0.3%
AGNC Investment Corp.	221,357	3,548,353
Annaly Capital Management, Inc.	512,600	4,259,706
Ares Commercial Real Estate Corp.	111,656	1,541,969
Blackstone Mortgage Trust, Inc.	87,307	2,549,364
Chimera Investment Corp.	176,100	2,032,194
MFA Financial, Inc.	419,200	1,685,184
Redwood Trust, Inc.	219,495	2,159,831
Starwood Property Trust, Inc.	205,210	4,684,944
		22,461,545
Thrifts & Mortgage Finance - 0.7%
Axos Financial, Inc. (a)	146,075	6,758,890
Essent Group Ltd.	345,322	14,237,626
Farmer Mac Class C (non-vtg.)	71,538	6,170,153
HomeStreet, Inc.	47,800	2,053,488
MGIC Investment Corp.	712,686	8,680,515
Mr. Cooper Group, Inc. (a)	123,370	3,879,987
NMI Holdings, Inc. (a)	115,926	2,650,068
Pennymac Financial Services, Inc.	84,464	5,001,113
Radian Group, Inc.	196,700	4,012,680
Walker & Dunlop, Inc.	90,567	9,025,907
		62,470,427

TOTAL FINANCIALS		1,079,157,969

HEALTH CARE - 10.7%
Biotechnology - 2.6%
ACADIA Pharmaceuticals, Inc. (a)	146,623	7,180,128
ADC Therapeutics SA (a)	65,646	1,745,527
Agios Pharmaceuticals, Inc. (a)	135,763	6,440,597
Akebia Therapeutics, Inc. (a)	187,897	650,124
Albireo Pharma, Inc. (a)	58,409	2,036,138
Allakos, Inc. (a)	38,633	4,681,547
Allogene Therapeutics, Inc. (a)	63,590	2,207,209
Amicus Therapeutics, Inc. (a)	94,130	1,155,916
Applied Genetic Technologies Corp. (a)(b)	616,021	3,129,387
Arena Pharmaceuticals, Inc. (a)	79,229	6,366,050
Arrowhead Pharmaceuticals, Inc. (a)	44,320	3,530,531
Ascendis Pharma A/S sponsored ADR (a)	40,330	6,249,940
Aurinia Pharmaceuticals, Inc. (a)(b)	46,800	655,200
Avid Bioservices, Inc. (a)	286,236	5,890,737
Biohaven Pharmaceutical Holding Co. Ltd. (a)	62,444	5,306,491
BioMarin Pharmaceutical, Inc. (a)	48,544	3,758,762
Blueprint Medicines Corp. (a)	48,172	4,731,454
Catalyst Pharmaceutical Partners, Inc. (a)	482,137	1,875,513
Coherus BioSciences, Inc. (a)	107,230	1,741,415
Deciphera Pharmaceuticals, Inc. (a)	175,355	7,677,042
Emergent BioSolutions, Inc. (a)	106,912	10,263,552
Exact Sciences Corp. (a)	36,417	4,957,082
Fate Therapeutics, Inc. (a)	73,276	6,574,323
Global Blood Therapeutics, Inc. (a)	75,921	3,234,235
Halozyme Therapeutics, Inc. (a)	285,829	12,933,762
Heron Therapeutics, Inc. (a)	518,161	9,368,351
ImmunoGen, Inc. (a)	161,400	1,412,250
Insmed, Inc. (a)	66,238	2,369,333
Intellia Therapeutics, Inc. (a)	12,950	782,957
Iovance Biotherapeutics, Inc. (a)	201,762	7,525,723
Karyopharm Therapeutics, Inc. (a)(b)	139,022	1,921,284
Kodiak Sciences, Inc. (a)	93,002	11,998,188
Legend Biotech Corp. ADR	53,871	1,464,214
Ligand Pharmaceuticals, Inc. Class B (a)(b)	57,890	8,580,456
Natera, Inc. (a)	6,600	766,194
Neurocrine Biosciences, Inc. (a)	201,801	22,099,228
Precision BioSciences, Inc. (a)	114,053	1,364,074
PTC Therapeutics, Inc. (a)	57,700	3,294,670
Puma Biotechnology, Inc. (a)	45,458	452,762
Recro Pharma, Inc. (a)	1,041,448	3,572,167
Repligen Corp. (a)	35,975	7,640,730
Sage Therapeutics, Inc. (a)	26,380	2,242,300
Springworks Therapeutics, Inc. (a)	68,814	5,921,445
Syros Pharmaceuticals, Inc. (a)	150,980	1,268,232
Turning Point Therapeutics, Inc. (a)	34,000	4,008,940
Twist Bioscience Corp. (a)	32,070	4,414,115
Ultragenyx Pharmaceutical, Inc. (a)	23,908	3,383,938
United Therapeutics Corp. (a)	46,200	7,723,716
Viking Therapeutics, Inc. (a)(b)	688,425	4,639,985
Vir Biotechnology, Inc. (a)	42,356	2,652,756
		235,840,670
Health Care Equipment & Supplies - 3.0%
Abiomed, Inc. (a)	35,861	11,638,688
Atricure, Inc. (a)	73,970	4,828,022
Atrion Corp.	558	348,694
AxoGen, Inc. (a)	826,428	18,264,059
Axonics Modulation Technologies, Inc. (a)	14,600	734,526
Envista Holdings Corp. (a)	259,591	10,004,637
Globus Medical, Inc. (a)	29,870	1,866,875
Hill-Rom Holdings, Inc.	27,600	2,944,092
Hologic, Inc. (a)	173,533	12,509,994
ICU Medical, Inc. (a)	44,990	9,335,425
IDEXX Laboratories, Inc. (a)	13,168	6,849,599
Inari Medical, Inc.	55,873	5,844,316
Insulet Corp. (a)	19,995	5,180,705
Integra LifeSciences Holdings Corp. (a)	82,145	5,613,789
iRhythm Technologies, Inc. (a)	19,670	3,164,903
Masimo Corp. (a)	30,518	7,651,778
Merit Medical Systems, Inc. (a)	488,632	27,226,575
Neogen Corp. (a)	21,029	1,722,696
Nevro Corp. (a)	25,352	4,187,643
Novocure Ltd. (a)	54,180	8,078,238
Ortho Clinical Diagnostics Holdings PLC	503,453	8,709,737
Quidel Corp. (a)	65,340	10,732,748
Semler Scientific, Inc. (a)	51,233	5,150,453
Silk Road Medical, Inc. (a)	66,143	3,622,652
SmileDirectClub, Inc. (a)(b)	337,460	3,914,536
STERIS PLC	210,645	36,820,746
Surgalign Holdings, Inc. (a)	2,607,381	6,362,010
Talis Biomedical Corp.	324,082	5,593,655
Tandem Diabetes Care, Inc. (a)	46,380	4,452,016
Teleflex, Inc.	27,968	11,134,620
The Cooper Companies, Inc.	20,897	8,068,959
ViewRay, Inc. (a)	28,496	124,243
West Pharmaceutical Services, Inc.	64,091	17,987,139
		270,668,768
Health Care Providers & Services - 2.4%
Amedisys, Inc. (a)	23,570	5,978,295
AMN Healthcare Services, Inc. (a)	159,856	11,648,707
Castle Biosciences, Inc. (a)	80,030	6,088,682
Centene Corp. (a)	136,505	7,991,003
Chemed Corp.	29,964	13,340,272
Corvel Corp. (a)	3,627	368,141
DaVita HealthCare Partners, Inc. (a)	63,300	6,464,829
Encompass Health Corp.	245,068	19,713,270
Five Star Senior Living, Inc. (a)	300,153	2,005,022
Guardant Health, Inc. (a)	50,049	7,366,212
HealthEquity, Inc. (a)	230,390	18,972,617
Henry Schein, Inc. (a)	130,604	8,077,857
LHC Group, Inc. (a)	28,910	5,253,236
MEDNAX, Inc. (a)	853,512	20,851,298
Molina Healthcare, Inc. (a)	113,713	24,648,430
National Healthcare Corp.	4,871	338,778
National Research Corp. Class A	5,304	274,058
Ontrak, Inc. (a)(b)	116,349	6,857,610
Owens & Minor, Inc.	48,800	1,659,688
Premier, Inc.	608,009	20,562,864
Progyny, Inc. (a)	20,600	867,054
Quest Diagnostics, Inc.	37,500	4,334,625
R1 RCM, Inc. (a)	176,543	4,879,649
Select Medical Holdings Corp. (a)	254,300	8,048,595
U.S. Physical Therapy, Inc.	5,093	597,103
Universal Health Services, Inc. Class B	87,107	10,917,120
		218,105,015
Health Care Technology - 0.4%
American Well Corp. (b)	96,985	2,373,223
Certara, Inc.	160,062	5,546,148
Change Healthcare, Inc. (a)	151,987	3,475,943
iCAD, Inc. (a)(b)	362,080	6,694,859
Inovalon Holdings, Inc. Class A (a)	61,530	1,511,177
Omnicell, Inc. (a)	79,517	10,090,707
Phreesia, Inc. (a)	17,400	1,065,750
		30,757,807
Life Sciences Tools & Services - 1.2%
10X Genomics, Inc. (a)	41,309	7,352,589
Avantor, Inc. (a)	277,979	7,747,275
Berkeley Lights, Inc. (a)	58,003	3,594,446
Bio-Rad Laboratories, Inc. Class A (a)	5,227	3,055,182
Bio-Techne Corp.	15,286	5,528,793
Bruker Corp.	53,434	3,258,405
Charles River Laboratories International, Inc. (a)	18,650	5,336,511
Harvard Bioscience, Inc. (a)	759,484	3,334,135
ICON PLC (a)	63,174	11,414,278
Medpace Holdings, Inc. (a)	25,857	4,199,953
PPD, Inc.	190,830	6,690,500
PRA Health Sciences, Inc. (a)	8,400	1,238,244
Sotera Health Co.	419,864	10,979,444
Syneos Health, Inc. (a)	487,201	37,684,997
		111,414,752
Pharmaceuticals - 1.1%
Aerie Pharmaceuticals, Inc. (a)(b)	146,429	2,692,829
Arvinas Holding Co. LLC (a)	46,901	3,672,348
Catalent, Inc. (a)	144,054	16,380,380
Horizon Therapeutics PLC (a)	114,290	10,390,104
Innoviva, Inc. (a)	267,362	3,055,948
Jazz Pharmaceuticals PLC (a)	90,752	15,249,966
Lannett Co., Inc. (a)	177,600	1,076,256
Nektar Therapeutics (a)	107,906	2,448,387
Ocular Therapeutix, Inc. (a)	314,640	5,770,498
Pacira Biosciences, Inc. (a)	73,602	5,409,747
Prestige Brands Holdings, Inc. (a)	77,789	3,244,579
Reata Pharmaceuticals, Inc. (a)	25,700	3,142,082
Revance Therapeutics, Inc. (a)	530,206	13,923,210
Royalty Pharma PLC	224,900	10,473,593
Supernus Pharmaceuticals, Inc. (a)	126,732	3,405,289
Zogenix, Inc. (a)	70,446	1,494,160
		101,829,376

TOTAL HEALTH CARE		968,616,388

INDUSTRIALS - 16.8%
Aerospace & Defense - 0.7%
AAR Corp.	173,349	6,895,823
Axon Enterprise, Inc. (a)	65,188	10,787,962
BWX Technologies, Inc.	69,235	4,016,322
Cubic Corp.	31,244	2,169,896
Curtiss-Wright Corp.	41,422	4,576,717
HEICO Corp. Class A	9,000	1,041,840
Howmet Aerospace, Inc.	136,452	3,835,666
Huntington Ingalls Industries, Inc.	83,487	14,686,198
Mercury Systems, Inc. (a)	86,780	5,671,941
Moog, Inc. Class A	52,400	4,069,384
Textron, Inc.	131,637	6,626,607
		64,378,356
Air Freight & Logistics - 0.8%
Air Transport Services Group, Inc. (a)	367,065	9,741,905
Atlas Air Worldwide Holdings, Inc. (a)	91,000	5,016,830
C.H. Robinson Worldwide, Inc.	228,555	20,764,222
Forward Air Corp.	141,323	12,121,274
XPO Logistics, Inc. (a)	242,728	28,302,085
		75,946,316
Airlines - 0.5%
Air Canada (a)	119,841	2,368,058
Alaska Air Group, Inc.	272,531	17,719,966
JetBlue Airways Corp. (a)	394,100	7,263,263
SkyWest, Inc.	310,509	17,503,392
		44,854,679
Building Products - 1.2%
A.O. Smith Corp.	53,681	3,187,041
AAON, Inc.	16,165	1,246,322
Advanced Drain Systems, Inc.	89,630	9,861,093
Apogee Enterprises, Inc.	76,492	2,860,801
Armstrong World Industries, Inc.	131,505	11,254,198
Builders FirstSource, Inc. (a)	96,980	4,195,840
Caesarstone Sdot-Yam Ltd.	392,950	4,955,100
CSW Industrials, Inc.	5,427	681,468
Fortune Brands Home & Security, Inc.	154,875	12,876,308
Gibraltar Industries, Inc. (a)	18,230	1,592,391
Griffon Corp.	160,926	3,958,780
Lennox International, Inc.	49,764	13,922,474
Masonite International Corp. (a)	158,392	17,378,770
Owens Corning	125,416	10,161,204
PGT Innovations, Inc. (a)	77,870	1,836,953
Simpson Manufacturing Co. Ltd.	17,239	1,680,113
Trex Co., Inc. (a)	115,222	10,558,944
		112,207,800
Commercial Services & Supplies - 3.1%
ABM Industries, Inc.	820,099	35,411,875
ACCO Brands Corp.	449,689	3,642,481
Charah Solutions, Inc. (a)(b)	1,275,976	5,205,982
Cimpress PLC (a)	112,570	11,153,436
Clean Harbors, Inc. (a)	221,493	18,860,129
Copart, Inc. (a)	34,281	3,742,114
CoreCivic, Inc.	499,631	3,587,351
Covanta Holding Corp.	142,202	1,997,938
Deluxe Corp.	73,600	2,909,408
Driven Brands Holdings, Inc. (b)	684,305	19,502,693
Harsco Corp. (a)	327,640	5,360,190
Healthcare Services Group, Inc.	244,764	6,963,536
Herman Miller, Inc.	403,619	15,480,807
IAA Spinco, Inc. (a)	365,743	21,443,512
KAR Auction Services, Inc.	585,296	8,141,467
Marlowe PLC (a)	1,379,417	13,068,266
MSA Safety, Inc.	103,860	16,720,421
Pitney Bowes, Inc.	93,400	792,032
Ritchie Bros. Auctioneers, Inc.	487,550	26,483,716
Rollins, Inc.	87,727	2,909,905
Steelcase, Inc. Class A	233,100	3,249,414
Stericycle, Inc. (a)	133,860	8,683,498
The Brink's Co.	223,630	17,181,493
U.S. Ecology, Inc. (a)	67,027	2,561,102
UniFirst Corp.	33,457	8,106,297
Viad Corp.	55,620	2,327,141
Waste Connection, Inc. (United States)	181,104	17,692,050
		283,178,254
Construction & Engineering - 0.7%
AECOM (a)	248,989	14,413,973
Aegion Corp. (a)	140,158	3,623,084
Argan, Inc.	93,430	4,673,369
Comfort Systems U.S.A., Inc.	79,520	4,925,469
EMCOR Group, Inc.	23,652	2,302,995
Jacobs Engineering Group, Inc.	49,040	5,643,523
MasTec, Inc. (a)	124,676	10,815,643
Willscot Mobile Mini Holdings (a)	500,453	13,877,562
		60,275,618
Electrical Equipment - 1.8%
Acuity Brands, Inc.	55,257	6,813,188
American Superconductor Corp. (a)	45,767	1,088,797
AMETEK, Inc.	34,222	4,037,169
Atkore, Inc. (a)	195,580	13,230,987
Babcock & Wilcox Enterprises, Inc. (a)	781,701	5,534,443
EnerSys	48,479	4,376,684
Generac Holdings, Inc. (a)	160,446	52,876,584
GrafTech International Ltd.	645,792	7,639,719
Hubbell, Inc. Class B	21,503	3,816,998
nVent Electric PLC	114,314	3,001,886
Plug Power, Inc. (a)	137,745	6,664,103
Regal Beloit Corp.	81,698	11,165,666
Sensata Technologies, Inc. PLC (a)	644,430	36,919,395
Shoals Technologies Group, Inc.	114,109	3,722,236
TPI Composites, Inc. (a)	34,116	1,625,969
		162,513,824
Industrial Conglomerates - 0.0%
Carlisle Companies, Inc.	7,300	1,060,325
Machinery - 3.8%
AGCO Corp.	80,800	10,461,984
Allison Transmission Holdings, Inc.	168,400	6,385,728
Altra Industrial Motion Corp.	42,322	2,451,290
Barnes Group, Inc.	18,433	964,968
Chart Industries, Inc. (a)	6,000	858,540
Colfax Corp. (a)	63,600	2,820,660
Commercial Vehicle Group, Inc. (a)	433,396	3,982,909
Crane Co.	145,111	12,169,008
Donaldson Co., Inc.	50,014	2,946,325
Douglas Dynamics, Inc.	124,897	6,017,537
Energy Recovery, Inc. (a)	209,971	3,695,490
Evoqua Water Technologies Corp. (a)	211,730	5,197,972
Flowserve Corp.	14,900	551,300
Gorman-Rupp Co.	7,450	238,326
Graco, Inc.	66,107	4,584,520
Helios Technologies, Inc.	89,324	5,841,790
Hillenbrand, Inc.	242,278	11,256,236
IDEX Corp.	68,810	13,429,648
Ingersoll Rand, Inc. (a)	119,882	5,555,332
ITT, Inc.	50,361	4,178,956
John Bean Technologies Corp.	76,501	11,289,253
Kennametal, Inc.	377,459	14,101,868
Lincoln Electric Holdings, Inc.	163,050	19,257,836
Meritor, Inc. (a)	219,680	6,671,682
Middleby Corp. (a)	132,224	19,358,916
Mueller Industries, Inc.	22,519	915,172
Nordson Corp.	85,173	16,388,137
Omega Flex, Inc.	1,162	200,445
Oshkosh Corp.	192,921	20,449,626
Pentair PLC	107,820	6,030,373
Proto Labs, Inc. (a)	10,590	1,542,751
RBC Bearings, Inc. (a)	66,598	13,256,998
Rexnord Corp.	47,844	2,150,588
Snap-On, Inc.	115,389	23,436,660
Tennant Co.	187,489	14,286,662
Terex Corp.	91,081	3,750,716
The Shyft Group, Inc.	84,559	2,781,146
Timken Co.	80,100	6,275,835
Toro Co.	248,184	25,009,502
TriMas Corp. (a)	16,999	570,996
Welbilt, Inc. (a)	392,546	6,272,885
Woodward, Inc.	183,032	20,905,915
		338,492,481
Marine - 0.7%
Danaos Corp. (a)(b)	71,302	2,961,885
Kirby Corp. (a)	246,250	15,405,400
Matson, Inc.	602,134	41,709,822
		60,077,107
Professional Services - 1.3%
Acacia Research Corp. (a)	1,990,027	14,129,192
ASGN, Inc. (a)	111,602	10,375,638
Barrett Business Services, Inc.	3,027	215,522
CoreLogic, Inc.	31,508	2,667,467
CoStar Group, Inc. (a)	8,617	7,098,340
Exponent, Inc.	20,470	1,974,741
FTI Consulting, Inc. (a)	58,050	6,649,628
Insperity, Inc.	6,548	580,808
Kforce, Inc.	7,658	393,238
Korn Ferry	150,711	9,276,262
Manpower, Inc.	83,127	7,850,514
Nielsen Holdings PLC	193,168	4,328,895
Robert Half International, Inc.	188,837	14,689,630
TransUnion Holding Co., Inc.	161,040	13,561,178
TriNet Group, Inc. (a)	336,878	27,041,197
		120,832,250
Road & Rail - 0.7%
Daseke, Inc. (a)	1,013,366	5,593,780
Heartland Express, Inc.	241,421	4,393,862
HyreCar, Inc. (a)	317,454	3,266,602
Kansas City Southern	26,710	5,671,601
Knight-Swift Transportation Holdings, Inc. Class A	503,700	21,759,840
Landstar System, Inc.	103,831	16,627,496
Schneider National, Inc. Class B	44,100	1,020,033
Yellow Corp. (a)	813,059	4,853,962
		63,187,176
Trading Companies & Distributors - 1.5%
Air Lease Corp. Class A	31,200	1,430,832
Alta Equipment Group, Inc. (a)	570,847	6,056,687
BlueLinx Corp. (a)	198,180	7,947,018
Boise Cascade Co.	15,542	776,167
CAI International, Inc.	294,961	12,978,284
EVI Industries, Inc. (a)(b)	83,160	3,043,656
GATX Corp.	84,110	8,026,617
H&E Equipment Services, Inc.	56,966	1,761,958
MRC Global, Inc. (a)	692,168	6,049,548
MSC Industrial Direct Co., Inc. Class A	49,319	4,247,845
Nesco Holdings, Inc. Class A (a)	635,798	5,149,964
SiteOne Landscape Supply, Inc. (a)	80,511	12,761,799
Transcat, Inc. (a)	168,250	7,542,648
Triton International Ltd.	237,096	13,699,407
United Rentals, Inc. (a)	81,113	24,121,384
Watsco, Inc.	13,015	3,163,947
WESCO International, Inc. (a)	159,207	12,781,138
		131,538,899
Transportation Infrastructure - 0.0%
Macquarie Infrastructure Co. LLC	28,985	908,390

TOTAL INDUSTRIALS		1,519,451,475

INFORMATION TECHNOLOGY - 16.6%
Communications Equipment - 0.5%
Applied Optoelectronics, Inc. (a)	119,686	1,116,072
Calix Networks, Inc. (a)	98,817	3,904,260
Ciena Corp. (a)	67,500	3,521,475
CommScope Holding Co., Inc. (a)	212,093	3,094,437
DZS, Inc. (a)	339,193	5,644,172
F5 Networks, Inc. (a)	35,000	6,649,300
Juniper Networks, Inc.	341,848	7,958,221
NetScout Systems, Inc. (a)	133,507	3,767,568
Nokia Corp. sponsored ADR (a)	376,592	1,476,241
Radware Ltd. (a)	128,952	3,360,489
Viavi Solutions, Inc. (a)	285,660	4,623,407
		45,115,642
Electronic Equipment & Components - 2.2%
Akoustis Technologies, Inc. (a)	219,826	3,141,314
Arrow Electronics, Inc. (a)	115,729	11,602,990
Avnet, Inc.	188,870	7,190,281
Badger Meter, Inc.	11,546	1,253,780
Belden, Inc.	811,037	35,855,946
Cognex Corp.	299,159	24,707,542
Dolby Laboratories, Inc. Class A	67,026	6,543,748
ePlus, Inc. (a)	48,637	4,599,115
Flex Ltd. (a)	195,149	3,549,760
FLIR Systems, Inc.	51,994	2,776,480
Identiv, Inc. (a)	445,963	4,968,028
Insight Enterprises, Inc. (a)	82,292	6,878,788
IPG Photonics Corp. (a)	35,239	8,011,587
Jabil, Inc.	170,200	7,347,534
Littelfuse, Inc.	18,566	4,831,245
Napco Security Technolgies, Inc. (a)	4,670	145,377
National Instruments Corp.	788	34,987
Novanta, Inc. (a)	37,256	4,930,086
OSI Systems, Inc. (a)	9,700	917,814
Powerfleet, Inc. (a)	842,663	6,631,758
Rogers Corp. (a)	7,405	1,343,859
Sanmina Corp. (a)	163,100	5,809,622
ScanSource, Inc. (a)	81,755	2,325,112
Seeing Machines Ltd. (a)	7,272,309	977,717
SYNNEX Corp.	130,443	11,630,298
Trimble, Inc. (a)	218,080	16,168,451
TTM Technologies, Inc. (a)	236,200	3,335,144
Vishay Intertechnology, Inc.	543,565	12,974,897
		200,483,260
IT Services - 3.8%
Amdocs Ltd.	222,930	16,900,323
Black Knight, Inc. (a)	234,071	17,950,905
BM Technologies, Inc. (a)(b)	164,456	2,072,146
Booz Allen Hamilton Holding Corp. Class A	29,958	2,310,960
Broadridge Financial Solutions, Inc.	97,950	13,956,896
CACI International, Inc. Class A (a)	4,400	973,896
Cardtronics PLC (a)	10,437	402,346
Cass Information Systems, Inc.	4,746	204,458
Computer Services, Inc.	189,379	11,362,740
Concentrix Corp. (a)	116,044	14,332,594
CSG Systems International, Inc.	13,118	605,396
DXC Technology Co.	171,645	4,328,887
Equiniti Group PLC (c)	5,798,180	11,470,795
Euronet Worldwide, Inc. (a)	247,119	37,144,457
EVERTEC, Inc.	128,545	5,000,401
Gartner, Inc. (a)	86,411	15,471,025
Genpact Ltd.	125,670	5,082,095
GoDaddy, Inc. (a)	104,762	8,498,293
Hackett Group, Inc.	10,735	167,681
Jack Henry & Associates, Inc.	25,910	3,846,080
Maximus, Inc.	101,908	8,283,082
MoneyGram International, Inc. (a)	1,029,107	6,864,144
MongoDB, Inc. Class A (a)	22,880	8,830,078
NIC, Inc.	26,576	922,453
Perficient, Inc. (a)	13,184	734,217
Perspecta, Inc.	75,231	2,196,745
PFSweb, Inc. (a)	701,451	4,924,186
Rackspace Technology, Inc. (a)(b)	266,980	5,611,920
Science Applications International Corp.	95,375	8,214,649
Shift4 Payments, Inc.	59,415	4,545,248
Switch, Inc. Class A	378,735	6,567,265
Sykes Enterprises, Inc. (a)	77,311	3,158,927
The Western Union Co.	154,700	3,592,134
Ttec Holdings, Inc.	42,166	3,547,847
Unisys Corp. (a)	1,645,826	40,405,028
WEX, Inc. (a)	78,961	16,451,524
Wix.com Ltd. (a)	97,992	34,157,071
WNS Holdings Ltd. sponsored ADR (a)	150,907	11,274,262
		342,363,154
Semiconductors & Semiconductor Equipment - 2.6%
Ambarella, Inc. (a)	7,651	860,661
Amkor Technology, Inc.	391,000	9,340,990
Amtech Systems, Inc. (a)	122,034	1,170,306
Array Technologies, Inc.	74,517	2,763,090
AXT, Inc. (a)	534,669	6,913,270
Cirrus Logic, Inc. (a)	6,200	507,036
CMC Materials, Inc.	80,269	13,685,865
Cree, Inc. (a)	29,742	3,374,527
Diodes, Inc. (a)	31,800	2,496,936
Enphase Energy, Inc. (a)	24,980	4,397,979
Entegris, Inc.	149,532	15,732,262
Himax Technologies, Inc. sponsored ADR (a)	121,556	1,637,359
Impinj, Inc. (a)	11,356	726,443
Kulicke & Soffa Industries, Inc.	146,526	7,305,786
Lattice Semiconductor Corp. (a)	248,036	11,935,492
MACOM Technology Solutions Holdings, Inc. (a)	79,580	5,120,973
MagnaChip Semiconductor Corp. (a)	165,396	3,091,251
MaxLinear, Inc. Class A (a)	195,546	7,776,864
MKS Instruments, Inc.	72,059	11,882,529
Monolithic Power Systems, Inc.	76,119	28,508,088
NVE Corp.	1,927	135,796
ON Semiconductor Corp. (a)	1,474,839	59,391,767
Power Integrations, Inc.	23,701	2,094,457
Semtech Corp. (a)	195,185	14,309,012
SolarEdge Technologies, Inc. (a)	19,874	5,928,613
Ultra Clean Holdings, Inc. (a)	122,811	5,695,974
Universal Display Corp.	50,300	10,648,007
		237,431,333
Software - 6.8%
2U, Inc. (a)	876,023	34,716,791
8x8, Inc.(a)	305,895	10,464,668
ACI Worldwide, Inc. (a)	495,071	18,941,416
Anaplan, Inc. (a)	97,159	6,314,363
Aspen Technology, Inc. (a)	93,937	14,138,458
Avalara, Inc. (a)	46,223	7,254,238
Avaya Holdings Corp. (a)	363,390	10,781,781
Blackbaud, Inc.	12,400	853,368
CDK Global, Inc.	498,218	24,980,651
Ceridian HCM Holding, Inc. (a)	13,900	1,246,274
ChannelAdvisor Corp. (a)	217,499	4,915,477
Cloudera, Inc. (a)	260,416	4,203,114
CommVault Systems, Inc. (a)	139,600	8,896,708
Cornerstone OnDemand, Inc. (a)	65,746	3,321,488
Coupa Software, Inc. (a)	15,100	5,228,526
Datadog, Inc. Class A (a)	36,250	3,458,613
Domo, Inc. Class B (a)	116,145	7,401,921
Dynatrace, Inc. (a)	164,540	8,187,510
Ebix, Inc.	9,318	227,173
Elastic NV (a)	5,400	725,706
Enghouse Systems Ltd.	179,651	7,800,970
Everbridge, Inc. (a)	4,403	674,672
Fair Isaac Corp. (a)	25,540	11,685,827
FireEye, Inc. (a)	372,885	7,204,138
Five9, Inc. (a)	45,130	8,359,881
GTY Technology Holdings, Inc. (a)	535,609	3,926,014
Guidewire Software, Inc. (a)	96,228	10,680,346
HubSpot, Inc. (a)	20,567	10,592,005
InterDigital, Inc.	88,200	5,589,234
j2 Global, Inc. (a)	858,608	95,631,759
Kaleyra, Inc. (a)(b)	377,906	7,097,075
LivePerson, Inc. (a)	90,442	5,934,804
Manhattan Associates, Inc. (a)	85,691	10,535,708
Microsoft Corp.	18,327	4,258,828
Mimecast Ltd. (a)	41,608	1,784,151
New Relic, Inc. (a)	177,600	10,858,464
NortonLifeLock, Inc.	30,900	602,859
Nuance Communications, Inc. (a)	387,720	17,292,312
Paylocity Holding Corp. (a)	14,724	2,815,082
Pluralsight, Inc. (a)	776,275	15,983,502
Proofpoint, Inc. (a)	192,476	23,274,198
PTC, Inc. (a)	203,176	27,822,921
Q2 Holdings, Inc. (a)	116,221	14,165,015
Qualys, Inc. (a)	68,439	6,649,533
Qumu Corp. (a)	257,229	2,307,344
Rapid7, Inc. (a)	12,919	984,945
RealPage, Inc. (a)	19,400	1,683,532
RingCentral, Inc. (a)	39,180	14,816,309
Smartsheet, Inc. (a)	93,674	6,486,925
SolarWinds, Inc. (a)	835,032	13,519,168
Sprout Social, Inc. (a)	14,603	992,566
SPS Commerce, Inc. (a)	13,930	1,403,169
SS&C Technologies Holdings, Inc.	292,894	19,413,014
Sumo Logic, Inc. (b)	122,620	3,725,196
Tenable Holdings, Inc. (a)	15,000	613,650
The Trade Desk, Inc. (a)	4,147	3,339,952
Tyler Technologies, Inc. (a)	26,770	12,405,753
Upland Software, Inc. (a)	89,091	4,403,768
Varonis Systems, Inc. (a)	44,440	8,156,518
Workiva, Inc. (a)	5,700	576,555
Zendesk, Inc. (a)	125,760	18,378,566
Zix Corp. (a)	207,952	1,534,686
Zoom Video Communications, Inc. Class A (a)	31,547	11,786,275
		614,005,433
Technology Hardware, Storage & Peripherals - 0.7%
Avid Technology, Inc. (a)	256,291	4,969,482
Diebold Nixdorf, Inc. (a)	764,858	11,105,738
NCR Corp. (a)	688,855	23,944,600
Quantum Corp. (a)	294,913	2,459,574
Seagate Technology LLC	118,000	8,641,140
Western Digital Corp.	73,464	5,034,488
Xerox Holdings Corp.	235,150	5,991,622
		62,146,644

TOTAL INFORMATION TECHNOLOGY		1,501,545,466

MATERIALS - 3.8%
Chemicals - 1.3%
Axalta Coating Systems Ltd. (a)	414,266	11,326,032
Balchem Corp.	19,027	2,271,063
Cabot Corp.	95,800	4,716,234
Chase Corp.	2,920	314,426
Eastman Chemical Co.	25,900	2,829,834
Element Solutions, Inc.	38,700	698,535
FMC Corp.	71,106	7,230,769
GCP Applied Technologies, Inc. (a)	166,719	4,132,964
Huntsman Corp.	345,460	9,431,058
Ingevity Corp. (a)	161,707	11,235,402
Innospec, Inc.	60,279	6,055,026
Minerals Technologies, Inc.	42,244	3,009,040
NewMarket Corp.	2,902	1,099,800
Olin Corp.	32,514	1,005,983
Orion Engineered Carbons SA	330,996	5,858,629
PQ Group Holdings, Inc.	234,263	3,598,280
RPM International, Inc.	2,277	181,340
Sensient Technologies Corp.	16,796	1,307,569
Stepan Co.	8,443	1,018,986
The Chemours Co. LLC	183,400	4,315,402
The Mosaic Co.	214,598	6,309,181
Trinseo SA	207,641	13,436,449
Valvoline, Inc.	469,917	11,729,128
Westlake Chemical Corp.	50,682	4,337,872
		117,449,002
Construction Materials - 0.0%
Summit Materials, Inc. (a)	55,900	1,548,989
Containers & Packaging - 1.8%
Aptargroup, Inc.	153,648	19,984,995
Berry Global Group, Inc. (a)	515,219	28,543,133
CCL Industries, Inc. Class B	387,923	20,432,562
Crown Holdings, Inc.	137,685	13,157,179
Graphic Packaging Holding Co.	1,531,826	24,310,079
Greif, Inc. Class A	139,208	6,723,746
O-I Glass, Inc.	222,299	2,596,452
Packaging Corp. of America	37,606	4,964,744
Pactiv Evergreen, Inc.	337,607	4,719,746
Ranpak Holdings Corp. (A Shares) (a)	603,173	10,863,146
Sealed Air Corp.	163,249	6,840,133
Silgan Holdings, Inc.	167,400	6,287,544
Sonoco Products Co.	39,803	2,371,065
WestRock Co.	215,948	9,413,173
		161,207,697
Metals & Mining - 0.6%
Arconic Rolled Products Corp. (a)	36,530	800,738
Carpenter Technology Corp.	209,665	8,524,979
Coeur d'Alene Mines Corp. (a)	234,278	2,110,845
Commercial Metals Co.	235,652	5,926,648
Ferroglobe Representation & Warranty Insurance (a)(d)	495,885	5
Materion Corp.	55,181	3,778,795
Nouveau Monde Graphite, Inc. (a)	1,031,923	1,637,973
Reliance Steel & Aluminum Co.	154,882	20,475,400
Steel Dynamics, Inc.	239,053	9,939,824
Worthington Industries, Inc.	14,300	913,627
		54,108,834
Paper & Forest Products - 0.1%
Domtar Corp.	79,600	2,949,180
Neenah, Inc.	6,662	368,542
Schweitzer-Mauduit International, Inc.	153,809	7,182,880
West Fraser Timber Co. Ltd.	18,630	1,272,615
		11,773,217

TOTAL MATERIALS		346,087,739

REAL ESTATE - 2.6%
Equity Real Estate Investment Trusts (REITs) - 2.4%
American Campus Communities, Inc.	315,396	12,918,620
Americold Realty Trust	55,134	1,931,895
Apartment Income (REIT) Corp.	21,870	894,046
Brandywine Realty Trust (SBI)	338,200	4,136,186
Brixmor Property Group, Inc.	313,300	6,165,744
Camden Property Trust (SBI)	77,573	8,079,228
City Office REIT, Inc.	182,900	1,858,264
CorEnergy Infrastructure Trust, Inc.	84,100	628,227
CoreSite Realty Corp.	7,200	876,312
Cousins Properties, Inc.	371,624	12,464,269
CubeSmart	524,411	19,382,231
CyrusOne, Inc.	13,900	912,257
DiamondRock Hospitality Co. (a)	394,700	3,994,364
Diversified Healthcare Trust (SBI)	596,834	2,685,753
EastGroup Properties, Inc.	87,971	11,973,733
Empire State Realty Trust, Inc.	70,400	775,104
Franklin Street Properties Corp.	275,093	1,364,461
Gaming & Leisure Properties	29,627	1,315,439
Global Net Lease, Inc.	190,184	3,533,619
Industrial Logistics Properties Trust	136,179	2,896,527
Lexington Corporate Properties Trust	72,800	780,416
MGM Growth Properties LLC	246,060	8,124,901
Mid-America Apartment Communities, Inc.	98,537	13,275,890
National Retail Properties, Inc.	280,389	12,292,254
Office Properties Income Trust	132,285	3,345,488
Omega Healthcare Investors, Inc.	150,100	5,574,714
Outfront Media, Inc.	456,343	9,254,636
Physicians Realty Trust	418,739	7,118,563
Piedmont Office Realty Trust, Inc. Class A	383,800	6,547,628
Plymouth Industrial REIT, Inc.	36,400	543,088
Potlatch Corp.	14,600	740,950
Preferred Apartment Communities, Inc. Class A	193,740	1,594,480
Retail Value, Inc.	40,565	677,436
RLJ Lodging Trust	385,396	6,050,717
Sabra Health Care REIT, Inc.	317,800	5,472,516
Safehold, Inc.	49,466	3,771,783
Service Properties Trust	254,722	3,270,630
SITE Centers Corp.	305,700	4,078,038
SL Green Realty Corp.	21,684	1,497,714
Spirit Realty Capital, Inc.	59,776	2,571,564
Stag Industrial, Inc.	217,915	6,875,218
Summit Hotel Properties, Inc.	198,800	2,057,580
The GEO Group, Inc. (b)	154,500	1,112,400
Uniti Group, Inc.	40,500	482,355
VEREIT, Inc.	220,320	8,592,480
		214,489,718
Real Estate Management & Development - 0.2%
Cushman & Wakefield PLC (a)	618,842	9,579,674
Howard Hughes Corp. (a)	10,700	1,015,109
Jones Lang LaSalle, Inc. (a)	17,211	2,994,370
Newmark Group, Inc.	236,410	2,368,828
		15,957,981

TOTAL REAL ESTATE		230,447,699

UTILITIES - 0.9%
Electric Utilities - 0.3%
IDACORP, Inc.	108,328	9,342,207
NRG Energy, Inc.	220,200	8,039,502
Pinnacle West Capital Corp.	59,944	4,191,884
		21,573,593
Gas Utilities - 0.3%
Atmos Energy Corp.	140,370	11,876,706
National Fuel Gas Co.	107,300	4,875,712
South Jersey Industries, Inc.	23,700	595,107
Southwest Gas Holdings, Inc.	84,672	5,279,299
UGI Corp.	123,200	4,719,792
		27,346,616
Independent Power and Renewable Electricity Producers - 0.2%
Brookfield Renewable Corp.	12,500	577,250
Sunnova Energy International, Inc. (a)	12,800	573,952
The AES Corp.	153,943	4,088,726
Vistra Corp.	787,296	13,580,856
		18,820,784
Multi-Utilities - 0.1%
CenterPoint Energy, Inc.	117,491	2,284,025
MDU Resources Group, Inc.	294,700	8,281,070
		10,565,095

TOTAL UTILITIES		78,306,088

TOTAL COMMON STOCKS
(Cost $4,999,672,441)		7,494,932,670

Convertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Internet & Direct Marketing Retail - 0.0%
The Honest Co., Inc. Series D (a)(d)(e)
(Cost $257,662)	6,381	194,234

Equity Funds - 15.0%
Mid-Cap Blend Funds - 0.2%
Fidelity SAI Small-Mid Cap 500 Index Fund (f)	1,330,691	20,199,891
Sector Funds - 0.9%
Fidelity SAI Real Estate Index Fund (f)	7,252,625	78,038,248
Small Blend Funds - 9.9%
Fidelity Small Cap Discovery Fund (f)	2,137,037	57,016,149
Fidelity Small Cap Index Fund (f)	18,643,736	519,600,894
PIMCO StocksPLUS Small Fund Institutional Class	21,582,594	266,329,207
Vulcan Value Partners Small Cap Fund	2,642,673	52,694,897

TOTAL SMALL BLEND FUNDS		895,641,147

Small Growth Funds - 3.3%
Fidelity Small Cap Growth Fund (f)	2,552,898	92,619,147
T. Rowe Price Institutional Small-Cap Stock Fund	6,303,055	205,290,500

TOTAL SMALL GROWTH FUNDS		297,909,647

Small Value Funds - 0.7%
Royce Opportunity Fund Service Class (a)	3,733,229	65,368,838
TOTAL EQUITY FUNDS
(Cost $923,267,470)		1,357,157,771

Money Market Funds - 3.2%
Fidelity Cash Central Fund 0.07% (g)	2,282,094	2,282,550
Fidelity Securities Lending Cash Central Fund 0.08% (g)(h)	94,012,735	94,022,136
State Street Institutional U.S. Government Money Market Fund Premier Class .03% (i)	188,861,834	188,861,834
TOTAL MONEY MARKET FUNDS
(Cost $285,166,520)		285,166,520
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $6,208,364,093)		9,137,451,195
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(111,200,883)
NET ASSETS - 100%		$9,026,250,312

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 2000 Index Contracts (United States)	2	March 2021	$219,920	$12,796	$12,796
CME E-mini S&P MidCap 400 Index Contracts (United States)	2	March 2021	498,940	33,986	33,986
TOTAL FUTURES CONTRACTS					$46,782

The notional amount of futures purchased as a percentage of Net Assets is 0.0%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $20,893,085 or 0.2% of net assets.

 (d) Level 3 security

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $194,234 or 0.0% of net assets.

 (f) Affiliated Fund

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

 (i) The rate quoted is the annualized seven-day yield of the fund at period end.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
The Honest Co., Inc. Series D	9/25/15	$257,662

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$6,751
Fidelity Securities Lending Cash Central Fund	2,023,611
Total	$2,030,362

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. Certain Underlying Funds incurred name changes since their most recent shareholder report. The names of the Underlying Funds are those in effect at period end.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity SAI Real Estate Index Fund	$99,990,120	$64,302,649	$75,000,000	$1,607,553	$(24,345,102)	$13,090,581	$78,038,248
Fidelity SAI Small-Mid Cap 500 Index Fund	109,403,255	575,344,614	675,058,330	4,921,369	1,717,359	8,792,993	20,199,891
Fidelity Small Cap Discovery Fund	--	41,525,655	5,000,000	1,525,654	975,318	19,515,176	57,016,149
Fidelity Small Cap Growth Fund	--	82,723,145	--	2,380,936	--	9,896,002	92,619,147
Fidelity Small Cap Index Fund	107,434,853	1,617,665,750	1,366,582,625	4,605,897	(15,974,046)	177,056,962	519,600,894
Total	$316,828,228	$2,381,561,813	$2,121,640,955	$15,041,409	$(37,626,471)	$228,351,714	$767,474,329

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$170,279,438	$170,279,438	$--	$--
Consumer Discretionary	1,132,799,912	1,132,605,678	--	194,234
Consumer Staples	308,388,165	308,388,165	--	--
Energy	160,046,565	160,046,565	--	--
Financials	1,079,157,969	1,079,157,969	--	--
Health Care	968,616,388	968,616,388	--	--
Industrials	1,519,451,475	1,519,451,475	--	--
Information Technology	1,501,545,466	1,501,545,466	--	--
Materials	346,087,739	346,087,734	--	5
Real Estate	230,447,699	230,447,699	--	--
Utilities	78,306,088	78,306,088	--	--
Equity Funds	1,357,157,771	1,357,157,771	--	--
Money Market Funds	285,166,520	285,166,520	--	--
Total Investments in Securities:	$9,137,451,195	$9,137,256,956	$--	$194,239
Derivative Instruments:
Assets
Futures Contracts	$46,782	$46,782	$--	$--
Total Assets	$46,782	$46,782	$--	$--
Total Derivative Instruments:	$46,782	$46,782	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$46,782	$0
Total Equity Risk	46,782	0
Total Value of Derivatives	$46,782	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value (including securities loaned of $92,627,081) — See accompanying schedule: Unaffiliated issuers (cost $5,556,672,724)	$8,273,672,180
Fidelity Central Funds (cost $96,304,686)	96,304,686
Other affiliated issuers (cost $555,386,683)	767,474,329
Total Investment in Securities (cost $6,208,364,093)		$9,137,451,195
Segregated cash with brokers for derivative instruments		46,500
Cash		1,759,990
Foreign currency held at value (cost $2,407,909)		2,409,524
Receivable for investments sold		42,973,782
Receivable for fund shares sold		4,666,801
Dividends receivable		5,229,790
Interest receivable		4,030
Distributions receivable from Fidelity Central Funds		98,940
Other receivables		119,479
Total assets		9,194,760,031
Liabilities
Payable for investments purchased	$68,273,552
Payable for fund shares redeemed	3,272,192
Accrued management fee	2,634,735
Payable for daily variation margin on futures contracts	691
Other payables and accrued expenses	313,846
Collateral on securities loaned	94,014,703
Total liabilities		168,509,719
Net Assets		$9,026,250,312
Net Assets consist of:
Paid in capital		$5,516,927,789
Total accumulated earnings (loss)		3,509,322,523
Net Assets		$9,026,250,312
Net Asset Value, offering price and redemption price per share ($9,026,250,312 ÷ 499,294,619 shares)		$18.08

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends:
Unaffiliated issuers		$97,427,828
Affiliated issuers		6,930,205
Interest		182,323
Income from Fidelity Central Funds (including $2,023,611 from security lending)		2,030,362
Total income		106,570,718
Expenses
Management fee	$46,735,323
Custodian fees and expenses	195,631
Independent trustees' fees and expenses	79,041
Registration fees	77,043
Audit	89,614
Legal	46,725
Interest	1,549
Miscellaneous	196,581
Total expenses before reductions	47,421,507
Expense reductions	(19,256,517)
Total expenses after reductions		28,164,990
Net investment income (loss)		78,405,728
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	786,159,197
Fidelity Central Funds	9,631
Other affiliated issuers	(37,626,471)
Foreign currency transactions	(38,400)
Futures contracts	8,841,801
Capital gain distributions from underlying funds:
Unaffiliated issuers	6,531,366
Affiliated issuers	8,111,204
Total net realized gain (loss)		771,988,328
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	2,175,617,541
Affiliated issuers	228,351,714
Assets and liabilities in foreign currencies	1,528
Futures contracts	201,147
Total change in net unrealized appreciation (depreciation)		2,404,171,930
Net gain (loss)		3,176,160,258
Net increase (decrease) in net assets resulting from operations		$3,254,565,986

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$78,405,728	$76,146,043
Net realized gain (loss)	771,988,328	406,783,582
Change in net unrealized appreciation (depreciation)	2,404,171,930	(603,452,993)
Net increase (decrease) in net assets resulting from operations	3,254,565,986	(120,523,368)
Distributions to shareholders	(310,122,671)	(261,863,893)
Share transactions
Proceeds from sales of shares	2,503,074,522	659,416,886
Reinvestment of distributions	305,086,757	260,179,078
Cost of shares redeemed	(3,701,700,613)	(1,643,423,965)
Net increase (decrease) in net assets resulting from share transactions	(893,539,334)	(723,828,001)
Total increase (decrease) in net assets	2,050,903,981	(1,106,215,262)
Net Assets
Beginning of period	6,975,346,331	8,081,561,593
End of period	$9,026,250,312	$6,975,346,331
Other Information
Shares
Sold	204,122,349	47,201,679
Issued in reinvestment of distributions	22,955,068	18,055,453
Redeemed	(269,628,288)	(116,757,002)
Net increase (decrease)	(42,550,871)	(51,499,870)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Small-Mid Cap Fund

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.87	$13.62	$14.86	$14.19	$11.12
Income from Investment Operations
Net investment income (loss)B	.14	.13	.11	.08	.05
Net realized and unrealized gain (loss)	5.63	(.41)	.11	1.88	3.29
Total from investment operations	5.77	(.28)	.22	1.96	3.34
Distributions from net investment income	(.16)	(.13)	(.11)	(.07)	(.04)
Distributions from net realized gain	(.40)	(.34)	(1.35)	(1.22)	(.22)
Total distributions	(.56)	(.47)	(1.46)	(1.29)	(.27)C
Net asset value, end of period	$18.08	$12.87	$13.62	$14.86	$14.19
Total ReturnD	46.31%	(2.40)%	2.64%	14.04%	30.11%
Ratios to Average Net AssetsE,F
Expenses before reductions	.62%	.65%	.73%	.85%	.87%
Expenses net of fee waivers, if any	.37%	.40%	.48%	.60%	.62%
Expenses net of all reductions	.37%	.40%	.48%	.60%	.62%
Net investment income (loss)	1.02%	.96%	.77%	.53%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$9,026,250	$6,975,346	$8,081,562	$7,503,132	$7,048,707
Portfolio turnover rateG	104%	67%	82%	75%	82%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2021

1. Organization.

Strategic Advisers Small-Mid Cap Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Small-Mid Cap Fund	$113,460

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,053,502,037
Gross unrealized depreciation	(179,924,158)
Net unrealized appreciation (depreciation)	$2,873,577,879
Tax Cost	$6,263,873,316

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$266,025,781
Undistributed long-term capital gain	$369,831,877
Net unrealized appreciation (depreciation) on securities and other investments	$2,873,578,319

The tax character of distributions paid was as follows:

	February 28, 2021	February 29, 2020
Ordinary Income	$85,959,917	$ 73,476,579
Long-term Capital Gains	224,162,754	188,387,314
Total	$310,122,671	$ 261,863,893

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Small-Mid Cap Fund	7,835,331,336	8,924,791,487

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.10% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .61% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. AllianceBernstein, L.P. (AB), ArrowMark Colorado Holdings, LLC (d/b/a ArrowMark Partners), Boston Partners Global Investors, Inc., FIAM LLC (an affiliate of the investment adviser), Geode Capital Management, LLC, J.P. Morgan Investment Management, Inc., LSV Asset Management, Portolan Capital Management, LLC, Rice Hall James & Associates, LLC, River Road Asset Management LLC and Victory Capital Management, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

FIL Investment Advisors (FIL) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, FIL has not been allocated any portion of the Fund's assets. FIL in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers Small-Mid Cap Fund	$465

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Small-Mid Cap Fund	14,038,842	52,394,235

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by FMR. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Amount
Strategic Advisers Small-Mid Cap Fund	$17,074

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Strategic Advisers Small-Mid Cap Fund	$32,128,000.58%		$1,549

10. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2023. During the period, this waiver reduced the Fund's management fee by $19,229,921.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $26,596 for the period.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets.

At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following Underlying Fund:

Fidelity SAI Real Estate Index Fund	12%

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Small-Mid Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Small-Mid Cap Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the five years in the period ended February 28, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 13, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 12 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

Charles S. Morrison (1960)

Year of Election or Appointment: 2020

Trustee

Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the U.S. Core Property Fund (and, previously, other funds) of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research, the Board of Trustees of the Museum of Fine Arts Boston and the Board of Overseers of the Massachusetts Eye and Ear Infirmary.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2018-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Christine Marcks (1955)

Year of Election or Appointment: 2020

Trustee

Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President – Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-present), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-present), a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit), and member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-present) (technology company). Previously, Ms. Steiger served as a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ralph F. Cox (1932)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as Trustee of other funds (2006-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Christina H. Lee (1975)

Year of Election or Appointment: 2020

Secretary and Chief Legal Officer

Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2020

Assistant Secretary

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2020

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2020 to February 28, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During Period-B September 1, 2020 to February 28, 2021
Strategic Advisers Small-Mid Cap Fund	.36%
Actual		$1,000.00	$1,336.70	$2.09
Hypothetical-C		$1,000.00	$1,023.01	$1.81

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Small-Mid Cap Fund voted to pay on April 12, 2021, to shareholders of record at the opening of business on April 9, 2021, a distribution of $1.259 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.013 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2021, $468,394,618, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 98% and 67% of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 99% and 74% of the dividends distributed in April and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% and 14% of the dividends distributed in April and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Small-Mid Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at a meeting on the renewal of the management contract with Strategic Advisers LLC (Strategic Advisers) and the sub-advisory agreements with AllianceBernstein L.P. (AB), ArrowMark Colorado Holdings, LLC, doing business as ArrowMark Partners, Boston Partners Global Investors, Inc., FIAM LLC, Geode Capital Management, LLC, J.P. Morgan Investment Management Inc., LSV Asset Management, Portolan Capital Management, LLC, Rice Hall James & Associates, LLC, and Victory Capital Management, Inc. (each a Sub-Adviser and collectively, the Sub-Advisers) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. Strategic Advisers and the Sub-Advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2020 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In addition, the Board approved an amendment to the fund's sub-advisory agreement with AB to add certain exceptions to the most favored nation provision in the sub-advisory agreement and make other non-material amendments to the agreement (Amendment). The Board noted that the other terms of the amended sub-advisory agreement are not materially different from those of the existing sub-advisory agreement and that AB will continue to provide the same services to the fund.

In reaching its determination to renew the fund's Advisory Contracts and approve the Amendment, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services provided by and the profits, if any, realized by Strategic Advisers from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund and approve the Amendment, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the approval of the Amendment is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements and the approval of the Amendment do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts and approve the Amendment was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategies for the funds; (ii) identifying and recommending sub-advisers for the funds; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to the portion of fund assets allocated to the sub-adviser; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each Sub-Adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each Sub-Adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the Sub-Adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each Sub-Adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process. The Board also considered the Investment Advisers' investments in business continuity planning, and their success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and its affiliates under the management contract and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

The Board considered discussions that occur at Board meetings throughout the year with representatives of Strategic Advisers about fund investment performance and the performance of each Sub-Adviser as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with representatives of Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2019, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Small-Mid Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the second quartile for the one-, three-, and five-year periods ended December 31, 2019. The Board also noted that the fund had out-performed 54%, 51%, and 63% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2019. The Board also noted that the investment performance of the fund was higher than its benchmark for the one-year period and lower than its benchmark for the three- and five-year periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the management fee waiver and considered the fund's contractual maximum aggregate annual management fee rate. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

The Board noted that while Lipper categorizes the fund as Growth because the fund can invest in both small-cap and mid-cap securities, given the fund's small-cap focus and holdings, Fidelity believes the fund's investment strategy is better aligned with the Small Cap objective and therefore compares the fund to the Small Cap Mapped Group rather than the Growth & Capital Appreciation Mapped Group.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Strategic Advisers Small-Mid Cap Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2019.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2019.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each Sub-Adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and the expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of the Sub-Advisers' respective relationships with the fund and the potential fall-out benefits, if any, that may accrue to the Sub-Advisers as a result of their respective relationships with the fund. The Board noted the difficulty in evaluating a Sub-Adviser's costs and the profitability of a Sub-Advisory Agreement to a Sub-Adviser because of, among other things, differences in the type and content of information provided by each Sub-Adviser due to differences in business models, cost accounting methods, and profitability calculation methodologies among the Sub-Advisers. Accordingly, the Board considered profitability information provided by the Sub-Advisers in light of the nature of the relationships between Strategic Advisers and the Sub-Advisers with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that certain of the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board also took Strategic Advisers' management fee waiver into consideration.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed and the Amendment should be approved because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement and the approval of the Amendment do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on November 2, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
ROBERT A. LAWRENCE
Affirmative	204,250,982,594.51	96.530
Withheld	7,343,512,146.85	3.470
TOTAL	211,594,494,741.36	100.000
CHARLES S. MORRISON
Affirmative	204,349,460,488.43	96.576
Withheld	7,245,034,252.93	3.424
TOTAL	211,594,494,741.36	100.000
PETER C. ALDRICH
Affirmative	203,499,803,652.67	96.175
Withheld	8,094,691,088.69	3.825
TOTAL	211,594,494,741.36	100.000
MARY C. FARRELL
Affirmative	204,011,925,737.22	96.417
Withheld	7,582,569,004.14	3.583
TOTAL	211,594,494,741.36	100.00
KAREN KAPLAN
Affirmative	204,297,547,550.53	96.552
Withheld	7,296,947,190.83	3.448
TOTAL	211,594,494,741.36	100.000
CHRISTINE MARCKS
Affirmative	204,700,871,317.72	96.743
Withheld	6,893,623,423.64	3.257
TOTAL	211,594,494,741.36	100.000
HEIDI L. STEIGER
Affirmative	204,406,589,957.28	96.603
Withheld	7,187,904,784.08	3.397
TOTAL	211,594,494,741.36	100.000

PROPOSAL 2

To approve the conversion of a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	6,124,442,930.23	85.136
Against	503,171,174.79	6.995
Abstain	566,121,313.23	7.869
Broker Non-Vote	0.00	0.000
TOTAL	7,193,735,418.25	100.000

PROPOSAL 3

To approve sub-advisory agreements among Strategic Advisers LLC (Strategic Advisers), FIL Investment Advisors (FIA), and the trust and sub-subadvisory agreements between FIA and FIL Investment Advisors (UK) Limited (FIA (UK)).

	# of Votes	% of Votes
Affirmative	6,450,123,478.62	89.664
Against	312,320,256.59	4.341
Abstain	431,291,683.04	5.995
Broker Non-Vote	0.00	0.000
TOTAL	7,193,735,418.25	100.000

PROPOSAL 5

To approve a sub-subadvisory agreement between FIAM LLC (FIAM) and FMR Investment Management (UK) Limited (FMR UK).

	# of Votes	% of Votes
Affirmative	6,429,146,684.60	89.372
Against	309,931,185.15	4.308
Abstain	454,657,548.50	6.320
Broker Non-Vote	0.00	0.000
TOTAL	7,193,735,418.25	100.000

PROPOSAL 6

To approve a sub-subadvisory agreement between FIAM and Fidelity Management & Research (Hong Kong) Limited (FMR H.K.).

	# of Votes	% of Votes
Affirmative	6,344,570,956.22	88.196
Against	396,489,973.21	5.512
Abstain	452,674,488.82	6.292
Broker Non-Vote	0.00	0.000
TOTAL	7,193,735,418.25	100.000

PROPOSAL 7

To approve a sub-subadvisory agreement between FIAM and Fidelity Management & Research (Japan) Limited (FMR Japan).

	# of Votes	% of Votes
Affirmative	6,432,384,901.63	89.417
Against	308,813.160.92	4.293
Abstain	452,537,355.70	6.290
Broker Non-Vote	0.00	0.000
TOTAL	7,193,735,418.25	100.000
Proposal 1 reflects trust wide proposal and voting results.

SMC-ANN-0421
1.912857.110

Strategic Advisers® International Fund

Offered exclusively to certain clients of Strategic Advisers LLC - not available for sale to the general public

Annual Report

February 28, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® International Fund	28.99%	11.19%	6.23%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® International Fund on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$18,297	Strategic Advisers® International Fund
$16,634	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 26.37% for the 12 months ending February 28, 2021, a volatile and unpredictable period that will be remembered by most investors for the impact of the coronavirus pandemic. The early-2020 outbreak and spread of COVID-19 resulted in non-U.S. stocks suffering one of the quickest declines on record, through late March, followed by a historic rebound. The crisis and containment efforts caused broad contraction in global economic activity, along with dislocation in financial markets. Rapid and expansive monetary/fiscal-policy responses partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings and the potential for a COVID-19 vaccine breakthrough. The rally slowed in early September (-2.45%), when stocks began a two-month retreat. November (+13.46%) was a much different story, however, as investors digested election results in the U.S. The momentum continued in the final three months of the period (+7.75%), driven by regulatory approvals and the distribution of COVID-19 vaccines. For the full year, emerging markets (+37%) was the top region, followed by Japan (+29%) and Europe ex U.K. (+25%). Conversely, the U.K. (+9%), Canada (+20%) and Asia Pacific ex Japan (+21%) lagged. By sector, information technology (+63%) led, while materials (+49%) and consumer discretionary (+43%) also stood out. In contrast, real estate (+2%), energy (+4%) and utilities (+7%) notably underperformed.

Comments from Portfolio Manager Wilfred Chilangwa:  For the fiscal year ending February 28, 2021, the Fund advanced 28.99%, handily outpacing the 22.68% increase in the benchmark MSCI EAFE Index. Until the fourth quarter of 2020, growth stocks and strategies continued to outperform value-oriented approaches in international developed markets. At that point, market leadership began to rotate toward value and small-cap stocks. Within the Fund, sub-adviser William Blair Investment Management (+44%) surpassed the MSCI EAFE by a substantial margin and was the top contributor to relative performance. William Blair employs an opportunistic, quality growth strategy, with a bias toward emerging markets (EM). Security selection in Europe ex U.K. and in EM added considerable value, complemented by solid picks within the U.K. Sector-wise, favorable positioning in financials and energy, along with solid security selection in industrials and consumer discretionary, fueled this manager's outsized performance. Fidelity® International Discovery Fund (+35%) also significantly contributed versus the benchmark. The portfolio manager of this fund looks for companies with strong three- to five-year earnings prospects, responsible management teams, conservative balance sheets and large potential markets. This period, his strategy yielded strong investment choices in the financials and health care sectors. Beneficial positioning in information technology, as well as the Europe ex U.K. and Pacific ex Japan regions also helped. On the downside, Fidelity® SAI International Low Volatility Index Fund (+6%) was the only material relative detractor. This fund maintains equity exposure across a range of benchmark sectors that have exhibited relatively low volatility. Greater-than-benchmark allocations in more defensive sectors, such as consumer staples and utilities, hampered its performance in the risk-driven market environment from March on. Looking ahead, I plan to gradually increase the fund’s allocations to managers that I believe are positioned to benefit from the global economic recovery – particularly those emphasizing value stocks and/or those with significant small-cap exposure.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2021

(excluding cash equivalents)	% of fund's net assets
Fidelity International Discovery Fund	6.1
iShares MSCI Japan ETF	5.9
Oakmark International Fund Investor Class	4.4
Artisan International Value Fund Investor Class	4.2
iShares MSCI EAFE Value ETF	3.7
Fidelity Diversified International Fund	3.2
WCM Focused International Growth Fund Investor Class	3.1
Fidelity Overseas Fund	2.9
JOHCM International Select Fund Class II Shares	2.9
Pear Tree Polaris Foreign Value Fund Institutional Shares	2.6
39.0

Top Five Market Sectors as of February 28, 2021

(stocks only)	% of fund's net assets
Investment Companies	11.6
Information Technology	8.8
Industrials	8.7
Financials	6.5
Consumer Staples	5.4

Geographic Diversification (% of fund's net assets)

As of February 28, 2021
United States of America*	52.2%
Japan	9.0%
United Kingdom	5.9%
France	5.3%
Germany	5.3%
Switzerland	5.0%
Netherlands	2.9%
Cayman Islands	1.3%
Korea (South)	1.3%
Other	11.8%

 * Includes Short Term and Net Other Assets (liabilities)

Asset Allocation (% of fund's net assets)

As of February 28, 2021
Common Stocks	48.7%
Preferred Stocks	0.7%
Europe Stock Funds	0.5%
Foreign Large Blend Funds	11.7%
Foreign Large Growth Funds	18.8%
Foreign Large Value Funds	6.3%
Foreign Small Mid Growth Funds	1.0%
Foreign Small Mid Blend Funds	1.9%
Foreign Small Mid Value Funds	0.9%
Other	7.4%
Short-Term Investments and Net Other Assets (Liabilities)	2.1%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date.

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Common Stocks - 48.7%
	Shares	Value
COMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 0.3%
Elisa Corp. (A Shares) (a)	11,327	$674,446
Hellenic Telecommunications Organization SA	401,395	6,170,022
KT Corp.	164,909	3,805,122
Liberty Global PLC Class C (b)	457,600	11,119,680
Nippon Telegraph & Telephone Corp.	1,195,000	30,956,547
Nippon Telegraph & Telephone Corp. sponsored ADR	48,568	1,266,653
Orange SA	518,831	5,977,875
Proximus	26,799	523,816
Telecom Italia SpA (Risparmio Shares)	7,680,092	4,116,142
		64,610,303
Entertainment - 0.6%
Akatsuki, Inc.	6,800	264,740
Amuse, Inc.	53,800	1,336,988
Klab, Inc. (b)	210,600	1,659,590
Konami Holdings Corp.	30,600	1,975,728
NetEase, Inc.	478,375	10,237,963
NetEase, Inc. ADR	158,673	17,430,229
Nintendo Co. Ltd.	57,300	35,043,115
Nintendo Co. Ltd. ADR	39,923	3,078,862
Sea Ltd. ADR (b)	51,135	12,052,008
Shochiku Co. Ltd.	1,000	149,163
Square Enix Holdings Co. Ltd.	164,600	9,326,741
Tencent Music Entertainment Group ADR (b)	123,278	3,170,710
Toei Co. Ltd.	5,300	1,055,078
Toho Co. Ltd.	42,000	1,585,437
Ubisoft Entertainment SA (b)	132,172	10,776,154
Vivendi SA	237,200	8,210,017
		117,352,523
Interactive Media & Services - 0.5%
Baidu.com, Inc. sponsored ADR (b)	23,675	6,710,916
Bengo4.Com, Inc. (b)	16,600	1,493,447
Carsales.com Ltd.	146,303	2,102,861
GA Technologies Co. Ltd. (b)	12,500	306,182
Info Edge India Ltd.	35,111	2,331,814
Kakao Corp.	13,753	5,952,386
NAVER Corp.	61,025	20,296,113
Scout24 AG (c)	89,932	6,776,291
SEEK Ltd.	136,007	2,689,520
Tencent Holdings Ltd.	517,200	44,994,855
Yandex NV Series A (b)	91,354	5,845,286
Z Holdings Corp.	1,170,900	7,148,681
		106,648,352
Media - 0.2%
CyberAgent, Inc.	148,100	8,944,016
Dentsu Group, Inc.	17,800	621,560
Eutelsat Communications	171,546	2,067,305
Gakken Holdings Co. Ltd.	6,400	95,164
Informa PLC (b)	790,369	6,065,091
Mediaset SpA (b)	109,336	309,483
Publicis Groupe SA	9,994	585,308
Stroer Out-of-Home Media AG	65,599	5,884,689
Telenet Group Holding NV	3,389	135,100
WPP PLC	868,761	10,389,898
WPP PLC ADR	32,988	1,962,456
		37,060,070
Wireless Telecommunication Services - 0.3%
Advanced Info Service PCL (For. Reg.)	1,007,600	5,494,786
KDDI Corp.	433,300	13,507,472
Mobile TeleSystems OJSC	341,880	1,442,377
SoftBank Group Corp.	271,700	25,357,624
Tele2 AB (B Shares)	469,993	5,930,643
Vodafone Group PLC sponsored ADR	520,193	8,936,916
		60,669,818

TOTAL COMMUNICATION SERVICES		386,341,066

CONSUMER DISCRETIONARY - 4.9%
Auto Components - 0.6%
Aisin Seiki Co. Ltd.	12,600	428,491
Autoliv, Inc. (depositary receipt)	70,131	6,169,342
Compagnie Generale des Etablissements Michelin SCA Series B	63,080	9,120,791
Continental AG	81,520	11,719,584
Continental AG sponsored ADR	26,791	383,111
DENSO Corp.	109,900	6,639,549
Eagle Industry Co. Ltd.	41,300	419,606
Faurecia SA (b)	24,583	1,269,771
JTEKT Corp.	73,600	781,705
Koito Manufacturing Co. Ltd.	198,800	13,241,522
Magna International, Inc. Class A	190,740	16,060,308
Musashi Seimitsu Industry Co. Ltd.	44,100	726,071
Schaeffler AG	11,564	98,784
Shoei Co. Ltd.	6,300	237,000
Stanley Electric Co. Ltd.	213,200	6,310,296
Sumitomo Rubber Industries Ltd.	223,300	2,482,391
Toyoda Gosei Co. Ltd.	4,500	116,558
Toyota Industries Corp.	401,600	34,284,535
TPR Co. Ltd.	19,100	263,578
Valeo SA	383,171	13,518,090
Yorozu Corp.	17,400	200,942
		124,472,025
Automobiles - 0.4%
Bayerische Motoren Werke AG (BMW)	39,827	3,435,809
Daimler AG (Germany)	38,068	3,042,925
Ferrari NV	3,200	631,616
Ferrari NV	16,230	3,162,542
Honda Motor Co. Ltd.	417,900	11,551,296
Honda Motor Co. Ltd. sponsored ADR	25,239	698,363
Isuzu Motors Ltd.	41,800	439,917
Kia Motors Corp.	11,405	803,137
Mazda Motor Corp.	229,300	1,824,157
Mitsubishi Motors Corp. of Japan (b)	711,500	2,039,630
Nissan Motor Co. Ltd. (b)	724,100	3,958,667
Nissan Motor Co. Ltd. sponsored ADR (a)(b)	65,100	715,124
Renault SA	73,638	3,298,479
Stellantis NV	435,627	7,055,732
Stellantis NV (Italy)	258,974	4,197,656
Subaru Corp.	112,600	2,122,605
Suzuki Motor Corp.	164,600	7,179,861
Toyota Motor Corp.	271,700	20,076,940
Toyota Motor Corp. sponsored ADR	2,200	325,446
Volkswagen AG	17,763	4,151,368
Yamaha Motor Co. Ltd.	314,100	6,908,615
		87,619,885
Distributors - 0.1%
B&S Group SARL (b)(c)	50,128	494,742
Inchcape PLC (b)	989,400	9,773,083
		10,267,825
Diversified Consumer Services - 0.1%
AcadeMedia AB (c)	112,541	1,126,223
Litalico, Inc. (b)	3,700	133,290
Offcn Education Technology Co. A Shares	470,700	2,368,348
TAL Education Group ADR (b)	150,372	11,659,845
		15,287,706
Hotels, Restaurants & Leisure - 0.7%
Accor SA (b)	65,333	2,724,279
Aristocrat Leisure Ltd.	330,792	7,727,467
Autogrill SpA (b)	276,343	1,783,806
Betsson AB (B Shares)	179,123	1,458,415
Collins Foods Ltd.	106,613	785,059
Compass Group PLC	2,183,338	44,336,957
Entain PLC (b)	826,416	16,268,756
Evolution Gaming Group AB (c)	103,250	12,857,492
Flutter Entertainment PLC	48,537	9,345,326
Greggs PLC (b)	42,384	1,231,770
InterContinental Hotel Group PLC (b)	29,974	2,106,396
Jumbo Interactive Ltd.	39,415	409,426
Marston's PLC (b)	420,484	560,335
McDonald's Holdings Co. (Japan) Ltd.	6,600	326,920
Melco Crown Entertainment Ltd. sponsored ADR	165,234	3,578,968
Melia Hotels International SA (b)	263,982	2,229,552
Oriental Land Co. Ltd.	30,300	5,071,082
Resorttrust, Inc.	22,400	384,348
Round One Corp.	188,700	2,053,492
Sands China Ltd.	3,299,200	15,549,580
SkiStar AB (b)	62,038	928,671
Sushiro Global Holdings Ltd. (a)	73,100	2,732,806
Yum China Holdings, Inc.	139,021	8,319,017
		142,769,920
Household Durables - 0.5%
Barratt Developments PLC	555,000	5,137,314
Casio Computer Co. Ltd.	101,200	1,961,410
Crompton Greaves Consumer Electricals Ltd.	426,543	2,221,933
Electrolux AB (B Shares)	20,009	472,625
Iida Group Holdings Co. Ltd.	4,600	104,087
Nikon Corp. (a)	541,200	4,842,336
Panasonic Corp.	849,200	10,978,576
Persimmon PLC	519,592	18,748,895
Rinnai Corp.	6,200	627,009
Sekisui House Ltd.	121,800	2,298,200
Sony Corp.	487,000	51,427,776
Sony Corp. sponsored ADR	49,059	5,190,933
TomTom Group BV (b)	101,198	949,941
Vistry Group PLC	849	9,959
		104,970,994
Internet & Direct Marketing Retail - 0.7%
Alibaba Group Holding Ltd. (b)	707,016	21,245,255
Alibaba Group Holding Ltd. sponsored ADR (b)	19,438	4,621,579
Allegro.eu SA (b)(c)	145,823	2,502,825
ASKUL Corp.	15,600	515,878
ASOS PLC (b)	195,703	15,268,591
Boohoo.Com PLC (b)	480,993	2,257,632
Delivery Hero AG (b)(c)	44,524	5,678,250
HelloFresh AG (b)	46,037	3,582,713
Home24 AG (b)	18,627	383,189
JD.com, Inc. Class A	214,900	10,078,763
Meituan Class B (b)(c)	179,600	7,872,674
MercadoLibre, Inc. (b)	4,993	8,179,083
Mercari, Inc. (b)	800	38,426
Naspers Ltd. Class N	34,129	8,053,674
Rakuten, Inc.	2,234,200	25,111,956
THG PLC	174,775	1,723,955
Trainline PLC (b)(c)	391,196	2,820,449
Zalando SE (b)(c)	112,527	11,543,119
		131,478,011
Leisure Products - 0.1%
Sega Sammy Holdings, Inc.	560,200	9,401,921
SHIMANO, Inc.	15,500	3,462,217
Yamaha Corp.	96,900	5,432,191
		18,296,329
Multiline Retail - 0.1%
Magazine Luiza SA	961,200	4,147,214
Marks & Spencer Group PLC (b)	737,812	1,469,760
Next PLC (b)	82,108	8,648,101
		14,265,075
Specialty Retail - 0.2%
Clas Ohlson AB (B Shares) (b)	92,394	830,505
Dufry AG (b)	11,197	764,432
Geo Holdings Corp.	45,800	513,878
H&M Hennes & Mauritz AB (B Shares)	47,938	1,129,770
Hornbach Holding AG & Co. KGaA	7,144	674,052
JD Sports Fashion PLC (b)	138,885	1,606,779
Kingfisher PLC (b)	3,982,158	14,759,676
Kingfisher PLC ADR (b)	20,131	148,365
Mekonomen AB	79,475	1,049,451
Nitori Holdings Co. Ltd.	14,400	2,684,929
USS Co. Ltd.	295,500	5,610,882
WH Smith PLC	594,872	15,829,615
		45,602,334
Textiles, Apparel & Luxury Goods - 1.4%
adidas AG	58,215	20,292,136
Asics Corp.	33,800	553,319
Brunello Cucinelli SpA	41,205	1,696,306
Burberry Group PLC	171,348	4,333,998
Canada Goose Holdings, Inc. (a)(b)	58,242	2,610,989
Compagnie Financiere Richemont SA:
warrants 11/22/23 (b)	1,233,015	433,755
Series A	576,739	55,527,732
Essilor International SA	258,111	42,106,486
Gildan Activewear, Inc.	161,187	4,897,927
Gildan Activewear, Inc.	9,900	300,663
Hermes International SCA	4,496	5,008,036
Hugo Boss AG	20,096	759,896
Kering SA	23,206	14,696,780
Li Ning Co. Ltd.	1,734,000	9,747,036
lululemon athletica, Inc. (b)	27,797	8,663,769
LVMH Moet Hennessy Louis Vuitton SE	87,552	55,474,607
Moncler SpA	200,594	12,415,969
Pandora A/S	21,052	2,048,089
Puma AG	82,571	8,765,099
Samsonite International SA (b)(c)	1,750,200	3,407,231
Shenzhou International Group Holdings Ltd.	226,000	4,693,977
Swatch Group AG (Bearer)	13,741	4,096,696
Swatch Group AG (Bearer) (Reg.)	86,127	4,942,373
TSI Holdings Co. Ltd.	14,600	35,885
		267,508,754

TOTAL CONSUMER DISCRETIONARY		962,538,858

CONSUMER STAPLES - 5.2%
Beverages - 1.2%
Carabao Group PCL	396,500	1,797,045
Carlsberg A/S Series B	30,526	4,804,358
Coca-Cola HBC AG	20,970	653,841
Coca-Cola West Co. Ltd.	96,100	1,649,824
Diageo PLC	1,864,141	73,044,034
Heineken Holding NV	185,496	15,935,286
Heineken NV (Bearer) (a)	233,778	23,044,698
ITO EN Ltd.	413,200	22,792,964
Kirin Holdings Co. Ltd.	980,900	19,324,559
Kweichow Moutai Co. Ltd. (A Shares)	26,007	8,526,002
Pernod Ricard SA	339,344	64,424,676
Royal Unibrew A/S	21,638	2,227,978
Sapporo Holdings Ltd.	8,300	171,210
		238,396,475
Food & Staples Retailing - 0.4%
AEON Co. Ltd.	1,800	54,354
Bim Birlesik Magazalar A/S JSC	72,204	642,634
Carrefour SA	279,762	4,875,864
Casino Guichard Perrachon SA (a)(b)	131,236	4,208,751
Cawachi Ltd.	5,500	147,619
Cosmos Pharmaceutical Corp.	4,200	600,872
Create SD Holdings Co. Ltd.	28,200	855,828
J Sainsbury PLC	185,458	584,456
Matsumotokiyoshi Holdings Co. Ltd.	120,800	4,737,033
Mitsubishi Shokuhin Co. Ltd.	6,600	177,020
Okuwa Co. Ltd.	33,300	353,009
Seven & i Holdings Co. Ltd.	865,700	32,995,551
Sugi Holdings Co. Ltd.	60,300	4,197,439
Tesco PLC	5,102,052	16,036,315
Welcia Holdings Co. Ltd.	102,300	3,267,803
Zur Rose Group AG (b)	5,240	2,471,236
		76,205,784
Food Products - 1.6%
Barry Callebaut AG	2,904	6,282,715
Chacha Food Co. Ltd. (A Shares)	231,800	2,037,645
Danone SA	829,684	56,419,273
Ezaki Glico Co. Ltd.	202,300	8,227,126
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)	164,000	4,374,076
Kerry Group PLC Class A	108,690	13,107,435
La Doria SpA	25,799	436,412
Lindt & Spruengli AG (participation certificate)	414	3,470,291
Mowi ASA	496,800	11,998,007
Nestle SA:
(Reg. S)	1,711,570	178,634,306
sponsored ADR	1,197	125,470
Nissin Food Holdings Co. Ltd.	68,300	5,157,981
Toyo Suisan Kaisha Ltd.	470,000	20,017,824
Wilmar International Ltd.	2,644,600	10,472,092
		320,760,653
Household Products - 0.5%
Colgate-Palmolive Co.	305,481	22,972,171
Essity AB (B Shares)	211,900	6,369,121
Lion Corp.	216,600	4,157,452
Pigeon Corp.	16,700	603,171
Reckitt Benckiser Group PLC	588,269	49,344,588
Unicharm Corp.	47,600	1,882,655
		85,329,158
Personal Products - 1.2%
Kao Corp.	689,100	46,361,955
Kobayashi Pharmaceutical Co. Ltd.	285,900	26,982,072
Kose Corp.	32,100	5,140,457
L'Oreal SA	196,289	71,635,622
Pola Orbis Holdings, Inc.	85,000	1,940,100
Proya Cosmetics Co. Ltd. (A Shares)	85,000	2,205,354
Rohto Pharmaceutical Co. Ltd.	553,300	14,783,042
Unilever PLC	1,307,999	68,026,616
Unilever PLC sponsored ADR	122,533	6,379,068
		243,454,286
Tobacco - 0.3%
British American Tobacco PLC:
(United Kingdom)	1,241,168	43,099,782
sponsored ADR	23,600	827,416
Imperial Brands PLC	449,100	8,340,396
Japan Tobacco, Inc.	430,600	7,796,667
		60,064,261

TOTAL CONSUMER STAPLES		1,024,210,617

ENERGY - 1.6%
Energy Equipment & Services - 0.1%
BW Offshore Ltd.	71,974	292,525
CGG SA (b)	192,985	225,535
Core Laboratories NV	100,772	3,581,437
John Wood Group PLC	145,363	605,737
Petrofac Ltd. (b)	179,670	326,162
Schoeller-Bleckmann Oilfield Equipment AG	4,692	221,067
Tenaris SA	336,338	3,512,277
Tenaris SA sponsored ADR (a)	321,272	6,730,648
WorleyParsons Ltd.	887,786	7,582,487
		23,077,875
Oil, Gas & Consumable Fuels - 1.5%
Ampol Ltd.	757	14,317
BP PLC	7,572,800	31,014,611
BP PLC sponsored ADR	624,005	15,231,962
Cairn Energy PLC	2,018,770	5,371,971
ENEOS Holdings, Inc.	1,032,500	4,565,703
Eni SpA	2,230,494	25,501,281
Eni SpA sponsored ADR	4,900	112,112
EnQuest PLC (b)	107,908	29,346
Equinor ASA	669,454	12,604,476
Galp Energia SGPS SA Class B	856,116	9,570,036
Gazprom OAO	240,410	704,060
Gazprom OAO sponsored ADR (Reg. S)	430,845	2,498,901
Gulf Keystone Petroleum Ltd. (b)	619	1,475
Idemitsu Kosan Co. Ltd.	321,200	8,448,609
INPEX Corp.	534,400	3,973,579
Japan Petroleum Exploration Co. Ltd.	18,600	388,769
Lukoil PJSC	24,105	1,806,491
Lundin Petroleum AB	94,400	3,053,167
Neste Oyj	196,480	12,910,448
Oil Search Ltd. ADR	1,811,662	5,910,489
OMV AG	148,480	7,140,861
Ovintiv, Inc.	81,673	1,884,196
Premier Oil PLC (a)(b)	109,141	43,351
Reliance Industries Ltd.	24,740	405,128
Reliance Industries Ltd.	435,627	12,289,257
Repsol SA	940,021	11,832,793
Rosneft Oil Co. OJSC	322,720	2,272,318
Royal Dutch Shell PLC (a)	72,464	1,388,411
Royal Dutch Shell PLC:
Class B rights 3/31/21 (a)(b)(d)	72,464	12,063
Class A sponsored ADR (a)	31,410	1,288,752
Class B sponsored ADR	614,713	23,900,041
Class B rights 3/31/21 (b)(d)	177,103	29,513
Class B (United Kingdom)	177,103	3,471,810
Santos Ltd.	1,892,500	10,528,211
Tatneft PAO sponsored ADR	25,691	1,070,801
TC Energy Corp.	149,897	6,278,100
Total SA	1,549,778	72,266,339
Total SA sponsored ADR	41,944	1,946,202
VERBIO Vereinigte BioEnergie AG	15,679	627,115
		302,387,065

TOTAL ENERGY		325,464,940

FINANCIALS - 6.5%
Banks - 2.9%
AIB Group PLC	7,346,300	16,513,033
Australia & New Zealand Banking Group Ltd.	395,508	7,964,149
Banco Bilbao Vizcaya Argentaria SA	4,788,441	26,627,943
Banco Bradesco SA	123,000	451,906
Banco de Sabadell SA	368,791	185,372
Bank Ireland Group PLC	2,062,642	8,411,741
Barclays PLC	12,069,460	26,837,014
BNP Paribas SA	974,791	57,948,796
CaixaBank SA	9,723,348	28,161,091
Chiba Bank Ltd.	694,600	4,448,513
Close Brothers Group PLC	147,847	3,202,996
DBS Group Holdings Ltd.	1,041,300	20,804,134
DNB ASA	835,374	16,248,682
Erste Group Bank AG	176,985	5,827,541
Grupo Financiero Banorte S.A.B. de CV Series O (b)	1,619,789	8,134,173
HDFC Bank Ltd. (b)	1,131,550	23,589,322
ING Groep NV (Certificaten Van Aandelen)	5,853,796	64,114,945
Intesa Sanpaolo SpA	2,240,025	5,759,175
Jyske Bank A/S (Reg.) (b)	86,506	3,737,758
KBC Groep NV	380,587	27,377,340
Lloyds Banking Group PLC	14,098,329	7,681,804
Mebuki Financial Group, Inc.	1,147,500	2,443,665
Mediobanca SpA (b)	1,111,700	11,559,510
Mitsubishi UFJ Financial Group, Inc.	4,028,100	21,186,582
National Bank of Canada	221,816	13,972,003
NatWest Group PLC	3,437,392	8,821,291
Nordea Bank ABP (Helsinki Stock Exchange)	13,142	119,050
North Pacific Bank Ltd.	1,021,400	2,309,277
Piraeus Financial Holdings SA (b)	718,833	666,960
PT Bank Central Asia Tbk	4,379,300	10,317,803
PT Bank Mandiri (Persero) Tbk	4,971,000	2,128,599
Raiffeisen International Bank-Holding AG	29,903	606,857
Sberbank of Russia	959,670	3,481,238
Shiga Bank Ltd.	8,600	168,135
Shinsei Bank Ltd.	246,400	3,525,186
Standard Chartered PLC (United Kingdom)	492,008	3,167,536
Sumitomo Mitsui Financial Group, Inc.	1,164,500	41,113,159
Sumitomo Mitsui Trust Holdings, Inc.	164,800	5,441,280
Svenska Handelsbanken AB (A Shares)	942,047	9,931,839
Sydbank A/S	114,705	2,620,467
The Hachijuni Bank Ltd.	681,400	2,243,739
The Yamanashi Chuo Bank Ltd.	25,300	204,593
UniCredit SpA	5,113,107	52,685,132
United Overseas Bank Ltd.	500,500	9,263,792
		572,005,121
Capital Markets - 1.1%
3i Group PLC	351,510	5,421,242
B3 SA - Brasil Bolsa Balcao	653,600	6,332,836
Brewin Dolphin Holding PLC	214,846	878,514
Credit Suisse Group AG	1,405,634	20,334,700
Daiwa Securities Group, Inc.	89,200	436,530
Deutsche Bank AG (b)	298,548	3,679,216
Deutsche Borse AG	111,865	18,295,280
Euronext NV (c)	217,386	23,396,007
Futu Holdings Ltd. ADR (b)	1,762	269,216
Hong Kong Exchanges and Clearing Ltd.	190,600	11,627,990
IG Group Holdings PLC	171,700	1,863,465
Intermediate Capital Group PLC	205,139	4,947,192
Julius Baer Group Ltd.	302,166	18,599,331
Jupiter Fund Management PLC	142,203	585,238
London Stock Exchange Group PLC	88,162	11,847,099
Macquarie Group Ltd.	293,035	32,125,789
Netwealth Group Ltd.	23,683	254,938
Nomura Holdings, Inc.	1,067,800	6,237,208
Partners Group Holding AG	7,277	8,723,760
UBS Group AG	2,896,859	44,902,668
XP, Inc. Class A (b)	37,571	1,658,384
		222,416,603
Consumer Finance - 0.0%
AEON Financial Service Co. Ltd.	20,900	267,438
Hoist Finance AB (b)(c)	55,065	265,286
		532,724
Diversified Financial Services - 0.4%
Challenger Ltd.	2,434,260	12,081,117
Element Financial Corp.	980,076	9,611,306
EXOR NV	67,800	5,439,972
Groupe Bruxelles Lambert SA	94,400	9,357,886
Hypoport AG (b)	3,600	2,523,620
Industrivarden AB (C Shares)	19,520	644,741
Investor AB (B Shares)	167,500	12,394,036
M&G PLC	805,040	2,062,589
Mitsubishi UFJ Lease & Finance Co. Ltd.	751,700	4,026,649
ORIX Corp.	1,202,200	20,317,682
		78,459,598
Insurance - 2.0%
AEGON NV	485,230	2,325,576
AEGON NV (NY Reg.)	454,419	2,149,402
AIA Group Ltd.	4,031,400	50,841,719
Allianz SE	54,600	13,162,350
Aon PLC	88,422	20,134,574
Assicurazioni Generali SpA	45,436	852,464
Aviva PLC	4,820,379	24,421,978
AXA SA	2,227,425	56,015,839
Baloise Holdings AG	7,260	1,268,195
Beazley PLC	323,569	1,558,854
CNP Assurances	97,156	1,747,803
Coface SA (b)	124,507	1,359,526
Dai-ichi Mutual Life Insurance Co.	165,300	2,937,902
Direct Line Insurance Group PLC	692,154	3,091,574
Hiscox Ltd. (b)	889,767	11,702,045
MAPFRE SA (Reg.)	1,338,547	2,538,818
MS&AD Insurance Group Holdings, Inc.	55,400	1,572,516
MS&AD Insurance Group Holdings, Inc. ADR	5,200	73,944
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	72,167	21,158,762
NN Group NV	137,581	6,341,137
PICC Property & Casualty Co. Ltd. (H Shares)	7,236,000	5,476,129
Ping An Insurance Group Co. of China Ltd. (H Shares)	1,571,500	19,446,646
Porto Seguro SA	70,900	551,467
Prudential PLC	1,227,796	24,458,045
Sampo Oyj (A Shares)	368,477	16,391,883
Sompo Holdings, Inc.	246,000	9,467,568
Storebrand ASA (A Shares)	1,134,979	9,699,668
Sun Life Financial, Inc. (a)	304,408	14,648,708
Swiss Life Holding AG	9,214	4,581,424
Talanx AG	111,900	4,652,546
Tokio Marine Holdings, Inc.	289,800	14,396,869
Tokio Marine Holdings, Inc. ADR (a)	3,647	182,532
Wustenrot & Wurttembergische AG	15,481	318,283
Zurich Insurance Group Ltd.	128,905	52,620,393
		402,147,139
Thrifts & Mortgage Finance - 0.1%
Aareal Bank AG	1,076	28,561
Housing Development Finance Corp. Ltd.	205,809	7,068,604
		7,097,165

TOTAL FINANCIALS		1,282,658,350

HEALTH CARE - 4.8%
Biotechnology - 0.1%
Abcam PLC	67,514	1,595,266
Genmab A/S (b)	20,576	6,910,748
Genmab A/S ADR (b)	13,417	454,434
Pharma Foods International Co. Ltd.	200	6,314
Vitrolife AB	50,458	1,634,945
		10,601,707
Health Care Equipment & Supplies - 1.2%
AK Medical Holdings Ltd. (c)	416,000	612,486
Alcon, Inc. (Switzerland) (b)	285,978	19,661,479
ASAHI INTECC Co. Ltd.	141,700	4,061,105
Carl Zeiss Meditec AG	30,807	4,620,254
Coloplast A/S Series B	39,803	6,062,931
Elekta AB (B Shares) (a)	532,040	7,173,552
GN Store Nord A/S	18,239	1,532,938
Hoya Corp.	155,500	17,651,391
InMode Ltd. (b)	28,679	1,977,704
Koninklijke Philips Electronics NV	1,311,801	71,620,469
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	65,581	3,567,606
Medacta Group SA (b)(c)	2,347	267,300
Nihon Kohden Corp.	495,000	13,415,779
Olympus Corp.	1,116,500	23,524,299
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	49,400	3,188,992
Siemens Healthineers AG (c)	175,102	9,682,473
Smith & Nephew PLC	655,555	12,731,649
Sonova Holding AG Class B	13,129	3,360,008
Straumann Holding AG	7,922	9,571,020
Terumo Corp.	664,400	24,715,888
Venus MedTech Hangzhou, Inc. (H Shares) (b)(c)	219,000	1,939,715
		240,939,038
Health Care Providers & Services - 0.2%
Aier Eye Hospital Group Co. Ltd. (A Shares)	501,900	5,602,547
Amplifon SpA	70,083	2,790,435
Dr Lal Pathlabs Ltd. (c)	79,052	2,459,864
Estia Health Ltd.	51,256	84,399
Fresenius Medical Care AG & Co. KGaA	781	54,071
Fresenius SE & Co. KGaA	603,789	25,818,097
Notre Dame Intermedica Participacoes SA	183,600	2,841,046
Spire Healthcare Group PLC (c)	91,336	186,548
Topchoice Medical Corp. (b)	101,600	4,158,050
		43,995,057
Health Care Technology - 0.1%
CompuGroup Medical AG	32,455	2,784,175
M3, Inc.	154,000	12,239,601
Pro Medicus Ltd.	54,602	1,863,299
		16,887,075
Life Sciences Tools & Services - 0.3%
Bachem Holding AG (B Shares)	3,499	1,323,208
Eurofins Scientific SA (b)	54,537	4,845,631
Evotec OAI AG (b)	130,947	5,066,871
Hangzhou Tigermed Consulting Co. Ltd. (A Shares)	244,300	5,303,923
ICON PLC (b)	36,315	6,561,394
Lonza Group AG	22,732	14,338,116
Sartorius Stedim Biotech	20,414	8,916,245
Siegfried Holding AG	3,448	2,689,338
Tecan Group AG	7,087	2,977,685
WuXi AppTec Co. Ltd.	144,480	3,205,931
Wuxi Biologics (Cayman), Inc. (b)(c)	1,117,000	13,838,425
		69,066,767
Pharmaceuticals - 2.9%
Astellas Pharma, Inc.	2,181,700	34,495,252
AstraZeneca PLC sponsored ADR (a)	560,382	27,111,281
Bayer AG	747,704	45,416,416
Daiichi Sankyo Kabushiki Kaisha	302,100	8,578,549
GlaxoSmithKline PLC	193,752	3,232,901
GlaxoSmithKline PLC sponsored ADR	361,572	12,152,435
Ipca Laboratories Ltd.	59,478	1,487,855
Ipsen SA	53,082	4,524,856
Kyowa Hakko Kirin Co., Ltd.	556,700	15,572,541
Novartis AG	960,481	82,722,803
Novo Nordisk A/S Series B	498,332	35,549,554
Orion Oyj (B Shares)	31,454	1,289,189
Otsuka Holdings Co. Ltd.	283,200	11,295,728
Roche Holding AG:
(participation certificate)	413,801	135,751,149
sponsored ADR	12,427	510,750
Sanofi SA	951,729	87,340,843
Sanofi SA sponsored ADR	14,066	645,489
Santen Pharmaceutical Co. Ltd.	2,147,700	29,456,704
Takeda Pharmaceutical Co. Ltd.	1,118,900	37,705,612
Takeda Pharmaceutical Co. Ltd. ADR	216,511	3,617,899
		578,457,806

TOTAL HEALTH CARE		959,947,450

INDUSTRIALS - 8.7%
Aerospace & Defense - 0.9%
Airbus Group NV	450,350	52,319,256
Dassault Aviation SA (b)	6,004	6,469,005
Leonardo SpA	441,366	3,530,675
Meggitt PLC	1,742,365	10,273,023
MTU Aero Engines Holdings AG	57,883	13,758,230
Rolls-Royce Holdings PLC	39,698,252	59,566,290
Safran SA (b)	158,242	21,570,372
Senior Engineering Group PLC	325,958	464,570
Thales SA	3,148	297,932
		168,249,353
Air Freight & Logistics - 0.2%
Deutsche Post AG	276,100	13,713,224
DSV Panalpina A/S	109,312	20,077,425
InPost SA	137,971	3,022,410
SBS Co. Ltd.	8,700	198,493
Yamato Holdings Co. Ltd.	42,200	1,113,609
		38,125,161
Airlines - 0.5%
Aeroflot Russian International Airlines (b)	237,020	221,141
Air Canada (b)	1,364,900	26,920,470
Finnair Oyj	1,091,594	943,675
International Consolidated Airlines Group SA CDI (b)	6,868,902	18,369,143
Japan Airlines Co. Ltd. (b)	356,500	8,461,419
Ryanair Holdings PLC sponsored ADR (b)	438,277	47,123,543
		102,039,391
Building Products - 0.4%
AGC, Inc.	49,700	1,831,482
AGC, Inc. ADR	9,900	73,062
Aica Kogyo Co. Ltd.	4,300	148,651
Belimo Holding AG (Reg.)	259	1,887,726
Central Glass Co. Ltd.	10,400	215,034
Compagnie de St. Gobain (b)	133,387	7,173,065
Daikin Industries Ltd.	218,100	42,505,283
Geberit AG (Reg.)	20,637	12,164,634
Kingspan Group PLC (Ireland)	98,728	7,176,996
Nibe Industrier AB (B Shares)	121,462	3,816,230
Toto Ltd.	74,600	4,524,324
		81,516,487
Commercial Services & Supplies - 0.4%
A-Living Services Co. Ltd. (H Shares) (c)	357,250	1,496,899
Aggreko PLC	90,090	1,004,107
Babcock International Group PLC (b)	104,820	379,253
Brambles Ltd.	1,246,622	9,496,212
Country Garden Services Holdings Co. Ltd.	836,000	6,876,445
ISS Holdings A/S	55,370	997,221
Okamura Corp.	21,800	225,782
Rentokil Initial PLC	1,022,522	6,648,504
Ritchie Bros. Auctioneers, Inc.	187,785	10,248,050
Secom Co. Ltd.	275,100	23,954,358
Sohgo Security Services Co., Ltd.	148,400	6,682,490
Tomra Systems ASA	99,031	4,235,081
		72,244,402
Construction & Engineering - 0.1%
Balfour Beatty PLC	1,791,356	6,873,205
Sacyr SA	446,708	1,127,537
Skanska AB (B Shares)	6,949	168,542
Sweco AB (B Shares)	122,913	1,767,150
VINCI SA	179,342	18,651,549
		28,587,983
Electrical Equipment - 1.4%
ABB Ltd.:
(Reg.)	2,096,970	60,370,719
sponsored ADR (a)	86,800	2,498,104
Daihen Corp.	10,900	462,709
Havells India Ltd.	163,596	2,446,185
Legrand SA	658,771	57,164,903
Mitsubishi Electric Corp.	984,500	14,579,246
Nippon Carbon Co. Ltd.	2,300	83,611
Prysmian SpA	453,185	14,593,835
Schneider Electric SA	638,284	94,385,852
Siemens Energy AG (b)	325,368	12,267,899
Siemens Gamesa Renewable Energy SA	145,800	5,418,182
Signify NV (b)(c)	35,373	1,538,589
Vestas Wind Systems A/S	23,128	4,337,080
Weg SA	275,700	3,839,689
		273,986,603
Industrial Conglomerates - 0.9%
CK Hutchison Holdings Ltd.	2,267,300	17,129,457
DCC PLC (United Kingdom)	255,712	20,556,084
Jardine Strategic Holdings Ltd.	16,600	429,608
Latour Investment AB (B Shares)	121,244	2,761,191
Lifco AB	30,782	2,927,314
Melrose Industries PLC	6,436,153	14,876,001
Nolato AB (B Shares)	27,225	2,432,675
Noritsu Koki Co. Ltd.	10,500	236,606
Siemens AG	639,798	99,015,950
Toshiba Corp.	486,090	15,299,329
		175,664,215
Machinery - 2.1%
Airtac International Group	69,000	2,401,249
Amada Co. Ltd.	85,400	1,043,419
Andritz AG	44,671	2,140,820
Atlas Copco AB (A Shares)	363,476	20,743,884
Bodycote PLC	61,153	615,984
CNH Industrial NV	585,821	8,651,505
Electrolux Professional AB (b)	99,964	532,500
Epiroc AB (A Shares)	589,974	12,520,677
FANUC Corp.	242,500	60,602,432
Furukawa Co. Ltd.	15,900	194,956
GEA Group AG	823,403	28,433,308
Harmonic Drive Systems, Inc.	40,600	3,119,415
Hino Motors Ltd.	22,300	210,847
IHI Corp.	100	1,863
IMI PLC	1,117,800	20,385,305
Kawasaki Heavy Industries Ltd. (b)	183,200	4,151,709
KION Group AG	163,597	13,805,314
Kitz Corp.	42,200	222,887
Knorr-Bremse AG	108,528	13,819,878
Kone OYJ (B Shares)	49,064	3,911,815
Kubota Corp.	814,600	18,479,562
Kurita Water Industries Ltd.	37,200	1,504,123
Misumi Group, Inc.	104,400	3,183,076
Mitsubishi Heavy Industries Ltd.	99,100	2,874,710
Mitsuboshi Belting Ltd.	11,600	178,796
Morgan Advanced Materials PLC	35,343	152,644
Nachi-Fujikoshi Corp.	1,300	54,942
NGK Insulators Ltd.	113,800	2,029,198
Nissei ASB Machine Co. Ltd.	4,500	226,699
Nordson Corp.	58,279	11,213,462
NSK Ltd.	230,700	2,277,652
NTN Corp. (b)	1,028,500	3,020,463
Rotork PLC	793,529	3,944,583
Ryobi Ltd.	23,900	280,266
Schindler Holding AG (participation certificate)	120,596	32,904,883
Sintokogio Ltd.	38,000	259,524
SMC Corp.	94,500	55,762,934
Spirax-Sarco Engineering PLC	215,678	32,181,685
Sumitomo Heavy Industries Ltd.	8,200	227,596
Techtronic Industries Co. Ltd.	1,270,500	19,393,821
THK Co. Ltd.	153,100	4,933,613
VAT Group AG (c)	13,065	3,630,882
Vesuvius PLC	32,206	233,770
Volvo AB (B Shares)	606,825	15,544,505
Wartsila Corp.	610,207	6,995,802
Yaskawa Electric Corp.	5,900	296,845
		419,295,803
Marine - 0.1%
A.P. Moller - Maersk A/S:
Series A	568	1,140,018
Series B	4,632	9,906,488
Atlas Corp. (a)	28,905	388,194
Nippon Yusen KK	133,500	3,861,445
		15,296,145
Professional Services - 0.9%
51job, Inc. sponsored ADR (b)	64,113	4,205,813
Adecco SA (Reg.)	8,256	518,059
AF Poyry AB (B Shares)	22,441	610,730
Benefit One, Inc.	116,600	2,938,108
Centre Testing International Group Co. Ltd. (A Shares)	1,120,000	4,225,632
Experian PLC	837,635	26,589,738
Intertek Group PLC	307,780	22,966,479
McMillan Shakespeare Ltd.	10,810	103,057
Nihon M&A Center, Inc.	106,200	5,788,470
NOMURA Co. Ltd.	40,800	311,564
Outsourcing, Inc.	28,300	432,750
Persol Holdings Co. Ltd.	291,000	5,752,024
Randstad NV	3,082	205,787
Recruit Holdings Co. Ltd.	237,200	11,852,746
RELX PLC:
(London Stock Exchange)	112,845	2,660,875
sponsored ADR	32,735	768,945
SGS SA (Reg.)	11,598	33,086,143
SMS Co., Ltd.	4,100	133,852
SR Teleperformance SA	47,856	16,923,786
TechnoPro Holdings, Inc.	132,200	9,599,212
Tinexta SpA (b)	56,401	1,401,843
Wolters Kluwer NV	272,209	21,571,530
		172,647,143
Road & Rail - 0.1%
Canadian National Railway Co.	137,917	15,054,259
Central Japan Railway Co.	42,500	7,002,906
Hankyu Hanshin Holdings, Inc.	23,800	789,277
Keio Corp.	3,100	232,586
Nankai Electric Railway Co. Ltd.	54,900	1,323,636
Nippon Express Co. Ltd.	21,000	1,570,547
Nishi-Nippon Railroad Co. Ltd.	27,000	756,339
Sixt AG (a)	11,969	1,485,999
The Go-Ahead Group PLC (b)	6,430	105,170
Tobu Railway Co. Ltd.	11,200	320,149
		28,640,868
Trading Companies & Distributors - 0.5%
AddTech AB (B Shares)	123,551	1,799,734
AerCap Holdings NV (b)	8,600	414,348
Ashtead Group PLC	646,439	34,944,010
Beijer Ref AB (B Shares)	60,701	2,569,256
Bunzl PLC	410,828	12,803,818
Diploma PLC	71,157	2,297,971
Hanwa Co. Ltd.	6,300	163,831
IMCD NV	21,940	2,698,791
Indutrade AB	197,483	4,509,139
Marubeni Corp.	416,400	3,119,645
Mitsubishi Corp.	255,000	7,228,808
MonotaRO Co. Ltd.	93,300	5,356,687
Rexel SA	488,488	9,170,834
Sumitomo Corp.	834,500	12,160,897
Toromont Industries Ltd.	25,102	1,828,505
		101,066,274
Transportation Infrastructure - 0.2%
Aena Sme SA (b)(c)	142,231	24,179,682
Airports of Thailand PCL (For. Reg.)	703,400	1,467,679
Beijing Capital International Airport Co. Ltd. (H Shares)	10,216,000	7,968,439
Grupo Aeroportuario del Sureste S.A.B. de CV Series B sponsored ADR (b)	12,875	2,396,681
		36,012,481

TOTAL INDUSTRIALS		1,713,372,309

INFORMATION TECHNOLOGY - 8.8%
Communications Equipment - 0.2%
Comba Telecom Systems Holdings Ltd.	58,000	17,722
Ericsson:
(B Shares)	1,778,237	22,220,749
(B Shares) sponsored ADR	335,795	4,207,511
Nokia Corp. (b)	1,791,752	7,138,553
Nokia Corp. sponsored ADR (b)	281,500	1,103,480
		34,688,015
Electronic Equipment & Components - 1.6%
ALSO Holding AG	2,140	579,904
Azbil Corp.	3,500	148,576
Enplas Corp.	29,200	1,208,049
Halma PLC	911,202	28,779,262
Hamamatsu Photonics K.K.	137,300	8,076,092
Hexagon AB (B Shares)	177,294	14,773,275
Hirose Electric Co. Ltd.	166,490	24,271,820
Hitachi Ltd.	1,033,680	47,676,171
Keyence Corp.	61,900	29,360,326
Kyocera Corp.	318,500	20,615,681
Landis+Gyr Group AG	9,499	658,920
Largan Precision Co. Ltd.	38,000	4,492,161
Murata Manufacturing Co. Ltd.	551,200	47,251,492
OMRON Corp.	438,300	35,561,205
Renishaw PLC	30,405	2,435,714
Ryoyo Electro Corp.	6,400	162,289
Samsung SDI Co. Ltd.	15,032	8,985,670
Shimadzu Corp.	630,100	22,639,739
Softwareone Holding AG	76,282	2,180,324
Spectris PLC	321,856	13,604,753
Topcon Corp.	125,700	1,578,989
Yokogawa Electric Corp.	504,500	9,648,677
		324,689,089
IT Services - 1.5%
Adyen BV (b)(c)	9,352	21,821,812
Amadeus IT Holding SA Class A (b)	1,377,979	96,206,732
BASE, Inc. (b)	26,400	2,632,694
Bechtle AG	7,538	1,421,544
Capgemini SA	66,100	10,619,106
EPAM Systems, Inc. (b)	27,202	10,162,939
Fujitsu Ltd.	197,840	28,702,308
Globant SA (b)	15,538	3,336,319
GMO Payment Gateway, Inc.	24,500	3,243,070
Indra Sistemas SA (b)	65,588	575,709
Infomart Corp.	54,700	475,697
iomart Group PLC	26,393	112,886
Locaweb Servicos de Internet SA (c)	828,788	4,256,186
Nomura Research Institute Ltd.	1,092,100	33,912,013
NTT Data Corp.	978,600	15,023,065
OBIC Co. Ltd.	91,300	15,400,103
SHIFT, Inc. (b)	16,200	1,957,465
Softcat PLC	103,789	2,116,927
Solutions 30 SE (a)(b)	45,784	535,835
TIS, Inc.	173,900	3,611,939
Tyro Payments Ltd. (a)(b)	15,348	35,547
Wix.com Ltd. (b)	73,807	25,726,906
Worldline SA (b)(c)	92,063	8,197,602
		290,084,404
Semiconductors & Semiconductor Equipment - 3.0%
Advantest Corp.	92,600	7,649,421
Aixtron AG	30,237	687,694
Analog Devices, Inc.	168,202	26,209,236
ASMedia Technology, Inc.	33,000	2,012,700
ASML Holding NV (Netherlands)	184,212	104,470,475
BE Semiconductor Industries NV	42,437	3,194,003
Broadcom, Inc.	33,971	15,961,954
Disco Corp.	43,200	13,536,095
GlobalWafers Co. Ltd.	130,000	3,451,369
Infineon Technologies AG	1,709,739	74,263,881
Lasertec Corp.	30,900	3,759,773
MediaTek, Inc.	582,000	18,708,858
Megachips Corp.	34,200	1,095,671
Melexis NV	15,098	1,785,216
NAURA Technology Group Co. Ltd.	88,400	2,449,203
NXP Semiconductors NV	214,417	39,141,823
Renesas Electronics Corp. (b)	949,900	10,417,309
ROHM Co. Ltd.	20,800	2,043,023
Silergy Corp.	73,000	7,018,979
SK Hynix, Inc.	274,181	34,408,649
SMA Solar Technology AG (b)	28,736	1,846,253
STMicroelectronics NV:
(France)	236,062	9,168,000
(Italy)	329,160	12,756,036
Sumco Corp.	20,300	467,099
Taiwan Semiconductor Manufacturing Co. Ltd.	1,712,000	37,374,619
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,002,521	126,257,495
Texas Instruments, Inc.	54,528	9,393,539
Tokyo Electron Ltd.	49,600	20,684,044
Will Semiconductor Ltd.	41,033	1,793,243
		592,005,660
Software - 1.5%
AI inside, Inc. (b)	2,300	885,736
ANSYS, Inc. (b)	96,871	33,032,042
Atlassian Corp. PLC (b)	32,149	7,641,817
Avast PLC (c)	453,637	2,919,873
Aveva Group PLC	92,254	4,363,535
Cadence Design Systems, Inc. (b)	531,327	74,964,926
Check Point Software Technologies Ltd. (b)	108,700	11,983,088
Constellation Software, Inc.	7,812	10,114,717
CyberArk Software Ltd. (b)	19,308	2,834,994
Dassault Systemes SA	125,164	25,959,758
Descartes Systems Group, Inc. (Canada) (b)	88,975	5,209,435
Enghouse Systems Ltd.	33,152	1,439,556
Kinaxis, Inc. (b)	17,252	2,331,718
Micro Focus International PLC	105,986	622,226
Micro Focus International PLC sponsored ADR	8,300	48,472
Nemetschek Se	51,070	3,213,405
Netcompany Group A/S (c)	28,555	2,557,496
Pexip Holding ASA	100,694	1,247,265
Rakus Co. Ltd.	108,700	1,878,375
Sage Group PLC	275,091	2,140,872
SAP SE	587,118	72,618,670
SAP SE sponsored ADR (a)	107,854	13,303,791
Sichuan Jiuyuan Yinhai Software Co. Ltd.	105,100	310,991
TeamViewer AG (b)(c)	89,273	4,793,199
Temenos Group AG	80,201	10,822,484
Topicus.Com, Inc. (b)	14,529	754,193
Weimob, Inc. (b)(c)	750,000	2,180,443
		300,173,077
Technology Hardware, Storage & Peripherals - 1.0%
Advantech Co. Ltd.	197,000	2,562,067
Brother Industries Ltd.	170,700	3,351,706
Canon, Inc. sponsored ADR (a)	118,708	2,567,654
Fujifilm Holdings Corp.	42,500	2,430,162
Logitech International SA (Reg.)	66,071	7,046,895
Ricoh Co. Ltd.	68,200	596,351
Samsung Electronics Co. Ltd.	2,315,943	169,455,487
Seiko Epson Corp.	215,000	3,563,041
		191,573,363

TOTAL INFORMATION TECHNOLOGY		1,733,213,608

MATERIALS - 4.4%
Chemicals - 2.7%
Air Liquide SA	66,624	10,033,236
Air Water, Inc.	72,700	1,194,900
Akzo Nobel NV	514,972	53,161,804
Alujain Corp. (b)	29,990	411,008
Arkema SA	99,900	11,028,893
Asahi Kasei Corp.	828,800	8,991,348
BASF AG	831,280	68,007,720
Christian Hansen Holding A/S (b)	37,401	3,208,990
Clariant AG (Reg.)	240,558	5,027,217
Covestro AG (c)	169,239	12,243,551
Croda International PLC	321,051	27,588,739
Daicel Chemical Industries Ltd.	235,300	1,721,788
Denki Kagaku Kogyo KK	210,560	7,957,357
Elkem ASA (c)	68,445	240,607
Evonik Industries AG	166,935	5,617,476
Givaudan SA	14,147	53,297,168
Johnson Matthey PLC	294,170	12,520,540
JSR Corp.	49,300	1,468,432
Kansai Paint Co. Ltd.	686,600	17,919,426
Kemira Oyj	25,352	408,968
Koninklijke DSM NV	21,527	3,546,668
Kuraray Co. Ltd.	384,100	4,323,730
Lanxess AG	4,372	323,465
Linde PLC	44,500	10,870,015
Linde PLC	117,104	28,851,792
Mitsubishi Gas Chemical Co., Inc.	12,200	283,726
Mitsui Chemicals, Inc.	163,500	5,064,881
Nippon Sanso Holdings Corp.	295,600	5,543,453
Nitto Denko Corp.	199,000	17,081,598
Novozymes A/S Series B	420,341	25,971,225
Nutrien Ltd.	2,793	150,710
OCI NV (b)	28,863	619,879
Orica Ltd.	128,167	1,238,643
PhosAgro OJSC	54,010	2,934,458
Pidilite Industries Ltd.	79,447	1,811,592
Shin-Etsu Chemical Co. Ltd.	30,800	5,047,942
Sika AG	161,182	42,561,333
Solvay SA Class A	23,646	2,884,391
Sumitomo Chemical Co. Ltd.	428,800	2,087,536
Symrise AG	282,995	33,024,813
Teijin Ltd.	128,400	2,215,173
Toray Industries, Inc.	1,658,700	10,942,236
Tosoh Corp.	99,400	1,827,259
Umicore SA	145,281	8,535,077
Yara International ASA	191,174	9,185,418
		528,976,181
Construction Materials - 0.1%
CSR Ltd.	159,909	673,040
HeidelbergCement AG	242,200	19,134,985
HeidelbergCement AG ADR	1,749	27,529
James Hardie Industries PLC CDI	200,134	5,622,288
Taiheiyo Cement Corp.	33,600	843,104
		26,300,946
Containers & Packaging - 0.1%
Amcor PLC unit	498,652	5,463,714
Orora Ltd.	103,400	232,319
Sig Combibloc Group AG	154,337	3,417,080
Smurfit Kappa Group PLC	385,608	18,219,399
Toyo Seikan Group Holdings Ltd.	56,800	715,371
		28,047,883
Metals & Mining - 1.4%
Agnico Eagle Mines Ltd. (Canada)	212,685	11,872,656
Alumina Ltd.	471,129	587,267
Anglo American PLC (United Kingdom)	87,735	3,388,893
Antofagasta PLC	719,627	17,871,066
ArcelorMittal SA (Netherlands) (b)	1,571,151	36,696,423
BHP Billiton Ltd.	319,651	12,082,963
BHP Billiton Ltd. sponsored ADR (a)	133,195	10,110,832
BHP Group PLC	605,501	19,231,037
BHP Group PLC ADR	336,926	21,303,831
BlueScope Steel Ltd.	247,643	3,178,356
Boliden AB	78,706	3,117,891
Deterra Royalties Ltd.	175,000	612,675
Eldorado Gold Corp. (b)	77,319	809,887
Evraz PLC	38,032	302,551
Ferrexpo PLC	69,625	325,149
Fortescue Metals Group Ltd.	447,100	8,294,349
Franco-Nevada Corp.	237,246	25,402,436
Glencore Xstrata PLC	3,453,541	14,054,534
Godo Steel Ltd.	43,200	810,545
Henan Yuguang Gold & Lead Co. Ltd. (A Shares)	28,400	27,105
IGO Ltd.	2,148,478	11,621,619
Iluka Resources Ltd.	145,219	829,102
JFE Holdings, Inc. (b)	198,300	2,091,200
Mitsubishi Materials Corp.	149,900	3,551,199
MMC Norilsk Nickel PJSC	8,339	2,613,893
Nippon Steel & Sumitomo Metal Corp. (b)	62,800	930,431
Norsk Hydro ASA	599,859	3,320,789
Novolipetsk Steel OJSC	230,760	692,526
Polymetal International PLC	16,688	332,130
Polymetal International PLC	8,378	165,921
Polyus PJSC	5,783	1,089,157
Regis Resources Ltd.	138,542	333,662
Rio Tinto Ltd.	80,183	7,847,217
Rio Tinto PLC	136,644	11,842,517
Rio Tinto PLC sponsored ADR (a)	181,586	15,870,616
Sandfire Resources NL	280,366	1,315,938
South32 Ltd.	3,111,010	6,630,734
Sumitomo Metal Mining Co. Ltd.	179,700	8,715,991
Uacj Corp.	7,800	179,862
Voestalpine AG	83,146	3,294,502
Westgold Resources Ltd. (b)	872,441	1,369,451
Wheaton Precious Metals Corp.	203,854	7,291,713
		282,010,616
Paper & Forest Products - 0.1%
Duratex SA	189,500	622,514
Ence Energia y Celulosa SA (b)	27,335	140,202
Stora Enso Oyj (R Shares)	490,977	9,670,739
The Navigator Co. SA	129,473	439,278
West Fraser Timber Co. Ltd.	21,465	1,467,433
		12,340,166

TOTAL MATERIALS		877,675,792

REAL ESTATE - 0.9%
Equity Real Estate Investment Trusts (REITs) - 0.2%
Big Yellow Group PLC	142,449	2,252,520
British Land Co. PLC	1,540,700	10,509,280
Great Portland Estates PLC	744,149	7,033,301
Klepierre SA (a)	25,691	606,001
Scentre Group unit	3,395,691	7,524,906
Segro PLC	519,341	6,582,820
Unibail-Rodamco SE & WFD Unibail-Rodamco NV unit	4,238	310,994
Warehouses de Pauw	91,318	3,122,494
		37,942,316
Real Estate Management & Development - 0.7%
CK Asset Holdings Ltd.	1,382,100	8,116,426
Deutsche Wohnen AG (Bearer)	502,294	23,605,368
ESR Cayman Ltd. (b)(c)	1,976,800	6,256,785
Grand City Properties SA	629,715	15,453,979
Hang Lung Group Ltd.	205,000	512,735
Hongkong Land Holdings Ltd.	82,000	395,240
LEG Immobilien AG	185,193	25,280,524
Lendlease Group unit	834,400	8,538,987
Mitsui Fudosan Co. Ltd.	559,800	12,731,323
Relo Group, Inc.	19,100	449,570
Savills PLC	144,148	2,319,552
Swire Pacific Ltd. (A Shares)	28,000	205,223
TAG Immobilien AG	295,892	8,411,120
Vonovia SE	323,996	20,616,982
		132,893,814

TOTAL REAL ESTATE		170,836,130

UTILITIES - 1.0%
Electric Utilities - 0.4%
Chubu Electric Power Co., Inc.	507,800	6,235,128
CLP Holdings Ltd.	729,000	7,117,186
Enel SpA	3,390,006	31,964,032
Enel SpA ADR	42,200	396,680
Iberdrola SA	1,094,658	13,768,919
Kansai Electric Power Co., Inc.	530,500	5,301,582
Kyushu Electric Power Co., Inc.	252,700	2,169,150
Mosenergo PJSC	1,381,000	39,966
ORSTED A/S (c)	93,141	15,082,217
Shikoku Electric Power Co., Inc.	33,700	234,899
Tohoku Electric Power Co., Inc.	69,900	614,441
Tokyo Electric Power Co., Inc. (b)	40,500	130,451
		83,054,651
Gas Utilities - 0.1%
APA Group unit	647,969	4,631,806
Beijing Enterprises Holdings Ltd.	846,500	2,930,274
China Resource Gas Group Ltd.	1,230,000	6,144,886
Osaka Gas Co. Ltd.	114,800	2,056,094
Tokyo Gas Co. Ltd.	146,800	3,033,396
		18,796,456
Independent Power and Renewable Electricity Producers - 0.0%
Drax Group PLC	45,073	240,005
Electric Power Development Co. Ltd.	271,400	4,420,005
eRex Co. Ltd.	55,400	899,643
Scatec Solar AS (c)	73,940	2,140,445
Solaria Energia y Medio Ambiente SA (b)	77,775	1,745,413
		9,445,511
Multi-Utilities - 0.5%
Centrica PLC	405,589	298,129
E.ON AG	908,839	9,266,941
ENGIE (b)	2,416,470	35,234,928
National Grid PLC	840,949	9,456,007
RWE AG	682,087	25,791,945
Veolia Environnement SA	624,400	16,837,815
		96,885,765

TOTAL UTILITIES		208,182,383

TOTAL COMMON STOCKS
(Cost $6,527,517,021)		9,644,441,503

Nonconvertible Preferred Stocks - 0.7%
CONSUMER DISCRETIONARY - 0.5%
Automobiles - 0.5%
Bayerische Motoren Werke AG (BMW) (non-vtg.)	69,276	4,684,937
Hyundai Motor Co.	6,336	584,416
Porsche Automobil Holding SE (Germany)	52,448	4,201,087
Volkswagen AG	392,099	81,853,521
		91,323,961
CONSUMER STAPLES - 0.2%
Household Products - 0.2%
Henkel AG & Co. KGaA	411,868	40,540,311
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	369,900	1,467,930
FINANCIALS - 0.0%
Banks - 0.0%
Banco Bradesco SA (PN)	19,500	80,029
Itausa-Investimentos Itau SA (PN)	176,800	313,900
		393,929
Insurance - 0.0%
Samsung Fire & Marine Insurance Co. Ltd.	567	68,391

TOTAL FINANCIALS		462,320

MATERIALS - 0.0%
Containers & Packaging - 0.0%
Klabin SA (PN) (non-vtg.)	921,500	966,850
UTILITIES - 0.0%
Electric Utilities - 0.0%
Companhia Energetica de Minas Gerais (CEMIG) (PN)	460,700	983,186
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $98,418,909)		135,744,558

Equity Funds - 48.5%
Diversified Emerging Markets Funds - 0.0%
Matthews Pacific Tiger Fund Investor Class	19,976	728,718
Europe Stock Funds - 0.5%
WisdomTree Europe Hedged Equity ETF (a)	1,427,995	95,561,425
Foreign Large Blend Funds - 11.7%
Artisan International Value Fund Investor Class	19,690,451	823,454,647
Fidelity SAI International Low Volatility Index Fund (e)	13,921,389	147,984,370
Fidelity SAI International Quality Index Fund (e)	1,395,285	17,608,498
Harbor International Fund Institutional Class	9,619	432,675
Morgan Stanley Institutional Fund, Inc. International Equity Portfolio Class I	28,405,150	449,653,517
Oakmark International Fund Investor Class	31,508,659	876,255,803

TOTAL FOREIGN LARGE BLEND FUNDS		2,315,389,510

Foreign Large Growth Funds - 18.8%
American Funds EuroPacific Growth Fund Class F2	962,950	67,011,657
Fidelity Diversified International Fund (e)	13,344,107	631,176,275
Fidelity International Discovery Fund (e)	22,272,455	1,206,053,461
Fidelity Overseas Fund (e)	9,820,692	580,010,044
Fidelity SAI International Momentum Index Fund (e)	1,913,083	24,583,116
Invesco Oppenheimer International Growth Fund Class R6	836,208	39,201,430
JOHCM International Select Fund Class II Shares	18,999,423	575,872,500
WCM Focused International Growth Fund Investor Class	24,707,298	605,575,886

TOTAL FOREIGN LARGE GROWTH FUNDS		3,729,484,369

Foreign Large Value Funds - 6.3%
iShares MSCI EAFE Value ETF (a)	14,960,135	736,637,047
Pear Tree Polaris Foreign Value Fund Institutional Shares	21,924,646	515,667,674

TOTAL FOREIGN LARGE VALUE FUNDS		1,252,304,721

Foreign Small Mid Blend Funds - 1.9%
Fidelity International Small Cap Fund (e)	1,734,127	55,266,613
iShares MSCI EAFE Small-Cap ETF (a)	2,446,450	171,740,790
Oakmark International Small Cap Fund Investor Class	2,797,030	50,822,027
Victory Trivalent International Small-Cap Fund Class I	5,955,691	98,149,793

TOTAL FOREIGN SMALL MID BLEND FUNDS		375,979,223

Foreign Small Mid Growth Funds - 1.0%
Fidelity International Small Cap Opportunities Fund (e)	3,206,204	76,339,729
Oberweis International Opportunities Institutional Fund	1,770,695	29,659,144
T. Rowe Price International Discovery Fund	1,006,218	94,765,647
Wasatch International Growth Fund Investor Class	100	3,460

TOTAL FOREIGN SMALL MID GROWTH FUNDS		200,767,980

Foreign Small Mid Value Funds - 0.9%
Brandes International Small Cap Equity Fund Class A	3,214,732	38,930,405
Segall Bryant & Hamill International Small Capital Fund Class A	4,713,344	52,318,119
Transamerica International Small Cap Value Fund	5,682,172	83,414,291

TOTAL FOREIGN SMALL MID VALUE FUNDS		174,662,815

Sector Funds - 0.0%
SPDR Dow Jones International Real Estate ETF (a)	201,575	6,873,708
Other - 7.4%
Fidelity Advisor Japan Fund Class I (e)	3,486,370	69,518,224
Fidelity Japan Smaller Companies Fund (e)	6,966,190	119,888,133
iShares MSCI Australia ETF (a)	4,610,307	112,998,625
iShares MSCI Japan ETF (a)	17,039,153	1,162,411,018
Matthews Japan Fund Investor Class	198	4,773

TOTAL OTHER		1,464,820,773

TOTAL EQUITY FUNDS
(Cost $6,439,648,785)		9,616,573,242
	Principal Amount

U.S. Treasury Obligations - 0.2%
U.S. Treasury Bills, yield at date of purchase 0.03% to 0.08% 3/4/21 to 5/20/21 (f)
(Cost $34,718,381)	$34,720,000	34,718,765
	Shares

Money Market Funds - 3.1%
Fidelity Securities Lending Cash Central Fund 0.08% (g)(h)	288,556,138	288,584,994
State Street Institutional U.S. Government Money Market Fund Premier Class .03% (i)	322,714,649	322,714,649
TOTAL MONEY MARKET FUNDS
(Cost $611,299,643)		611,299,643
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $13,711,602,739)		20,042,777,711
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(242,466,423)
NET ASSETS - 100%		$19,800,311,288

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME Nikkei 225 Index Contracts (United States)	1,086	March 2021	$159,017,550	$15,525,391	$15,525,391
ICE E-mini MSCI EAFE Index Contracts (United States)	504	March 2021	54,532,800	1,910,669	1,910,669
TOTAL FUTURES CONTRACTS					$17,436,060

The notional amount of futures purchased as a percentage of Net Assets is 1.1%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $221,263,668 or 1.1% of net assets.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Affiliated Fund

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $12,429,385.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

 (i) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$2,069,701
Total	$2,069,701

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Advisor Japan Fund Class I	$49,986,426	$1,309,493	$--	$1,309,495	$--	$18,222,305	$69,518,224
Fidelity Diversified International Fund	620,718,700	6,743,944	141,509,605	6,743,944	43,625,293	101,597,943	631,176,275
Fidelity International Discovery Fund	1,006,340,643	44,192,713	127,331,720	44,192,710	13,049,966	269,801,859	1,206,053,461
Fidelity International Small Cap Fund	--	45,130,266	--	424,993	--	10,136,347	55,266,613
Fidelity International Small Cap Opportunities Fund	53,216,114	6,165,328	--	--	--	16,958,287	76,339,729
Fidelity Japan Smaller Companies Fund	101,109,651	1,939,934	--	1,939,934	--	16,838,548	119,888,133
Fidelity Overseas Fund	510,264,292	32,817,718	85,466,344	3,317,718	15,957,147	106,437,231	580,010,044
Fidelity SAI International Index Fund	--	846,841,856	934,481,996	--	87,640,140	--	--
Fidelity SAI International Low Volatility Index Fund	154,908,004	96,334,825	115,000,000	3,334,826	(1,042,742)	12,784,283	147,984,370
Fidelity SAI International Momentum Index Fund	--	31,276,100	15,000,000	276,101	2,911,005	5,396,011	24,583,116
Fidelity SAI International Quality Index Fund	--	26,158,994	15,000,000	158,994	2,825,554	3,623,950	17,608,498
	2,496,543,830	1,138,911,171	1,433,789,665	61,698,715	164,966,363	561,796,764	2,928,428,463

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$386,341,066	$170,109,802	$216,231,264	$--
Consumer Discretionary	1,053,862,819	647,300,384	406,562,435	--
Consumer Staples	1,064,750,928	541,079,701	523,671,227	--
Energy	326,932,870	147,951,387	178,981,483	--
Financials	1,283,120,670	662,021,279	621,099,391	--
Health Care	959,947,450	289,223,584	670,723,866	--
Industrials	1,713,372,309	1,051,831,985	661,540,324	--
Information Technology	1,733,213,608	1,108,947,019	624,266,589	--
Materials	878,642,642	644,807,038	233,835,604	--
Real Estate	170,836,130	158,104,807	12,731,323	--
Utilities	209,165,569	134,564,786	74,600,783	--
Equity Funds	9,616,573,242	9,616,573,242	--	--
Other Short-Term Investments	34,718,765	--	34,718,765	--
Money Market Funds	611,299,643	611,299,643	--	--
Total Investments in Securities:	$20,042,777,711	$15,783,814,657	$4,258,963,054	$--
Derivative Instruments:
Assets
Futures Contracts	$17,436,060	$17,436,060	$--	$--
Total Assets	$17,436,060	$17,436,060	$--	$--
Total Derivative Instruments:	$17,436,060	$17,436,060	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$17,436,060	$0
Total Equity Risk	17,436,060	0
Total Value of Derivatives	$17,436,060	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

Distribution of the direct investments by country of issue, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	52.2%
Japan	9.0%
United Kingdom	5.9%
France	5.3%
Germany	5.3%
Switzerland	5.0%
Netherlands	2.9%
Cayman Islands	1.3%
Korea (South)	1.3%
Spain	1.2%
Ireland	1.1%
Australia	1.1%
Canada	1.0%
Others (Individually Less Than 1%)	7.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value (including securities loaned of $276,143,702) — See accompanying schedule: Unaffiliated issuers (cost $11,679,880,294)	$16,825,764,254
Fidelity Central Funds (cost $288,584,994)	288,584,994
Other affiliated issuers (cost $1,743,137,451)	2,928,428,463
Total Investment in Securities (cost $13,711,602,739)		$20,042,777,711
Cash		21,683
Foreign currency held at value (cost $2,987,348)		2,989,173
Receivable for investments sold		115,220,517
Receivable for fund shares sold		10,307,171
Dividends receivable		33,674,539
Interest receivable		12,776
Distributions receivable from Fidelity Central Funds		68,947
Other receivables		555,589
Total assets		20,205,628,106
Liabilities
Payable for investments purchased
Regular delivery	$101,766,383
Delayed delivery	41,576
Payable for fund shares redeemed	7,185,115
Accrued management fee	2,860,510
Payable for daily variation margin on futures contracts	2,572,530
Other payables and accrued expenses	2,224,561
Collateral on securities loaned	288,666,143
Total liabilities		405,316,818
Net Assets		$19,800,311,288
Net Assets consist of:
Paid in capital		$13,069,475,521
Total accumulated earnings (loss)		6,730,835,767
Net Assets		$19,800,311,288
Net Asset Value, offering price and redemption price per share ($19,800,311,288 ÷ 1,578,175,310 shares)		$12.55

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends:
Unaffiliated issuers		$248,843,776
Affiliated issuers		12,825,380
Interest		636,505
Income from Fidelity Central Funds (including $2,069,701 from security lending)		2,069,701
Income before foreign taxes withheld		264,375,362
Less foreign taxes withheld		(18,446,602)
Total income		245,928,760
Expenses
Management fee	$72,852,035
Custodian fees and expenses	728,713
Independent trustees' fees and expenses	174,189
Registration fees	121,721
Audit	105,233
Legal	52,641
Miscellaneous	209,816
Total expenses before reductions	74,244,348
Expense reductions	(43,074,734)
Total expenses after reductions		31,169,614
Net investment income (loss)		214,759,146
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	139,408,586
Fidelity Central Funds	(42,640)
Other affiliated issuers	164,966,363
Foreign currency transactions	(1,652,225)
Futures contracts	57,337,648
Capital gain distributions from underlying funds:
Unaffiliated issuers	37,446,242
Affiliated issuers	48,873,335
Total net realized gain (loss)		446,337,309
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,446,137)	3,429,013,312
Affiliated issuers	561,796,764
Assets and liabilities in foreign currencies	1,339,875
Futures contracts	41,517,069
Total change in net unrealized appreciation (depreciation)		4,033,667,020
Net gain (loss)		4,480,004,329
Net increase (decrease) in net assets resulting from operations		$4,694,763,475

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$214,759,146	$307,302,142
Net realized gain (loss)	446,337,309	238,748,717
Change in net unrealized appreciation (depreciation)	4,033,667,020	(135,052,406)
Net increase (decrease) in net assets resulting from operations	4,694,763,475	410,998,453
Distributions to shareholders	(345,007,315)	(547,156,394)
Share transactions
Proceeds from sales of shares	4,467,737,246	1,689,480,304
Reinvestment of distributions	334,019,828	542,299,321
Cost of shares redeemed	(4,447,769,615)	(2,904,015,493)
Net increase (decrease) in net assets resulting from share transactions	353,987,459	(672,235,868)
Total increase (decrease) in net assets	4,703,743,619	(808,393,809)
Net Assets
Beginning of period	15,096,567,669	15,904,961,478
End of period	$19,800,311,288	$15,096,567,669
Other Information
Shares
Sold	435,963,931	164,022,651
Issued in reinvestment of distributions	31,687,641	50,851,662
Redeemed	(409,722,398)	(279,735,078)
Net increase (decrease)	57,929,174	(64,860,765)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers International Fund

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$9.93	$10.03	$11.43	$9.78	$8.74
Income from Investment Operations
Net investment income (loss)B	.13	.20	.21	.19	.17
Net realized and unrealized gain (loss)	2.71	.06	(.98)	1.82	1.07
Total from investment operations	2.84	.26	(.77)	2.01	1.24
Distributions from net investment income	(.14)	(.22)	(.18)	(.18)	(.18)
Distributions from net realized gain	(.08)	(.14)	(.44)	(.18)	(.02)
Total distributions	(.22)	(.36)	(.63)C	(.36)	(.20)
Net asset value, end of period	$12.55	$9.93	$10.03	$11.43	$9.78
Total ReturnD	28.99%	2.35%	(6.57)%	20.53%	14.33%
Ratios to Average Net AssetsE,F
Expenses before reductions	.43%	.44%	.45%	.50%	.48%
Expenses net of fee waivers, if any	.18%	.19%	.20%	.25%	.23%
Expenses net of all reductions	.18%	.19%	.20%	.24%	.22%
Net investment income (loss)	1.25%	1.91%	1.95%	1.68%	1.81%
Supplemental Data
Net assets, end of period (000 omitted)	$19,800,311	$15,096,568	$15,904,961	$17,256,557	$16,141,374
Portfolio turnover rateG	41%	33%	39%	33%	28%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2021

1. Organization.

Strategic Advisers International Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers International Fund	$318,821

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,447,975,288
Gross unrealized depreciation	(217,507,980)
Net unrealized appreciation (depreciation)	$6,230,467,308
Tax Cost	$13,812,310,403

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$112,771,149
Undistributed ordinary income	$387,848,268
Net unrealized appreciation (depreciation) on securities and other investments	$6,232,077,755

The tax character of distributions paid was as follows:

	February 28, 2021	February 29, 2020
Ordinary Income	$223,989,540	$ 335,718,187
Long-term Capital Gains	121,017,775	211,438,207
Total	$345,007,315	$ 547,156,394

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers International Fund	7,264,488,862	6,785,168,724

Prior Fiscal Year Unaffiliated Exchanges In-Kind. During the prior period, the Fund redeemed 122,639,719 shares of T. Rowe Price Overseas Stock Fund I Class in exchange for investments and cash with a value of $1,292,622,641. The Fund had a net realized loss of $(31,647,358) on the Fund's redemptions of T. Rowe Price Overseas Stock Fund I Class shares. The Fund recognized a net realized loss on the exchanges for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .42% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. Arrowstreet Capital, Limited Partnership, Causeway Capital Management, LLC, Massachusetts Financial Services Company (MFS), Thompson, Siegel & Walmsley LLC, T. Rowe Price Associates, Inc. and William Blair Investment Management, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

FIAM LLC (an affiliate of the investment adviser), FIL Investment Advisors and Geode Capital Management, LLC, have been retained to serve as a sub-adviser for the Fund. As of the date of this report, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers International Fund	$750

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by FMR. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Amount
Strategic Advisers International Fund	$37,287

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2023. During the period, this waiver reduced the Fund's management fee by $43,074,734.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets.

At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following Underlying Funds:

Fidelity International Discovery Fund	12%
Fidelity Japan Smaller Companies Fund	24%

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers International Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers International Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the five years in the period ended February 28, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 13, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 12 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

Charles S. Morrison (1960)

Year of Election or Appointment: 2020

Trustee

Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the U.S. Core Property Fund (and, previously, other funds) of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research, the Board of Trustees of the Museum of Fine Arts Boston and the Board of Overseers of the Massachusetts Eye and Ear Infirmary.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2018-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Christine Marcks (1955)

Year of Election or Appointment: 2020

Trustee

Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President – Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-present), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-present), a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit), and member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-present) (technology company). Previously, Ms. Steiger served as a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ralph F. Cox (1932)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as Trustee of other funds (2006-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Christina H. Lee (1975)

Year of Election or Appointment: 2020

Secretary and Chief Legal Officer

Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2020

Assistant Secretary

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2020

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2020 to February 28, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During Period-B September 1, 2020 to February 28, 2021
Strategic Advisers International Fund	.18%
Actual		$1,000.00	$1,165.30	$.97
Hypothetical-C		$1,000.00	$1,023.90	$.90

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers International Fund voted to pay on April 12, 2021, to shareholders of record at the opening of business on April 9, 2021, a distribution of $0.293 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.023 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2021, $389,402,609, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 4% and 1% of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 58% and 98% of the dividends distributed in April and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Strategic Advisers International Fund
	04/09/20	$0.0101	$0.0007
	12/31/20	$0.1419	$0.0149

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers International Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at a meeting on the renewal of the management contract with Strategic Advisers LLC (Strategic Advisers) and the sub-advisory agreements with Arrowstreet Capital, Limited Partnership, Causeway Capital Management LLC, FIAM LLC, FIL Investment Advisors, Geode Capital Management, LLC, Massachusetts Financial Services Company (MFS), Thompson, Siegel & Walmsley, LLC (TSW), and William Blair Investment Management, LLC (William Blair) (each a Sub-Adviser and collectively, the Sub-Advisers) (collectively, the Sub-Advisory Agreements), and the sub-sub-advisory agreement with FIL Investment Advisors (UK) Limited (the Sub-Sub-Advisory Agreement and, together with the management contract and the Sub-Advisory Agreements, the Advisory Contracts) for the fund. Strategic Advisers and the Sub-Advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2020 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In addition, the Board approved amendments to the fund's sub-advisory agreements with: (i) TSW to implement a new fee schedule, effective July 1, 2020, resulting in the same or lower fees at all asset levels; and (ii) William Blair and MFS to add representations relating to participating affiliate arrangements with certain of their non-U.S. advisory affiliates (Amendments). The Board noted that the other terms of each amended sub-advisory agreement are not materially different from those of the existing sub-advisory agreements. With respect the Amendment to the sub-advisory agreement with TSW, the Board also noted that the amended sub-advisory agreement would not result in changes to the nature, extent, and quality of the services that TSW provides to the fund.

In reaching its determination to renew the fund's Advisory Contracts and approve the Amendments, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services provided by and the profits, if any, realized by Strategic Advisers from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund and approve the Amendments, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the approval of the Amendments is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements and the approval of the Amendments do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts and approve the Amendments was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategies for the funds; (ii) identifying and recommending sub-advisers for the funds; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to the portion of fund assets allocated to the sub-adviser; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each Sub-Adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each Sub-Adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the Sub-Adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each Sub-Adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process. The Board also considered the Investment Advisers' investments in business continuity planning, and their success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and itsaffiliates under the management contract and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, includingsub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

The Board considered discussions that occur at Board meetings throughout the year with representatives of Strategic Advisers about fund investment performance and the performance of each Sub-Adviser as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with representatives of Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2019, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers International Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the second quartile for the one- and three-year periods and in the first quartile for the five-year period ended December 31, 2019. The Board also noted that the fund had out-performed 79%, 71%, and 78% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2019. The Board also noted that the investment performance of the fund was higher than its benchmark for the periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the management fee waiver and considered the fund's contractual maximum aggregate annual management fee rate. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Strategic Advisers International Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2019.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2019.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each Sub-Adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and the expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of the Sub-Advisers' respective relationships with the fund and the potential fall-out benefits, if any, that may accrue to the Sub-Advisers as a result of their respective relationships with the fund. The Board noted the difficulty in evaluating a Sub-Adviser's costs and the profitability of a Sub-Advisory Agreement to a Sub-Adviser because of, among other things, differences in the type and content of information provided by each Sub-Adviser due to differences in business models, cost accounting methods, and profitability calculation methodologies among the Sub-Advisers. Accordingly, the Board considered profitability information provided by the Sub-Advisers in light of the nature of the relationships between Strategic Advisers and the Sub-Advisers with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered thatthe fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to the fund. The Board also took Strategic Advisers' management fee waiver into consideration.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed and the Amendments should be approved because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement and the approval of the Amendments do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on November 2, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
ROBERT A. LAWRENCE
Affirmative	204,250,982,594.51	96.530
Withheld	7,343,512,146.85	3.470
TOTAL	211,594,494,741.36	100.000
CHARLES S. MORRISON
Affirmative	204,349,460,488.43	96.576
Withheld	7,245,034,252.93	3.424
TOTAL	211,594,494,741.36	100.000
PETER C. ALDRICH
Affirmative	203,499,803,652.67	96.175
Withheld	8,094,691,088.69	3.825
TOTAL	211,594,494,741.36	100.000
MARY C. FARRELL
Affirmative	204,011,925,737.22	96.417
Withheld	7,582,569,004.14	3.583
TOTAL	211,594,494,741.36	100.00
KAREN KAPLAN
Affirmative	204,297,547,550.53	96.552
Withheld	7,296,947,190.83	3.448
TOTAL	211,594,494,741.36	100.000
CHRISTINE MARCKS
Affirmative	204,700,871,317.72	96.743
Withheld	6,893,623,423.64	3.257
TOTAL	211,594,494,741.36	100.000
HEIDI L. STEIGER
Affirmative	204,406,589,957.28	96.603
Withheld	7,187,904,784.08	3.397
TOTAL	211,594,494,741.36	100.000

PROPOSAL 2

To approve the conversion of a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	14,149,296,393.10	85.051
Against	1,156,233,488.28	6.950
Abstain	1,330,876,987.71	7.999
Broker Non-Vote	0.00	0.000
TOTAL	16,636,406,869.09	100.000

PROPOSAL 5

To approve a sub-subadvisory agreement between FIAM LLC (FIAM) and FMR Investment Management (UK) Limited (FMR UK).

	# of Votes	% of Votes
Affirmative	14,838,147,939.03	89.191
Against	730,994,444.62	4.394
Abstain	1,067,264,485.44	6.415
Broker Non-Vote	0.00	0.000
TOTAL	16,636,406,869.09	100.000

PROPOSAL 6

To approve a sub-subadvisory agreement between FIAM and Fidelity Management & Research (Hong Kong) Limited (FMR H.K.).

	# of Votes	% of Votes
Affirmative	14,650,859,154.23	88.066
Against	928,816,175.50	5.583
Abstain	1,056,731,539.36	6.351
Broker Non-Vote	0.00	0.000
TOTAL	16,636,406,869.09	100.000

PROPOSAL 7

To approve a sub-subadvisory agreement between FIAM and Fidelity Management & Research (Japan) Limited (FMR Japan).

	# of Votes	% of Votes
Affirmative	14,849,451,183.95	89.259
Against	723,883,226.50	4.351
Abstain	1,063,072,458.64	6.390
Broker Non-Vote	0.00	0.000
TOTAL	16,636,406,869.09	100.000
Proposal 1 reflects trust wide proposal and voting results.

SIT-ANN-0421
1.912865.110

Strategic Advisers® Fidelity® International Fund

Offered exclusively to certain clients of Strategic Advisers LLC - not available for sale to the general public

Annual Report

February 28, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Fidelity® International Fund	25.35%	10.82%	6.24%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Fidelity® International Fund on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$18,310	Strategic Advisers® Fidelity® International Fund
$16,634	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 26.37% for the 12 months ending February 28, 2021, a volatile and unpredictable period that will be remembered by most investors for the impact of the coronavirus pandemic. The early-2020 outbreak and spread of COVID-19 resulted in non-U.S. stocks suffering one of the quickest declines on record, through late March, followed by a historic rebound. The crisis and containment efforts caused broad contraction in global economic activity, along with dislocation in financial markets. Rapid and expansive monetary/fiscal-policy responses partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings and the potential for a COVID-19 vaccine breakthrough. The rally slowed in early September (-2.45%), when stocks began a two-month retreat. November (+13.46%) was a much different story, however, as investors digested election results in the U.S. The momentum continued in the final three months of the period (+7.75%), driven by regulatory approvals and the distribution of COVID-19 vaccines. For the full year, emerging markets (+37%) was the top region, followed by Japan (+29%) and Europe ex U.K. (+25%). Conversely, the U.K. (+9%), Canada (+20%) and Asia Pacific ex Japan (+21%) lagged. By sector, information technology (+63%) led, while materials (+49%) and consumer discretionary (+43%) also stood out. In contrast, real estate (+2%), energy (+4%) and utilities (+7%) notably underperformed.

Comments from Portfolio Manager Wilfred Chilangwa:  For the fiscal year ending February 28, 2021, the Fund advanced 25.35%, outpacing the 22.68% increase in the benchmark MSCI EAFE Index. Until the fourth quarter of 2020, growth stocks and strategies continued to outperform value-oriented approaches in international developed markets. At that point, market leadership began to rotate toward value and small-cap stocks. Within the portfolio, Fidelity® International Discovery Fund (+35%) topped the MSCI EAFE by a sizable margin and was the top contributor to relative performance. The portfolio manager of this fund looks for companies with strong three- to five-year earnings prospects, responsible management teams, conservative balance sheets and large potential markets. This period, his strategy yielded strong investment choices in the financials and health care sectors. Beneficial positioning in information technology, as well as the Europe ex U.K. and Pacific ex Japan regions also helped. Fidelity® International Capital Appreciation Fund (+29%) also substantially contributed versus the benchmark. This fund seeks high-quality growth stocks benefiting from long-term ‘megatrends,’ as well as strong brands, high barriers to entry and ‘best in class’ management teams. Favorable overall positioning within financials, technology and energy drove its strong performance. Regionally, this manager did the best work in Europe ex U.K, the U.S. and emerging markets. On the downside, Fidelity® SAI International Low Volatility Index Fund (+5%) was the primary relative detractor. This fund maintains equity exposure across a range of benchmark sectors that have exhibited relatively low volatility. Greater-than-benchmark allocations in more defensive sectors, such as consumer staples and utilities, hampered its performance in the risk-driven, market environment from March on. Looking ahead, I plan to gradually increase the fund’s allocations to managers that I believe are positioned to benefit from the global economic recovery – particularly those emphasizing value stocks and/or those with significant small-cap exposure.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2021

(excluding cash equivalents)

% of fund's net assets
Fidelity SAI International Value Index Fund	19.3
Fidelity International Discovery Fund	12.3
Fidelity Overseas Fund	11.1
Fidelity Diversified International Fund	11.1
Fidelity International Capital Appreciation Fund	9.5
Fidelity SAI International Low Volatility Index Fund	6.5
Fidelity Advisor Japan Fund Class I	2.7
iShares MSCI EAFE Small-Cap ETF	2.2
Fidelity SAI International Index Fund	1.6
Fidelity International Value Fund	1.4
77.7

Asset Allocation (% of fund's net assets)

As of February 28, 2021
Common Stocks	11.7%
Preferred Stocks	0.1%
Foreign Large Blend Funds	9.4%
Foreign Large Growth Funds	44.6%
Foreign Large Value Funds	20.7%
Foreign Small Mid Growth Funds	0.6%
Foreign Small Mid Blend Funds	2.2%
Other	4.2%
Sector Funds	0.6%
Short-Term Investments and Net Other Assets (Liabilities)	5.9%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date.

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Common Stocks - 11.7%
	Shares	Value
COMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.3%
Cellnex Telecom SA (a)	268,408	$14,589,338
Deutsche Telekom AG	931,980	16,953,116
Elisa Corp. (A Shares)	72,274	4,303,428
HKT Trust/HKT Ltd. unit	6,303,000	8,564,952
		44,410,834
Interactive Media & Services - 0.0%
Z Holdings Corp.	889,200	5,428,821
Media - 0.1%
Informa PLC (b)	503,126	3,860,861
Schibsted ASA (A Shares)	184,391	7,458,068
		11,318,929
Wireless Telecommunication Services - 0.2%
SoftBank Group Corp.	243,100	22,688,401
Vodafone Group PLC	6,228,820	10,662,759
		33,351,160

TOTAL COMMUNICATION SERVICES		94,509,744

CONSUMER DISCRETIONARY - 1.5%
Auto Components - 0.0%
DENSO Corp.	69,300	4,186,722
Automobiles - 0.4%
Daimler AG (Germany)	167,245	13,368,551
Ferrari NV	22,652	4,413,919
Isuzu Motors Ltd.	1,292,800	13,605,865
Suzuki Motor Corp.	86,700	3,781,859
Toyota Motor Corp.	350,400	25,892,380
		61,062,574
Hotels, Restaurants & Leisure - 0.2%
Aristocrat Leisure Ltd.	322,217	7,527,151
Compass Group PLC	350,737	7,122,402
Sands China Ltd.	3,060,400	14,424,083
		29,073,636
Household Durables - 0.2%
Panasonic Corp.	425,600	5,502,216
Sony Corp.	292,300	30,867,226
Vistry Group PLC	281,578	3,303,119
		39,672,561
Internet & Direct Marketing Retail - 0.2%
Delivery Hero AG (a)(b)	58,258	7,429,779
HelloFresh AG (b)	42,717	3,324,343
Ocado Group PLC (b)	136,706	4,190,094
THG PLC	675,452	6,662,561
ZOZO, Inc.	214,300	6,694,676
		28,301,453
Leisure Products - 0.0%
Bandai Namco Holdings, Inc.	50,500	3,862,860
Multiline Retail - 0.1%
B&M European Value Retail SA	1,190,652	9,063,773
Ryohin Keikaku Co. Ltd.	118,500	2,665,819
		11,729,592
Specialty Retail - 0.1%
Fast Retailing Co. Ltd.	12,300	12,195,185
JD Sports Fashion PLC (b)	280,240	3,242,134
		15,437,319
Textiles, Apparel & Luxury Goods - 0.3%
adidas AG	28,064	9,782,333
Hermes International SCA	7,554	8,414,302
LVMH Moet Hennessy Louis Vuitton SE	50,954	32,285,420
Moncler SpA	81,056	5,017,043
		55,499,098

TOTAL CONSUMER DISCRETIONARY		248,825,815

CONSUMER STAPLES - 1.1%
Beverages - 0.4%
Anheuser-Busch InBev SA NV	93,224	5,364,448
Asahi Group Holdings	230,100	10,045,502
Diageo PLC	434,104	17,009,823
Heineken NV (Bearer)	97,864	9,646,957
Pernod Ricard SA	77,720	14,755,192
Treasury Wine Estates Ltd.	1,019,953	8,554,351
		65,376,273
Food & Staples Retailing - 0.2%
Seven & i Holdings Co. Ltd.	314,200	11,975,514
Tesco PLC	4,053,920	12,741,920
Tsuruha Holdings, Inc.	51,000	6,559,501
Zur Rose Group AG (b)	16,356	7,713,653
		38,990,588
Food Products - 0.3%
Nestle SA (Reg. S)	401,202	41,872,924
Household Products - 0.0%
Reckitt Benckiser Group PLC	87,048	7,301,673
Personal Products - 0.1%
Kao Corp.	109,300	7,353,594
Shiseido Co. Ltd.	93,400	6,981,841
		14,335,435
Tobacco - 0.1%
Swedish Match Co. AB	161,166	11,589,431

TOTAL CONSUMER STAPLES		179,466,324

ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Idemitsu Kosan Co. Ltd.	445,500	11,718,104
Neste Oyj	119,017	7,820,454
Royal Dutch Shell PLC:
Class A rights (b)(c)	1,378,604	229,731
Class A (United Kingdom)	1,378,604	28,198,638
Total SA	405,578	18,912,152
		66,879,079
FINANCIALS - 2.2%
Banks - 1.1%
Bankinter SA	1,233,925	8,176,447
BNP Paribas SA	264,261	15,709,631
Commonwealth Bank of Australia	295,260	18,529,437
Erste Group Bank AG	214,656	7,067,924
Intesa Sanpaolo SpA	5,825,585	14,977,763
KBC Groep NV	237,287	17,069,124
Lloyds Banking Group PLC	15,135,940	8,247,170
National Australia Bank Ltd.	1,135,948	21,536,720
Societe Generale Series A	308,220	7,627,324
Standard Chartered PLC (United Kingdom)	1,603,789	10,325,157
Sumitomo Mitsui Financial Group, Inc.	683,900	24,145,375
Swedbank AB (A Shares)	323,558	5,671,912
United Overseas Bank Ltd.	853,603	15,799,402
		174,883,386
Capital Markets - 0.2%
Amundi SA (a)	74,968	5,698,516
EQT AB	143,480	4,001,651
London Stock Exchange Group PLC	64,446	8,660,173
Nordnet AB	289,700	5,220,083
UBS Group AG	860,983	13,345,639
		36,926,062
Diversified Financial Services - 0.2%
Investor AB (B Shares)	113,087	8,367,787
M&G PLC	2,292,196	5,872,823
ORIX Corp.	1,125,000	19,012,970
		33,253,580
Insurance - 0.7%
AIA Group Ltd.	2,437,800	30,744,144
AXA SA	276,991	6,965,839
Direct Line Insurance Group PLC	964,133	4,306,396
Hiscox Ltd. (b)	276,573	3,637,435
Legal & General Group PLC	2,108,354	7,616,571
NN Group NV	252,253	11,626,394
Prudential PLC	833,380	16,601,166
Talanx AG	178,767	7,432,723
Tokio Marine Holdings, Inc.	295,200	14,665,133
Zurich Insurance Group Ltd.	11,603	4,736,468
		108,332,269

TOTAL FINANCIALS		353,395,297

HEALTH CARE - 1.4%
Health Care Equipment & Supplies - 0.3%
GN Store Nord A/S	41,025	3,448,038
Hoya Corp.	156,200	17,730,850
Koninklijke Philips Electronics NV	120,401	6,573,540
Olympus Corp.	425,600	8,967,256
Siemens Healthineers AG (a)	115,482	6,385,714
		43,105,398
Health Care Providers & Services - 0.0%
UDG Healthcare PLC (United Kingdom)	300,812	3,233,289
Life Sciences Tools & Services - 0.2%
Eurofins Scientific SA (b)	86,001	7,641,218
Lonza Group AG	17,438	10,998,947
Sartorius Stedim Biotech	17,569	7,673,631
		26,313,796
Pharmaceuticals - 0.9%
Astellas Pharma, Inc.	441,500	6,980,636
AstraZeneca PLC (United Kingdom)	279,921	27,084,523
Daiichi Sankyo Kabushiki Kaisha	324,100	9,203,269
Merck KGaA	43,864	7,120,939
Novartis AG	152,214	13,109,649
Roche Holding AG (participation certificate)	138,783	45,529,014
Sanofi SA	306,481	28,125,978
UCB SA	140,918	14,016,829
		151,170,837

TOTAL HEALTH CARE		223,823,320

INDUSTRIALS - 1.9%
Aerospace & Defense - 0.1%
Airbus Group NV	97,822	11,364,437
BAE Systems PLC	1,023,683	6,929,374
		18,293,811
Air Freight & Logistics - 0.1%
Deutsche Post AG	315,015	15,646,039
Airlines - 0.0%
Ryanair Holdings PLC (b)	30,100	600,489
Ryanair Holdings PLC sponsored ADR (b)	56,390	6,063,053
		6,663,542
Building Products - 0.2%
ASSA ABLOY AB (B Shares)	199,430	5,002,663
Compagnie de St. Gobain (b)	136,215	7,325,145
Daikin Industries Ltd.	30,600	5,963,602
Kingspan Group PLC (Ireland)	44,654	3,246,106
Nibe Industrier AB (B Shares)	154,158	4,843,510
		26,381,026
Commercial Services & Supplies - 0.1%
Park24 Co. Ltd.	273,300	5,873,918
Rentokil Initial PLC	615,833	4,004,186
Securitas AB (B Shares)	536,188	8,220,080
		18,098,184
Construction & Engineering - 0.1%
Ferrovial SA	251,562	6,264,697
VINCI SA	123,230	12,815,907
		19,080,604
Electrical Equipment - 0.1%
Legrand SA	52,355	4,543,109
Vestas Wind Systems A/S	28,963	5,431,289
		9,974,398
Industrial Conglomerates - 0.2%
Siemens AG	156,662	24,245,210
Machinery - 0.3%
FANUC Corp.	61,700	15,419,258
Kawasaki Heavy Industries Ltd. (b)	377,400	8,552,702
Minebea Mitsumi, Inc.	155,100	3,840,346
SMC Corp.	5,500	3,245,462
Techtronic Industries Co. Ltd.	549,500	8,387,961
THK Co. Ltd.	235,900	7,601,825
Volvo AB (B Shares)	321,008	8,222,981
		55,270,535
Marine - 0.0%
A.P. Moller - Maersk A/S Series B	2,944	6,296,352
Professional Services - 0.3%
Experian PLC	255,882	8,122,673
Persol Holdings Co. Ltd.	320,600	6,337,110
Recruit Holdings Co. Ltd.	352,400	17,609,223
RELX PLC (London Stock Exchange)	173,834	4,098,990
SR Teleperformance SA	23,671	8,371,008
		44,539,004
Trading Companies & Distributors - 0.3%
Ferguson PLC	72,738	8,605,711
Itochu Corp.	544,600	16,266,123
Rexel SA	649,980	12,202,671
Seven Group Holdings Ltd.	496,322	8,283,302
		45,357,807
Transportation Infrastructure - 0.1%
Aena Sme SA (a)(b)	74,551	12,673,886
Auckland International Airport Ltd.	1,411,749	7,701,447
		20,375,333

TOTAL INDUSTRIALS		310,221,845

INFORMATION TECHNOLOGY - 1.0%
Communications Equipment - 0.0%
Ericsson (B Shares)	657,058	8,210,560
Electronic Equipment & Components - 0.3%
Hitachi Ltd.	395,900	18,259,999
Keyence Corp.	28,900	13,707,810
Murata Manufacturing Co. Ltd.	111,400	9,549,739
		41,517,548
IT Services - 0.3%
Afterpay Ltd. (b)	96,730	8,895,742
Amadeus IT Holding SA Class A (b)	117,966	8,236,064
Capgemini SA	85,457	13,728,849
Edenred SA	63,313	3,505,551
Fujitsu Ltd.	40,900	5,933,706
TIS, Inc.	131,700	2,735,436
Worldline SA (a)(b)	82,366	7,334,148
		50,369,496
Semiconductors & Semiconductor Equipment - 0.3%
ASML Holding NV (Netherlands)	46,551	26,400,045
Infineon Technologies AG	167,535	7,277,017
Lasertec Corp.	16,400	1,995,478
Renesas Electronics Corp. (b)	281,200	3,083,848
Tokyo Electron Ltd.	29,000	12,093,494
		50,849,882
Software - 0.1%
Dassault Systemes SA	31,820	6,599,657
NICE Systems Ltd. (b)	37,732	8,779,682
Oracle Corp. Japan	59,800	6,058,821
		21,438,160

TOTAL INFORMATION TECHNOLOGY		172,385,646

MATERIALS - 0.9%
Chemicals - 0.2%
Corbion NV	102,932	5,849,472
NOF Corp.	105,000	5,526,057
Shin-Etsu Chemical Co. Ltd.	86,300	14,144,072
Sika AG	42,176	11,136,894
		36,656,495
Construction Materials - 0.1%
CRH PLC	246,400	10,696,527
HeidelbergCement AG	180,128	14,230,993
		24,927,520
Metals & Mining - 0.4%
Anglo American PLC (United Kingdom)	419,135	16,189,705
ArcelorMittal SA (Netherlands) (b)	399,000	9,319,202
Fortescue Metals Group Ltd.	550,923	10,220,415
Rio Tinto PLC	265,250	22,988,405
		58,717,727
Paper & Forest Products - 0.2%
Mondi PLC	287,173	6,899,542
Stora Enso Oyj (R Shares)	556,534	10,962,010
UPM-Kymmene Corp.	235,907	8,994,421
		26,855,973

TOTAL MATERIALS		147,157,715

REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.1%
Big Yellow Group PLC	283,195	4,478,112
Link (REIT)	1,236,022	11,664,719
National Storage (REIT) unit	3,077,075	4,439,354
		20,582,185
Real Estate Management & Development - 0.2%
Grainger Trust PLC	972,199	3,640,809
LEG Immobilien AG	49,238	6,721,433
Mitsui Fudosan Co. Ltd.	226,000	5,139,834
Sino Land Ltd.	4,282,846	6,482,426
Vonovia SE	178,885	11,383,069
		33,367,571

TOTAL REAL ESTATE		53,949,756

UTILITIES - 0.4%
Electric Utilities - 0.3%
AusNet Services	5,175,514	6,590,705
Enel SpA	1,923,157	18,133,258
Energias de Portugal SA	1,144,513	6,553,809
Iberdrola SA	1,533,555	19,289,490
ORSTED A/S (a)	46,779	7,574,871
		58,142,133
Multi-Utilities - 0.1%
RWE AG	338,898	12,814,844

TOTAL UTILITIES		70,956,977

TOTAL COMMON STOCKS
(Cost $1,663,090,741)		1,921,571,518

Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Volkswagen AG
(Cost $10,297,364)	63,112	13,175,089

Equity Funds - 82.3%
Foreign Large Blend Funds - 9.4%
Fidelity Pacific Basin Fund (d)	4,884,671	220,347,501
Fidelity SAI International Index Fund (d)	19,448,510	256,720,329
Fidelity SAI International Low Volatility Index Fund (d)	100,269,969	1,065,869,771

TOTAL FOREIGN LARGE BLEND FUNDS		1,542,937,601

Foreign Large Growth Funds - 44.6%
Fidelity Advisor Overseas Fund Class I (d)	3,075,382	91,215,843
Fidelity Diversified International Fund (d)	38,662,478	1,828,735,209
Fidelity International Capital Appreciation Fund (d)	56,640,974	1,570,087,796
Fidelity International Discovery Fund (d)	37,231,406	2,016,080,656
Fidelity Overseas Fund (d)	31,061,302	1,834,480,517

TOTAL FOREIGN LARGE GROWTH FUNDS		7,340,600,021

Foreign Large Value Funds - 20.7%
Fidelity International Value Fund (d)	25,377,058	222,303,028
Fidelity SAI International Value Index Fund (d)	339,485,508	3,180,979,210

TOTAL FOREIGN LARGE VALUE FUNDS		3,403,282,238

Foreign Small Mid Blend Funds - 2.2%
iShares MSCI EAFE Small-Cap ETF	5,213,999	366,022,730
Foreign Small Mid Growth Funds - 0.6%
Fidelity International Small Cap Opportunities Fund (d)	4,143,334	98,652,775
Sector Funds - 0.6%
Fidelity Advisor International Real Estate Fund Class I (d)	7,943,766	106,764,209
Other - 4.2%
Fidelity Advisor Japan Fund Class I (d)	21,854,346	435,775,664
Fidelity Japan Smaller Companies Fund (d)	2,649,961	45,605,825
iShares MSCI Japan ETF	917,956	62,622,958
JPMorgan BetaBuilders Japan ETF (e)	4,905,715	138,880,792

TOTAL OTHER		682,885,239

TOTAL EQUITY FUNDS
(Cost $10,937,145,759)		13,541,144,813

Other - 0.0%
Commodity Funds - Broad Basket - 0.0%
Fidelity SAI Inflation-Focused Fund (d)
(Cost $6,768,588)	858,825	9,687,545

U.S. Treasury Obligations - 0.5%
U.S. Treasury Bills, yield at date of purchase 0.03% to 0.09% 3/4/21 to 5/20/21 (f)
(Cost $78,375,808)	78,380,000	78,377,034

Money Market Funds - 5.3%
Fidelity Securities Lending Cash Central Fund 0.08% (g)(h)	896,710	896,800
State Street Institutional U.S. Government Money Market Fund Premier Class .03% (i)	870,473,726	870,473,726
TOTAL MONEY MARKET FUNDS
(Cost $871,370,526)		871,370,526
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $13,567,048,786)		16,435,326,525
NET OTHER ASSETS (LIABILITIES) - 0.1%		14,913,436
NET ASSETS - 100%		$16,450,239,961

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME Nikkei 225 Index Contracts (United States)	250	March 2021	$36,606,250	$3,573,985	$3,573,985
ICE E-mini MSCI EAFE Index Contracts (United States)	7,552	March 2021	817,126,400	(11,710,555)	(11,710,555)
TOTAL FUTURES CONTRACTS					$(8,136,570)

The notional amount of futures purchased as a percentage of Net Assets is 5.2%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $789,124,310.

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $61,686,252 or 0.4% of net assets.

 (b) Non-income producing

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Affiliated Fund

 (e) Security or a portion of the security is on loan at period end.

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $55,312,177.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

 (i) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$204,232
Total	$204,232

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Advisor International Real Estate Fund Class I	$90,819,267	$6,156,617	$--	$1,929,916	$--	$9,788,325	$106,764,209
Fidelity Advisor Japan Fund Class I	261,585,312	64,051,049	--	8,208,575	--	110,139,303	435,775,664
Fidelity Advisor Overseas Fund Class I	73,378,625	--	--	--	--	17,837,218	91,215,843
Fidelity Diversified International Fund	1,328,945,986	128,926,538	--	17,722,616	--	370,862,685	1,828,735,209
Fidelity International Capital Appreciation Fund	1,155,854,840	80,473,613	--	19,843,413	--	333,759,343	1,570,087,796
Fidelity International Discovery Fund	1,306,698,955	272,359,424	--	70,389,174	--	437,022,277	2,016,080,656
Fidelity International Small Cap Opportunities Fund	74,242,760	2,000,000	--	--	--	22,410,015	98,652,775
Fidelity International Value Fund	186,775,146	--	--	3,730,428	--	35,527,882	222,303,028
Fidelity Japan Smaller Companies Fund	38,462,431	737,957	--	737,957	--	6,405,437	45,605,825
Fidelity Overseas Fund	1,352,562,045	135,646,885	--	9,669,661	--	346,271,587	1,834,480,517
Fidelity Pacific Basin Fund	156,211,773	--	--	9,529,993	--	64,135,728	220,347,501
Fidelity SAI Inflation-Focused Fund	--	6,768,588	--	268,588	--	2,918,957	9,687,545
Fidelity SAI International Index Fund	--	184,768,912	--	4,768,912	--	71,951,417	256,720,329
Fidelity SAI International Low Volatility Index Fund	783,215,335	239,778,652	--	14,148,453	--	42,875,784	1,065,869,771
Fidelity SAI International Value Index Fund	1,044,676,873	1,712,297,295	--	43,691,608	--	424,005,042	3,180,979,210
Total	$7,853,429,348	$2,833,965,530	$--	$204,639,294	$--	$2,295,911,000	$12,983,305,878

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$94,509,744	$38,776,647	$55,733,097	$--
Consumer Discretionary	262,000,904	108,274,686	153,726,218	--
Consumer Staples	179,466,324	75,828,908	103,637,416	--
Energy	66,879,079	7,820,454	59,058,625	--
Financials	353,395,297	200,315,111	153,080,186	--
Health Care	223,823,320	94,335,031	129,488,289	--
Industrials	310,221,845	130,185,302	180,036,543	--
Information Technology	172,385,646	83,702,039	88,683,607	--
Materials	147,157,715	99,328,711	47,829,004	--
Real Estate	53,949,756	48,809,922	5,139,834	--
Utilities	70,956,977	52,823,719	18,133,258	--
Equity Funds	13,541,144,813	13,541,144,813	--	--
Other	9,687,545	9,687,545	--	--
Other Short-Term Investments	78,377,034	--	78,377,034	--
Money Market Funds	871,370,526	871,370,526	--	--
Total Investments in Securities:	$16,435,326,525	$15,362,403,414	$1,072,923,111	$--
Derivative Instruments:
Assets
Futures Contracts	$3,573,985	$3,573,985	$--	$--
Total Assets	$3,573,985	$3,573,985	$--	$--
Liabilities
Futures Contracts	$(11,710,555)	$(11,710,555)	$--	$--
Total Liabilities	$(11,710,555)	$(11,710,555)	$--	$--
Total Derivative Instruments:	$(8,136,570)	$(8,136,570)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$3,573,985	$(11,710,555)
Total Equity Risk	3,573,985	(11,710,555)
Total Value of Derivatives	$3,573,985	$(11,710,555)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value (including securities loaned of $860,624) — See accompanying schedule: Unaffiliated issuers (cost $3,128,223,153)	$3,451,123,847
Fidelity Central Funds (cost $896,800)	896,800
Other affiliated issuers (cost $10,437,928,833)	12,983,305,878
Total Investment in Securities (cost $13,567,048,786)		$16,435,326,525
Foreign currency held at value (cost $599)		596
Receivable for investments sold		8,499,303
Receivable for fund shares sold		31,156,444
Dividends receivable		3,765,311
Interest receivable		30,967
Distributions receivable from Fidelity Central Funds		30,101
Other receivables		48,222
Total assets		16,478,857,469
Liabilities
Payable for investments purchased
Regular delivery	$9,723,128
Delayed delivery	229,731
Payable for fund shares redeemed	5,365,152
Accrued management fee	375,963
Payable for daily variation margin on futures contracts	11,479,686
Other payables and accrued expenses	547,048
Collateral on securities loaned	896,800
Total liabilities		28,617,508
Net Assets		$16,450,239,961
Net Assets consist of:
Paid in capital		$13,285,020,621
Total accumulated earnings (loss)		3,165,219,340
Net Assets		$16,450,239,961
Net Asset Value, offering price and redemption price per share ($16,450,239,961 ÷ 1,352,390,343 shares)		$12.16

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends:
Unaffiliated issuers		$27,691,560
Affiliated issuers		87,925,270
Non-Cash dividends		1,781,791
Interest		766,279
Income from Fidelity Central Funds (including $204,232 from security lending)		204,232
Income before foreign taxes withheld		118,369,132
Less foreign taxes withheld		(1,834,737)
Total income		116,534,395
Expenses
Management fee	$33,061,226
Custodian fees and expenses	90,416
Independent trustees' fees and expenses	117,562
Registration fees	944,621
Audit	76,262
Legal	32,094
Miscellaneous	100,613
Total expenses before reductions	34,422,794
Expense reductions	(30,692,027)
Total expenses after reductions		3,730,767
Net investment income (loss)		112,803,628
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	15,234,844
Fidelity Central Funds	(201)
Foreign currency transactions	(1,136,019)
Futures contracts	187,758,637
Capital gain distributions from underlying funds:
Affiliated issuers	116,714,024
Total net realized gain (loss)		318,571,285
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	292,113,982
Affiliated issuers	2,295,911,000
Assets and liabilities in foreign currencies	121,907
Futures contracts	21,666,507
Total change in net unrealized appreciation (depreciation)		2,609,813,396
Net gain (loss)		2,928,384,681
Net increase (decrease) in net assets resulting from operations		$3,041,188,309

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$112,803,628	$155,774,239
Net realized gain (loss)	318,571,285	144,176,314
Change in net unrealized appreciation (depreciation)	2,609,813,396	296,182
Net increase (decrease) in net assets resulting from operations	3,041,188,309	300,246,735
Distributions to shareholders	(176,688,495)	(258,375,345)
Share transactions
Proceeds from sales of shares	7,273,826,049	3,774,008,211
Reinvestment of distributions	170,192,601	247,402,033
Cost of shares redeemed	(2,634,283,129)	(1,629,645,592)
Net increase (decrease) in net assets resulting from share transactions	4,809,735,521	2,391,764,652
Total increase (decrease) in net assets	7,674,235,335	2,433,636,042
Net Assets
Beginning of period	8,776,004,626	6,342,368,584
End of period	$16,450,239,961	$8,776,004,626
Other Information
Shares
Sold	691,055,376	370,690,605
Issued in reinvestment of distributions	15,779,119	23,664,443
Redeemed	(246,537,198)	(158,648,235)
Net increase (decrease)	460,297,297	235,706,813

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Fidelity International Fund

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$9.84	$9.66	$10.69	$8.94	$8.19
Income from Investment Operations
Net investment income (loss)B	.10	.20	.16	.12	.14
Net realized and unrealized gain (loss)	2.37	.31	(.85)	1.85	.76
Total from investment operations	2.47	.51	(.69)	1.97	.90
Distributions from net investment income	(.08)	(.19)	(.15)	(.11)	(.13)
Distributions from net realized gain	(.07)	(.14)	(.20)	(.11)	(.02)
Total distributions	(.15)	(.33)	(.34)C	(.22)	(.15)
Net asset value, end of period	$12.16	$9.84	$9.66	$10.69	$8.94
Total ReturnD	25.35%	5.10%	(6.41)%	22.01%	11.11%
Ratios to Average Net AssetsE,F
Expenses before reductions	.28%	.29%	.35%	.38%	.39%
Expenses net of fee waivers, if any	.03%	.04%	.10%	.13%	.14%
Expenses net of all reductions	.03%	.04%	.09%	.13%	.14%
Net investment income (loss)	.93%	1.97%	1.65%	1.16%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$16,450,240	$8,776,005	$6,342,369	$4,740,524	$3,593,237
Portfolio turnover rateG	6%	6%	9%	13%	14%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2021

1. Organization.

Strategic Advisers Fidelity International Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Fidelity International Fund	$48,221

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred Trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,936,943,388
Gross unrealized depreciation	(89,926,953)
Net unrealized appreciation (depreciation)	$2,847,016,435
Tax Cost	$13,588,310,090

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$83,598,409
Undistributed long-term capital gain	$234,547,722
Net unrealized appreciation (depreciation) on securities and other investments	$2,847,121,428

The tax character of distributions paid was as follows:

	February 28, 2021	February 29, 2020
Ordinary Income	$107,044,897	$ 169,053,723
Long-term Capital Gains	69,643,598	89,321,622
Total	$176,688,495	$ 258,375,345

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Fidelity International Fund	5,116,307,088	728,509,294

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .27% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser) served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

FIL Investment Advisors and Geode Capital Management, LLC have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Fidelity International Fund	11,203,337	3,897,369

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $375,480.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by FMR. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Amount
Strategic Advisers Fidelity International Fund	$24,483

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2023. During the period, this waiver reduced the Fund's management fee by $ 30,572,027.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $119,497 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $503.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets.

At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following Underlying Funds:

Fidelity Advisor Overseas Fund	19%
Fidelity Diversified International Fund	13%
Fidelity International Capital Appreciation Fund	29%
Fidelity International Discovery Fund	19%
Fidelity International Real Estate Fund	13%
Fidelity International Value Fund	41%
Fidelity Japan Fund	50%
Fidelity Overseas Fund	22%
Fidelity Pacific Basin Fund	17%
Fidelity SAI International Low Volatility Index Fund	21%
Fidelity SAI International Value Index Fund	86%

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Fidelity International Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Fidelity International Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the five years in the period ended February 28, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 14, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 12 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

Charles S. Morrison (1960)

Year of Election or Appointment: 2020

Trustee

Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the U.S. Core Property Fund (and, previously, other funds) of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research, the Board of Trustees of the Museum of Fine Arts Boston and the Board of Overseers of the Massachusetts Eye and Ear Infirmary.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2018-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Christine Marcks (1955)

Year of Election or Appointment: 2020

Trustee

Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President – Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-present), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-present), a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit), and member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-present) (technology company). Previously, Ms. Steiger served as a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ralph F. Cox (1932)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as Trustee of other funds (2006-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Christina H. Lee (1975)

Year of Election or Appointment: 2020

Secretary and Chief Legal Officer

Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2020

Assistant Secretary

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2020

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2020 to February 28, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During Period-B September 1, 2020 to February 28, 2021
Strategic Advisers Fidelity International Fund	.04%
Actual		$1,000.00	$1,137.80	$.21
Hypothetical-C		$1,000.00	$1,024.60	$.20

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Fidelity International Fund voted to pay on April 12, 2021, to shareholders of record at the opening of business on April 9, 2021, a distribution of $0.219 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.008 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2021, $249,930,334, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 1% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 96% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% of the dividends distributed during the fiscal year as a section 199A dividend.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.0933 and $0.0126 for the dividend paid December 31, 2020.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Fidelity International Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at a meeting on the renewal of the management contract with Strategic Advisers LLC (Strategic Advisers) and the sub-advisory agreements with FIAM LLC, FIL Investment Advisors, and Geode Capital Management, LLC (each a Sub-Adviser and collectively, the Sub-Advisers) (collectively, the Sub-Advisory Agreements), and the sub-sub-advisory agreement with FIL Investment Advisors (UK) Limited (the Sub-Sub-Advisory Agreement and, together with the management contract and the Sub-Advisory Agreements, the Advisory Contracts) for the fund. Strategic Advisers and the Sub-Advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2020 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination to renew the fund's Advisory Contracts, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services provided by and the profits, if any, realized by Strategic Advisers from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategies for the funds; (ii) identifying and recommending sub-advisers for the funds; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to the portion of fund assets allocated to the sub-adviser; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each Sub-Adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each Sub-Adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the Sub-Adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each Sub-Adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process. The Board also considered the Investment Advisers' investments in business continuity planning, and their success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and its affiliates under the management contract and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

The Board considered discussions that occur at Board meetings throughout the year with representatives of Strategic Advisers about fund investment performance and the performance of each Sub-Adviser as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with representatives of Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2019, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Fidelity International Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the first quartile for the one-, three-, and five-year periods ended December 31, 2019. The Board also noted that the fund had out-performed 88%, 93%, and 86% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2019. The Board also noted that the investment performance of the fund was higher than its benchmark for the one-, three-, and five-year periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the management fee waiver and considered the fund's contractual maximum aggregate annual management fee rate. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Strategic Advisers Fidelity International Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2019.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2019.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each Sub-Adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and the expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of the Sub-Advisers' respective relationships with the fund and the potential fall-out benefits, if any, that may accrue to the Sub-Advisers as a result of their respective relationships with the fund. The Board considered profitability information provided by the Sub-Advisers in light of the nature of the relationships between Strategic Advisers and the Sub-Advisers with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that certain of the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to the fund. The Board also took Strategic Advisers' management fee waiver into consideration.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on November 2, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
ROBERT A. LAWRENCE
Affirmative	204,250,982,594.51	96.530
Withheld	7,343,512,146.85	3.470
TOTAL	211,594,494,741.36	100.000
CHARLES S. MORRISON
Affirmative	204,349,460,488.43	96.576
Withheld	7,245,034,252.93	3.424
TOTAL	211,594,494,741.36	100.000
PETER C. ALDRICH
Affirmative	203,499,803,652.67	96.175
Withheld	8,094,691,088.69	3.825
TOTAL	211,594,494,741.36	100.000
MARY C. FARRELL
Affirmative	204,011,925,737.22	96.417
Withheld	7,582,569,004.14	3.583
TOTAL	211,594,494,741.36	100.00
KAREN KAPLAN
Affirmative	204,297,547,550.53	96.552
Withheld	7,296,947,190.83	3.448
TOTAL	211,594,494,741.36	100.000
CHRISTINE MARCKS
Affirmative	204,700,871,317.72	96.743
Withheld	6,893,623,423.64	3.257
TOTAL	211,594,494,741.36	100.000
HEIDI L. STEIGER
Affirmative	204,406,589,957.28	96.603
Withheld	7,187,904,784.08	3.397
TOTAL	211,594,494,741.36	100.000

PROPOSAL 2

To approve the conversion of a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	9,922,049,091.49	83.787
Against	907,529,653.63	7.664
Abstain	1,012,474,643.31	8.549
Broker Non-Vote	0.00	0.000
TOTAL	11,842,053,388.63	100.000

PROPOSAL 5

To approve a sub-subadvisory agreement between FIAM LLC (FIAM) and FMR Investment Management (UK) Limited (FMR UK).

	# of Votes	% of Votes
Affirmative	10,584,118,320.53	89.378
Against	578,088,272.86	4.882
Abstain	679,846,795.24	5.740
Broker Non-Vote	0.00	0.000
TOTAL	11,842,053,388.63	100.000

PROPOSAL 6

To approve a sub-subadvisory agreement between FIAM and Fidelity Management & Research (Hong Kong) Limited (FMR H.K.).

	# of Votes	% of Votes
Affirmative	10,373,540,323,96	87.600
Against	779,088,175.07	6.579
Abstain	689,424,889.60	5.821
Broker Non-Vote	0.00	0.000
TOTAL	11,842,053,388.63	100.000

PROPOSAL 7

To approve a sub-subadvisory agreement between FIAM and Fidelity Management & Research (Japan) Limited (FMR Japan).

	# of Votes	% of Votes
Affirmative	10,491,100,175.53	88.592
Against	628,423,297.52	5.307
Abstain	722,529,815.58	6.101
Broker Non-Vote	0.00	0.000
TOTAL	11,842,053,388.63	100.000
Proposal 1 reflects trust wide proposal and voting results.

SIL-ANN-0421
1.912839.110

Strategic Advisers® Core Income Fund

Offered exclusively to certain clients of Strategic Advisers LLC - not available for sale to the general public

Annual Report

February 28, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Core Income Fund	3.59%	4.76%	4.12%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Income Fund on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$14,970	Strategic Advisers® Core Income Fund
$14,210	Bloomberg Barclays U.S. Aggregate Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted only a small gain for the 12 months ending February 28, 2021, hampered by rising long-term market rates amid faster economic expansion. The Bloomberg Barclays U.S. Aggregate Bond Index added 1.38% for the period. Spreads for corporate bonds widened and yields rose in March 2020 due to robust investor demand for relatively safer assets – especially U.S. Treasury bonds – as the outbreak and spread of COVID-19 threatened global economic growth and corporate earnings, leading to pockets of market illiquidity. Aggressive intervention by the U.S. Federal Reserve boosted liquidity and led to a broad rally for fixed-income assets from April through July. Spreads widened moderately in August and September, amid healthy issuance of new corporate bonds, then narrowed through period end. In February 2021, yields rose because a $1.9 trillion COVID-relief bill offered hopes for a broad economic recovery but led to rising inflation expectations. Within the Bloomberg Barclays index, corporate bonds gained 2.79% for the 12 months, topping the -0.13% return of U.S. Treasuries. Securitized sectors, meanwhile, outpaced Treasuries and the broader market. Outside the index, U.S. corporate high-yield bonds gained 9.38% and Treasury Inflation-Protected Securities (TIPS) rose 5.85%.

Comments from Portfolio Manager Jonathan Duggan:  For the fiscal year ending February 28, 2021, the Fund gained 3.59%, handily outpacing the 1.38% increase in the benchmark Bloomberg Barclays U.S. Aggregate Bond Index. Early in the period, as part of my effort to increase exposure to lower-volatility bonds, I augmented the Fund's exposure to mortgage-backed securities (MBS). Then, following the COVID-19-driven market decline in March 2020, I sought to capitalize on newly attractive valuations by increasing the Fund's allocation to investment-grade (IG) corporate credit. These positioning adjustments helped the Fund outperform its benchmark the past 12 months. In terms of underlying managers, the Core Investment Grade Strategy from sub-adviser FIAM® (+5%) was the top relative contributor. An overweighted allocation to IG corporate bonds – particularly those with BBB credit ratings – along with favorable interest-rate positioning, helped this manager outperform. Fidelity® SAI Total Bond Fund (+4%) and PIMCO Total Return Fund (+3%) also added value versus the benchmark. Fidelity SAI Total Bond benefited from positions in longer-maturity IG corporate bonds, non-agency MBS and high-yield corporate credit. For PIMCO, greater-than-benchmark interest rate sensitivity aided its performance for most of the period, as did exposure to corporate credit. On the downside, the iShares® 20+ Year Treasury Bond exchange-traded fund (-7%) was the only detractor of note. However, I held U.S. Treasury positions for liquidity purposes and to help hedge the portfolio during periods of market volatility. In terms of notable positioning changes, in January, we hired TCW and PGIM as sub-advisers. They are running the same investment strategies offered in MetWest Total Return Bond Fund and PGIM Total Return Bond Fund, respectively, but at reduced management fees. Late in the period, credit spreads tightened back to levels that looked expensive and bond yields moved higher. In this environment, I plan to maintain a slight tilt to credit through our underlying managers and may increase the Fund’s allocation to assets that are more interest rate sensitive.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2021

(by issuer, excluding cash equivalents)	% of fund's net assets
PIMCO Total Return Fund Institutional Class	15.0
Fidelity SAI Total Bond Fund	15.0
Western Asset Core Plus Bond Fund Class I	7.9
U.S. Treasury Obligations	7.0
Western Asset Core Bond Fund Class I	5.3
DoubleLine Total Return Bond Fund Class N	3.2
Voya Intermediate Bond Fund Class I	3.2
PIMCO Mortgage Opportunities Fund Institutional Class	2.8
Prudential Total Return Bond Fund Class A	2.8
PIMCO Income Fund Institutional Class	2.6

Asset Allocation (% of fund's net assets)

As of February 28, 2021*,**
Corporate Bonds	10.8%
U.S. Government and U.S. Government Agency Obligations	12.4%
Asset-Backed Securities	1.8%
CMOs and Other Mortgage Related Securities	2.3%
Municipal Securities	0.2%
High Yield Fixed-Income Funds	0.5%
Intermediate-Term Bond Funds	65.2%
Long Government Bond Funds	2.1%
Other Investments	0.5%
Short-Term Investments and Net Other Assets (Liabilities)	3.1%
Intermediate Government Funds	1.1%

 * Futures and Swaps - 0.6%

 ** Written options - (0.3)%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Nonconvertible Bonds - 10.8%
		Principal Amount(a)	Value
COMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 0.4%
AT&T, Inc.:
2.55% 12/1/33 (b)		$2,798,000	$2,703,066
3.5% 6/1/41		4,880,000	4,903,254
3.5% 9/15/53 (b)		3,423,000	3,139,998
3.55% 9/15/55 (b)		990,000	908,959
3.65% 9/15/59 (b)		4,915,000	4,531,641
3.8% 12/1/57 (b)		26,383,000	25,082,839
4.3% 2/15/30		3,709,000	4,253,613
4.5% 5/15/35		1,980,000	2,280,272
4.5% 3/9/48		6,650,000	7,296,641
4.75% 5/15/46		49,080,000	56,484,582
4.9% 6/15/42		7,000,000	8,249,634
5.15% 11/15/46		10,160,000	12,371,939
6.2% 3/15/40		2,433,000	3,255,904
6.3% 1/15/38		2,523,000	3,373,086
C&W Senior Financing Designated Activity Co.:
6.875% 9/15/27 (b)		305,000	326,731
7.5% 10/15/26 (b)		710,000	750,690
Cablevision Lightpath LLC 3.875% 9/15/27 (b)		10,000	9,925
Frontier Communications Corp.:
5% 5/1/28 (b)		215,000	221,386
5.875% 10/15/27 (b)		95,000	101,650
Level 3 Financing, Inc.:
3.625% 1/15/29 (b)		135,000	132,821
3.875% 11/15/29 (b)		1,500,000	1,619,768
4.25% 7/1/28 (b)		1,520,000	1,541,447
4.625% 9/15/27 (b)		1,000,000	1,034,700
5.375% 5/1/25		400,000	410,400
Lumen Technologies, Inc.:
4.5% 1/15/29 (b)		705,000	704,119
5.125% 12/15/26 (b)		185,000	192,863
5.625% 4/1/25		175,000	187,460
6.875% 1/15/28		15,000	16,918
7.6% 9/15/39		1,464,000	1,761,133
7.65% 3/15/42		1,000,000	1,201,150
Qwest Corp. 7.25% 9/15/25		203,000	241,824
Sable International Finance Ltd. 5.75% 9/7/27 (b)		585,000	618,638
SFR Group SA:
5.125% 1/15/29 (b)		300,000	301,655
7.375% 5/1/26 (b)		510,000	532,032
8.125% 2/1/27 (b)		135,000	147,151
Sprint Capital Corp.:
6.875% 11/15/28		1,695,000	2,144,175
8.75% 3/15/32		555,000	825,840
Sprint Spectrum Co. LLC 3.36% 3/20/23 (b)		375,000	377,813
Telecom Italia SpA 5.303% 5/30/24 (b)		370,000	400,588
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (b)		400,000	423,000
Verizon Communications, Inc.:
2.65% 11/20/40		1,265,000	1,182,153
2.987% 10/30/56 (b)		1,660,000	1,496,053
3.15% 3/22/30		2,673,000	2,866,999
4.016% 12/3/29		1,346,000	1,542,733
4.272% 1/15/36		5,425,000	6,314,788
4.5% 8/10/33		945,000	1,127,035
4.522% 9/15/48		2,416,000	2,845,616
4.862% 8/21/46		490,000	604,528
5.012% 4/15/49		156,000	197,980
Virgin Media Finance PLC 5% 7/15/30 (b)		270,000	274,725
			173,513,915
Entertainment - 0.0%
Live Nation Entertainment, Inc. 3.75% 1/15/28 (b)		237,000	237,521
Netflix, Inc.:
4.375% 11/15/26		165,000	185,175
4.875% 4/15/28		145,000	164,871
4.875% 6/15/30 (b)		70,000	80,500
5.375% 11/15/29 (b)		120,000	141,774
5.875% 11/15/28		635,000	760,095
6.375% 5/15/29		55,000	68,338
The Walt Disney Co.:
3.6% 1/13/51		4,540,000	4,948,851
4.75% 9/15/44		1,430,000	1,822,793
			8,409,918
Media - 0.6%
Altice Financing SA:
5% 1/15/28 (b)		200,000	200,022
7.5% 5/15/26 (b)		300,000	313,158
Altice France Holding SA:
6% 2/15/28 (b)		105,000	102,769
8% 5/15/27 (Reg. S)	EUR	4,800,000	6,312,670
CCO Holdings LLC/CCO Holdings Capital Corp.:
4% 3/1/23 (b)		2,450,000	2,473,765
4.5% 8/15/30 (b)		180,000	186,390
4.5% 5/1/32 (b)		2,375,000	2,439,600
5.75% 2/15/26 (b)		1,650,000	1,705,358
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
3.7% 4/1/51		6,675,000	6,348,602
4.464% 7/23/22		11,002,000	11,512,250
4.908% 7/23/25		7,565,000	8,635,996
5.375% 4/1/38		450,000	538,621
5.375% 5/1/47		37,824,000	44,461,957
5.75% 4/1/48		14,203,000	17,509,675
6.384% 10/23/35		2,985,000	3,962,565
6.484% 10/23/45		1,295,000	1,735,928
Comcast Corp.:
3.4% 4/1/30		2,121,000	2,357,979
3.75% 4/1/40		370,000	417,643
3.999% 11/1/49		10,000	11,503
4.15% 10/15/28		1,450,000	1,686,525
4.6% 8/15/45		2,420,000	3,030,416
4.65% 7/15/42		4,121,000	5,157,894
COX Communications, Inc.:
3.15% 8/15/24 (b)		4,500,000	4,840,944
4.6% 8/15/47 (b)		2,125,000	2,570,041
CSC Holdings LLC:
3.375% 2/15/31 (b)		244,000	234,240
4.125% 12/1/30 (b)		215,000	215,860
4.625% 12/1/30 (b)		170,000	169,529
5.75% 1/15/30 (b)		1,000,000	1,067,200
Discovery Communications LLC:
3.625% 5/15/30		4,338,000	4,771,320
4% 9/15/55 (b)		1,375,000	1,408,321
4.65% 5/15/50		11,727,000	13,593,461
5.3% 5/15/49		4,320,000	5,380,919
DISH DBS Corp.:
5.875% 11/15/24		200,000	209,516
6.75% 6/1/21		1,500,000	1,516,875
7.75% 7/1/26		550,000	605,275
Fox Corp.:
4.709% 1/25/29		2,509,000	2,944,279
5.476% 1/25/39		2,474,000	3,176,490
5.576% 1/25/49		1,641,000	2,160,237
Gray Television, Inc. 4.75% 10/15/30 (b)		100,000	100,000
Radiate Holdco LLC/Radiate Financial Service Ltd. 4.5% 9/15/26 (b)		345,000	349,313
SES Global Americas Holdings GP 5.3% 3/25/44 (b)		2,000,000	2,267,718
Sirius XM Radio, Inc.:
4.125% 7/1/30 (b)		65,000	65,650
5.5% 7/1/29 (b)		1,000,000	1,082,200
Tegna, Inc. 4.75% 3/15/26 (b)		225,000	239,625
Time Warner Cable LLC:
4% 9/1/21		16,424,000	16,564,582
5.5% 9/1/41		2,591,000	3,171,226
5.875% 11/15/40		5,543,000	7,057,105
6.55% 5/1/37		8,522,000	11,595,718
7.3% 7/1/38		6,393,000	9,137,790
ViacomCBS, Inc.:
3.875% 4/1/24		1,380,000	1,501,651
4.2% 5/19/32		650,000	747,728
4.6% 1/15/45		3,065,000	3,536,486
5.85% 9/1/43		220,000	291,856
Virgin Media Secured Finance PLC:
4.5% 8/15/30 (b)		1,932,000	1,975,470
5.5% 8/15/26 (b)		300,000	312,338
5.5% 5/15/29 (b)		175,000	187,569
Ziggo BV:
4.875% 1/15/30 (b)(c)		115,000	120,031
5.5% 1/15/27 (b)		539,000	560,026
			226,829,875
Wireless Telecommunication Services - 0.2%
Digicel International Finance Ltd. / Digicel Holdings Bermuda Ltd.:
8% 12/31/26 (b)		1,550,000	1,478,398
8.75% 5/25/24 (b)		400,000	417,500
8.75% 5/25/24 (b)		300,000	314,156
Intelsat Jackson Holdings SA:
5.5% 8/1/23 (d)		2,500,000	1,587,500
9.75% 7/15/25 (b)(d)		5,500,000	3,523,300
Millicom International Cellular SA:
4.5% 4/27/31 (b)		200,000	214,000
5.125% 1/15/28 (b)		346,500	367,545
Rogers Communications, Inc. 3% 3/15/23		150,000	156,822
SoftBank Group Corp. 5.375% 7/30/22 (Reg. S)		200,000	208,500
Sprint Corp. 7.875% 9/15/23		5,977,000	6,900,745
Sprint Spectrum Co. LLC 5.152% 9/20/29 (b)		9,350,000	10,849,460
T-Mobile U.S.A., Inc.:
2.05% 2/15/28 (b)		1,125,000	1,114,166
2.25% 2/15/26		3,450,000	3,436,718
2.625% 2/15/29		275,000	269,156
3% 2/15/41 (b)		2,795,000	2,620,955
3.3% 2/15/51 (b)		3,575,000	3,311,487
3.5% 4/15/25 (b)		500,000	540,615
3.75% 4/15/27 (b)		9,110,000	10,034,847
3.875% 4/15/30 (b)		17,184,000	18,892,433
4.375% 4/15/40 (b)		200,000	225,200
4.5% 4/15/50 (b)		3,381,000	3,757,508
Vodafone Group PLC 4.25% 9/17/50		3,525,000	3,953,301
			74,174,312

TOTAL COMMUNICATION SERVICES			482,928,020

CONSUMER DISCRETIONARY - 0.5%
Auto Components - 0.0%
American Axle & Manufacturing, Inc. 6.25% 4/1/25		600,000	618,060
Dana, Inc. 5.625% 6/15/28		500,000	530,625
IHO Verwaltungs GmbH 3.75% 9/15/26 pay-in-kind(Reg. S) (e)	EUR	2,500,000	3,069,041
Real Hero Merger Sub 2 6.25% 2/1/29 (b)		30,000	30,900
			4,248,626
Automobiles - 0.1%
Ford Motor Co.:
4.75% 1/15/43		2,000,000	2,023,000
5.291% 12/8/46		825,000	871,406
9% 4/22/25		1,250,000	1,517,450
9.625% 4/22/30		500,000	707,350
General Motors Co.:
6.25% 10/2/43		4,495,000	6,041,076
6.6% 4/1/36		575,000	783,244
6.75% 4/1/46		1,600,000	2,225,823
General Motors Financial Co., Inc.:
3.45% 4/10/22		4,650,000	4,777,232
3.7% 5/9/23		11,800,000	12,500,429
4% 1/15/25		1,205,000	1,316,378
4.25% 5/15/23		1,875,000	2,011,703
4.375% 9/25/21		7,321,000	7,489,340
			42,264,431
Diversified Consumer Services - 0.0%
Adtalem Global Education, Inc. 5.5% 3/1/28 (b)(c)		1,400,000	1,393,420
California Institute of Technology 3.65% 9/1/19		535,000	565,906
ERAC U.S.A. Finance LLC 3.3% 12/1/26 (b)		4,865,000	5,352,866
Ingersoll-Rand Global Holding Co. Ltd. 4.25% 6/15/23		425,000	459,586
President and Fellows of Harvard College:
3.15% 7/15/46		190,000	208,408
3.3% 7/15/56		190,000	214,639
Service Corp. International 5.125% 6/1/29		270,000	291,770
Trustees of Boston University 4.061% 10/1/48		450,000	545,182
University of Pennsylvania Trustees:
2.396% 10/1/50		495,000	476,154
3.61% 2/15/2119		285,000	305,741
University of Southern California 3.841% 10/1/47		705,000	846,699
Yale University 2.402% 4/15/50		1,615,000	1,541,788
			12,202,159
Hotels, Restaurants & Leisure - 0.1%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
3.5% 2/15/29 (b)		1,660,000	1,626,800
4.25% 5/15/24 (b)		155,000	156,550
4.375% 1/15/28 (b)		280,000	284,200
5.75% 4/15/25 (b)		90,000	95,963
Aramark Services, Inc.:
4.75% 6/1/26		100,000	101,500
5% 2/1/28 (b)		1,990,000	2,039,750
Brinker International, Inc. 3.875% 5/15/23		500,000	501,250
Caesars Entertainment, Inc. 6.25% 7/1/25 (b)		380,000	402,323
Caesars Resort Collection LLC 5.25% 10/15/25 (b)		20,000	19,876
Carnival Corp.:
5.75% 3/1/27 (b)		650,000	659,750
7.625% 3/1/26 (b)		75,000	78,844
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32 (b)		325,000	320,073
3.75% 5/1/29 (b)		255,000	259,412
4% 5/1/31 (b)		970,000	983,338
5.375% 5/1/25 (b)		400,000	420,700
International Game Technology PLC 6.5% 2/15/25 (b)		800,000	884,000
Marriott International, Inc.:
3.125% 6/15/26		1,090,000	1,145,084
3.6% 4/15/24		660,000	705,806
McDonald's Corp. 4.7% 12/9/35		1,535,000	1,889,235
MGM Resorts International:
4.625% 9/1/26		500,000	524,375
6.75% 5/1/25		100,000	107,063
Royal Caribbean Cruises Ltd.:
9.125% 6/15/23 (b)		55,000	60,363
11.5% 6/1/25 (b)		160,000	187,400
Scientific Games Corp. 8.625% 7/1/25 (b)		500,000	538,440
Starbucks Corp. 1.3% 5/7/22		3,742,000	3,783,555
Wyndham Hotels & Resorts, Inc. 5.375% 4/15/26 (b)		200,000	204,500
Yum! Brands, Inc. 7.75% 4/1/25 (b)		330,000	362,109
			18,342,259
Household Durables - 0.2%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 4.875% 2/15/30 (b)		500,000	505,970
Century Communities, Inc. 6.75% 6/1/27		275,000	292,875
Lennar Corp.:
4.75% 11/29/27		9,350,000	10,822,625
5% 6/15/27		12,100,000	14,157,000
5.25% 6/1/26		2,920,000	3,398,004
Newell Brands, Inc. 5.875% 4/1/36		30,000	37,350
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875% 4/15/23 (b)		298,000	315,880
Toll Brothers Finance Corp.:
4.35% 2/15/28		29,675,000	32,939,250
4.375% 4/15/23		5,000,000	5,290,000
4.875% 11/15/25		35,000	39,463
4.875% 3/15/27		7,917,000	9,045,173
5.625% 1/15/24		885,000	995,802
5.875% 2/15/22		12,000,000	12,405,000
			90,244,392
Internet & Direct Marketing Retail - 0.0%
Match Group Holdings II LLC 4.125% 8/1/30 (b)		70,000	72,363
Leisure Products - 0.0%
Hasbro, Inc.:
2.6% 11/19/22		2,485,000	2,568,993
3% 11/19/24		5,655,000	6,059,291
Mattel, Inc. 5.45% 11/1/41		20,000	22,600
			8,650,884
Multiline Retail - 0.0%
Dollar Tree, Inc. 4.2% 5/15/28		495,000	567,468
Specialty Retail - 0.1%
AutoNation, Inc. 4.75% 6/1/30		953,000	1,123,637
AutoZone, Inc.:
1.65% 1/15/31		155,000	146,604
3.75% 4/18/29		1,200,000	1,331,259
4% 4/15/30		6,924,000	7,894,273
Lowe's Companies, Inc. 4.25% 9/15/44		85,000	96,561
O'Reilly Automotive, Inc.:
1.75% 3/15/31		420,000	401,450
4.2% 4/1/30		1,533,000	1,769,183
Sally Holdings LLC 8.75% 4/30/25 (b)		3,067,000	3,373,700
The Home Depot, Inc.:
3.75% 2/15/24		1,026,000	1,116,744
4.875% 2/15/44		975,000	1,269,616
5.875% 12/16/36		300,000	428,449
			18,951,476
Textiles, Apparel & Luxury Goods - 0.0%
The William Carter Co. 5.625% 3/15/27 (b)		875,000	921,484
Wolverine World Wide, Inc. 6.375% 5/15/25 (b)		270,000	288,563
			1,210,047

TOTAL CONSUMER DISCRETIONARY			196,754,105

CONSUMER STAPLES - 0.6%
Beverages - 0.3%
Anheuser-Busch Companies LLC / Anheuser-Busch InBev Worldwide, Inc.:
4.7% 2/1/36		2,765,000	3,319,566
4.9% 2/1/46		9,215,000	11,083,667
Anheuser-Busch InBev Finance, Inc.:
4.7% 2/1/36		9,871,000	11,897,760
4.9% 2/1/46		12,306,000	14,720,607
Anheuser-Busch InBev Worldwide, Inc.:
3.5% 6/1/30		8,175,000	9,036,020
4.35% 6/1/40		4,618,000	5,369,438
4.375% 4/15/38		2,500,000	2,907,651
4.5% 6/1/50		8,175,000	9,426,896
4.6% 6/1/60		5,007,000	5,756,328
4.75% 1/23/29		540,000	638,728
4.75% 4/15/58		6,987,000	8,306,237
5.45% 1/23/39		5,390,000	6,930,178
5.55% 1/23/49		15,352,000	19,976,517
5.8% 1/23/59 (Reg. S)		15,062,000	20,781,896
Bacardi Ltd. 5.3% 5/15/48 (b)		1,050,000	1,323,000
Constellation Brands, Inc.:
3.7% 12/6/26		925,000	1,037,884
4.4% 11/15/25		480,000	548,833
4.75% 11/15/24		5,595,000	6,389,503
Diageo Capital PLC 2.125% 4/29/32		390,000	392,530
PepsiCo, Inc.:
2.625% 3/19/27		839,000	905,032
2.75% 3/5/22		900,000	922,622
3.1% 7/17/22		260,000	268,931
3.6% 3/1/24		1,952,000	2,129,213
			144,069,037
Food & Staples Retailing - 0.0%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.5% 3/15/29 (b)		80,000	76,860
4.875% 2/15/30 (b)		300,000	310,566
Alimentation Couche-Tard, Inc. 2.95% 1/25/30 (b)		1,800,000	1,893,717
C&S Group Enterprises LLC 5% 12/15/28 (b)		2,000,000	1,965,000
Co-Operative Group Ltd. 5.125% 5/17/24 (Reg. S)	GBP	725,000	1,079,371
Costco Wholesale Corp. 1.6% 4/20/30		540,000	527,935
Kroger Co. 2.65% 10/15/26		530,000	567,194
U.S. Foods, Inc. 6.25% 4/15/25 (b)		185,000	196,794
Walgreens Boots Alliance, Inc. 3.3% 11/18/21		2,632,000	2,673,368
			9,290,805
Food Products - 0.2%
Darling Ingredients, Inc. 5.25% 4/15/27 (b)		300,000	315,750
JBS U.S.A. Lux SA / JBS Food Co.:
5.5% 1/15/30 (b)		15,375,000	17,220,000
6.5% 4/15/29 (b)		16,775,000	18,871,875
Kraft Heinz Foods Co.:
3.75% 4/1/30		653,000	713,633
3.875% 5/15/27		235,000	256,871
4.25% 3/1/31		7,220,000	8,106,063
4.375% 6/1/46		7,290,000	7,942,255
5% 7/15/35		920,000	1,113,044
5.2% 7/15/45		4,602,000	5,530,392
7.125% 8/1/39 (b)		9,093,000	13,334,846
Lamb Weston Holdings, Inc. 4.875% 5/15/28 (b)		345,000	376,050
Pilgrim's Pride Corp. 5.875% 9/30/27 (b)		500,000	536,425
Post Holdings, Inc.:
4.625% 4/15/30 (b)		530,000	537,950
5.5% 12/15/29 (b)		270,000	290,590
The J.M. Smucker Co. 3.5% 3/15/25		310,000	339,308
TreeHouse Foods, Inc. 4% 9/1/28		505,000	518,989
Tyson Foods, Inc. 4% 3/1/26		2,520,000	2,835,627
			78,839,668
Household Products - 0.0%
Spectrum Brands Holdings, Inc. 3.875% 3/15/31 (b)(c)		2,500,000	2,471,225
Tobacco - 0.1%
Altria Group, Inc.:
3.4% 2/4/41		3,820,000	3,584,823
4.25% 8/9/42		365,000	380,820
BAT Capital Corp.:
3.215% 9/6/26		490,000	527,757
3.557% 8/15/27		2,140,000	2,324,064
4.39% 8/15/37		1,000,000	1,067,739
4.54% 8/15/47		9,635,000	9,883,475
4.7% 4/2/27		325,000	372,230
BAT International Finance PLC 3.95% 6/15/25 (b)		3,600,000	3,967,056
Imperial Tobacco Finance PLC:
3.125% 7/26/24 (b)		4,250,000	4,524,791
4.25% 7/21/25 (b)		1,500,000	1,670,047
Philip Morris International, Inc.:
1.125% 5/1/23		955,000	970,747
3.875% 8/21/42		530,000	580,695
Reynolds American, Inc. 5.7% 8/15/35		635,000	765,076
			30,619,320

TOTAL CONSUMER STAPLES			265,290,055

ENERGY - 1.3%
Energy Equipment & Services - 0.0%
Baker Hughes Co. 4.08% 12/15/47		145,000	159,021
Halliburton Co.:
4.75% 8/1/43		445,000	496,612
6.7% 9/15/38		170,000	223,703
Precision Drilling Corp. 7.125% 1/15/26 (b)		115,000	111,550
Transocean Phoenix 2 Ltd. 7.75% 10/15/24 (b)		147,000	145,530
Transocean Poseidon Ltd. 6.875% 2/1/27 (b)		120,000	112,200
Transocean Proteus Ltd. 6.25% 12/1/24 (b)		2,400,000	2,316,000
Transocean, Inc. 11.5% 1/30/27 (b)		140,000	115,500
U.S.A. Compression Partners LP 6.875% 9/1/27		2,575,000	2,703,750
			6,383,866
Oil, Gas & Consumable Fuels - 1.3%
Aethon United BR LP / Aethon United Finance Corp. 8.25% 2/15/26 (b)		125,000	130,000
Aker BP ASA 2.875% 1/15/26 (b)		3,870,000	4,012,768
Antero Resources Corp.:
7.625% 2/1/29 (b)		1,100,000	1,172,875
8.375% 7/15/26 (b)		1,698,000	1,857,188
Apache Corp.:
4.75% 4/15/43		335,000	327,466
4.875% 11/15/27		260,000	272,529
5.25% 2/1/42		210,000	218,400
Cenovus Energy, Inc.:
5.25% 6/15/37		1,695,000	1,895,508
5.4% 6/15/47		385,000	444,257
Cheniere Energy Partners LP:
4% 3/1/31 (b)(c)		220,000	221,723
5.25% 10/1/25		1,195,000	1,228,221
Chesapeake Energy Corp.:
5.5% 2/1/26 (b)		330,000	344,032
5.875% 2/1/29 (b)		105,000	112,090
Chevron Corp. 2.355% 12/5/22		840,000	866,240
Chevron U.S.A., Inc.:
5.25% 11/15/43		295,000	397,992
6% 3/1/41		360,000	512,185
CNOOC Finance (2013) Ltd. 2.875% 9/30/29		1,615,000	1,652,852
Columbia Pipeline Group, Inc. 4.5% 6/1/25		1,418,000	1,604,476
Comstock Resources, Inc. 6.75% 3/1/29 (b)(c)		130,000	134,875
ConocoPhillips Co.:
2.4% 2/15/31 (b)		410,000	416,686
3.75% 10/1/27 (b)		915,000	1,031,842
4.3% 8/15/28 (b)		2,540,000	2,953,244
4.875% 10/1/47 (b)		185,000	233,132
6.95% 4/15/29		425,000	581,633
Continental Resources, Inc. 5.75% 1/15/31 (b)		770,000	867,952
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 5.75% 4/1/25		1,657,000	1,666,196
CVR Energy, Inc.:
5.25% 2/15/25 (b)		330,000	325,710
5.75% 2/15/28 (b)		40,000	39,633
DCP Midstream Operating LP:
3.875% 3/15/23		17,626,000	18,154,780
4.75% 9/30/21 (b)		2,017,000	2,033,388
5.125% 5/15/29		355,000	376,201
5.375% 7/15/25		345,000	367,784
5.6% 4/1/44		3,773,000	3,914,488
5.625% 7/15/27		260,000	281,380
5.85% 5/21/43 (b)(e)		7,892,000	7,004,150
Devon Energy Corp. 5.6% 7/15/41		175,000	213,522
Diamondback Energy, Inc.:
3.25% 12/1/26		2,500,000	2,656,759
3.5% 12/1/29		600,000	630,548
Ecopetrol SA:
4.125% 1/16/25		300,000	321,188
5.375% 6/26/26		1,240,000	1,390,189
5.875% 9/18/23		360,000	399,150
6.875% 4/29/30		200,000	243,680
EG Global Finance PLC:
6.25% 10/30/25 (Reg. S)	EUR	4,800,000	5,912,284
6.75% 2/7/25 (b)		220,000	226,017
8.5% 10/30/25 (b)		380,000	402,439
Enable Midstream Partners LP 3.9% 5/15/24 (e)		1,210,000	1,294,391
Enbridge Energy Partners LP 4.2% 9/15/21		2,044,000	2,066,004
Enbridge, Inc.:
4% 10/1/23		3,799,000	4,096,480
4.25% 12/1/26		1,943,000	2,214,395
Endeavor Energy Resources LP/EER Finance, Inc.:
5.5% 1/30/26 (b)		20,000	20,400
5.75% 1/30/28 (b)		180,000	190,260
6.625% 7/15/25 (b)		45,000	47,299
Energy Transfer Partners LP:
3.75% 5/15/30		2,964,000	3,133,044
4.2% 9/15/23		1,452,000	1,563,781
4.25% 3/15/23		1,373,000	1,454,864
4.5% 4/15/24		1,723,000	1,889,128
4.75% 1/15/26		250,000	279,584
4.95% 6/15/28		4,954,000	5,647,040
5% 5/15/50		6,600,000	6,988,316
5.15% 3/15/45		10,260,000	10,852,416
5.25% 4/15/29		2,803,000	3,250,712
5.8% 6/15/38		2,762,000	3,188,704
6% 6/15/48		1,799,000	2,095,669
6.25% 4/15/49		1,925,000	2,301,906
6.625% 10/15/36		900,000	1,130,862
EnLink Midstream LLC 5.625% 1/15/28 (b)		220,000	221,925
Enterprise Products Operating LP:
3.125% 7/31/29		600,000	645,118
3.2% 2/15/52		665,000	618,977
3.7% 1/31/51		65,000	65,681
4.85% 3/15/44		2,725,000	3,199,300
EOG Resources, Inc. 3.9% 4/1/35		205,000	229,209
EQM Midstream Partners LP:
6.5% 7/1/27 (b)		125,000	134,089
6.5% 7/15/48		220,000	207,900
EQT Corp.:
3.9% 10/1/27		180,000	186,698
5% 1/15/29		70,000	76,650
Equinor ASA 3.7% 4/6/50		920,000	1,008,939
Exxon Mobil Corp.:
2.397% 3/6/22		1,575,000	1,603,512
3.452% 4/15/51		6,000,000	6,156,975
4.114% 3/1/46		705,000	793,236
Gulfstream Natural Gas System LLC 6.19% 11/1/25 (b)		3,640,000	4,380,313
Hess Corp.:
4.3% 4/1/27		1,117,000	1,240,168
5.6% 2/15/41		2,846,000	3,415,445
5.8% 4/1/47		4,517,000	5,645,470
7.125% 3/15/33		1,335,000	1,755,723
7.3% 8/15/31		1,849,000	2,437,284
7.875% 10/1/29		5,583,000	7,448,384
Hess Midstream Partners LP:
5.125% 6/15/28 (b)		110,000	113,300
5.625% 2/15/26 (b)		669,000	693,004
Holly Energy Partners LP/Holly Energy Finance Corp. 5% 2/1/28 (b)		375,000	377,798
KazMunaiGaz National Co.:
3.5% 4/14/33 (b)		1,420,000	1,448,400
5.75% 4/19/47 (Reg. S)		400,000	472,600
Kinder Morgan Energy Partners LP:
4.15% 3/1/22		885,000	918,606
4.15% 2/1/24		300,000	326,898
5% 10/1/21		1,212,000	1,230,034
5.8% 3/15/35		1,200,000	1,518,263
Kinder Morgan, Inc. 3.25% 8/1/50		190,000	172,593
Magellan Midstream Partners LP:
3.25% 6/1/30		225,000	241,591
3.95% 3/1/50		1,085,000	1,115,838
4.2% 10/3/47		695,000	725,515
4.25% 9/15/46		65,000	70,046
Marathon Petroleum Corp.:
3.8% 4/1/28		3,090,000	3,403,856
5.125% 3/1/21		2,870,000	2,870,000
MEG Energy Corp.:
5.875% 2/1/29 (b)		300,000	304,590
7.125% 2/1/27 (b)		220,000	230,934
MPLX LP:
3 month U.S. LIBOR + 1.100% 1.3304% 9/9/22 (e)(f)		3,115,000	3,117,119
4.125% 3/1/27		505,000	565,443
4.5% 7/15/23		160,000	172,767
4.5% 4/15/38		900,000	994,918
4.7% 4/15/48		1,330,000	1,455,255
4.8% 2/15/29		2,360,000	2,761,840
4.875% 12/1/24		2,489,000	2,813,800
5.2% 3/1/47		1,775,000	2,066,790
5.5% 2/15/49		4,516,000	5,487,083
Newfield Exploration Co. 5.375% 1/1/26		310,000	343,820
Occidental Petroleum Corp.:
2.9% 8/15/24		6,201,000	6,034,689
3.2% 8/15/26		805,000	770,949
3.4% 4/15/26		130,000	126,222
3.5% 8/15/29		2,729,000	2,609,661
4.1% 2/15/47		265,000	225,250
4.2% 3/15/48		125,000	106,563
4.3% 8/15/39		439,000	389,613
4.4% 4/15/46		200,000	179,000
4.4% 8/15/49		1,809,000	1,593,051
5.55% 3/15/26		6,488,000	6,925,940
6.2% 3/15/40		65,000	70,200
6.45% 9/15/36		4,545,000	5,181,300
6.6% 3/15/46		6,475,000	7,270,130
7.5% 5/1/31		8,596,000	10,100,300
7.875% 9/15/31		40,000	47,400
8.875% 7/15/30		145,000	185,329
ONEOK Partners LP 6.65% 10/1/36		400,000	514,322
ONEOK, Inc.:
3.1% 3/15/30		1,650,000	1,687,540
4.45% 9/1/49		4,980,000	5,000,346
4.95% 7/13/47		365,000	390,922
Ovintiv, Inc.:
5.15% 11/15/41		3,000,000	3,091,100
8.125% 9/15/30		6,179,000	8,209,095
PBF Holding Co. LLC/PBF Finance Corp.:
6% 2/15/28		190,000	120,650
9.25% 5/15/25 (b)		475,000	462,983
Petrobras Global Finance BV:
5.6% 1/3/31		1,750,000	1,886,780
5.75% 2/1/29		170,000	189,397
6.9% 3/19/49		980,000	1,093,337
7.25% 3/17/44		34,097,000	39,250,762
7.375% 1/17/27		1,240,000	1,509,080
Petroleos Del Peru Petroperu SA 4.75% 6/19/32 (Reg. S)		500,000	546,825
Petroleos Mexicanos:
3.75% 2/21/24 (Reg. S)	EUR	1,250,000	1,537,409
6.5% 3/13/27		30,640,000	31,789,000
6.5% 1/23/29		1,190,000	1,186,430
6.75% 9/21/47		11,150,000	9,759,038
6.84% 1/23/30		10,852,000	10,906,260
7.69% 1/23/50		85,755,000	81,458,675
Petronas Capital Ltd. 3.5% 4/21/30 (b)		600,000	655,140
Phillips 66 Co. 2.15% 12/15/30		300,000	292,211
Phillips 66 Partners LP:
3.75% 3/1/28		295,000	316,746
4.9% 10/1/46		525,000	580,752
Pioneer Natural Resources Co.:
0.75% 1/15/24		95,000	94,753
1.9% 8/15/30		1,470,000	1,413,679
2.15% 1/15/31		325,000	316,752
Plains All American Pipeline LP/PAA Finance Corp.:
3.55% 12/15/29		2,689,000	2,760,771
3.6% 11/1/24		1,877,000	2,008,948
3.65% 6/1/22		10,550,000	10,834,063
3.8% 9/15/30		260,000	270,039
4.5% 12/15/26		2,100,000	2,331,169
5.15% 6/1/42		2,285,000	2,337,591
PT Pertamina Persero 3.1% 8/27/30 (b)		600,000	607,500
Regency Energy Partners LP/Regency Energy Finance Corp. 5.875% 3/1/22		2,310,000	2,398,156
Rockies Express Pipeline LLC:
4.8% 5/15/30 (b)		1,331,000	1,377,745
4.95% 7/15/29 (b)		2,375,000	2,538,281
Sabine Pass Liquefaction LLC 4.5% 5/15/30		9,948,000	11,378,353
Saudi Arabian Oil Co.:
2.25% 11/24/30 (b)		600,000	588,201
4.25% 4/16/39 (Reg. S)		400,000	438,000
Schlumberger Investment SA 3.65% 12/1/23		210,000	226,303
Shell International Finance BV:
3.25% 5/11/25		1,465,000	1,596,888
4% 5/10/46		950,000	1,073,152
SM Energy Co. 6.625% 1/15/27		300,000	282,750
Spectra Energy Partners LP 4.75% 3/15/24		6,000,000	6,647,948
Suncor Energy, Inc. 6.8% 5/15/38		350,000	491,536
Sunoco Logistics Partner Operations LP:
3.9% 7/15/26		805,000	874,638
5.35% 5/15/45		850,000	913,967
5.4% 10/1/47		5,301,000	5,819,776
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29 (b)		255,000	255,000
5.5% 2/15/26		560,000	576,162
5.875% 3/15/28		55,000	58,308
6% 4/15/27		5,000	5,205
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp. 6% 12/31/30 (b)		2,450,000	2,436,770
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.875% 2/1/31 (b)		290,000	297,395
5.5% 3/1/30		55,000	58,815
5.875% 4/15/26		400,000	416,520
The Williams Companies, Inc.:
3.5% 11/15/30		10,592,000	11,505,643
3.6% 3/15/22		660,000	677,609
3.7% 1/15/23		2,512,000	2,639,148
3.75% 6/15/27		1,635,000	1,813,387
4.85% 3/1/48		100,000	116,082
4.9% 1/15/45		470,000	536,899
6.3% 4/15/40		800,000	1,048,457
Total Capital International SA:
2.7% 1/25/23		1,375,000	1,436,951
2.829% 1/10/30		800,000	852,755
Transcontinental Gas Pipe Line Co. LLC:
3.25% 5/15/30		910,000	974,833
4.6% 3/15/48		350,000	407,740
TransMontaigne Partners LP 6.125% 2/15/26		233,000	234,545
Valero Energy Corp. 4% 4/1/29		820,000	905,189
Western Gas Partners LP:
3.95% 6/1/25		1,176,000	1,187,760
4.35% 2/1/25		195,000	199,606
4.65% 7/1/26		2,406,000	2,490,739
4.75% 8/15/28		1,465,000	1,534,661
5.3% 2/1/30		335,000	363,063
5.375% 6/1/21		4,846,000	4,846,000
			542,985,202

TOTAL ENERGY			549,369,068

FINANCIALS - 4.2%
Banks - 1.9%
Banco Santander SA 3.49% 5/28/30		800,000	869,755
Bank of America Corp.:
2.496% 2/13/31 (e)		650,000	665,854
2.592% 4/29/31 (e)		4,275,000	4,390,710
3.004% 12/20/23 (e)		10,921,000	11,414,192
3.3% 1/11/23		3,572,000	3,771,933
3.419% 12/20/28 (e)		8,640,000	9,529,150
3.5% 4/19/26		5,358,000	5,962,704
3.95% 4/21/25		12,493,000	13,826,349
3.97% 3/5/29 (e)		10,565,000	11,984,616
4% 1/22/25		43,905,000	48,618,688
4.078% 4/23/40 (e)		7,865,000	9,145,701
4.083% 3/20/51 (e)		3,100,000	3,603,431
4.1% 7/24/23		13,989,000	15,221,371
4.2% 8/26/24		2,028,000	2,251,037
4.25% 10/22/26		10,727,000	12,289,364
4.271% 7/23/29 (e)		3,660,000	4,244,968
4.45% 3/3/26		2,065,000	2,364,458
Banque Federative du Credit Mutuel SA 3 month U.S. LIBOR + 0.730% 0.954% 7/20/22 (b)(e)(f)		8,041,000	8,108,451
Barclays PLC:
2.645% 6/24/31 (e)		1,015,000	1,023,656
2.852% 5/7/26 (e)		10,143,000	10,702,000
4.337% 1/10/28		250,000	282,707
4.836% 5/9/28		6,667,000	7,590,139
4.95% 1/10/47		1,655,000	2,089,036
4.972% 5/16/29 (e)		15,000,000	17,675,791
5.088% 6/20/30 (e)		13,438,000	15,600,096
5.2% 5/12/26		1,701,000	1,935,279
BNP Paribas SA:
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 1.000% 1.323% 1/13/27 (b)(e)(f)		5,375,000	5,323,967
2.219% 6/9/26 (b)(e)		9,163,000	9,497,618
CIT Group, Inc.:
3.929% 6/19/24 (e)		1,375,000	1,455,781
4.75% 2/16/24		2,480,000	2,700,100
5% 8/1/23		7,000,000	7,638,750
6.125% 3/9/28		4,840,000	5,989,500
Citigroup, Inc.:
1.122% 1/28/27 (e)		4,110,000	4,055,398
2.572% 6/3/31 (e)		2,100,000	2,151,517
2.666% 1/29/31 (e)		10,165,000	10,505,769
4.075% 4/23/29 (e)		15,580,000	17,744,054
4.3% 11/20/26		2,129,000	2,427,363
4.4% 6/10/25		17,376,000	19,516,077
4.412% 3/31/31 (e)		13,726,000	15,967,365
4.45% 9/29/27		4,630,000	5,341,211
4.6% 3/9/26		3,500,000	4,016,544
4.65% 7/30/45		700,000	876,542
4.75% 5/18/46		10,000,000	12,368,792
5.5% 9/13/25		8,267,000	9,775,677
Citizens Financial Group, Inc. 2.638% 9/30/32 (b)		9,574,000	9,566,107
Commonwealth Bank of Australia 3.61% 9/12/34 (b)(e)		3,419,000	3,622,596
Fifth Third Bancorp 8.25% 3/1/38		603,000	999,115
HSBC Holdings PLC:
2.013% 9/22/28 (e)		6,340,000	6,369,921
2.633% 11/7/25 (e)		3,000,000	3,174,000
4.041% 3/13/28 (e)		3,130,000	3,506,347
4.25% 3/14/24		1,872,000	2,047,538
4.95% 3/31/30		1,855,000	2,230,173
Intesa Sanpaolo SpA:
5.017% 6/26/24 (b)		31,005,000	33,770,839
5.71% 1/15/26 (b)		7,646,000	8,615,371
Japan Bank International Cooperation 3.25% 7/20/23		400,000	426,787
JPMorgan Chase & Co.:
1.764% 11/19/31 (e)		4,860,000	4,673,710
2.522% 4/22/31 (e)		1,055,000	1,083,734
2.525% 11/19/41 (e)		10,825,000	10,350,415
2.776% 4/25/23 (e)		2,000,000	2,054,070
2.956% 5/13/31 (e)		5,386,000	5,627,561
3.207% 4/1/23 (e)		10,500,000	10,825,150
3.509% 1/23/29 (e)		3,150,000	3,481,024
3.875% 9/10/24		250,000	275,700
3.882% 7/24/38 (e)		4,990,000	5,727,741
3.964% 11/15/48 (e)		1,270,000	1,474,511
4.125% 12/15/26		4,475,000	5,129,052
KeyCorp 2.55% 10/1/29		95,000	99,447
Lloyds Banking Group PLC:
3.87% 7/9/25 (e)		5,375,000	5,891,751
4.375% 3/22/28		1,365,000	1,572,819
NatWest Markets PLC 2.375% 5/21/23 (b)		10,828,000	11,273,492
Peoples United Bank 4% 7/15/24		40,000	43,506
PNC Bank NA 3.25% 6/1/25		1,710,000	1,874,989
PNC Financial Services Group, Inc. 3.9% 4/29/24		375,000	411,450
Rabobank Nederland 4.375% 8/4/25		7,713,000	8,714,940
Royal Bank of Scotland Group PLC:
3.073% 5/22/28 (e)		5,799,000	6,148,744
4.269% 3/22/25 (e)		1,735,000	1,902,309
4.8% 4/5/26		15,438,000	17,774,158
5.125% 5/28/24		25,198,000	28,168,915
6% 12/19/23		40,605,000	46,064,536
6.1% 6/10/23		35,526,000	39,494,370
6.125% 12/15/22		5,889,000	6,424,353
Santander UK Group Holdings PLC 4.796% 11/15/24 (e)		2,850,000	3,144,253
Societe Generale:
1.488% 12/14/26 (b)(e)		5,375,000	5,341,980
4.25% 4/14/25 (b)		21,901,000	23,932,684
Sumitomo Mitsui Banking Corp. 3.95% 7/19/23		250,000	271,210
Synchrony Bank 3% 6/15/22		5,477,000	5,639,632
Truist Financial Corp. 2.7% 1/27/22		540,000	550,880
UniCredit SpA 6.572% 1/14/22 (b)		7,600,000	7,959,426
Wells Fargo & Co.:
2.406% 10/30/25 (e)		5,834,000	6,149,156
2.572% 2/11/31 (e)		585,000	605,564
2.879% 10/30/30 (e)		8,190,000	8,667,533
3% 2/19/25		7,625,000	8,189,364
4.125% 8/15/23		280,000	304,424
4.3% 7/22/27		21,880,000	25,257,128
4.478% 4/4/31 (e)		24,345,000	28,777,304
4.65% 11/4/44		1,385,000	1,653,525
5.013% 4/4/51 (e)		6,425,000	8,592,170
Westpac Banking Corp. 4.11% 7/24/34 (e)		4,937,000	5,441,457
			803,882,392
Capital Markets - 1.1%
Affiliated Managers Group, Inc. 4.25% 2/15/24		1,847,000	2,031,075
Ares Capital Corp.:
3.875% 1/15/26		13,816,000	14,762,594
4.2% 6/10/24		12,032,000	13,068,820
Bank of New York Mellon Corp. 3.4% 5/15/24		750,000	817,238
Credit Suisse Group AG:
1.305% 2/2/27 (b)(e)		2,700,000	2,661,566
2.593% 9/11/25 (b)(e)		15,060,000	15,841,204
3.75% 3/26/25		15,667,000	17,168,557
4.194% 4/1/31 (b)(e)		12,540,000	14,292,416
4.55% 4/17/26		6,559,000	7,560,600
CyrusOne LP/CyrusOne Finance Corp.:
2.15% 11/1/30		1,000,000	943,200
2.9% 11/15/24		4,000,000	4,238,960
Deutsche Bank AG 4.5% 4/1/25		13,996,000	14,919,994
Deutsche Bank AG New York Branch:
3.3% 11/16/22		10,180,000	10,614,350
5% 2/14/22		14,609,000	15,200,372
Goldman Sachs Group, Inc.:
0.481% 1/27/23		14,000,000	14,002,825
1.992% 1/27/32 (e)		1,180,000	1,153,559
2.876% 10/31/22 (e)		12,744,000	12,950,180
3.8% 3/15/30		18,190,000	20,651,937
3.814% 4/23/29 (e)		4,195,000	4,722,807
4.017% 10/31/38 (e)		3,495,000	4,041,961
4.223% 5/1/29 (e)		2,525,000	2,910,362
6.75% 10/1/37		50,999,000	74,401,402
Intercontinental Exchange, Inc. 3.75% 12/1/25		3,162,000	3,508,887
Jefferies Group, Inc. 2.75% 10/15/32		1,655,000	1,683,277
Macquarie Group Ltd. 1.34% 1/12/27 (b)(e)		4,111,000	4,083,943
Morgan Stanley:
3 month U.S. LIBOR + 0.930% 1.1524% 7/22/22 (e)(f)		3,691,000	3,703,214
0.529% 1/25/24 (e)		15,755,000	15,763,026
1.794% 2/13/32 (e)		1,025,000	983,587
2.699% 1/22/31 (e)		11,825,000	12,289,957
2.802% 1/25/52 (e)		1,015,000	966,308
3.125% 7/27/26		37,616,000	41,119,373
3.622% 4/1/31 (e)		13,084,000	14,577,610
3.7% 10/23/24		21,259,000	23,463,630
3.772% 1/24/29 (e)		3,660,000	4,108,070
3.875% 1/27/26		625,000	703,615
4% 7/23/25		1,190,000	1,338,014
4.35% 9/8/26		2,070,000	2,378,265
4.431% 1/23/30 (e)		8,189,000	9,589,532
5% 11/24/25		40,891,000	47,734,372
Nomura Holdings, Inc. 2.648% 1/16/25		675,000	711,078
Raymond James Financial, Inc. 4.95% 7/15/46		2,050,000	2,587,346
State Street Corp.:
2.2% 3/3/31		8,590,000	8,599,020
2.825% 3/30/23 (e)		887,000	911,693
2.901% 3/30/26 (e)		833,000	898,315
			470,658,111
Consumer Finance - 0.6%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
2.875% 8/14/24		7,954,000	8,284,396
3.5% 5/26/22		393,000	404,699
4.125% 7/3/23		5,132,000	5,458,827
4.45% 4/3/26		4,282,000	4,681,811
4.875% 1/16/24		12,556,000	13,703,926
6.5% 7/15/25		4,320,000	5,064,355
Ally Financial, Inc.:
1.45% 10/2/23		2,261,000	2,299,052
3.05% 6/5/23		11,748,000	12,353,123
3.875% 5/21/24		6,322,000	6,873,468
5.125% 9/30/24		2,688,000	3,067,168
5.75% 11/20/25		1,765,000	2,022,703
5.8% 5/1/25		6,894,000	8,086,737
8% 11/1/31		305,000	436,746
Capital One Financial Corp.:
3.65% 5/11/27		15,820,000	17,602,744
3.8% 1/31/28		7,795,000	8,761,261
Discover Financial Services:
3.95% 11/6/24		8,102,000	8,904,729
4.1% 2/9/27		645,000	728,691
4.5% 1/30/26		6,463,000	7,358,085
Ford Motor Credit Co. LLC:
2.9% 2/16/28		275,000	272,250
3.336% 3/18/21		996,000	996,598
3.339% 3/28/22		6,970,000	7,046,322
4% 11/13/30		345,000	352,763
4.063% 11/1/24		22,139,000	23,188,167
4.125% 8/17/27		185,000	194,713
4.271% 1/9/27		85,000	89,888
4.687% 6/9/25		180,000	191,700
5.113% 5/3/29		400,000	438,000
5.125% 6/16/25		135,000	145,800
5.584% 3/18/24		8,575,000	9,250,281
5.596% 1/7/22		14,820,000	15,264,600
GE Capital International Funding Co.:
3.373% 11/15/25		625,000	681,917
4.418% 11/15/35		16,580,000	18,935,000
John Deere Capital Corp. 2.65% 6/24/24		615,000	656,670
Navient Corp. 7.25% 1/25/22		680,000	705,500
Springleaf Finance Corp.:
4% 9/15/30		500,000	485,355
5.375% 11/15/29		1,679,000	1,771,345
6.875% 3/15/25		1,165,000	1,313,980
Synchrony Financial:
2.85% 7/25/22		2,029,000	2,090,118
3.75% 8/15/21		2,016,000	2,035,251
3.95% 12/1/27		8,719,000	9,603,555
4.25% 8/15/24		6,050,000	6,642,448
4.375% 3/19/24		7,165,000	7,864,117
5.15% 3/19/29		13,451,000	15,970,760
			242,279,619
Diversified Financial Services - 0.2%
BP Capital Markets America, Inc. 3.245% 5/6/22		2,610,000	2,699,411
Brixmor Operating Partnership LP:
4.05% 7/1/30		9,288,000	10,285,740
4.125% 6/15/26		5,706,000	6,411,436
4.125% 5/15/29		6,724,000	7,497,505
Equitable Holdings, Inc. 3.9% 4/20/23		827,000	884,813
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6.25% 5/15/26		914,000	960,577
6.375% 12/15/25		205,000	211,909
Park Aerospace Holdings Ltd. 5.5% 2/15/24 (b)		12,700,000	13,812,221
Pine Street Trust I 4.572% 2/15/29 (b)		7,798,000	9,120,659
Pine Street Trust II 5.568% 2/15/49 (b)		7,800,000	10,330,352
Power Finance Corp. Ltd. 6.15% 12/6/28 (b)		1,650,000	1,955,766
Sasol Financing International PLC 4.5% 11/14/22		1,790,000	1,843,700
VMED O2 UK Financing I PLC 4.25% 1/31/31 (b)		495,000	483,863
Voya Financial, Inc. 3.125% 7/15/24		3,436,000	3,706,995
			70,204,947
Insurance - 0.4%
ACE INA Holdings, Inc.:
2.7% 3/13/23		145,000	151,936
3.15% 3/15/25		1,765,000	1,917,711
AIA Group Ltd. 3.375% 4/7/30 (b)		9,627,000	10,520,360
American International Group, Inc.:
3.4% 6/30/30		15,800,000	17,323,374
4.5% 7/16/44		2,310,000	2,770,294
Arch Capital Finance LLC 4.011% 12/15/26		1,770,000	2,019,185
Baylor Scott & White Holdings:
Series 2021, 2.839% 11/15/50		120,000	117,886
1.777% 11/15/30		870,000	859,090
CNA Financial Corp.:
3.9% 5/1/29		1,400,000	1,597,617
3.95% 5/15/24		1,400,000	1,529,935
Everest Reinsurance Holdings, Inc. 3.5% 10/15/50		855,000	884,794
Farmers Exchange Capital III 5.454% 10/15/54 (b)(e)		3,335,000	4,166,787
Five Corners Funding Trust II 2.85% 5/15/30 (b)		11,420,000	12,128,158
Liberty Mutual Group, Inc. 4.569% 2/1/29 (b)		6,977,000	8,259,972
Lincoln National Corp.:
3.05% 1/15/30		130,000	139,686
4.35% 3/1/48		165,000	194,477
6.3% 10/9/37		110,000	149,330
Markel Corp.:
4.15% 9/17/50		965,000	1,122,075
4.3% 11/1/47		525,000	623,677
Marsh & McLennan Companies, Inc.:
3.5% 6/3/24		1,140,000	1,235,553
4.8% 7/15/21		1,026,000	1,031,548
Massachusetts Mutual Life Insurance Co. 3.375% 4/15/50 (b)		3,450,000	3,529,286
Metropolitan Life Global Funding I U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.500% 0.53% 5/28/21 (b)(e)(f)		31,400,000	31,433,356
Nationwide Mutual Insurance Co. 3 month U.S. LIBOR + 2.290% 2.5065% 12/15/24 (b)(e)(f)		5,490,000	5,490,006
New York Life Insurance Co. 3.75% 5/15/50 (b)		5,552,000	6,170,969
Pricoa Global Funding I 5.375% 5/15/45 (e)		5,278,000	5,851,653
Prudential Financial, Inc. 4.5% 11/16/21		1,118,000	1,151,069
Swiss Re Finance Luxembourg SA 5% 4/2/49 (b)(e)		3,200,000	3,667,200
Teachers Insurance & Annuity Association of America:
3.3% 5/15/50 (b)		8,536,000	8,670,731
4.375% 9/15/54 (b)(e)		2,100,000	2,241,736
The Chubb Corp. 6% 5/11/37		300,000	434,575
Unum Group:
4% 6/15/29		5,961,000	6,583,359
4.5% 3/15/25		8,661,000	9,707,582
5.75% 8/15/42		2,238,000	2,699,393
			156,374,360
Thrifts & Mortgage Finance - 0.0%
Home Point Capital, Inc. 5% 2/1/26 (b)		300,000	298,500
Nationstar Mortgage Holdings, Inc. 6% 1/15/27 (b)		500,000	525,000
Nationwide Building Society:
3.622% 4/26/23 (b)(e)		3,265,000	3,377,256
4.363% 8/1/24 (b)(e)		1,250,000	1,356,773
Pennymac Financial Services, Inc. 4.25% 2/15/29 (b)		1,200,000	1,185,264
Quicken Loans, Inc. 5.25% 1/15/28 (b)		300,000	316,515
			7,059,308

TOTAL FINANCIALS			1,750,458,737

HEALTH CARE - 0.8%
Biotechnology - 0.1%
AbbVie, Inc.:
3.2% 11/21/29		200,000	216,223
4.05% 11/21/39		8,845,000	10,157,979
4.25% 11/21/49		1,570,000	1,812,515
4.4% 11/6/42		4,405,000	5,254,971
4.55% 3/15/35		400,000	482,167
4.7% 5/14/45		4,100,000	4,965,519
4.875% 11/14/48		585,000	743,505
Amgen, Inc.:
2.6% 8/19/26		3,600,000	3,830,906
4.4% 5/1/45		1,450,000	1,729,493
4.663% 6/15/51		175,000	220,427
Gilead Sciences, Inc. 4.5% 2/1/45		565,000	672,764
Nutrition & Biosciences, Inc. 3.468% 12/1/50 (b)		1,650,000	1,684,950
Regeneron Pharmaceuticals, Inc. 2.8% 9/15/50		505,000	450,051
			32,221,470
Health Care Equipment & Supplies - 0.0%
Abbott Laboratories 4.9% 11/30/46		690,000	935,408
Becton, Dickinson & Co.:
3.125% 11/8/21		1,050,000	1,069,739
3.7% 6/6/27		118,000	132,289
3.734% 12/15/24		855,000	940,280
Fresenius U.S. Finance II, Inc. 4.5% 1/15/23 (b)		4,787,000	5,070,610
Hologic, Inc. 3.25% 2/15/29 (b)		225,000	224,565
Stryker Corp.:
3.375% 5/15/24		335,000	361,553
3.375% 11/1/25		305,000	334,654
3.5% 3/15/26		675,000	746,633
Teleflex, Inc.:
4.25% 6/1/28 (b)		60,000	62,025
4.875% 6/1/26		1,000,000	1,030,000
			10,907,756
Health Care Providers & Services - 0.4%
AHS Hospital Corp. 2.78% 7/1/51		315,000	302,501
Anthem, Inc.:
3.3% 1/15/23		3,395,000	3,568,695
3.65% 12/1/27		2,965,000	3,346,583
Ascension Health:
2.532% 11/15/29		295,000	309,742
3.106% 11/15/39		610,000	658,972
3.945% 11/15/46		315,000	378,742
4.847% 11/15/53		150,000	208,544
BayCare Health System, Inc. 3.831% 11/15/50		230,000	271,048
Centene Corp.:
3% 10/15/30		1,638,000	1,663,717
3.375% 2/15/30		5,670,000	5,827,059
4.25% 12/15/27		5,825,000	6,065,281
4.625% 12/15/29		7,750,000	8,362,250
4.75% 1/15/25		3,965,000	4,064,125
5.375% 8/15/26 (b)		200,000	210,500
Children's Health System of Texas 2.511% 8/15/50		360,000	330,414
Childrens Hospital Corp. 4.115% 1/1/47		480,000	586,074
Cigna Corp.:
3.25% 4/15/25		5,000	5,418
3.4% 3/15/50		825,000	840,806
4.375% 10/15/28		14,599,000	17,029,688
4.5% 2/25/26		4,775,000	5,490,811
4.8% 7/15/46		2,375,000	2,948,321
CommonSpirit Health:
2.76% 10/1/24		575,000	612,488
3.347% 10/1/29		250,000	269,749
4.35% 11/1/42		2,500,000	2,852,270
Community Health Systems, Inc. 4.75% 2/15/31 (b)		560,000	549,153
CVS Health Corp.:
2.7% 8/21/40		5,135,000	4,875,372
3.625% 4/1/27		2,341,000	2,603,258
4.3% 3/25/28		1,331,000	1,532,113
4.78% 3/25/38		1,320,000	1,608,852
5.05% 3/25/48		7,530,000	9,510,261
5.125% 7/20/45		1,545,000	1,956,419
5.3% 12/5/43		555,000	717,619
DaVita HealthCare Partners, Inc. 4.625% 6/1/30 (b)		125,000	127,188
Fresenius Medical Care U.S. Finance II, Inc. 5.875% 1/31/22 (b)		1,800,000	1,885,467
HCA Holdings, Inc.:
3.5% 9/1/30		525,000	546,248
4.75% 5/1/23		205,000	222,283
5.125% 6/15/39		2,000,000	2,469,618
5.25% 6/15/49		5,650,000	7,085,448
5.375% 2/1/25		305,000	342,363
5.875% 2/15/26		1,135,000	1,312,003
Humana, Inc. 3.125% 8/15/29		2,600,000	2,801,759
Kaiser Foundation Hospitals 4.15% 5/1/47		1,000,000	1,223,316
Laboratory Corp. of America Holdings:
3.25% 9/1/24		720,000	780,185
4.7% 2/1/45		730,000	896,822
Memorial Sloan-Kettring Cancer Center:
2.955% 1/1/50		290,000	291,596
4.2% 7/1/55		140,000	178,166
5% 7/1/42		225,000	298,472
Methodist Hospital 2.705% 12/1/50		1,345,000	1,289,436
Molina Healthcare, Inc. 3.875% 11/15/30 (b)		745,000	780,388
Mount Sinai Hospital 3.737% 7/1/49		460,000	499,436
New York & Presbyterian Hospital:
4.024% 8/1/45		600,000	721,830
4.063% 8/1/56		390,000	482,959
Nidda Healthcare Holding AG 3.5% 9/30/24 (Reg. S)	EUR	3,000,000	3,650,815
NYU Hospitals Center:
3.38% 7/1/55		276,000	274,793
4.368% 7/1/47		810,000	955,630
Partners Healthcare System, Inc. 3.342% 7/1/60		2,000,000	2,079,396
PeaceHealth Obligated Group 1.375% 11/15/25		165,000	166,601
Providence St. Joseph Health Obligated Group:
2.532% 10/1/29		2,405,000	2,514,871
2.746% 10/1/26		180,000	194,062
Quest Diagnostics, Inc.:
4.7% 3/30/45		100,000	120,415
5.75% 1/30/40		68,000	89,074
Sutter Health 4.091% 8/15/48		1,140,000	1,285,038
Tenet Healthcare Corp.:
4.625% 7/15/24		240,000	243,600
4.875% 1/1/26 (b)		1,390,000	1,436,829
5.125% 5/1/25		500,000	502,500
6.25% 2/1/27 (b)		120,000	126,660
Toledo Hospital:
5.325% 11/15/28		2,792,000	3,279,934
6.015% 11/15/48		5,710,000	7,274,353
UnitedHealth Group, Inc.:
3.875% 8/15/59		30,000	34,085
4.25% 4/15/47		645,000	772,877
4.25% 6/15/48		1,625,000	1,964,267
6.875% 2/15/38		700,000	1,079,597
			141,837,225
Health Care Technology - 0.0%
IQVIA, Inc.:
1.75% 3/15/26 (b)(c)	EUR	625,000	757,495
5% 10/15/26 (b)		230,000	237,964
			995,459
Life Sciences Tools & Services - 0.0%
Charles River Laboratories International, Inc.:
4.25% 5/1/28 (b)		330,000	344,438
5.5% 4/1/26 (b)		100,000	104,250
Thermo Fisher Scientific, Inc. 4.133% 3/25/25		290,000	324,509
			773,197
Pharmaceuticals - 0.3%
Bausch Health Companies, Inc.:
5.25% 2/15/31 (b)		5,021,000	5,083,763
6.25% 2/15/29 (b)		500,000	532,850
7% 3/15/24 (b)		700,000	715,190
Bayer U.S. Finance II LLC:
2.2% 7/15/22		2,100,000	2,129,333
4.25% 12/15/25 (b)		54,704,000	61,609,593
4.875% 6/25/48 (b)		6,800,000	8,484,330
Bristol-Myers Squibb Co.:
4.25% 10/26/49		1,860,000	2,264,043
5% 8/15/45		672,000	897,452
Catalent Pharma Solutions 3.125% 2/15/29 (b)		275,000	271,695
Elanco Animal Health, Inc.:
4.912% 8/27/21 (e)		1,274,000	1,291,518
5.272% 8/28/23 (e)		4,020,000	4,321,500
5.9% 8/28/28 (e)		1,895,000	2,198,200
GlaxoSmithKline Capital PLC 2.85% 5/8/22		710,000	731,708
GlaxoSmithKline Capital, Inc. 2.8% 3/18/23		875,000	917,287
Johnson & Johnson:
2.1% 9/1/40		475,000	444,228
3.625% 3/3/37		1,260,000	1,465,312
Merck & Co., Inc. 3.4% 3/7/29		1,400,000	1,579,067
Mylan NV:
4.2% 11/29/23		1,100,000	1,194,561
5.2% 4/15/48		1,530,000	1,851,207
5.4% 11/29/43		580,000	716,751
Pfizer, Inc. 2.55% 5/28/40		1,310,000	1,294,259
Takeda Pharmaceutical Co. Ltd.:
2.05% 3/31/30		2,725,000	2,680,920
3.025% 7/9/40		510,000	512,289
Teva Pharmaceutical Finance Netherlands III BV 2.2% 7/21/21		1,013,000	1,013,000
Utah Acquisition Sub, Inc. 3.95% 6/15/26		2,804,000	3,131,812
Viatris, Inc.:
1.65% 6/22/25 (b)		1,160,000	1,177,652
2.7% 6/22/30 (b)		5,898,000	5,978,110
3.85% 6/22/40 (b)		7,489,000	7,941,422
4% 6/22/50 (b)		5,262,000	5,463,772
Wyeth LLC 6.45% 2/1/24		1,875,000	2,188,486
Zoetis, Inc. 3.25% 2/1/23		5,975,000	6,253,621
			136,334,931

TOTAL HEALTH CARE			323,070,038

INDUSTRIALS - 0.4%
Aerospace & Defense - 0.2%
BAE Systems PLC 3.4% 4/15/30 (b)		2,985,000	3,256,919
BWX Technologies, Inc.:
4.125% 6/30/28 (b)		200,000	207,750
5.375% 7/15/26 (b)		700,000	724,500
General Dynamics Corp.:
2.25% 11/15/22		650,000	668,156
3.5% 5/15/25		1,905,000	2,092,704
Howmet Aerospace, Inc.:
5.95% 2/1/37		575,000	691,409
6.75% 1/15/28		345,000	409,688
Lockheed Martin Corp. 2.9% 3/1/25		1,345,000	1,441,726
Moog, Inc. 4.25% 12/15/27 (b)		360,000	369,900
Northrop Grumman Corp. 4.75% 6/1/43		695,000	869,285
Raytheon Technologies Corp.:
3.5% 3/15/27		1,300,000	1,445,226
4.125% 11/16/28		490,000	564,957
Textron, Inc. 2.45% 3/15/31		1,870,000	1,846,283
The Boeing Co.:
1.167% 2/4/23		4,000,000	4,016,935
1.433% 2/4/24		1,000,000	1,001,754
2.196% 2/4/26		500,000	501,041
2.25% 6/15/26		810,000	818,896
3.6% 5/1/34		1,750,000	1,797,500
3.625% 2/1/31		7,150,000	7,559,496
4.508% 5/1/23		1,500,000	1,608,882
5.04% 5/1/27		4,430,000	5,105,723
5.15% 5/1/30		4,430,000	5,162,112
5.705% 5/1/40		4,430,000	5,581,636
5.805% 5/1/50		5,710,000	7,365,617
5.93% 5/1/60		4,430,000	5,812,417
TransDigm, Inc.:
6.25% 3/15/26 (b)		915,000	964,309
7.5% 3/15/27		40,000	42,635
8% 12/15/25 (b)		465,000	506,269
			62,433,725
Air Freight & Logistics - 0.0%
FedEx Corp. 3.3% 3/15/27		280,000	308,629
United Parcel Service, Inc. 2.05% 4/1/21		150,000	150,221
XPO Logistics, Inc. 6.25% 5/1/25 (b)		1,810,000	1,944,031
			2,402,881
Airlines - 0.0%
American Airlines, Inc. equipment trust certificate 3.2% 12/15/29		437,130	437,010
Continental Airlines, Inc. 4.15% 10/11/25		539,385	553,616
Delta Air Lines, Inc. pass-thru trust certificates 6.821% 2/10/24		94,349	98,446
Mexico City Airport Trust:
4.25% 10/31/26 (b)		2,270,000	2,297,921
5.5% 7/31/47 (b)		1,250,000	1,168,750
Southwest Airlines Co.:
2.625% 2/10/30		735,000	730,665
4.75% 5/4/23		775,000	843,205
5.125% 6/15/27		885,000	1,036,916
United Airlines pass-thru Trust Series 2013-1A Class O, 4.3% 2/15/27		138,966	145,064
			7,311,593
Building Products - 0.0%
Advanced Drain Systems, Inc. 5% 9/30/27 (b)		400,000	420,000
Johnson Controls International PLC 4.95% 7/2/64		197,000	249,696
Masco Corp. 4.45% 4/1/25		1,610,000	1,820,729
Owens Corning 4.3% 7/15/47		3,010,000	3,421,724
			5,912,149
Commercial Services & Supplies - 0.0%
Advocate Health & Hospitals Corp. 3.387% 10/15/49		510,000	541,093
Cintas Corp. No. 2 3.7% 4/1/27		1,035,000	1,170,997
Double Eagle III Midco 1 LLC 7.75% 12/15/25 (b)		165,000	175,725
GFL Environmental, Inc. 3.75% 8/1/25 (b)		233,000	237,369
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc. 5% 2/1/26 (b)		60,000	61,050
Nielsen Co. SARL (Luxembourg) 5% 2/1/25 (b)		115,000	117,861
Nielsen Finance LLC/Nielsen Finance Co.:
5% 4/15/22 (b)		215,000	215,559
5.625% 10/1/28 (b)		205,000	215,988
5.875% 10/1/30 (b)		205,000	221,656
PowerTeam Services LLC 9.033% 12/4/25 (b)		108,000	119,610
Stericycle, Inc. 3.875% 1/15/29 (b)		530,000	533,790
Waste Management, Inc. 2.9% 9/15/22		375,000	387,354
			3,998,052
Construction & Engineering - 0.0%
AECOM:
5.125% 3/15/27		2,505,000	2,736,713
5.875% 10/15/24		270,000	299,700
			3,036,413
Electrical Equipment - 0.0%
ABB Finance (U.S.A.), Inc. 2.875% 5/8/22		115,000	118,469
Sensata Technologies BV 4.875% 10/15/23 (b)		300,000	319,500
Wesco Distribution, Inc.:
7.125% 6/15/25 (b)		1,500,000	1,623,188
7.25% 6/15/28 (b)		1,250,000	1,389,063
			3,450,220
Industrial Conglomerates - 0.0%
General Electric Co. 3.45% 5/15/24		85,000	91,736
Machinery - 0.1%
Fortive Corp. 3.15% 6/15/26		275,000	300,421
Navistar International Corp. 9.5% 5/1/25 (b)		700,000	783,125
Pentair Finance SA 4.5% 7/1/29		4,570,000	5,288,401
Stanley Black & Decker, Inc. 2.75% 11/15/50		865,000	811,265
Westinghouse Air Brake Co.:
3.45% 11/15/26		740,000	799,657
4.95% 9/15/28		4,805,000	5,647,079
Xylem, Inc.:
3.25% 11/1/26		225,000	248,216
4.875% 10/1/21		525,000	538,372
			14,416,536
Professional Services - 0.0%
ASGN, Inc. 4.625% 5/15/28 (b)		110,000	114,675
Booz Allen Hamilton, Inc. 3.875% 9/1/28 (b)		320,000	327,762
Equifax, Inc. 2.6% 12/1/24		1,245,000	1,324,747
IHS Markit Ltd.:
4% 3/1/26 (b)		1,195,000	1,330,274
4.125% 8/1/23		365,000	392,850
5% 11/1/22 (b)		6,800,000	7,216,367
TriNet Group, Inc. 3.5% 3/1/29 (b)		165,000	163,556
Verisk Analytics, Inc. 4.125% 9/12/22		690,000	727,582
			11,597,813
Road & Rail - 0.0%
CSX Corp. 6.15% 5/1/37		1,375,000	1,919,568
Union Pacific Corp.:
2.973% 9/16/62 (b)		200,000	186,081
3.25% 2/5/50		1,435,000	1,481,729
3.6% 9/15/37		640,000	707,118
3.75% 2/5/70		315,000	340,466
			4,634,962
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
2.25% 1/15/23		1,711,000	1,756,493
3% 9/15/23		800,000	839,252
3.375% 6/1/21		2,750,000	2,769,404
3.375% 7/1/25		7,608,000	8,087,795
3.75% 2/1/22		4,752,000	4,864,380
3.875% 4/1/21		2,900,000	2,900,000
4.25% 2/1/24		7,846,000	8,558,264
4.25% 9/15/24		8,907,000	9,784,485
United Rentals North America, Inc.:
3.875% 2/15/31		500,000	511,313
4.875% 1/15/28		2,000,000	2,115,000
			42,186,386
Transportation Infrastructure - 0.0%
Avolon Holdings Funding Ltd.:
3.625% 5/1/22 (b)		2,155,000	2,195,242
3.95% 7/1/24 (b)		2,862,000	2,997,050
4.375% 5/1/26 (b)		3,477,000	3,688,818
5.25% 5/15/24 (b)		4,140,000	4,507,816
BNSF Funding Trust I 6.613% 12/15/55 (e)		755,000	868,726
			14,257,652

TOTAL INDUSTRIALS			175,730,118

INFORMATION TECHNOLOGY - 0.3%
Communications Equipment - 0.0%
Cisco Systems, Inc.:
2.9% 3/4/21		150,000	150,023
3% 6/15/22		310,000	320,577
			470,600
Electronic Equipment & Components - 0.0%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
5.45% 6/15/23 (b)		6,100,000	6,691,324
6.02% 6/15/26 (b)		2,112,000	2,531,579
FLIR Systems, Inc. 2.5% 8/1/30		245,000	252,567
Sensata Technologies, Inc. 3.75% 2/15/31 (b)		590,000	592,213
TTM Technologies, Inc. 4% 3/1/29 (b)(c)		130,000	131,463
			10,199,146
IT Services - 0.0%
Austin BidCo, Inc. 7.125% 12/15/28 (b)		60,000	61,575
Banff Merger Sub, Inc. 9.75% 9/1/26 (b)		500,000	532,810
Fidelity National Information Services, Inc. 3.1% 3/1/41		1,785,000	1,803,077
Fiserv, Inc.:
2.75% 7/1/24		105,000	111,649
3.5% 7/1/29		3,895,000	4,292,509
3.85% 6/1/25		1,490,000	1,644,581
Gartner, Inc.:
3.75% 10/1/30 (b)		105,000	106,313
4.5% 7/1/28 (b)		165,000	173,250
Global Payments, Inc. 2.65% 2/15/25		495,000	523,308
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 3.5% 3/1/29 (b)		330,000	327,938
IBM Corp.:
2.85% 5/15/40		480,000	478,589
3.625% 2/12/24		2,410,000	2,636,891
MasterCard, Inc. 3.375% 4/1/24		870,000	947,370
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 6% 2/15/28 (b)		35,000	35,219
Visa, Inc. 2.7% 4/15/40		145,000	147,617
			13,822,696
Semiconductors & Semiconductor Equipment - 0.1%
Broadcom Corp./Broadcom Cayman LP 3.125% 1/15/25		1,260,000	1,348,681
Broadcom, Inc.:
1.95% 2/15/28 (b)		1,620,000	1,597,002
2.45% 2/15/31 (b)		12,129,000	11,779,017
2.6% 2/15/33 (b)		12,129,000	11,645,054
3.15% 11/15/25		1,775,000	1,908,988
3.5% 2/15/41 (b)		15,811,000	15,756,468
3.75% 2/15/51 (b)		5,224,000	5,151,097
4.11% 9/15/28		1,135,000	1,258,830
Entegris, Inc. 4.375% 4/15/28 (b)		325,000	341,000
Intel Corp. 4.75% 3/25/50		1,250,000	1,624,426
NVIDIA Corp. 2.85% 4/1/30		2,598,000	2,794,442
NXP BV/NXP Funding LLC 3.875% 9/1/22 (b)		1,969,000	2,061,690
ON Semiconductor Corp. 3.875% 9/1/28 (b)		125,000	130,625
Qorvo, Inc. 4.375% 10/15/29		200,000	215,312
			57,612,632
Software - 0.1%
CDK Global, Inc.:
4.875% 6/1/27		500,000	523,125
5.875% 6/15/26		180,000	187,403
Crowdstrike Holdings, Inc. 3% 2/15/29		125,000	125,000
Fair Isaac Corp. 4% 6/15/28 (b)		500,000	517,350
Intuit, Inc.:
0.95% 7/15/25		940,000	942,005
1.35% 7/15/27		200,000	199,814
Microsoft Corp.:
3.7% 8/8/46		1,965,000	2,318,859
4.1% 2/6/37		1,212,000	1,500,041
NortonLifeLock, Inc. 5% 4/15/25 (b)		370,000	374,625
Nuance Communications, Inc. 5.625% 12/15/26		600,000	628,500
Open Text Corp. 3.875% 2/15/28 (b)		490,000	497,963
Oracle Corp.:
2.5% 4/1/25		6,499,000	6,888,694
2.8% 4/1/27		7,964,000	8,565,795
2.95% 5/15/25		935,000	1,005,732
3.6% 4/1/50		1,300,000	1,362,152
3.85% 4/1/60		6,500,000	7,023,060
4.125% 5/15/45		850,000	967,908
ServiceNow, Inc. 1.4% 9/1/30		1,005,000	934,511
SS&C Technologies, Inc. 5.5% 9/30/27 (b)		775,000	818,687
			35,381,224
Technology Hardware, Storage & Peripherals - 0.1%
Apple, Inc.:
2.65% 2/8/51		2,735,000	2,544,996
3.25% 2/23/26		7,150,000	7,864,249
3.85% 8/4/46		1,005,000	1,150,540
Hewlett Packard Enterprise Co. 4.4% 10/15/22 (e)		5,700,000	6,028,932
			17,588,717

TOTAL INFORMATION TECHNOLOGY			135,075,015

MATERIALS - 0.2%
Chemicals - 0.1%
Axalta Coating Systems/Dutch Holding BV 4.75% 6/15/27 (b)		240,000	250,800
CF Industries Holdings, Inc.:
4.95% 6/1/43		285,000	335,627
5.15% 3/15/34		300,000	362,631
5.375% 3/15/44		525,000	655,594
Consolidated Energy Finance SA 6.5% 5/15/26 (b)		375,000	378,750
DuPont de Nemours, Inc. 4.493% 11/15/25		2,625,000	3,005,520
FMC Corp. 4.5% 10/1/49		800,000	947,826
INEOS Quattro Finance 2 PLC 3.375% 1/15/26 (b)		275,000	274,313
LYB International Finance BV:
4.875% 3/15/44		825,000	988,192
5.25% 7/15/43		2,955,000	3,676,959
LYB International Finance III LLC:
2.25% 10/1/30		620,000	616,047
3.375% 5/1/30		1,645,000	1,776,304
3.375% 10/1/40		165,000	168,209
4.2% 5/1/50		150,000	164,343
Methanex Corp.:
5.125% 10/15/27		320,000	330,944
5.25% 12/15/29		155,000	158,972
5.65% 12/1/44		105,000	108,150
Nutrien Ltd. 4.9% 6/1/43		825,000	1,025,700
OCI NV:
3.125% 11/1/24 (Reg. S)	EUR	2,500,000	3,069,162
3.625% 10/15/25 (Reg. S)	EUR	500,000	628,160
Olin Corp.:
5% 2/1/30		195,000	204,204
5.125% 9/15/27		700,000	725,847
5.625% 8/1/29		195,000	210,356
Sherwin-Williams Co. 4.5% 6/1/47		210,000	253,972
The Chemours Co. LLC 7% 5/15/25		600,000	618,528
The Dow Chemical Co.:
3.625% 5/15/26		2,820,000	3,132,735
4.625% 10/1/44		295,000	358,886
Valvoline, Inc. 4.25% 2/15/30 (b)		270,000	278,100
W. R. Grace & Co.-Conn.:
4.875% 6/15/27 (b)		125,000	129,600
5.625% 10/1/24 (b)		400,000	435,228
			25,269,659
Construction Materials - 0.0%
Martin Marietta Materials, Inc. 2.5% 3/15/30		655,000	679,945
Summit Materials LLC/Summit Materials Finance Corp. 5.25% 1/15/29 (b)		1,000,000	1,061,250
Vulcan Materials Co. 4.5% 6/15/47		795,000	949,997
			2,691,192
Containers & Packaging - 0.0%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.125% 8/15/26(b)		10,000	10,349
4.75% 7/15/27 (Reg. S)	GBP	3,650,000	5,289,808
5.25% 8/15/27 (b)		310,000	321,144
6% 2/15/25 (b)		40,000	41,348
Berry Global, Inc.:
0.95% 2/15/24 (b)		4,465,000	4,466,875
1.57% 1/15/26 (b)		2,175,000	2,164,386
4.875% 7/15/26 (b)		200,000	213,582
Graphic Packaging International, Inc. 3.5% 3/15/28 (b)		231,000	237,064
Intelligent Packaging Ltd. Finco, Inc. 6% 9/15/28 (b)		40,000	41,700
International Paper Co.:
5% 9/15/35		715,000	903,073
5.15% 5/15/46		116,000	152,171
OI European Group BV 4% 3/15/23 (b)		290,000	296,525
Rock-Tenn Co. 4.9% 3/1/22		185,000	193,456
Trivium Packaging Finance BV:
5.5% 8/15/26 (b)		205,000	214,471
8.5% 8/15/27 (b)		60,000	64,350
			14,610,302
Metals & Mining - 0.1%
Anglo American Capital PLC 4.125% 4/15/21 (b)		2,545,000	2,553,828
Barrick North America Finance LLC:
5.7% 5/30/41		415,000	567,590
5.75% 5/1/43		560,000	785,575
Barrick PD Australia Finance Pty Ltd. 5.95% 10/15/39		1,040,000	1,432,794
Cleveland-Cliffs, Inc.:
4.625% 3/1/29 (b)		110,000	107,663
4.875% 3/1/31 (b)		110,000	107,319
Corporacion Nacional del Cobre de Chile (Codelco):
3.15% 1/14/30 (Reg. S)		1,040,000	1,094,600
3.625% 8/1/27 (b)		2,033,000	2,218,511
4.5% 8/1/47 (b)		1,715,000	1,913,833
FMG Resources (August 2006) Pty Ltd. 4.5% 9/15/27 (b)		5,000	5,494
Freeport-McMoRan, Inc.:
5.4% 11/14/34		570,000	706,088
5.45% 3/15/43		275,000	341,688
HudBay Minerals, Inc. 4.5% 4/1/26 (b)(c)		55,000	55,722
Indonesia Asahan Aluminium Tbk PT:
6.53% 11/15/28 (b)		1,050,000	1,278,375
6.53% 11/15/28 (Reg. S)		988,000	1,202,890
Kaiser Aluminum Corp.:
4.625% 3/1/28 (b)		415,000	433,231
6.5% 5/1/25 (b)		105,000	112,350
Kinross Gold Corp. 4.5% 7/15/27		4,140,000	4,728,959
Newmont Corp.:
2.25% 10/1/30		600,000	598,128
2.8% 10/1/29		425,000	448,657
5.45% 6/9/44		185,000	248,253
Southern Copper Corp. 5.875% 4/23/45		455,000	610,838
Steel Dynamics, Inc.:
2.4% 6/15/25		365,000	383,152
3.45% 4/15/30		2,900,000	3,150,258
			25,085,796

TOTAL MATERIALS			67,656,949

REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.6%
Alexandria Real Estate Equities, Inc. 4.9% 12/15/30		5,395,000	6,585,592
American Campus Communities Operating Partnership LP 3.625% 11/15/27		5,092,000	5,649,094
Boston Properties, Inc.:
3.25% 1/30/31		3,050,000	3,235,568
3.85% 2/1/23		1,175,000	1,240,818
4.5% 12/1/28		5,210,000	6,093,111
Corporate Office Properties LP:
2.25% 3/15/26		1,775,000	1,820,194
5% 7/1/25		3,453,000	3,912,952
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25		680,000	701,094
Duke Realty LP:
3.25% 6/30/26		805,000	883,425
3.625% 4/15/23		1,382,000	1,459,308
ESH Hospitality, Inc. 4.625% 10/1/27 (b)		1,095,000	1,112,104
Global Net Lease, Inc. / Global Net Lease Operating Partnership LP 3.75% 12/15/27 (b)		275,000	274,864
GLP Capital LP/GLP Financing II, Inc.:
5.25% 6/1/25		200,000	225,644
5.375% 4/15/26		8,185,000	9,398,508
Healthcare Realty Trust, Inc. 3.875% 5/1/25		2,750,000	3,008,161
Healthcare Trust of America Holdings LP:
3.1% 2/15/30		1,715,000	1,817,976
3.5% 8/1/26		1,786,000	1,975,656
Healthpeak Properties, Inc.:
3% 1/15/30		925,000	982,311
3.5% 7/15/29		887,000	979,093
Highwoods/Forsyth LP 3.2% 6/15/21		737,000	739,306
Hudson Pacific Properties LP:
3.25% 1/15/30		1,750,000	1,809,418
4.65% 4/1/29		10,503,000	12,006,861
Kimco Realty Corp. 1.9% 3/1/28		815,000	814,731
Lexington Corporate Properties Trust:
2.7% 9/15/30		894,000	899,646
4.4% 6/15/24		1,319,000	1,434,509
MGM Growth Properties Operating Partnership LP:
4.5% 9/1/26		400,000	424,000
4.625% 6/15/25 (b)		65,000	68,900
5.625% 5/1/24		1,185,000	1,279,800
MPT Operating Partnership LP/MPT Finance Corp. 5% 10/15/27		650,000	692,380
Omega Healthcare Investors, Inc.:
3.375% 2/1/31		3,399,000	3,483,357
3.625% 10/1/29		7,647,000	8,024,593
4.375% 8/1/23		6,644,000	7,172,414
4.5% 1/15/25		2,793,000	3,042,961
4.5% 4/1/27		1,500,000	1,662,937
4.75% 1/15/28		7,569,000	8,441,433
4.95% 4/1/24		1,152,000	1,263,748
5.25% 1/15/26		5,841,000	6,636,224
Park Intermediate Holdings LLC 5.875% 10/1/28 (b)		2,700,000	2,844,248
Realty Income Corp.:
3% 1/15/27		585,000	635,137
3.25% 1/15/31		1,177,000	1,280,326
Retail Opportunity Investments Partnership LP:
4% 12/15/24		877,000	932,778
5% 12/15/23		626,000	672,425
Retail Properties America, Inc.:
4% 3/15/25		6,865,000	7,223,778
4.75% 9/15/30		10,799,000	11,671,068
SBA Communications Corp.:
3.125% 2/1/29 (b)		220,000	214,001
3.875% 2/15/27		400,000	414,612
4.875% 9/1/24		200,000	205,140
Senior Housing Properties Trust 4.75% 2/15/28		2,000,000	1,970,000
Service Properties Trust:
4.375% 2/15/30		200,000	186,000
4.95% 2/15/27		485,000	480,320
4.95% 10/1/29		100,000	96,500
5.5% 12/15/27		100,000	107,753
Simon Property Group LP:
2.45% 9/13/29		360,000	365,615
3.25% 11/30/26		1,070,000	1,169,891
3.375% 10/1/24		2,120,000	2,296,577
3.5% 9/1/25		55,000	59,941
3.75% 2/1/24		275,000	297,130
SITE Centers Corp.:
3.625% 2/1/25		2,396,000	2,498,016
4.25% 2/1/26		5,582,000	5,983,715
Spirit Realty LP 2.7% 2/15/32		2,060,000	2,043,603
Store Capital Corp.:
2.75% 11/18/30		1,957,000	1,952,409
4.625% 3/15/29		2,475,000	2,815,566
Ventas Realty LP:
3% 1/15/30		10,008,000	10,477,253
3.125% 6/15/23		1,414,000	1,486,311
3.25% 10/15/26		1,900,000	2,055,854
3.85% 4/1/27		1,050,000	1,172,286
4% 3/1/28		2,712,000	3,056,164
4.125% 1/15/26		1,628,000	1,842,164
4.75% 11/15/30		13,000,000	15,387,378
VEREIT Operating Partnership LP:
2.2% 6/15/28		791,000	790,920
2.85% 12/15/32		1,553,000	1,549,397
3.1% 12/15/29		2,335,000	2,446,171
3.4% 1/15/28		1,880,000	2,030,770
VICI Properties, Inc.:
3.5% 2/15/25 (b)		125,000	126,719
4.25% 12/1/26 (b)		670,000	691,038
4.625% 12/1/29 (b)		250,000	262,425
Weingarten Realty Investors 3.375% 10/15/22		472,000	487,009
Welltower, Inc.:
2.7% 2/15/27		340,000	364,383
2.75% 1/15/31		3,560,000	3,662,200
Weyerhaeuser Co. 4% 4/15/30		1,500,000	1,707,083
WP Carey, Inc.:
2.25% 4/1/33		2,760,000	2,687,316
3.85% 7/15/29		1,725,000	1,918,276
4% 2/1/25		5,544,000	6,086,702
4.6% 4/1/24		7,436,000	8,233,389
			228,190,448
Real Estate Management & Development - 0.2%
Brandywine Operating Partnership LP:
3.95% 2/15/23		4,006,000	4,202,080
3.95% 11/15/27		5,608,000	5,905,284
4.1% 10/1/24		4,892,000	5,259,154
4.55% 10/1/29		1,707,000	1,870,843
CBRE Group, Inc. 4.875% 3/1/26		12,670,000	14,750,568
Essex Portfolio LP:
1.7% 3/1/28		5,465,000	5,383,069
3.875% 5/1/24		2,685,000	2,919,315
Howard Hughes Corp. 4.125% 2/1/29 (b)		300,000	297,795
Mack-Cali Realty LP:
3.15% 5/15/23		3,436,000	3,472,569
4.5% 4/18/22		644,000	657,088
Mattamy Group Corp. 4.625% 3/1/30 (b)		500,000	519,375
Mid-America Apartments LP 4% 11/15/25		1,296,000	1,447,407
Post Apartment Homes LP 3.375% 12/1/22		1,800,000	1,872,109
SL Green Realty Corp. 3.25% 10/15/22		7,000,000	7,263,511
Tanger Properties LP:
3.125% 9/1/26		3,497,000	3,618,595
3.75% 12/1/24		3,352,000	3,589,238
3.875% 12/1/23		1,492,000	1,566,437
3.875% 7/15/27		13,369,000	14,155,371
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.75% 1/15/28 (b)		280,000	312,200
5.875% 6/15/27 (b)		1,500,000	1,672,500
			80,734,508

TOTAL REAL ESTATE			308,924,956

UTILITIES - 0.5%
Electric Utilities - 0.3%
AEP Texas, Inc.:
2.1% 7/1/30		550,000	553,500
3.8% 10/1/47		725,000	798,105
AEP Transmission Co. LLC:
3.75% 12/1/47		650,000	733,018
4% 12/1/46		375,000	432,369
Alabama Power Co.:
3.75% 3/1/45		650,000	725,523
3.85% 12/1/42		700,000	793,298
4.1% 1/15/42		225,000	254,853
Alliant Energy Finance LLC 1.4% 3/15/26 (b)		2,300,000	2,283,555
Arizona Public Service Co. 2.6% 8/15/29		340,000	361,495
CenterPoint Energy Houston Electric LLC 3.95% 3/1/48		1,135,000	1,328,529
Clearway Energy Operating LLC:
4.75% 3/15/28 (b)		60,000	64,125
5% 9/15/26		520,000	535,600
Cleco Corporate Holdings LLC 3.375% 9/15/29		4,448,000	4,608,611
Commonwealth Edison Co.:
3.7% 8/15/28		250,000	286,820
3.7% 3/1/45		315,000	350,033
4.35% 11/15/45		205,000	249,237
Dominion Energy South Carolina:
5.1% 6/1/65		520,000	737,307
5.45% 2/1/41		35,000	47,051
DPL, Inc. 4.35% 4/15/29		2,480,000	2,758,182
DTE Electric Co.:
2.25% 3/1/30		150,000	154,588
3.75% 8/15/47		900,000	1,021,115
Duke Energy Carolinas LLC:
2.95% 12/1/26		370,000	403,973
4% 9/30/42		1,400,000	1,622,583
4.25% 12/15/41		1,450,000	1,721,879
6.1% 6/1/37		775,000	1,075,026
Duke Energy Florida LLC 6.35% 9/15/37		675,000	967,877
Duquesne Light Holdings, Inc. 5.9% 12/1/21 (b)		8,875,000	9,191,911
Entergy Louisiana LLC 2.4% 10/1/26		1,070,000	1,136,253
Entergy, Inc. 1.75% 3/15/31		1,475,000	1,436,851
Eskom Holdings SOC Ltd. 6.75% 8/6/23 (b)		500,000	522,250
Evergy Kansas Central 4.125% 3/1/42		655,000	751,768
Eversource Energy 1.65% 8/15/30		520,000	501,714
Exelon Corp.:
4.05% 4/15/30		2,274,000	2,604,053
4.7% 4/15/50		1,013,000	1,261,977
5.625% 6/15/35		150,000	197,451
FirstEnergy Corp.:
3.4% 3/1/50		3,431,000	3,122,210
4.25% 3/15/23		12,580,000	13,318,823
7.375% 11/15/31		9,948,000	13,682,280
Florida Power & Light Co. 5.25% 2/1/41		150,000	204,009
Fortis, Inc. 3.055% 10/4/26		301,000	325,868
Hydro-Quebec 8.05% 7/7/24		1,455,000	1,808,943
InterGen NV 7% 6/30/23 (b)		230,000	223,100
IPALCO Enterprises, Inc. 3.7% 9/1/24		2,644,000	2,871,254
Jersey Central Power & Light Co. 4.3% 1/15/26 (b)		2,000,000	2,211,502
Louisville Gas & Electric Co. 5.125% 11/15/40		345,000	431,732
Mong Duong Finance Holdings BV 5.125% 5/7/29 (Reg. S)		250,000	254,688
NextEra Energy Capital Holdings, Inc.:
3 month U.S. LIBOR + 0.270% 0.4524% 2/22/23 (e)(f)		5,000,000	5,001,750
2.25% 6/1/30		840,000	848,004
2.75% 11/1/29		1,450,000	1,520,158
NextEra Energy Partners LP 4.25% 9/15/24 (b)		27,000	28,620
Northern States Power Co.:
3.6% 9/15/47		20,000	22,409
6.25% 6/1/36		370,000	536,704
NRG Energy, Inc.:
2% 12/2/25 (b)		3,120,000	3,146,136
3.375% 2/15/29 (b)		45,000	44,545
3.625% 2/15/31 (b)		645,000	635,325
5.75% 1/15/28		245,000	260,313
6.625% 1/15/27		400,000	415,952
Ohio Power Co. 4% 6/1/49		680,000	787,509
Pacific Gas & Electric Co.:
1.75% 6/16/22		1,025,000	1,027,746
3.95% 12/1/47		1,100,000	1,065,852
4.5% 7/1/40		445,000	475,682
4.95% 7/1/50		785,000	850,527
PacifiCorp:
5.25% 6/15/35		1,375,000	1,826,979
5.75% 4/1/37		900,000	1,219,393
Pattern Energy Operations LP 4.5% 8/15/28 (b)		90,000	93,646
PECO Energy Co.:
2.8% 6/15/50		360,000	348,877
3.9% 3/1/48		635,000	735,764
PG&E Corp.:
5% 7/1/28		1,155,000	1,214,194
5.25% 7/1/30		735,000	786,230
PPL Capital Funding, Inc.:
4.125% 4/15/30		400,000	462,452
4.7% 6/1/43		1,315,000	1,551,045
PPL Electric Utilities Corp.:
4.125% 6/15/44		450,000	528,840
4.15% 10/1/45		555,000	645,671
6.25% 5/15/39		250,000	357,445
Public Service Electric & Gas Co.:
3.6% 12/1/47		260,000	289,467
3.65% 9/1/28		685,000	774,511
3.65% 9/1/42		125,000	140,268
3.95% 5/1/42		405,000	470,732
Puget Sound Energy, Inc. 5.764% 7/15/40		285,000	387,872
Southern California Edison Co.:
3.5% 10/1/23		675,000	722,497
3.6% 2/1/45		2,110,000	2,140,721
3.9% 12/1/41		120,000	123,967
5.55% 1/15/37		430,000	531,038
Tampa Electric Co. 4.45% 6/15/49		600,000	738,588
Virginia Electric & Power Co.:
6% 1/15/36		470,000	656,072
6% 5/15/37		950,000	1,323,408
Vistra Operations Co. LLC:
3.7% 1/30/27 (b)		2,900,000	3,142,396
5% 7/31/27 (b)		195,000	204,019
5.5% 9/1/26 (b)		770,000	798,875
5.625% 2/15/27 (b)		625,000	653,125
Wisconsin Power & Light Co. 4.1% 10/15/44		240,000	274,663
Xcel Energy, Inc. 4% 6/15/28		2,450,000	2,786,294
			123,523,170
Gas Utilities - 0.0%
AmeriGas Partners LP/AmeriGas Finance Corp.:
5.75% 5/20/27		679,000	764,961
5.875% 8/20/26		5,200,000	5,863,000
Atmos Energy Corp. 3.375% 9/15/49		520,000	540,673
Nakilat, Inc. 6.067% 12/31/33 (b)		666,000	839,993
Southern Co. Gas Capital Corp. 4.4% 6/1/43		440,000	501,006
Southern Natural Gas Co./Southern Natural Issuing Corp. 4.4% 6/15/21		527,000	528,483
			9,038,116
Independent Power and Renewable Electricity Producers - 0.1%
Calpine Corp.:
5% 2/1/31 (b)		1,025,000	1,014,463
5.125% 3/15/28 (b)		1,375,000	1,381,875
PSEG Power LLC 3.85% 6/1/23		3,300,000	3,537,496
TerraForm Power Operating LLC 5% 1/31/28 (b)		645,000	712,725
The AES Corp.:
3.3% 7/15/25 (b)		10,697,000	11,468,937
3.95% 7/15/30 (b)		9,327,000	10,189,654
			28,305,150
Multi-Utilities - 0.1%
Ameren Illinois Co.:
4.15% 3/15/46		835,000	992,824
4.5% 3/15/49		295,000	371,739
Berkshire Hathaway Energy Co.:
3.7% 7/15/30 (b)		1,280,000	1,453,821
4.05% 4/15/25 (b)		16,081,000	17,922,921
6.125% 4/1/36		3,050,000	4,266,689
CenterPoint Energy, Inc. 2.95% 3/1/30		25,000	26,225
Consolidated Edison Co. of New York, Inc.:
3.7% 11/15/59		1,650,000	1,780,827
3.95% 4/1/50		1,808,000	2,049,643
4.3% 12/1/56		300,000	348,292
Dominion Energy, Inc. 7% 6/15/38		150,000	222,034
DTE Energy Co. 3.8% 3/15/27		1,010,000	1,141,704
Empresas Publicas de Medellin 4.375% 2/15/31 (Reg. S)		400,000	408,000
NiSource, Inc.:
2.95% 9/1/29		11,346,000	12,012,269
4.8% 2/15/44		190,000	231,989
5.95% 6/15/41		640,000	858,312
NorthWestern Energy Corp. 4.176% 11/15/44		260,000	297,612
Puget Energy, Inc.:
3.65% 5/15/25		324,000	353,286
4.1% 6/15/30		5,059,000	5,649,360
5.625% 7/15/22		4,555,000	4,799,619
6% 9/1/21		4,353,000	4,471,901
San Diego Gas & Electric Co.:
3.32% 4/15/50		910,000	950,496
3.6% 9/1/23		100,000	107,116
3.75% 6/1/47		710,000	796,177
Sempra Energy 4% 2/1/48		390,000	431,056
WEC Energy Group, Inc. 3 month U.S. LIBOR + 2.110% 2.3063% 5/15/67 (e)(f)		1,012,000	932,980
			62,876,892

TOTAL UTILITIES			223,743,328

TOTAL NONCONVERTIBLE BONDS
(Cost $4,200,533,357)			4,479,000,389

U.S. Government and Government Agency Obligations - 8.4%
U.S. Government Agency Obligations - 0.0%
Fannie Mae:
0.5% 6/17/25		$1,685,000	$1,678,488
0.625% 4/22/25		1,625,000	1,628,634
0.75% 10/8/27		980,000	956,058
0.875% 8/5/30		705,000	665,301
1.625% 10/15/24		1,295,000	1,351,713
1.625% 1/7/25		705,000	736,369
1.875% 9/24/26		355,000	374,057
2% 10/5/22		430,000	442,890
2.5% 2/5/24		665,000	707,655
2.875% 9/12/23		505,000	538,177
6.25% 5/15/29		255,000	351,919
6.625% 11/15/30		670,000	979,211
Federal Home Loan Bank:
3% 10/12/21		1,165,000	1,185,760
3.25% 11/16/28		1,815,000	2,082,606
Freddie Mac:
0.375% 4/20/23		885,000	889,601
0.375% 5/5/23		3,065,000	3,079,717
6.25% 7/15/32		40,000	59,600
Tennessee Valley Authority:
0.75% 5/15/25		845,000	845,936
2.875% 2/1/27		1,320,000	1,465,484
5.25% 9/15/39		150,000	214,280
7.125% 5/1/30		460,000	684,662

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			20,918,118

U.S. Treasury Obligations - 8.4%
U.S. Treasury Bills, yield at date of purchase 0.03% to 0.06% 4/1/21 to 8/12/21		577,000,000	576,908,286
U.S. Treasury Bonds:
1.25% 5/15/50		237,700,000	191,961,319
1.375% 11/15/40		43,895,000	39,258,591
1.375% 8/15/50		256,365,000	214,024,718
1.625% 11/15/50		29,450,000	26,187,492
1.875% 2/15/41		2,500,000	2,446,484
1.875% 2/15/51		68,330,000	64,699,969
3% 11/15/44		1,780,000	2,086,355
3% 2/15/47		16,720,000	19,756,378
3.625% 8/15/43		47,280,000	60,869,306
3.625% 2/15/44		2,660,000	3,429,322
3.75% 11/15/43		19,495,000	25,565,865
6.25% 8/15/23		11,080,000	12,731,613
stripped coupon:
0% 2/15/29		1,020,000	915,090
0% 2/15/36		1,100,000	822,279
0% 11/15/36		1,975,000	1,445,275
0% 5/15/39		5,425,000	3,695,993
0% 8/15/39		8,745,000	5,920,405
0% 8/15/40		22,665,000	14,965,507
0% 2/15/41		590,000	384,526
0% 11/15/41		850,000	540,316
0% 5/15/42		2,635,000	1,661,316
0% 8/15/42		490,000	306,290
0% 11/15/42		1,280,000	792,338
stripped principal 0% 8/15/47		6,300,000	3,529,685
U.S. Treasury Notes:
0.125% 6/30/22		309,500,000	309,608,808
0.125% 9/30/22		340,000	340,027
0.125% 11/30/22		1,110,000	1,110,000
0.125% 12/31/22		214,595,000	214,586,618
0.125% 1/31/23		495,340,000	495,281,951
0.125% 9/15/23		34,020,000	33,948,239
0.125% 2/15/24		14,795,000	14,730,272
0.25% 9/30/25		41,555,000	40,814,802
0.375% 4/30/25		33,015,000	32,778,994
0.375% 12/31/25		169,575,000	166,991,630
0.375% 1/31/26		205,400,000	202,062,250
0.5% 3/15/23		35,430,000	35,683,269
0.5% 2/28/26		447,000	442,320
0.75% 1/31/28		9,035,000	8,821,830
0.875% 11/15/30		168,992,000	161,123,310
1.125% 8/31/21		9,000,000	9,047,461
1.125% 2/15/31		106,999,000	104,374,181
1.375% 2/15/23		7,940,000	8,132,297
1.625% 11/15/22		42,535,000	43,619,975
1.625% 4/30/23		21,075,000	21,739,357
1.75% 9/30/22		15,955,000	16,363,847
1.875% 4/30/22		33,665,000	34,360,656
1.875% 9/30/22		1,213,000	1,246,594
2% 10/31/22		39,230,000	40,452,873
2% 2/15/25		10,415,000	11,027,695
2% 8/15/25		6,760,000	7,176,163
2.125% 6/30/22		20,330,000	20,872,398
2.125% 7/31/24		41,955,000	44,455,912
2.125% 5/15/25		33,680,000	35,899,459
2.625% 2/15/29		23,255,000	25,742,195
2.875% 5/15/28		43,880,000	49,188,451
3.125% 11/15/28		5,540,000	6,328,152

TOTAL U.S. TREASURY OBLIGATIONS			3,473,256,704

Other Government Related - 0.0%
Private Export Funding Corp. Secured 3.55% 1/15/24		755,000	820,061
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $3,555,335,680)			3,494,994,883

U.S. Government Agency - Mortgage Securities - 8.9%
Fannie Mae - 2.2%
12 month U.S. LIBOR + 1.550% 2.553% 6/1/36 (e)(f)		3,951	4,156
12 month U.S. LIBOR + 1.820% 3.111% 2/1/35 (e)(f)		77,527	81,533
12 month U.S. LIBOR + 1.950% 2.806% 7/1/37 (e)(f)		8,265	8,767
2% 8/1/31 to 2/1/51		31,228,744	31,847,479
2.5% 6/1/28 to 10/1/50 (g)		92,847,076	96,887,977
3% 2/1/27 to 9/1/50 (h)(i)(j)		333,189,586	354,647,422
3.5% 9/1/26 to 5/1/50 (g)(h)(i)(j)		148,282,568	160,517,450
4% 11/1/31 to 11/1/49		127,963,007	140,458,936
4.5% 6/1/24 to 9/1/49 (j)		55,672,643	61,874,533
5% 6/1/24 to 2/1/49		37,418,134	42,437,068
5.255% 8/1/41 (e)		316,287	358,474
5.5% 11/1/36 to 1/1/40		2,000,387	2,334,634
6% to 6% 2/1/34 to 1/1/42 (g)(h)(i)		12,206,936	14,432,017
6.5% 2/1/36		1,357	1,619
6.582% 2/1/39 (e)		239,027	265,258

TOTAL FANNIE MAE			906,157,323

Freddie Mac - 1.5%
6 month U.S. LIBOR + 2.680% 2.933% 10/1/35 (e)(f)		4,030	4,247
2% 1/1/32 to 2/1/51		26,839,218	27,166,164
2.5% 3/1/28 to 11/1/50		57,537,931	60,081,279
3% 10/1/28 to 8/1/50		183,545,508	195,780,224
3.5% 8/1/26 to 5/1/49 (j)		170,271,927	184,547,747
3.5% 8/1/47		8,186,060	8,829,702
4% 6/1/33 to 6/1/48		84,461,184	92,670,919
4.5% 7/1/25 to 12/1/48		31,475,060	34,900,736
5% 10/1/33 to 12/1/47		5,711,185	6,531,653
6% 7/1/37 to 9/1/38		151,391	180,301
6.5% 9/1/39		439,186	527,804

TOTAL FREDDIE MAC			611,220,776

Ginnie Mae - 2.4%
3.5% 9/20/40 to 8/20/50		112,202,864	120,566,190
4.5% 5/15/39 to 3/20/49		50,140,425	55,417,877
5.5% 6/15/36 to 3/20/41		181,605	209,914
2% 12/20/50 to 2/20/51		6,885,445	7,000,056
2% 3/1/51 (c)		6,200,000	6,296,293
2% 3/1/51 (c)		6,500,000	6,600,952
2% 3/1/51 (c)		3,700,000	3,757,465
2% 3/1/51 (c)		3,100,000	3,148,146
2% 3/1/51 (c)		3,650,000	3,706,689
2% 3/1/51 (c)		3,950,000	4,011,348
2% 3/1/51 (c)		8,600,000	8,733,567
2% 3/1/51 (c)		3,200,000	3,249,700
2% 3/1/51 (c)		4,550,000	4,620,667
2% 3/1/51 (c)		6,050,000	6,143,963
2% 3/1/51 (c)		9,050,000	9,190,556
2% 3/1/51 (c)		1,450,000	1,472,520
2% 3/1/51 (c)		2,100,000	2,132,615
2% 3/1/51 (c)		3,550,000	3,605,135
2% 3/1/51 (c)		5,350,000	5,433,091
2% 3/1/51 (c)		7,500,000	7,616,483
2% 3/1/51 (c)		4,200,000	4,265,231
2% 3/1/51 (c)		4,800,000	4,874,549
2% 4/1/51 (c)		14,900,000	15,100,566
2% 4/1/51 (c)		7,450,000	7,550,283
2% 4/1/51 (c)		10,600,000	10,742,684
2% 4/1/51 (c)		5,300,000	5,371,342
2% 4/1/51 (c)		28,850,000	29,238,344
2% 4/1/51 (c)		34,500,000	34,964,398
2% 4/1/51 (c)		41,675,000	42,235,979
2.5% 8/20/46 to 12/20/50		28,427,220	29,575,865
2.5% 3/1/51 (c)		2,200,000	2,284,597
2.5% 3/1/51 (c)		9,700,000	10,072,998
2.5% 3/1/51 (c)		4,900,000	5,088,422
2.5% 3/1/51 (c)		3,200,000	3,323,051
2.5% 3/1/51 (c)		1,550,000	1,609,603
2.5% 3/1/51 (c)		5,500,000	5,711,494
2.5% 3/1/51 (c)		1,650,000	1,713,448
2.5% 3/1/51 (c)		17,850,000	18,536,393
2.5% 3/1/51 (c)		11,200,000	11,630,678
2.5% 3/1/51 (c)		3,900,000	4,049,968
2.5% 4/1/51 (c)		5,500,000	5,699,248
2.5% 4/1/51 (c)		9,300,000	9,636,910
2.5% 4/1/51 (c)		9,700,000	10,051,401
2.5% 4/1/51 (c)		3,000,000	3,108,681
2.5% 4/1/51 (c)		21,025,000	21,786,671
2.5% 4/1/51(c)		18,900,000	19,584,688
2.5% 4/1/51 (c)		20,300,000	21,035,406
2.5% 4/1/51 (c)		19,000,000	19,688,311
2.5% 4/1/51 (c)		16,775,000	17,382,706
3% 8/20/42 to 11/20/50		131,217,619	137,595,734
3% 3/1/51 (c)		3,100,000	3,229,509
3% 3/1/51 (c)		2,700,000	2,812,798
3% 3/1/51 (c)		9,700,000	10,105,238
3% 3/1/51 (c)		7,750,000	8,073,773
3% 3/1/51 (c)		2,300,000	2,396,087
3% 3/1/51 (c)		7,000,000	7,292,440
3% 3/1/51 (c)		4,450,000	4,635,908
3% 3/1/51 (c)		5,600,000	5,833,952
3% 3/1/51 (c)		1,750,000	1,823,110
3% 3/1/51 (c)		4,900,000	5,104,708
3% 3/1/51 (c)		6,900,000	7,188,262
3% 3/1/51 (c)		6,100,000	6,354,840
3% 3/1/51 (c)		4,900,000	5,104,708
3% 3/1/51 (c)		5,100,000	5,313,063
4% 5/20/40 to 5/20/49		119,584,666	130,704,094
5% 6/20/34 to 6/20/48		20,638,479	23,037,201

TOTAL GINNIE MAE			1,005,432,567

Uniform Mortgage Backed Securities - 2.8%
1.5% 3/1/36 (c)		4,500,000	4,557,640
1.5% 3/1/36 (c)		7,700,000	7,798,628
1.5% 3/1/36 (c)		3,700,000	3,747,393
1.5% 3/1/36 (c)		1,475,000	1,493,893
1.5% 3/1/36 (c)		1,250,000	1,266,011
1.5% 3/1/36 (c)		4,600,000	4,658,920
1.5% 3/1/36 (c)		3,650,000	3,696,752
1.5% 3/1/36 (c)		3,950,000	4,000,595
1.5% 3/1/36 (c)		1,250,000	1,266,011
1.5% 3/1/36 (c)		1,350,000	1,367,292
1.5% 4/1/36 (c)		16,600,000	16,784,094
1.5% 4/1/36 (c)		3,275,000	3,311,320
1.5% 4/1/36 (c)		17,475,000	17,668,798
1.5% 4/1/36 (c)		14,275,000	14,433,310
1.5% 4/1/36 (c)		3,975,000	4,019,083
1.5% 3/1/51 (c)		8,000,000	7,865,811
1.5% 3/1/51(c)		2,500,000	2,458,066
1.5% 4/1/51 (c)		18,250,000	17,906,099
2% 4/1/36 (c)		5,225,000	5,399,333
2% 4/1/36 (c)		12,425,000	12,839,563
2% 4/1/36 (c)		13,050,000	13,485,416
2% 4/1/36 (c)		6,725,000	6,949,381
2% 4/1/36 (c)		15,925,000	16,456,341
2% 3/1/51 (c)		3,700,000	3,735,222
2% 3/1/51 (c)		4,800,000	4,845,694
2% 3/1/51 (c)		3,550,000	3,583,794
2% 3/1/51 (c)		4,200,000	4,239,982
2% 3/1/51 (c)		9,050,000	9,136,151
2% 3/1/51 (c)		3,100,000	3,129,510
2% 3/1/51 (c)		3,700,000	3,735,222
2% 3/1/51 (c)		8,000,000	8,076,156
2% 3/1/51 (c)		3,200,000	3,230,462
2% 3/1/51 (c)		5,400,000	5,451,405
2% 3/1/51 (c)		5,500,000	5,552,357
2% 3/1/51 (c)		5,400,000	5,451,405
2% 3/1/51 (c)		14,400,000	14,537,081
2% 3/1/51 (c)		8,400,000	8,479,964
2% 3/1/51 (c)		2,600,000	2,624,751
2% 3/1/51 (c)		5,300,000	5,350,453
2% 3/1/51 (c)		3,100,000	3,129,510
2% 3/1/51 (c)		25,325,000	25,566,081
2% 3/1/51 (c)		11,925,000	12,038,520
2% 3/1/51 (c)		16,050,000	16,202,788
2% 3/1/51 (c)		1,700,000	1,716,183
2% 4/1/51 (c)		11,000,000	11,081,081
2% 4/1/51 (c)		8,600,000	8,663,391
2% 4/1/51 (c)		17,600,000	17,729,730
2% 4/1/51 (c)		15,150,000	15,261,671
2% 4/1/51 (c)		17,600,000	17,729,730
2% 4/1/51 (c)		15,150,000	15,261,671
2% 4/1/51 (c)		10,350,000	10,426,290
2% 4/1/51 (c)		20,625,000	20,777,027
2% 4/1/51 (c)		11,975,000	12,063,268
2% 4/1/51 (c)		3,175,000	3,198,403
2% 4/1/51 (c)		26,550,000	26,745,700
2% 4/1/51 (c)		12,450,000	12,541,769
2% 4/1/51 (c)		34,075,000	34,326,167
2% 4/1/51 (c)		4,125,000	4,155,405
2% 4/1/51 (c)		6,225,000	6,270,884
2% 4/1/51 (c)		32,525,000	32,764,742
2% 4/1/51 (c)		3,700,000	3,727,273
2% 4/1/51 (c)		6,225,000	6,270,884
2% 4/1/51 (c)		1,700,000	1,712,531
2% 4/1/51 (c)		16,700,000	16,823,096
2% 4/1/51 (c)		11,800,000	11,886,978
2% 4/1/51 (c)		21,925,000	22,086,609
2% 4/1/51 (c)		10,800,000	10,879,607
2% 4/1/51 (c)		27,925,000	28,130,835
2.5% 3/1/51 (c)		6,300,000	6,532,805
2.5% 3/1/51 (c)		6,400,000	6,636,500
2.5% 3/1/51 (c)		1,900,000	1,970,211
2.5% 3/1/51 (c)		6,250,000	6,480,957
2.5% 3/1/51 (c)		6,750,000	6,999,433
2.5% 3/1/51 (c)		11,800,000	12,236,047
2.5% 3/1/51 (c)		8,800,000	9,125,187
2.5% 3/1/51 (c)		3,200,000	3,318,250
2.5% 3/1/51 (c)		23,100,000	23,953,617
2.5% 3/1/51 (c)		4,900,000	5,081,070
2.5% 3/1/51 (c)		2,000,000	2,073,906
2.5% 3/1/51 (c)		1,800,000	1,866,516
2.5% 3/1/51 (c)		4,275,000	4,432,975
2.5% 3/1/51 (c)		11,200,000	11,613,875
2.5% 3/1/51 (c)		17,850,000	18,509,613
2.5% 3/1/51 (c)		725,000	751,791
2.5% 3/1/51 (c)		5,500,000	5,703,242
2.5% 4/1/51 (c)		5,000,000	5,173,828
2.5% 4/1/51 (c)		7,000,000	7,243,359
2.5% 4/1/51 (c)		3,500,000	3,621,680
2.5% 4/1/51 (c)		12,000,000	12,417,187
2.5% 4/1/51 (c)		11,650,000	12,055,019
2.5% 4/1/51 (c)		12,500,000	12,934,570
2.5% 4/1/51 (c)		65,225,000	67,492,586
3% 3/1/51 (c)		3,200,000	3,350,875
3% 3/1/51 (c)		4,100,000	4,293,308
3% 3/1/51 (c)		4,400,000	4,607,453
3% 3/1/51 (c)		4,900,000	5,131,027
3% 3/1/51 (c)		16,150,000	16,911,447
3% 3/1/51 (c)		6,550,000	6,858,822
3% 3/1/51 (c)		20,100,000	21,047,683
3% 3/1/51 (c)		8,150,000	8,534,259
3% 3/1/51 (c)		4,900,000	5,131,027
3% 3/1/51 (c)		12,075,000	12,644,317
3% 3/1/51 (c)		6,850,000	7,172,967
3% 3/1/51 (c)		10,500,000	10,995,058
3% 3/1/51 (c)		3,600,000	3,769,734
3% 3/1/51 (c)		5,550,000	5,811,674
3% 3/1/51 (c)		3,300,000	3,455,590
3% 3/1/51 (c)		4,100,000	4,293,308
3% 3/1/51 (c)		3,400,000	3,560,305
3% 3/1/51 (c)		6,925,000	7,251,503
3% 3/1/51 (c)		4,000,000	4,188,594
3% 3/1/51 (c)		7,700,000	8,063,043
3% 3/1/51 (c)		1,200,000	1,256,578
3% 3/1/51 (c)		12,700,000	13,298,785
3% 4/1/51 (c)		8,850,000	9,268,646
3% 4/1/51 (c)		9,200,000	9,635,202
3% 4/1/51 (c)		14,000,000	14,662,264
3% 4/1/51 (c)		14,600,000	15,290,647
3% 4/1/51 (c)		7,925,000	8,299,889
3% 4/1/51 (c)		17,775,000	18,615,839
3% 4/1/51 (c)		6,400,000	6,702,749
3% 4/1/51 (c)		13,700,000	14,348,073
3.5% 3/1/51 (c)		1,125,000	1,193,467
3.5% 3/1/51 (c)		50,000	53,043
3.5% 3/1/51 (c)		50,000	53,043
3.5% 3/1/51 (c)		25,000	26,521

TOTAL UNIFORM MORTGAGE BACKED SECURITIES			1,181,758,147

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $3,653,578,210)			3,704,568,813

Asset-Backed Securities - 1.8%
AASET Trust:
Series 2018-1A Class A, 3.844% 1/16/38 (b)		$3,062,458	$3,046,749
Series 2019-1 Class A, 3.844% 5/15/39 (b)		5,091,419	5,138,820
Series 2019-2:
Class A, 3.376% 10/16/39 (b)		7,673,650	7,718,755
Class B, 4.458% 10/16/39 (b)		1,399,951	1,318,857
Accredited Mortgage Loan Trust Series 2006-1 Class M1, 1 month U.S. LIBOR + 0.330% 0.625% 4/25/36 (e)(f)		2,414,000	2,237,801
Aegis Asset Backed Securities Trust Series 2005-5 Class M1, 1 month U.S. LIBOR + 0.640% 0.5476% 12/25/35 (f)		11,165,000	10,944,181
Affirm, Inc. Series 2021-A Class A, 0.88% 8/15/25 (b)		2,207,000	2,208,866
Aimco Series 2019-10A Class A, 3 month U.S. LIBOR + 1.320% 1.5424% 7/22/32 (b)(e)(f)		10,856,000	10,863,914
AIMCO CLO Ltd. Series 2020-11A Class A1, 3 month U.S. LIBOR + 1.380% 1.6046% 10/15/31 (b)(e)(f)		5,211,000	5,221,083
Allegany Park CLO, Ltd. / Allegany Series 2020-1A Class A, 3 month U.S. LIBOR + 1.330% 1.554% 1/20/33 (b)(e)(f)		3,880,000	3,892,203
Ameriquest Mortgage Securities, Inc. Series 2004-R10 Class M3, 1 month U.S. LIBOR + 1.200% 1.3176% 11/25/34 (e)(f)		3,108,480	3,062,788
AMSR Trust Series 2019-SFR1 Class A, 2.774% 1/19/39 (b)		700,000	729,560
Apollo Aviation Securitization Equity Trust Series 2020-1A:
Class A, 3.351% 1/16/40 (b)		3,654,462	3,654,799
Class B, 4.335% 1/16/40 (b)		609,253	573,133
Ares CLO Series 2019-54A Class A, 3 month U.S. LIBOR + 1.320% 1.5613% 10/15/32 (b)(e)(f)		7,102,000	7,116,694
Ares LV CLO Ltd. Series 2020-55A Class A1, 3 month U.S. LIBOR + 1.700% 1.9413% 4/15/31 (b)(e)(f)		6,330,000	6,344,951
Ares XLI CLO Ltd. / Ares XLI CLO LLC Series 2016-41A Class AR, 3 month U.S. LIBOR + 1.200% 1.4413% 1/15/29 (b)(e)(f)		9,133,000	9,130,717
Ares XXXIV CLO Ltd. Series 2020-2A Class AR2, 3 month U.S. LIBOR + 1.250% 1.4734% 4/17/33 (b)(e)(f)		15,169,000	15,219,543
Argent Securities, Inc. pass-thru certificates:
Series 2005-W2 Class A2C, 1 month U.S. LIBOR + 0.720% 0.4776% 10/25/35 (e)(f)		45,840	45,840
Series 2005-W5 Class A2D, 1 month U.S. LIBOR + 0.640% 0.7576% 1/25/36 (e)(f)		3,137,505	3,017,071
Atlas Senior Loan Fund XVI, Ltd. / Atlas Senior Loan Fund XVI LLC Series 2021-16A Class A, 3 month U.S. LIBOR + 1.270% 0% 1/20/34 (b)(e)(f)		2,000,000	2,000,612
Babson CLO Ltd./Cayman Islands Series 2020-1A Class A1, 3 month U.S. LIBOR + 1.400% 1.6413% 10/15/32 (b)(e)(f)		8,259,000	8,280,234
Battalion CLO X Ltd. / Battalion CLO X LLC Series 2021-10A Class A1R2, 3 month U.S. LIBOR + 1.170% 0% 1/25/35 (b)(e)(f)		12,000,000	12,000,000
Beechwood Park CLO Ltd. Series 2019-1A Class A1, 3 month U.S. LIBOR + 1.330% 1.5534% 1/17/33 (b)(e)(f)		3,340,000	3,354,606
Bellemeade Re Ltd. Series 2019-4A Class M1A, 1 month U.S. LIBOR + 1.400% 1.5176% 10/25/29 (b)(e)(f)		3,882,508	3,888,408
Blackbird Capital Aircraft Series 2016-1A:
Class A, 4.213% 12/16/41 (b)		8,162,110	8,184,736
Class AA, 2.487% 12/16/41 (b)(e)		1,352,719	1,356,951
BlackRock Rainier CLO VI, Ltd. / BlackRock Rainier CLO VI LLC Series 2021-6A Class A, 3 month U.S. LIBOR + 1.700% 1.8876% 4/20/33 (b)(e)(f)		8,500,000	8,500,000
BlueMountain CLO XXVIII, Ltd. / BlueMountain CLO XXVIII LLC Series 2021-28A Class A, 3 month U.S. LIBOR + 1.260% 0% 4/15/34 (b)(c)(e)(f)		3,000,000	3,007,500
Bristol Park CLO, Ltd. Series 2020-1A Class AR, 3 month U.S. LIBOR + 0.990% 1.2313% 4/15/29 (b)(e)(f)		8,338,000	8,335,273
CarMax Auto Owner Trust Series 2021-1 Class D, 1.28% 7/15/27		200,000	198,382
Carrington Mortgage Loan Trust Series 2005-FRE1:
Class M1, 1 month U.S. LIBOR + 0.700% 0.8226% 12/25/35 (e)(f)		4,708,634	4,663,359
Class M2, 1 month U.S. LIBOR + 0.730% 0.8526% 12/25/35 (f)		10,000,000	9,358,565
Cascade Funding Mortgage Trust:
Series 2020-HB2 Class A, 3.4047% 4/25/30 (b)		6,290,262	6,358,719
Series 2020-HB3 Class A, 2.8115% 5/25/30 (b)(e)		445,566	449,863
Castlelake Aircraft Securitization Trust Series 2019-1A:
Class A, 3.967% 4/15/39 (b)		7,182,919	7,196,950
Class B, 5.095% 4/15/39 (b)		3,409,346	3,286,313
Castlelake Aircraft Structured Trust Series 2018-1 Class A, 4.125% 6/15/43 (b)		6,542,385	6,590,673
Cedar Funding Ltd.:
Series 2019-10A Class A, 3 month U.S. LIBOR + 1.340% 1.564% 10/20/32 (b)(e)(f)		5,957,000	5,987,017
Series 2019-11A Class A1A, 3 month U.S. LIBOR + 1.350% 1.5744% 5/29/32 (b)(e)(f)		4,370,000	4,380,204
Cedar Funding XII CLO Ltd. / Cedar Funding XII CLO LLC Series 2020-12A Class A, 3 month U.S. LIBOR + 1.270% 1.5101% 10/25/32 (b)(e)(f)		3,330,000	3,341,758
CEDF Series 2018-6A Class AR, 3 month U.S. LIBOR + 1.090% 1.314% 10/20/28 (b)(e)(f)		1,430,000	1,430,652
Cent CLO Ltd. / Cent CLO Series 2020-29A Class A1N, 3 month U.S. LIBOR + 1.700% 1.924% 7/20/31 (b)(e)(f)		6,998,000	7,035,404
Citi Mortgage Loan Trust Series 2007-1 Class 1A, 1 month U.S. LIBOR + 1.350% 1.4676% 10/25/37 (b)(e)(f)		1,990,645	2,001,286
Citibank Credit Card Issuance Trust:
Series 2018-A3 Class A3, 3.29% 5/23/25		700,000	746,128
Series 2018-A7 Class A7, 3.96% 10/13/30		2,100,000	2,476,046
CNH Equipment Trust Series 2019-C Class A2, 1.99% 3/15/23		1,507,388	1,514,393
Consumer Lending Receivables Trust Series 2019-A Class A, 3.52% 4/15/26 (b)		194,464	194,951
Consumer Loan Underlying Bond Credit Trust:
Series 2018-P3 Class A, 3.82% 1/15/26 (b)		545,215	546,428
Series 2019-HP1 Class A, 2.59% 12/15/26 (b)		4,348,608	4,400,739
Series 2019-P1 Class A, 2.94% 7/15/26 (b)		797,208	800,982
CoreVest American Finance Trust Series 2020-2 Class B, 4.244% 5/15/52 (b)		3,200,000	3,528,582
CPS Auto Receivables Trust Series 2019-D Class A, 2.17% 12/15/22 (b)		185,273	185,570
DB Master Finance LLC Series 2017-1A:
Class A2I, 3.629% 11/20/47 (b)		4,196,220	4,290,257
Class A2II, 4.03% 11/20/47 (b)		7,092,640	7,514,014
Dryden 68 CLO Ltd. 3 month U.S. LIBOR + 1.310% 1.5513% 7/15/32 (b)(e)(f)		5,220,000	5,223,748
Dryden CLO, Ltd.:
Series 2019-75A Class AR, 3 month U.S. LIBOR + 1.200% 1.4413% 7/15/30 (b)(e)(f)		3,230,000	3,229,193
Series 2019-76A Class A1, 3 month U.S. LIBOR + 1.330% 1.554% 10/20/32 (b)(e)(f)		7,395,000	7,425,179
Dryden CLO, Ltd. / Dryden CLO, LLC Series 2020-85A Class A1, 3 month U.S. LIBOR + 1.350% 1.5633% 10/15/32 (b)(e)(f)		5,609,000	5,629,321
Dryden Senior Loan Fund:
Series 2019-72A Class A, 3 month U.S. LIBOR + 1.330% 1.5238% 5/15/32 (b)(e)(f)		7,149,000	7,152,925
Series 2020-78A Class A, 3 month U.S. LIBOR + 1.180% 1.4034% 4/17/33 (b)(e)(f)		5,400,000	5,435,608
Eaton Vance CLO, Ltd.:
Series 2020-1A Class A, 3 month U.S. LIBOR + 1.650% 1.8913% 10/15/30 (b)(e)(f)		6,500,000	6,524,856
Series 2020-2A Class A1, 3 month U.S. LIBOR + 1.370% 1.5603% 10/15/32 (b)(e)(f)		5,900,000	5,909,930
Eaton Vance CLO, Ltd. / Eaton Vance CLO LLC Series 2021-1A Class A13R, 3 month U.S. LIBOR + 1.250% 1.4101% 1/15/34 (b)(e)(f)		7,240,000	7,240,000
EFS Volunteer No. 2 LLC Series 2012-1 Class A2, 1 month U.S. LIBOR + 1.350% 1.48% 3/25/36 (b)(e)(f)		1,314,900	1,334,087
Encore Credit Receivables Trust Series 2005-4 Class M4, 1 month U.S. LIBOR + 0.900% 1.0176% 1/25/36 (e)(f)		4,800,000	4,723,789
Enterprise Fleet Financing, LLC Series 2021-1 Class A2, 0.44% 12/21/26 (b)		6,174,000	6,171,848
Exeter Automobile Receivables Trust Series 2019-4A Class A, 2.18% 1/17/23 (b)		177,929	178,114
Finance of America HECM Buyout Series 2021-HB1 Class A, 0.8754% 2/25/31 (b)(e)		4,361,000	4,361,000
Flatiron CLO Ltd. Series 2019-1A Class A, 3 month U.S. LIBOR + 1.320% 1.5138% 11/16/32 (b)(e)(f)		7,901,000	7,925,035
Flatiron CLO Ltd. / Flatiron CLO LLC Series 2020-1A Class A, 3 month U.S. LIBOR + 1.300% 1.5483% 11/20/33 (b)(e)(f)		5,700,000	5,749,305
Henley CLO IV DAC Series 2021-4A Class A, 3 month EURIBOR + 0.900% 0% 4/25/34 (b)(c)(e)(f)	EUR	2,000,000	2,416,478
Hertz Fleet Lease Funding LP Series 2017-1 Class A1, 1 month U.S. LIBOR + 0.650% 0.7705% 4/10/31 (b)(e)(f)		255,680	255,841
Home Re, Ltd. Series 2021-1:
Class M1A, 1 month U.S. LIBOR + 1.050% 1.1729% 7/25/33 (b)(e)(f)		305,000	305,139
Class M1B, 1 month U.S. LIBOR + 1.550% 1.6729% 7/25/33 (b)(e)(f)		165,000	165,069
Class M1C, 1 month U.S. LIBOR + 2.300% 2.4229% 7/25/33 (b)(e)(f)		745,000	745,493
Horizon Aircraft Finance I Ltd. Series 2018-1 Class A, 4.458% 12/15/38 (b)		3,567,482	3,602,360
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (b)		4,344,807	4,356,327
HSI Asset Securitization Corp. Trust Series 2007-HE1 Class 1A1, 1 month U.S. LIBOR + 0.140% 0.2576% 1/25/37 (e)(f)		3,195,960	2,854,720
Invesco Euro CLO I DAC Series 2021-1A Class A1R, 3 month EURIBOR + 0.650% 0% 7/15/31 (b)(e)(f)	EUR	10,000,000	12,062,484
Invitation Homes Trust Series 2018-SFR4 Class A, 1 month U.S. LIBOR + 1.100% 1.206% 1/17/38 (b)(e)(f)		5,499,612	5,543,726
JMP Credit Advisors CLO IV, Ltd. / JMP Credit Advisors CLO IV LLC Series 2019-1A Class AR, 3 month U.S. LIBOR + 1.280% 1.5034% 7/17/29 (b)(e)(f)		1,970,236	1,970,938
Lanark Master Issuer PLC Series 2020-1A Class 1A, 2.277% 12/22/69 (b)(e)		6,383,000	6,546,507
LCM XXIV Ltd. / LCM XXIV LLC Series 2021-24A Class AR, 3 month U.S. LIBOR + 0.980% 0% 3/20/30 (b)(e)(f)		7,500,000	7,500,000
Madison Park Funding Ltd.:
Series 2019-37A Class A1, 3 month U.S. LIBOR + 1.300% 1.5413% 7/15/32 (b)(e)(f)		9,143,000	9,149,226
Series 2021-10A Class AR3, 3 month U.S. LIBOR + 1.010% 1.2097% 1/20/29 (b)(e)(f)		3,000,000	3,000,192
Madison Park Funding XLV Ltd./Madison Park Funding XLV LLC Series 2020-45A Class A, 3 month U.S. LIBOR + 1.650% 1.8913% 7/15/31 (b)(e)(f)		7,030,000	7,045,691
Madison Park Funding XVII, Ltd. Series 2021-17A Class AR2, 3 month U.S. LIBOR + 1.000% 0% 7/21/30 (b)(e)(f)		7,000,000	6,998,250
Madison Park Funding XXXIII Ltd. Series 2019-33A Class A, 3 month U.S. LIBOR + 1.330% 1.5713% 10/15/32 (b)(e)(f)		3,846,000	3,867,226
Magnetite VII Ltd. Series 2018-7A Class A1R2, 3 month U.S. LIBOR + 0.800% 1.0413% 1/15/28 (b)(e)(f)		6,968,000	6,971,338
Magnetite XXI Ltd.:
Series 2019-21A Class A, 3 month U.S. LIBOR + 1.280% 1.504% 4/20/30 (b)(e)(f)		7,784,000	7,785,308
Series 2019-24A Class A, 3 month U.S. LIBOR + 1.330% 1.5713% 1/15/33 (b)(e)(f)		17,576,000	17,630,907
Marlette Funding Trust:
Series 2019-4A Class A, 2.39% 12/17/29 (b)		1,778,309	1,793,387
Series 2020-1A Class A, 2.24% 3/15/30 (b)		935,857	940,582
MASTR Asset Backed Securities Trust:
Series 2005-NC2 Class A4, 1 month U.S. LIBOR + 0.700% 0.4676% 11/25/35 (e)(f)		11,478,849	8,721,869
Series 2005-WF1 Class M7, 1 month U.S. LIBOR + 1.720% 1.2676% 6/25/35 (e)(f)		1,816,559	1,846,505
MDPK Series 2021-48A Class A, 3 month U.S. LIBOR + 1.150% 0% 4/19/33 (b)(e)(f)		5,000,000	5,001,970
Metlife Securitization Trust Series 2019-1A Class A1A, 3.75% 4/25/58 (b)		2,685,886	2,789,757
MidOcean Credit CLO V Series 2018-5A Class AR, 3 month U.S. LIBOR + 1.120% 1.3434% 7/19/28 (b)(e)(f)		1,568,418	1,568,534
Milos CLO, Ltd. Series 2020-1A Class AR, 3 month U.S. LIBOR + 1.070% 1.294% 10/20/30 (b)(e)(f)		8,353,000	8,356,166
Morgan Stanley ABS Capital I Trust:
Series 2006-HE4 Class A4, 1 month U.S. LIBOR + 0.480% 0.5976% 6/25/36 (f)		4,429,352	2,969,514
Series 2007-NC3 Class A2D, 1 month U.S. LIBOR + 0.260% 0.3776% 5/25/37 (e)(f)		2,710,296	2,333,102
Mortgage Repurchase Agreement Financing Trust Series 2020-5 Class A1, 1 month U.S. LIBOR + 1.000% 1.1205% 8/10/23 (b)(e)(f)		12,613,000	12,579,172
Mountain View CLO XIV, Ltd. Series 2019-1A Class B, 3 month U.S. LIBOR + 2.000% 2.2413% 4/15/29 (b)(e)(f)		1,250,000	1,242,001
Nationstar HECM Loan Trust:
Series 2019-1A Class A, 2.6513% 6/25/29 (b)		1,488,823	1,491,390
Series 2020-1A Class A1, 1.2686% 9/25/30 (b)		7,891,209	7,880,548
Nationstar Home Equity Loan Trust Series 2006-B Class M2, 1 month U.S. LIBOR + 0.360% 0.4776% 9/25/36 (e)(f)		8,141,000	7,660,880
Navient Private Education Refi Loan Trust Series 2021-A Class B, 2.24% 5/15/69 (b)		100,000	98,542
Navient Student Loan Trust:
Series 2015-1 Class A2, 1 month U.S. LIBOR + 0.600% 0.7176% 4/25/40 (e)(f)		472,044	467,223
Series 2016-2A Class A3, 1 month U.S. LIBOR + 1.500% 1.6176% 6/25/65 (b)(e)(f)		1,475,000	1,526,468
New Century Home Equity Loan Trust Series 2005-4 Class M2, 1 month U.S. LIBOR + 0.760% 0.8826% 9/25/35 (e)(f)		9,979	9,974
Newcastle Mortgage Securities Trust Series 2007-1 Class 2A3, 1 month U.S. LIBOR + 0.230% 0.3476% 4/25/37 (f)		5,080,078	4,958,511
Niagara Park CLO, Ltd. Series 2019-1A Class A, 3 month U.S. LIBOR + 1.300% 1.5234% 7/17/32 (b)(e)(f)		8,530,000	8,539,332
Octagon Investment Partners 31, Ltd. / Octagon Investment Partners 31 LLC Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.050% 1.274% 7/20/30 (b)(e)(f)		3,000,000	2,999,247
Palmer Square CLO, Ltd. Series 2021-1A Class A1, 3 month U.S. LIBOR + 1.190% 0% 4/20/34 (b)(c)(e)(f)		6,000,000	6,000,000
Park Avenue Institutional Advisers CLO, Ltd. Series 2021-1A Class A1R, 3 month U.S. LIBOR + 1.240% 1.4376% 2/14/34 (b)(e)(f)		2,000,000	2,001,568
Planet Fitness Master Issuer LLC Series 2019-1A Class A2, 3.858% 12/5/49 (b)		6,152,850	5,866,127
Progress Residential Trust Series 2019-SFR1 Class A, 3.422% 8/17/35 (b)		8,831,278	9,060,035
Prosper Marketplace Issuance Trust:
Series 2019-3A Class A, 3.19% 7/15/25 (b)		432,898	433,718
Series 2019-4A Class A, 2.48% 2/17/26 (b)		657,341	659,517
Recette CLO, Ltd. Series 2021-1A Class ARR, 3 month U.S. LIBOR + 1.080% 0% 4/20/34 (b)(e)(f)		4,700,000	4,700,000
RMF Buyout Issuance Trust Series 2020-1 Class A, 2.1582% 2/25/30 (b)		157,749	158,303
Santander Drive Auto Receivables Trust Series 2021-1 Class D, 1.13% 11/16/26		2,800,000	2,789,578
Sapphire Aviation Finance Series 2020-1A:
Class A, 3.228% 3/15/40 (b)		7,002,143	6,981,392
Class B, 4.335% 3/15/40 (b)		665,815	599,860
Saratoga Investment Corp. CLO, Ltd. / Saratoga Investment Corp. CLO, Inc. Series 2021-1A Class AR3, 3 month U.S. LIBOR + 1.320% 0% 4/20/33 (b)(e)(f)		12,000,000	12,000,000
SBA Tower Trust:
Series 2019, 2.836% 1/15/50 (b)		8,004,000	8,474,141
1.884% 7/15/50 (b)		2,753,000	2,839,454
2.328% 7/15/52 (b)		2,105,000	2,178,428
Securitized Asset Backed Receivables LLC Trust Series 2006-CB5 Class A3, 1 month U.S. LIBOR + 0.280% 0.3976% 6/25/36 (e)(f)		2,878,886	2,246,047
Sixth Street CLO XVII, Ltd. / Sixth Street CLO XVII LLC Series 2021-17A Class A, 3 month U.S. LIBOR + 1.240% 0% 1/20/34 (b)(c)(e)(f)		5,000,000	5,001,475
SoFi Consumer Loan Program Trust Series 2019-4 Class A, 2.45% 8/25/28 (b)		3,298,957	3,331,210
Soundview Home Loan Trust Series 2007-NS1 Class A4, 1 month U.S. LIBOR + 0.300% 0.4176% 1/25/37 (e)(f)		7,309,000	6,863,345
Stratus CLO Ltd. Series 2020-1A Class A, 3 month U.S. LIBOR + 1.980% 2.204% 5/1/28 (b)(e)(f)		9,073,866	9,080,608
Symphony CLO XXIII Ltd. Series 2020-23A Class A, 3 month U.S. LIBOR + 1.320% 1.4867% 1/15/34 (b)(e)(f)		3,410,000	3,416,005
Taconic Park CLO, Ltd. Series 2020-1A Class A1R, 3 month U.S. LIBOR + 1.000% 1.224% 1/20/29 (b)(e)(f)		5,538,000	5,547,116
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 0.5476% 9/25/34 (e)(f)		3,983	3,705
TH MSR Issuer Trust Series 2019-FT1 Class A, 1 month U.S. LIBOR + 2.800% 2.9176% 6/25/24 (b)(e)(f)		1,250,000	1,245,994
Thunderbolt Aircraft Lease Ltd. Series 2018-A Class A, 4.147% 9/15/38 (b)(e)		9,813,778	9,790,740
Thunderbolt III Aircraft Lease Ltd. Series 2019-1 Class A, 3.671% 11/15/39 (b)		10,023,198	9,950,557
Towd Point Mortgage Trust:
Series 2018-3 Class A1, 3.75% 5/25/58 (b)		5,287,892	5,588,819
Series 2018-6 Class A1A, 3.75% 3/25/58 (b)		4,170,376	4,334,220
Series 2019-1 Class A1, 3.7412% 3/25/58 (b)(e)		2,188,231	2,329,023
Series 2019-MH1 Class A1, 3% 11/25/58 (b)		1,482,379	1,519,058
Series 2020-4 Class A1, 1.75% 10/25/60 (b)		6,907,388	7,043,545
Tralee CLO VII Ltd. / Tralee CLO VII LLC Series 2021-7A Class A1, 3 month U.S. LIBOR + 1.320% 0% 4/25/34 (e)(f)		12,000,000	12,000,000
Upgrade Receivables Trust Series 2019-2A Class A, 2.77% 10/15/25 (b)		309,116	309,506
Upstart Securitization Trust Series 2021-1 Class A, 0.87% 3/20/31 (b)		910,000	910,941
Verde CLO Ltd. Series 2019-1A Class A, 3 month U.S. LIBOR + 1.350% 1.5913% 4/15/32 (b)(e)(f)		8,662,000	8,661,922
VOLT XCIV LLC Series 2021-NPL3 Class A1, 2.2395% 2/27/51 (b)		6,441,123	6,437,789
Voya Series 2020-1A Class A, 3 month U.S. LIBOR + 1.700% 1.9234% 7/16/31 (b)(e)(f)		8,112,000	8,134,089
Voya CLO Ltd.:
Series 2017-1A Class A1, 3 month U.S. LIBOR + 1.250% 1.4734% 4/17/30 (b)(e)(f)		2,826,000	2,833,065
Series 2019-2A Class A, 3 month U.S. LIBOR + 1.270% 1.494% 7/20/32 (b)(e)(f)		8,868,000	8,875,032
Voya CLO Ltd./Voya CLO LLC:
Series 2020-2A Class A1, 3 month U.S. LIBOR + 1.600% 1.8234% 7/19/31 (b)(e)(f)		6,400,000	6,413,152
Series 2020-3A Class A1, 3 month U.S. LIBOR + 1.300% 1.4965% 10/20/31 (b)(e)(f)		7,500,000	7,541,498
TOTAL ASSET-BACKED SECURITIES
(Cost $730,629,263)			733,784,294

Collateralized Mortgage Obligations - 0.6%
Private Sponsor - 0.4%
Alternative Loan Trust floater Series 2007-OH3 Class A1B, 1 month U.S. LIBOR + 0.220% 0.3376% 9/25/47 (f)		2,453,181	2,289,650
BCAP LLC Trust sequential payer:
Series 2010-RR2 Class 5A2, 5% 12/26/36 (b)		236,921	236,436
Series 2010-RR4 Class 31A6, 6.4535% 1/26/37 (b)(e)		4,620,295	4,392,070
Series 2012-RR5 Class 8A5, 0.5516% 7/26/36 (b)(e)		36,245	35,850
Cascade Funding Mortgage Trust Series 2021-HB5 Class A, 0.8006% 2/25/31 (b)		5,615,000	5,608,694
Central Park Funding Trust floater Series 2021-1 Class PT, 1 month U.S. LIBOR + 2.750% 0% 8/29/22 (b)(e)(f)		12,960,000	12,960,000
CFMT LLC Series 2020-HB4 Class A, 0.9461% 12/26/30 (b)		4,160,254	4,159,621
CIM Trust:
floater sequential payer Series 2017-3 Class A1, 1 month U.S. LIBOR + 2.000% 2.1229% 1/25/57 (b)(e)(f)		12,196,202	12,294,829
sequential payer:
Series 2017-5 Class A3, 4% 5/25/57 (b)		11,080,000	11,006,013
Series 2017-6 Class A1, 3.015% 6/25/57 (b)		11,581,354	11,599,287
Series 2021-R1 Class A2, 2.4% 8/25/56 (b)		9,900,000	9,902,761
Citigroup Mortgage Loan Trust Series 2005-9 Class 22A1, 6% 11/25/35		1,876,286	1,907,441
Connecticut Avenue Securities Trust floater Series 2020-R01 Class 1M2, 1 month U.S. LIBOR + 2.050% 2.1676% 1/25/40 (b)(e)(f)		1,145,000	1,142,718
CSMC floater Series 2015-1R Class 6A1, 1 month U.S. LIBOR + 0.280% 0.4739% 5/27/37 (b)(e)(f)		451,521	438,977
CSMC Trust sequential payer:
Series 2020-RPL2 Class A12, 3.4871% 2/25/60 (b)(e)		812,049	815,794
Series 2020-RPL3 Class A1, 2.691% 3/25/60 (b)(e)		5,698,812	5,776,459
Series 2020-RPL4 Class A1, 2% 1/25/60 (b)		3,096,246	3,143,799
CWALT, Inc. Series 2005-13CB Class A8, 5.5% 5/25/35		2,897,565	2,859,854
Freddie Mac STACR REMIC Trust floater Series 2021-HQA1:
Class B1, UNITED STATES 30 DAY AVERAGE S + 3.000% 3.0503% 8/25/33 (b)(e)(f)		2,700,000	2,695,644
Class M2, UNITED STATES 30 DAY AVERAGE S + 2.250% 2.3003% 8/25/33 (b)(e)(f)		3,900,000	3,896,291
Ginnie Mae guaranteed REMIC pass-thru certificates floater Series 2019-23 Class NF, 1 month U.S. LIBOR + 0.450% 0.5611% 2/20/49 (e)(f)		2,291,281	2,314,476
GMAC Mortgage Loan Trust Series 2005-AR6 Class 2A1, 3.3001% 11/19/35 (e)		2,108,085	2,101,164
GSR Mortgage Loan Trust floater Series 2006-OA1 Class 1A1, 1 month U.S. LIBOR + 0.440% 0.3376% 8/25/46 (e)(f)		19,959,995	6,829,338
Lanark Master Issuer PLC:
floater Series 2019-1A Class 1A1, 3 month U.S. LIBOR + 0.770% 0.9524% 12/22/69 (b)(e)(f)		2,883,767	2,890,558
Series 2019-2A Class 1A, 2.71% 12/22/69 (b)(e)		5,800,000	5,937,646
Merrill Lynch Mortgage Investors Trust floater Series 2006-A2 Class 1A, 1 month U.S. LIBOR + 0.180% 0.2976% 2/25/36 (f)		7,543,570	5,292,710
Mortgage Repurchase Agreement Financing Trust:
floater Series 2020-3 Class A1, 1 month U.S. LIBOR + 1.250% 1.3705% 1/23/23 (b)(e)(f)		3,508,000	3,509,119
Series 2020-4 Class A1, 1 month U.S. LIBOR + 1.350% 1.4705% 4/23/23 (b)(e)(f)		16,662,000	16,660,882
Nationstar HECM Loan Trust sequential payer Series 2019-2A Class A, 2.2722% 11/25/29 (b)		2,240,923	2,245,348
New Residential Mortgage Loan Trust:
Series 2019-5A Class A1B, 3.5% 8/25/59 (b)		1,990,230	2,072,667
Series 2020-1A Class A1B, 3.5% 10/25/59 (b)		3,330,538	3,505,708
Preston Ridge Partners Mortgage Trust Series 2021-1 Class A1, 2.115% 1/25/26 (b)		5,000,000	4,884,365
Provident Funding Mortgage Trust sequential payer Series 2019-1 Class A3, 3% 12/25/49 (b)		658,302	661,908
RALI Trust:
Series 2006-QS4 Class A4, 6% 4/25/36		2,135,065	2,038,758
Series 2007-QS3 Class A5, 6.25% 2/25/37		3,371,119	3,279,597
Series 2007-QS8 Class A5, 6% 6/25/37		1,296,352	1,243,240
RMF Buyout Issuance Trust:
sequential payer Series 2020-2 Class A, 1.7063% 6/25/30 (b)		9,679,353	9,703,427
Series 2020-HB1 Class A1, 1.7188% 10/25/50 (b)		1,599,846	1,590,692
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 1.14% 7/20/34 (e)(f)		1,153	1,117
Silverstone Master Issuer PLC floater Series 2019-1A Class 1A, 3 month U.S. LIBOR + 0.570% 0.7936% 1/21/70 (b)(e)(f)		3,072,765	3,079,344
Thornburg Mortgage Securities Trust floater Series 2003-4 Class A1, 1 month U.S. LIBOR + 0.640% 0.4376% 9/25/43 (e)(f)		1,934,815	1,881,657
WaMu Mortgage pass-thru certificates floater Series 2005-AR2 Class 2A1B, 1 month U.S. LIBOR + 0.740% 0.8576% 1/25/45 (f)		2,397,296	2,340,286

TOTAL PRIVATE SPONSOR			181,226,195

U.S. Government Agency - 0.2%
Fannie Mae:
planned amortization class Series 2012-149:
Class DA, 1.75% 1/25/43		965,737	991,689
Class GA, 1.75% 6/25/42		1,041,223	1,070,094
Series 2005-79 Class ZC, 5.9% 9/25/35		248,398	281,668
Series 2007-75 Class JI, 6.540% - 1 month U.S. LIBOR 6.4274% 8/25/37 (e)(k)(l)		897,138	194,167
Series 2010-135 Class ZA, 4.5% 12/25/40		694,059	758,678
Series 2010-150 Class ZC, 4.75% 1/25/41		832,870	927,477
Series 2010-95 Class ZC, 5% 9/25/40		1,782,296	1,983,613
Series 2011-4 Class PZ, 5% 2/25/41		307,504	365,617
Series 2012-100 Class WI, 3% 9/25/27 (k)		479,496	36,470
Series 2012-14 Class JS, 6.650% - 1 month U.S. LIBOR 6.5324% 12/25/30 (e)(k)(l)		131,362	11,649
Series 2012-9 Class SH, 6.550% - 1 month U.S. LIBOR 6.4324% 6/25/41 (e)(k)(l)		142,532	15,224
Series 2013-133 Class IB, 3% 4/25/32 (k)		295,888	13,448
Series 2013-134 Class SA, 6.050% - 1 month U.S. LIBOR 5.9324% 1/25/44 (e)(k)(l)		179,377	31,426
Series 2013-44 Class DJ, 1.85% 5/25/33		9,779,539	10,019,214
Series 2013-51 Class GI, 3% 10/25/32 (k)		677,635	52,074
Series 2015-42 Class IL, 6% 6/25/45 (k)		913,475	179,929
Series 2015-70 Class JC, 3% 10/25/45		728,940	773,705
Series 2017-30 Class AI, 5.5% 5/25/47 (k)		494,731	99,935
Freddie Mac:
planned amortization class:
Series 2020-4960 Class PB, 1.5% 10/25/49		6,308,238	6,422,860
Series 4135 Class AB, 1.75% 6/15/42		783,376	805,144
sequential payer Series 3871 Class KB, 5.5% 6/15/41		617,828	722,965
Series 2017-4683 Class LM, 3% 5/15/47		1,035,679	1,097,123
Series 2933 Class ZM, 5.75% 2/15/35		487,026	571,293
Series 2996 Class ZD, 5.5% 6/15/35		341,376	396,639
Series 3237 Class C, 5.5% 11/15/36		465,472	532,662
Series 3955 Class YI, 3% 11/15/21 (k)		17,669	131
Series 3980 Class EP, 5% 1/15/42		2,750,585	3,138,786
Series 4055 Class BI, 3.5% 5/15/31 (k)		268,102	13,423
Series 4149 Class IO, 3% 1/15/33 (k)		345,950	37,693
Series 4314 Class AI, 5% 3/15/34 (k)		89,894	5,988
Series 4427 Class LI, 3.5% 2/15/34 (k)		545,731	41,033
Series 4471 Class PA 4% 12/15/40		447,590	480,140
Freddie Mac Multi-family Structured pass-thru certificates Series 4386 Class AZ, 4.5% 11/15/40		766,223	836,495
Freddie Mac Seasoned Credit Risk Transfer Trust Series 2018-3 Class M55D, 4% 8/25/57		2,689,308	2,916,733
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2010-H27 Series FA, 1 month U.S. LIBOR + 0.380% 0.5239% 12/20/60 (e)(f)(m)		909,845	909,291
Series 2011-H20 Class FA, 1 month U.S. LIBOR + 0.550% 0.6939% 9/20/61 (e)(f)(m)		4,080,184	4,093,789
Series 2012-H18 Class NA, 1 month U.S. LIBOR + 0.520% 0.6639% 8/20/62 (e)(f)(m)		742,045	744,133
Series 2012-H21 Class DF, 1 month U.S. LIBOR + 0.650% 0.7939% 5/20/61 (e)(f)(m)		7,731	7,773
Series 2013-H19 Class FC, 1 month U.S. LIBOR + 0.600% 0.7439% 8/20/63 (e)(f)(m)		2,340,237	2,346,909
Series 2019-128 Class FH, 1 month U.S. LIBOR + 0.500% 0.6111% 10/20/49 (e)(f)		484,323	488,857
Series 2019-153 Class FB, 1 month U.S. LIBOR + 0.450% 0.5611% 12/20/49 (e)(f)		5,664,642	5,711,813
Series 2019-98 Class FN, 1 month U.S. LIBOR + 0.500% 0.6111% 8/20/49 (e)(f)		629,775	635,922
Series 2020-32 Class GF, 1 month U.S. LIBOR + 0.400% 0.5111% 3/20/50 (e)(f)		5,412,324	5,447,107
planned amortization class:
Series 2010-158 Class MS, 10.000% - 1 month U.S. LIBOR 9.7777% 12/20/40 (e)(l)		829,737	970,169
Series 2016-69 Class WA, 3% 2/20/46		517,700	550,628
Series 2017-134 Class BA, 2.5% 11/20/46		1,195,234	1,255,444
sequential payer:
Series 2010-160 Class DY, 4% 12/20/40		1,705,666	1,854,403
Series 2010-170 Class B, 4% 12/20/40		381,370	414,690
Series 2017-139 Class BA, 3% 9/20/47		5,484,299	5,747,109
Series 2010-116 Class QB, 4% 9/16/40		2,827,996	3,065,837
Series 2010-14 Class SN, 5.950% - 1 month U.S. LIBOR 5.8426% 2/16/40 (e)(k)(l)		462,880	80,023
Series 2011-94 Class SA, 6.100% - 1 month U.S. LIBOR 5.9889% 7/20/41 (e)(k)(l)		127,965	24,508
Series 2013-149 Class MA, 2.5% 5/20/40		1,897,540	1,963,731
Series 2015-H13 Class HA, 2.5% 8/20/64 (m)		70,697	71,330
Series 2015-H17 Class HA, 2.5% 5/20/65 (m)		7,120	7,117
Series 2017-H06 Class FA, U.S. TREASURY 1 YEAR INDEX + 0.350% 0.46% 8/20/66 (e)(f)(m)		2,829,897	2,802,685

TOTAL U.S. GOVERNMENT AGENCY			75,018,453

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $255,529,736)			256,244,648

Commercial Mortgage Securities - 1.9%
Ashford Hospitality Trust floater Series 2018-ASHF Class A, 1 month U.S. LIBOR + 0.900% 1.012% 4/15/35 (b)(e)(f)		3,546,916	3,542,797
BAMLL Commercial Mortgage Securities Trust:
floater sequential payer Series 2020-JGDN Class A, 1 month U.S. LIBOR + 2.750% 2.862% 11/15/30 (b)(e)(f)		5,954,000	5,967,172
sequential payer Series 2019-BPR:
Class AMP, 3.287% 11/5/32 (b)		6,500,000	6,665,381
Class ANM, 3.112% 11/5/32 (b)		4,963,000	5,055,330
Series 2019-BPR:
Class BNM, 3.465% 11/5/32 (b)		1,113,000	1,073,949
Class CNM, 3.7186% 11/5/32 (b)(e)		461,000	428,027
BANK:
sequential payer:
Series 2019-BN21:
Class A4, 2.6% 10/17/52		4,400,000	4,581,629
Class A5, 2.851% 10/17/52		838,000	894,065
Series 2021-BN31 Class A3, 1.771% 2/15/54		2,000,000	1,952,456
Series 2021-BN31 Class XB, 0.8694% 2/15/54 (e)(k)		7,000,000	556,929
Bayview Commercial Asset Trust floater:
Series 2005-3A Class A2, 1 month U.S. LIBOR + 0.600% 0.5176% 11/25/35 (b)(e)(f)		20,821	19,837
Series 2005-4A:
Class A2, 1 month U.S. LIBOR + 0.390% 0.5076% 1/25/36 (b)(e)(f)		52,275	49,634
Class M1, 1 month U.S. LIBOR + 0.450% 0.5676% 1/25/36 (b)(e)(f)		16,873	16,164
Series 2006-4A Class A2, 1 month U.S. LIBOR + 0.270% 0.3876% 12/25/36 (b)(e)(f)		122,864	115,480
Series 2007-1 Class A2, 1 month U.S. LIBOR + 0.270% 0.3876% 3/25/37 (b)(e)(f)		31,889	29,896
Series 2007-2A:
Class A1, 1 month U.S. LIBOR + 0.270% 0.3876% 7/25/37 (b)(e)(f)		91,855	86,974
Class A2, 1 month U.S. LIBOR + 0.320% 0.4376% 7/25/37 (b)(e)(f)		86,001	68,429
Class M1, 1 month U.S. LIBOR + 0.370% 0.4876% 7/25/37 (b)(e)(f)		29,273	26,486
Series 2007-3:
Class A2, 1 month U.S. LIBOR + 0.290% 0.4076% 7/25/37 (b)(e)(f)		31,747	29,146
Class M1, 1 month U.S. LIBOR + 0.310% 0.4276% 7/25/37 (b)(e)(f)		16,824	15,014
Class M2, 1 month U.S. LIBOR + 0.340% 0.4576% 7/25/37 (b)(e)(f)		17,995	15,952
Class M3, 1 month U.S. LIBOR + 0.370% 0.4876% 7/25/37 (b)(e)(f)		28,821	25,878
Class M4, 1 month U.S. LIBOR + 0.500% 0.6176% 7/25/37 (b)(e)(f)		45,499	40,600
Class M5, 1 month U.S. LIBOR + 0.600% 0.7176% 7/25/37 (b)(e)(f)		19,067	16,213
BB-UBS Trust sequential payer Series 2012-SHOW Class A, 3.4302% 11/5/36 (b)		2,800,000	2,935,561
BBCMS Mortgage Trust sequential payer:
Series 2019-C4 Class A4, 2.661% 8/15/52		4,000,000	4,189,390
Series 2021-C9 Class A4, 2.021% 2/15/54		10,000,000	9,967,382
Benchmark Commercial Mortgage Trust Series 2018-B3 Class A3, 3.746% 4/10/51		1,700,000	1,828,793
Benchmark Mortgage Trust:
sequential payer:
Series 2018-B4 Class A5, 4.121% 7/15/51		949,000	1,087,298
Series 2019-B10 Class A4, 3.717% 3/15/62		1,673,000	1,879,189
Series 2019-B13 Class A4, 2.952% 8/15/57		7,629,000	8,156,361
Series 2019-B14 Class A5, 3.0486% 12/15/62		1,305,000	1,406,044
Series 2020-B19 Class A3, 1.787% 9/15/53		5,800,000	5,854,192
Series 2021-B23 Class A4A1, 1.823% 2/15/54		2,000,000	1,956,760
Series 2019-B12 Class XA, 1.0652% 8/15/52 (e)(k)		40,030,793	2,552,868
Series 2019-B14 Class XA, 0.787% 12/15/62 (e)(k)		22,896,057	1,111,681
BFLD Trust floater sequential payer Series 2020-OBRK Class A, 1 month U.S. LIBOR + 2.050% 2.162% 11/15/28 (b)(e)(f)		7,501,000	7,575,964
BHMS floater Series 2018-ATLS Class A, 1 month U.S. LIBOR + 1.250% 1.3623% 7/15/35 (b)(e)(f)		10,931,821	10,924,698
BX Commercial Mortgage Trust:
floater Series 2020-BXLP:
Class B, 1 month U.S. LIBOR + 1.000% 1.112% 12/15/36 (b)(e)(f)		4,441,996	4,441,995
Class C, 1 month U.S. LIBOR + 1.120% 1.232% 12/15/36 (b)(e)(f)		3,681,537	3,681,537
Class D, 1 month U.S. LIBOR + 1.250% 1.362% 12/15/36 (b)(e)(f)		5,088,685	5,088,684
Class G, 1 month U.S. LIBOR + 2.500% 2.612% 12/15/36 (b)(e)(f)		6,486,851	6,485,546
floater sequential payer:
Series 2019-CALM Class A, 1 month U.S. LIBOR + 0.870% 0.988% 11/15/32 (b)(e)(f)		1,900,000	1,901,181
Series 2020-BXLP Class A, 1 month U.S. LIBOR + 0.800% 0.912% 12/15/36 (b)(e)(f)		8,794,174	8,800,794
Series 2020-FOX Class A, 1 month U.S. LIBOR + 1.000% 1.112% 11/15/32 (b)(e)(f)		5,153,000	5,169,106
BX Trust:
floater:
Series 2018-EXCL:
Class A, 1 month U.S. LIBOR + 1.088% 1.1996% 9/15/37 (b)(e)(f)		3,889,969	3,730,175
Class B, 1 month U.S. LIBOR + 1.320% 1.437% 9/15/37 (b)(e)(f)		4,446,198	4,172,894
Class D, 1 month U.S. LIBOR + 2.620% 2.737% 9/15/37 (b)(e)(f)		2,530,703	2,005,773
Series 2018-IND:
Class B, 1 month U.S. LIBOR + 0.900% 1.012% 11/15/35 (b)(e)(f)		910,000	910,285
Class F, 1 month U.S. LIBOR + 1.800% 1.912% 11/15/35 (b)(e)(f)		2,713,900	2,714,753
Series 2019-IMC:
Class B, 1 month U.S. LIBOR + 1.300% 1.412% 4/15/34 (b)(e)(f)		4,464,000	4,441,698
Class C, 1 month U.S. LIBOR + 1.600% 1.712% 4/15/34 (b)(e)(f)		2,952,000	2,915,133
Class D, 1 month U.S. LIBOR + 1.900% 2.012% 4/15/34 (b)(e)(f)		3,099,000	3,052,556
Series 2019-XL:
Class B, 1 month U.S. LIBOR + 1.080% 1.192% 10/15/36 (b)(e)(f)		3,807,634	3,810,363
Class C, 1 month U.S. LIBOR + 1.250% 1.362% 10/15/36 (b)(e)(f)		4,787,309	4,790,730
Class D, 1 month U.S. LIBOR + 1.450% 1.562% 10/15/36 (b)(e)(f)		6,779,885	6,784,711
Class E, 1 month U.S. LIBOR + 1.800% 1.912% 10/15/36 (b)(e)(f)		9,527,153	9,533,889
Series 2020-BXLP Class E, 1 month U.S. LIBOR + 1.600% 1.712% 12/15/36 (b)(e)(f)		4,667,539	4,666,136
floater sequential payer Series 2021-MFM1 Class A, 1 month U.S. LIBOR + 0.700% 0.8123% 1/15/34 (b)(e)(f)		3,562,000	3,579,104
floater, sequential payer:
Series 2019-IMC Class A, 1 month U.S. LIBOR + 1.000% 1.112% 4/15/34 (b)(e)(f)		6,200,000	6,192,256
Series 2019-XL Class A, 1 month U.S. LIBOR + 0.920% 1.032% 10/15/36 (b)(e)(f)		13,480,029	13,502,919
BXMT, Ltd. floater Series 2020-FL3 Class A, 1 month U.S. LIBOR + 1.400% 1.5083% 3/15/37 (b)(f)		20,100,000	20,137,402
CD Commercial Mortgage Trust Series 2017-CD6 Class A3, 3.104% 11/13/50		2,500,000	2,616,970
CF Hippolyta Issuer LLC sequential payer Series 2020-1:
Class A1, 1.69% 7/15/60 (b)		17,591,111	17,695,043
Class A2, 1.99% 7/15/60 (b)		7,055,190	6,978,004
CFCRE Commercial Mortgage Trust sequential payer Series 2011-C2 Class A4, 3.8343% 12/15/47		7,254,056	7,299,085
CFCRE Mortgage Trust sequential payer Series 2016-C6 Class A2, 2.95% 11/10/49		1,000,000	1,054,310
CGDB Commercial Mortgage Trust floater Series 2019-MOB:
Class A, 1 month U.S. LIBOR + 0.950% 1.0623% 11/15/36 (b)(e)(f)		3,687,000	3,686,999
Class B, 1 month U.S. LIBOR + 1.250% 1.3623% 11/15/36 (b)(e)(f)		1,400,000	1,399,560
CGMS Commercial Mortgage Trust Series 2017-MDRA Class A, 3.656% 7/10/30 (b)		4,982,000	5,090,415
CHC Commercial Mortgage Trust floater Series 2019-CHC:
Class A, 1 month U.S. LIBOR + 1.120% 1.232% 6/15/34 (b)(e)(f)		13,996,602	13,910,106
Class B, 1 month U.S. LIBOR + 1.500% 1.612% 6/15/34 (b)(e)(f)		2,109,895	2,062,576
Class C, 1 month U.S. LIBOR + 1.750% 1.862% 6/15/34 (b)(e)(f)		2,383,714	2,294,695
CHT Mortgage Trust floater Series 2017-CSMO Class A, 1 month U.S. LIBOR + 0.930% 1.0423% 11/15/36 (b)(e)(f)		16,200,000	16,212,673
Citigroup Commercial Mortgage Trust:
floater Series 2020-WSS Class A, 1 month U.S. LIBOR + 1.950% 2.0623% 2/15/39 (b)(e)(f)		6,045,385	6,175,050
sequential payer Series 2016-GC37 Class A3, 3.05% 4/10/49		3,635,648	3,814,141
Series 2015-GC29 Class XA, 1.0361% 4/10/48 (e)(k)		30,481,226	1,123,251
Series 2015-GC33 Class XA, 0.8832% 9/10/58 (e)(k)		18,425,089	625,867
Series 2016-C2 Class A3, 2.575% 8/10/49		2,800,000	2,914,935
Series 2016-GC36 Class A4, 3.349% 2/10/49		2,500,000	2,697,616
Series 2016-P6 Class XA, 0.7704% 12/10/49 (e)(k)		17,198,453	436,318
COMM Mortgage Trust:
sequential payer:
Series 2013-CR7 Class AM, 3.314% 3/10/46 (b)		1,700,000	1,777,610
Series 2014-CR18 Class A5, 3.828% 7/15/47		1,610,000	1,757,812
Series 2014-CR17 Class XA, 0.9668% 5/10/47 (e)(k)		18,527,438	454,233
Series 2014-CR20 Class XA, 1.0187% 11/10/47 (e)(k)		17,717,157	550,194
Series 2014-LC17 Class XA, 0.7221% 10/10/47 (e)(k)		39,889,065	829,030
Series 2014-UBS6:
Class A5, 3.644% 12/10/47		3,900,000	4,264,344
Class XA, 0.8865% 12/10/47 (e)(k)		10,821,130	284,542
Series 2015-CR23 Class A3, 3.23% 5/10/48		2,500,000	2,706,669
Series 2015-CR24 Class A4, 3.432% 8/10/48		1,422,827	1,549,483
Series 2015-PC1 Class A4, 3.62% 7/10/50		1,462,650	1,507,210
Core Industrial Trust floater Series 2019-CORE Class A, 1 month U.S. LIBOR + 0.880% 0.992% 12/15/31 (b)(e)(f)		2,583,000	2,587,934
Credit Suisse Mortgage Trust:
floater Series 2019-ICE4 Class A, 1 month U.S. LIBOR + 0.980% 1.092% 5/15/36 (b)(e)(f)		5,263,000	5,271,398
sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (b)		2,253,000	2,305,276
Series 2018-SITE:
Class A, 4.284% 4/15/36 (b)		5,237,000	5,221,066
Class B, 4.5349% 4/15/36 (b)		1,543,000	1,526,990
Class C, 4.782% 4/15/36 (b)(e)		1,033,000	996,613
Class D, 4.782% 4/15/36 (b)(e)		2,066,000	1,855,942
CSAIL Commercial Mortgage Trust Series 2016-C7 Class A4, 3.21% 11/15/49		3,186,022	3,415,110
CSMC Commercial Mortgage Trust sequential payer Series 2016-NXSR Class A4, 3.7948% 12/15/49		2,000,000	2,232,058
DBUBS Mortgage Trust Series 2011-LC3A Class C, 5.3363% 8/10/44 (b)(e)		3,400,000	3,410,398
DBWF Mortgage Trust Series 2018-AMXP Class B, 3.9956% 5/5/35 (b)(e)		762,000	768,139
Freddie Mac:
sequential payer:
Series 2017-K069 Class AM, 3.248% 9/25/27		1,750,000	1,943,442
Series 2018-K083 Class AM, 4.03% 10/25/28		1,150,000	1,347,352
Series 2020-K118 Class A2, 1.493% 9/25/30		20,339,000	20,039,870
Series 2020-K120 Class A2, 1.5% 10/25/30		5,700,000	5,613,128
Series 2020-K121 Class A2, 1.547% 10/25/30		5,600,000	5,557,004
Series 2020-K739 Class A2, 1.336% 9/25/27		9,936,000	10,005,255
Series 2019-K095 Class X1, 0.9483% 6/25/29 (e)(k)		13,965,009	981,982
Series 2020-K111 Class X1, 1.5724% 5/25/30 (e)(k)		24,975,425	3,180,735
Series 2020-K122 Class A2, 1.521% 11/25/30		3,500,000	3,450,608
Series 2021-K124 Class X1, 0.7217% 12/25/30 (e)(k)		6,500,000	404,611
Series 2021-K741 Class X1, 0.6577% 12/25/27 (e)(k)		140,908,579	5,038,694
Series K076 Class AM, 3.9% 4/25/28		2,125,000	2,444,611
Series K077 Class AM, 3.85% 5/25/28		660,000	767,105
GB Trust floater Series 2020-FLIX:
Class A, 1 month U.S. LIBOR + 1.120% 1.232% 8/15/37 (b)(e)(f)		4,400,000	4,434,698
Class B, 1 month U.S. LIBOR + 1.350% 1.462% 8/15/37 (b)(e)(f)		930,000	933,178
Class C, 1 month U.S. LIBOR + 1.600% 1.712% 8/15/37 (b)(e)(f)		500,000	504,771
GPMT, Ltd. / GPMT LLC floater Series 2018-FL1 Class A, 1 month U.S. LIBOR + 0.900% 1.0111% 11/21/35 (b)(e)(f)		7,676,043	7,653,360
GS Mortgage Securities Corp. sequential payer Series 2017-375H Class A, 3.475% 9/10/37 (b)(e)		4,490,000	4,916,303
GS Mortgage Securities Corp. Trust floater Series 2019-BOCA Class A, 1 month U.S. LIBOR + 1.200% 1.312% 6/15/38 (b)(e)(f)		6,630,000	6,646,385
GS Mortgage Securities Trust:
floater:
Series 2018-3PCK Class A, 1 month U.S. LIBOR + 1.450% 1.562% 9/15/31 (b)(e)(f)		17,575,000	17,047,950
Series 2018-HART Class A, 1 month U.S. LIBOR + 1.090% 1.202% 10/15/31 (b)(e)(f)		4,013,000	4,017,206
Series 2021-RENT Class C, 1 month U.S. LIBOR + 1.550% 1.8% 11/21/23 (b)(e)(f)		3,525,000	3,526,056
sequential payer:
Series 2014-GC18 Class A3, 3.801% 1/10/47		952,518	1,004,730
Series 2015-GS1 Class A3, 3.734% 11/10/48		13,884,000	15,342,430
Series 2011-GC5 Class A/S, 5.209% 8/10/44 (b)		16,867,000	16,969,157
Series 2015-GC30 Class A3, 3.119% 5/10/50		1,940,264	2,065,520
Series 2015-GC34 Class XA, 1.2218% 10/10/48 (e)(k)		5,640,001	261,417
Series 2019-GC40 Class A3, 2.904% 7/10/52		2,000,000	2,127,772
Series 2021-RENT:
Class D, 1 month U.S. LIBOR + 1.850% 2.1% 11/21/23 (b)(e)(f)		2,175,000	2,175,655
Class XCP, 2.7325% 11/21/23 (b)(k)		72,804,200	1,479,454
JP Morgan Chase Commercial Mortgage Securities Trust floater:
Series 2018-ASH8 Class A, 1 month U.S. LIBOR + 0.800% 0.912% 2/15/35 (b)(f)		7,820,000	7,829,501
Series 2018-LAQ Class A, 1 month U.S. LIBOR + 1.000% 1.112% 6/15/32 (b)(e)(f)		5,362,420	5,362,302
Series 2018-PHH Class A, 1 month U.S. LIBOR + 0.910% 2.41% 6/15/35 (b)(e)(f)		2,936,330	2,942,237
JPMBB Commercial Mortgage Securities sequential payer Series 2014-C25 Class A4A2, 3.408% 11/15/47 (b)		9,320,026	9,958,481
JPMBB Commercial Mortgage Securities Trust:
sequential payer:
Series 2014-C18 Class A4A2, 3.7938% 2/15/47 (b)		7,456,112	7,928,969
Series 2015-C29 Class A3A2, 3.3423% 5/15/48 (b)		5,405,583	5,771,545
Series 2013-C14 Class A/S, 4.4093% 8/15/46		3,088,000	3,285,488
Series 2014-C19 Class XA, 0.7404% 4/15/47 (e)(k)		3,406,808	53,374
Series 2015-C30 Class A4, 3.5508% 7/15/48		1,900,000	2,060,033
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2012-CBX Class A/S, 4.2707% 6/15/45		1,177,000	1,222,946
Series 2012-LC9 Class A/S, 3.3533% 12/15/47 (b)		750,000	773,032
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2019-BKWD Class A, 1 month U.S. LIBOR + 1.000% 1.112% 9/15/29 (b)(e)(f)		6,300,000	6,312,759
Series 2018-WPT:
Class AFX, 4.2475% 7/5/33 (b)		2,700,000	2,866,787
Class CFX, 4.9498% 7/5/33 (b)		919,000	972,155
Class DFX, 5.3503% 7/5/33 (b)		1,414,000	1,493,843
Class EFX, 5.5422% 7/5/33 (b)		1,934,000	1,994,135
Class XAFX, 1.116% 7/5/33 (b)(e)(k)		10,000,000	242,792
Series 2019-COR4 Class A3, 3.7629% 3/10/52		5,400,000	6,012,864
Ladder Capital Commercial Mortgage Securities Trust sequential payer Series 2014-909 Class A, 3.388% 5/15/31 (b)		2,400,000	2,399,560
MBRT floater Series 2019-MBR Class A, 1 month U.S. LIBOR + 0.850% 0.962% 11/15/36 (b)(e)(f)		6,000,000	5,999,977
Merit floater Series 2020-HILL Class A, 1 month U.S. LIBOR + 1.150% 1.262% 8/15/37 (b)(e)(f)		2,102,000	2,110,551
Morgan Stanley BAML Trust:
sequential payer:
Series 2015-C21 Class A3, 3.077% 3/15/48		3,732,073	3,921,134
Series 2016-C28 Class A3, 3.272% 1/15/49		4,105,203	4,405,687
Series 2016-C29 Class ASB, 3.14% 5/15/49		500,000	530,874
Series 2015-C25:
Class A4, 3.372% 10/15/48		2,800,000	3,033,221
Class XA, 1.0528% 10/15/48 (e)(k)		10,345,002	384,764
Series 2015-C26 Class A4, 3.252% 10/15/48		3,200,000	3,440,057
Series 2016-C32 Class A3, 3.459% 12/15/49		5,100,000	5,645,689
Morgan Stanley Capital Barclays Bank Trust sequential payer Series 2016-MART Class A, 2.2004% 9/13/31 (b)		1,893,000	1,894,879
Morgan Stanley Capital I Trust:
floater Series 2018-BOP Class A, 1 month U.S. LIBOR + 0.850% 0.962% 8/15/33 (b)(e)(f)		6,888,548	6,880,287
floater sequential payer Series 2019-NUGS Class A, 1 month U.S. LIBOR + 0.950% 2.45% 12/15/36 (b)(e)(f)		5,200,000	5,323,339
sequential payer Series 2019-MEAD Class A, 3.17% 11/10/36 (b)		13,482,000	14,078,163
Series 2011-C3 Class AJ, 5.2442% 7/15/49 (b)(e)		4,200,000	4,240,920
Series 2015-UBS8 Class A3, 3.54% 12/15/48		3,000,000	3,250,895
Series 2016-UB12 Class A3, 3.337% 12/15/49		2,000,000	2,105,742
Series 2018-H4 Class A4, 4.31% 12/15/51		3,237,000	3,737,190
Series 2018-MP Class A, 4.276% 7/11/40 (b)(e)		3,340,000	3,631,557
Series 2019-MEAD:
Class B, 3.1771% 11/10/36 (b)(e)		1,558,000	1,571,880
Class C, 3.1771% 11/10/36 (b)(e)		1,495,000	1,485,112
Class D, 3.1771% 11/10/36 (b)(e)		2,340,000	2,295,150
ONE Mortgage Trust floater Series 2021-PARK Class E, 1 month U.S. LIBOR + 1.750% 2% 3/15/36 (b)(e)(f)		5,759,000	5,723,036
PFP, Ltd. floater Series 2019-5 Class A, 1 month U.S. LIBOR + 0.970% 1.0774% 4/14/36 (b)(e)(f)		6,935,809	6,931,495
RBSCF Trust Series 2013-GSP Class A, 3.8336% 1/15/32 (b)(e)		5,000,000	5,295,584
RETL floater Series 2019-RVP Class C, 1 month U.S. LIBOR + 2.100% 2.212% 3/15/36 (b)(e)(f)		7,852,365	7,812,858
SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE:
Class A1, 3.872% 1/5/43 (b)(e)		740,000	751,532
Class A2A, 3.659% 1/5/43 (b)(e)		11,245,000	11,342,108
U.S. sequential payer Series 2018-USDC Class A, 4.106% 5/13/38 (b)		4,000,000	4,372,660
UBS Commercial Mortgage Trust:
Series 2012-C1 Class A/S, 4.171% 5/10/45		6,570,000	6,754,801
Series 2017-C1 Class A3, 3.283% 11/15/50		5,500,000	5,961,999
Series 2017-C7 Class XA, 1.0307% 12/15/50 (e)(k)		17,221,340	887,388
Series 2018-C11 Class A3, 4.3124% 6/15/51		4,100,000	4,540,629
Series 2018-C13 Class A3, 4.0694% 10/15/51		6,000,000	6,734,180
Series 2018-C9 Class ASB, 4.09% 3/15/51		3,300,000	3,698,147
UBS-Barclays Commercial Mortgage Trust:
floater Series 2013-C6 Class A3, 1 month U.S. LIBOR + 0.790% 0.8995% 4/10/46 (b)(e)(f)		5,266,886	5,248,894
Series 2012-C3 Class A/S, 3.814% 8/10/49 (b)		1,400,000	1,455,711
VLS Commercial Mortgage Trust:
sequential payer Series 2020-LAB Class A, 2.13% 10/10/42 (b)		3,760,000	3,736,799
Series 2020-LAB:
Class B, 2.453% 10/10/42 (b)		300,000	300,592
Class X, 0.4294% 10/10/42 (b)(e)(k)		8,700,000	317,153
Wells Fargo Commercial Mortgage Trust:
sequential payer:
Series 2015-C29 Class ASB, 3.4% 6/15/48		1,281,154	1,352,368
Series 2016-LC24 Class A3, 2.684% 10/15/49		3,300,000	3,483,813
Series 2015-C31 Class XA, 0.9726% 11/15/48 (e)(k)		6,780,983	255,130
Series 2017-C42 Class XA, 0.8822% 12/15/50 (e)(k)		35,446,259	1,752,555
Series 2018-C46 Class XA, 0.9387% 8/15/51 (e)(k)		15,620,935	740,621
Series 2018-C48 Class A5, 4.302% 1/15/52		3,181,000	3,676,213
WF-RBS Commercial Mortgage Trust:
floater Series 2013-C14 Class A3, 1 month U.S. LIBOR + 0.720% 0.8283% 6/15/46 (b)(e)(f)		4,691,983	4,692,712
Series 2012-C9 Class A/S, 3.388% 11/15/45		400,000	414,210
Series 2014-C24 Class XA, 0.8542% 11/15/47 (e)(k)		6,188,092	167,835
Series 2014-LC14 Class XA, 1.2618% 3/15/47 (e)(k)		8,556,994	264,229
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $764,900,390)			768,564,466

Municipal Securities - 0.2%
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Series 2009 F2, 6.263% 4/1/49		3,295,000	5,305,840
California Gen. Oblig. Series 2009, 7.5% 4/1/34		205,000	327,570
Colorado Reg'l. Trans. District Sales Tax Rev. (Fastracks Proj.) Series 2010 B, 5.844% 11/1/50		45,000	70,615
District of Columbia Income Tax Rev. Series 2010 F, 5.582% 12/1/35		75,000	100,463
Illinois Gen. Oblig.:
Series 2003:		$	$
4.95% 6/1/23		5,431,636	5,641,352
5.1% 6/1/33		23,505,000	26,257,906
Series 2010-1, 6.63% 2/1/35		3,845,000	4,545,444
Series 2010-3:
6.725% 4/1/35		2,510,000	2,985,896
7.35% 7/1/35		4,655,000	5,719,971
Series 2010-5, 6.2% 7/1/21		479,000	485,871
Jobsohio Beverage Sys. Statewide Series 2020 A, 2.833% 1/1/38		325,000	341,923
Los Angeles Dept. Arpt. Rev. Series C:
2.063% 5/15/34		500,000	488,270
2.163% 5/15/35		500,000	487,095
Los Angeles Dept. of Wtr. & Pwr. Rev. Series 2010 A, 5.716% 7/1/39		190,000	271,618
Massachusetts Commonwealth Trans. Fund Rev. (Accelerated Bridge Prog.) Series 2010 A, 5.731% 6/1/40		150,000	206,015
Miami-Dade County Aviation Rev. Series 2019 E, 2.529% 10/1/30		2,000,000	2,045,600
Michigan Fin. Auth. Rev. Series 2019 T, 3.384% 12/1/40		545,000	586,883
New Jersey Econ. Dev. Auth. State Pension Fdg. Rev. Series 1997, 7.425% 2/15/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)		9,315,000	12,120,212
New Jersey Tpk. Auth. Tpk. Rev.:
Series 2009 E, 7.414% 1/1/40		1,620,000	2,646,092
Series 2010 A, 7.102% 1/1/41		825,000	1,308,863
Series 2021 B:
1.963% 1/1/32		1,000,000	980,370
2.113% 1/1/33		1,050,000	1,033,494
New York City Gen. Oblig. Series A3, 2.8% 8/1/30		3,250,000	3,467,425
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series 2010 DD, 5.952% 6/15/42		25,000	36,911
New York City Transitional Fin. Auth. Rev.:
Series 2010 C2, 5.767% 8/1/36		900,000	1,160,865
Series A3, 3.88% 8/1/31		1,170,000	1,318,321
Series A5, 2.69% 5/1/33		2,015,000	2,116,455
Series B2, 3.14% 8/1/28		2,735,000	2,997,970
New York State Dorm. Auth. Series 2019 F, 3.11% 2/15/39		3,250,000	3,430,278
Ohio State Univ. Gen. Receipts:
Series 2010 C, 4.91% 6/1/40		140,000	185,560
Series 2011 A, 4.8% 6/1/11		1,403,000	1,856,674
Port Auth. of New York & New Jersey 174th Series, 4.458% 10/1/62		515,000	660,369
Salt River Proj. Agricultural Impt. & Pwr. District Elec. Sys. Rev. Series 2010 A, 4.839% 1/1/41		750,000	980,723
Texas Private Activity Bond Surface Trans. Corp. (NTE Mobility Partners LLC North Tarrant Express Managed Lanes Proj.) Series 2019 B, 3.922% 12/31/49		555,000	613,525
Univ. of California Revs. Series 2015 J, 4.131% 5/15/45		1,750,000	2,023,105
Univ. of Michigan Rev. Series 2020 B, 2.437% 4/1/40		1,050,000	1,051,407
TOTAL MUNICIPAL SECURITIES
(Cost $89,190,229)			95,856,951

Foreign Government and Government Agency Obligations - 0.2%
Arab Republic of Egypt:
4.75% 4/11/25 (b)	EUR	$1,430,000	$1,793,842
7.6003% 3/1/29 (b)		632,000	695,595
Brazil Minas SPE 5.333% 2/15/28 (Reg. S)		1,526,000	1,652,849
Brazilian Federative Republic 3.875% 6/12/30		1,800,000	1,793,813
Chilean Republic 2.55% 1/27/32		650,000	657,922
Colombian Republic:
3% 1/30/30		1,100,000	1,090,031
3.125% 4/15/31		200,000	198,125
5.2% 5/15/49		200,000	222,688
10.375% 1/28/33		750,000	1,183,828
Dominican Republic:
4.875% 9/23/32		1,570,000	1,591,588
5.95% 1/25/27 (b)		600,000	670,500
6% 7/19/28 (b)		1,250,000	1,410,547
Emirate of Abu Dhabi 2.5% 9/30/29 (Reg. S)		1,200,000	1,241,400
Hungarian Republic:
1.75% 6/5/35 (Reg. S)	EUR	770,000	994,367
7.625% 3/29/41		550,000	913,688
Indonesian Republic:
1.1% 3/12/33	EUR	2,500,000	2,948,507
2.8% 6/23/30 (b)		1,300,000	1,313,000
3.4% 9/18/29		420,000	448,088
3.5% 1/11/28		4,230,000	4,545,928
Israeli State:
3.875% 7/3/50		1,750,000	1,915,970
4% 6/30/22		1,700,000	1,779,907
Italian Republic 2.375% 10/17/24		3,800,000	3,976,634
Kingdom of Saudi Arabia:
3.625% 3/4/28 (Reg. S)		800,000	879,250
3.75% 1/21/55 (b)		400,000	395,750
Ministry of Finance of the Russian Federation 4.375% 3/21/29(Reg. S)		400,000	450,000
Panamanian Republic:
3.16% 1/23/30		3,620,000	3,761,406
3.875% 3/17/28		200,000	218,938
4.3% 4/29/53		615,000	664,969
4.5% 4/16/50		400,000	444,000
4.5% 4/1/56		445,000	489,361
Peruvian Republic 2.844% 6/20/30		2,030,000	2,097,244
Philippine Republic 3.7% 3/1/41		1,010,000	1,069,969
Province of Quebec yankee 7.125% 2/9/24		810,000	963,341
Republic of Paraguay:
2.739% 1/29/33 (b)		400,000	382,750
4.95% 4/28/31 (b)		400,000	452,125
Republic of Serbia 2.125% 12/1/30 (b)		1,430,000	1,346,338
Romanian Republic:
3% 2/14/31 (Reg. S)		664,000	671,885
3.875% 10/29/35 (b)	EUR	710,000	1,017,005
4.125% 3/11/39	EUR	1,540,000	2,208,801
South African Republic 4.85% 9/30/29		1,740,000	1,752,506
State of Qatar:
3.4% 4/16/25 (b)		3,165,000	3,456,773
4.5% 4/23/28 (Reg. S)		900,000	1,059,750
4.625% 6/2/46 (Reg. S)		400,000	479,250
5.103% 4/23/48 (b)		1,200,000	1,522,875
Turkish Republic 7.25% 12/23/23		1,200,000	1,302,000
Ukraine Government:
4.375% 1/27/30 (b)	EUR	1,250,000	1,383,762
6.75% 6/20/26 (Reg. S)	EUR	950,000	1,221,802
7.75% 9/1/22 (b)		1,800,000	1,892,700
8.994% 2/1/24 (Reg. S)		1,250,000	1,381,250
United Mexican States:
2.659% 5/24/31		3,577,000	3,411,564
3.771% 5/24/61		950,000	832,141
4.15% 3/28/27		275,000	306,625
4.75% 3/8/44		2,246,000	2,363,915
Uruguay Republic:
4.375% 1/23/31		610,000	705,313
4.975% 4/20/55		525,000	638,859
5.1% 6/18/50		2,105,000	2,597,044
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $77,978,304)			76,860,078

Bank Loan Obligations - 0.1%
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Level 3 Financing, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8645% 3/1/27 (e)(f)(n)		750,000	747,345
Lumen Technologies, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3645% 3/15/27 (e)(f)(n)		3,250,000	3,235,960
Zayo Group Holdings, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.1145% 3/9/27 (e)(f)(n)		1,500,000	1,497,135
			5,480,440
Media - 0.0%
CSC Holdings LLC Tranche B3 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.361% 1/15/26 (e)(f)(n)		2,000,000	1,987,140
Neptune Finco Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 2.361% 7/17/25 (e)(f)(n)		598,446	594,651
Sinclair Television Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.62% 9/30/26 (e)(f)(n)		600,000	597,378
Virgin Media Bristol LLC Tranche N, term loan 3 month U.S. LIBOR + 2.500% 2.6122% 1/31/28 (e)(f)(n)		2,000,000	1,994,540
			5,173,709

TOTAL COMMUNICATION SERVICES			10,654,149

CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Caesars Resort Collection LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8645% 12/22/24 (e)(f)(n)		2,000,000	1,981,260
Churchill Downs, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.35% 12/27/24 (e)(f)(n)		1,100,000	1,094,500
Penn National Gaming, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3% 10/15/25 (e)(f)(n)		2,000,000	1,996,780
			5,072,540
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
BJ's Wholesale Club, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1123% 2/3/24 (e)(f)(n)		575,000	576,052
Food Products - 0.0%
JBS U.S.A. Lux SA Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1145% 5/1/26 (e)(f)(n)		3,000,000	2,992,800

TOTAL CONSUMER STAPLES			3,568,852

ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Buckeye Partners LP 1LN, term loan 3 month U.S. LIBOR + 2.250% 11/1/26 (f)(n)(o)		250,000	249,648
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Avolon TLB Borrower 1 (U.S.) LLC Tranche B3 1LN, term loan 3 month U.S. LIBOR + 1.750% 2.5% 1/15/25 (e)(f)(n)		725,000	722,383
Delos Finance SARL Tranche B, term loan 3 month U.S. LIBOR + 1.750% 3.2001% 10/6/23 (e)(f)(n)		725,000	724,739
			1,447,122
Insurance - 0.0%
AmWINS Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 3% 2/16/28 (e)(f)(n)		2,500,000	2,498,950

TOTAL FINANCIALS			3,946,072

HEALTH CARE - 0.1%
Health Care Providers & Services - 0.0%
Gentiva Health Services, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.875% 7/2/25 (e)(f)(n)		2,670,000	2,671,682
Horizon Pharma U.S.A., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2/25/28 (f)(n)(o)		1,250,000	1,251,563
			3,923,245
Health Care Technology - 0.0%
IQVIA, Inc. Tranche B2 1LN, term loan 3 month U.S. LIBOR + 2.000% 1/18/25 (f)(n)(o)		800,000	799,200
Pharmaceuticals - 0.1%
Elanco Animal Health, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8729% 8/1/27 (e)(f)(n)		3,000,000	2,992,500
Valeant Pharmaceuticals International, Inc. Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.750% 2.8708% 11/27/25 (e)(f)(n)		3,000,000	2,997,660
			5,990,160

TOTAL HEALTH CARE			10,712,605

INDUSTRIALS - 0.0%
Road & Rail - 0.0%
Genesee & Wyoming, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.2539% 12/30/26 (e)(f)(n)		725,000	725,602
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
CommScope, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3645% 4/4/26 (e)(f)(n)		600,000	598,596
Software - 0.0%
SS&C Technologies, Inc.:
Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 1.8645% 4/16/25 (e)(f)(n)		283,852	282,788
Tranche B 4LN, term loan 3 month U.S. LIBOR + 1.750% 1.8645% 4/16/25 (e)(f)(n)		216,148	215,337
Tranche B 5LN, term loan 3 month U.S. LIBOR + 1.750% 1.8645% 4/16/25 (e)(f)(n)		600,000	597,750
			1,095,875

TOTAL INFORMATION TECHNOLOGY			1,694,471

MATERIALS - 0.0%
Chemicals - 0.0%
Starfruit U.S. Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.111% 10/1/25 (e)(f)(n)		2,600,000	2,591,186
Zep, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 8/11/24 (f)(n)(o)		1,500,000	1,483,935
			4,075,121
Containers & Packaging - 0.0%
Berry Global, Inc. Tranche Y 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1205% 7/1/26 (e)(f)(n)		600,000	599,466

TOTAL MATERIALS			4,674,587

REAL ESTATE - 0.0%
Real Estate Management & Development - 0.0%
VICI Properties, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8611% 12/22/24 (e)(f)(n)		3,600,000	3,574,368
UTILITIES - 0.0%
Electric Utilities - 0.0%
Vistra Operations Co. LLC Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 1.8631% 12/31/25 (e)(f)(n)		500,000	498,045
Independent Power and Renewable Electricity Producers - 0.0%
Calpine Corp. Tranche B9 1LN, term loan 3 month U.S. LIBOR + 2.000% 4/1/26 (f)(n)(o)		3,250,000	3,228,063

TOTAL UTILITIES			3,726,108

TOTAL BANK LOAN OBLIGATIONS
(Cost $48,789,255)			48,599,002

Bank Notes - 0.0%
Discover Bank:
3.45% 7/27/26		$435,000	$478,790
4.682% 8/9/28 (e)		3,503,000	3,746,459
KeyBank NA 3.9% 4/13/29		1,830,000	2,066,229
RBS Citizens NA 2.55% 5/13/21		1,705,000	1,709,513
Regions Bank 6.45% 6/26/37		2,533,000	3,498,868
Synchrony Bank 3.65% 5/24/21		5,843,000	5,870,361
Truist Bank:
2.25% 3/11/30		625,000	631,790
2.75% 5/1/23		645,000	677,268
TOTAL BANK NOTES
(Cost $16,963,483)			18,679,278
		Shares	Value

Fixed-Income Funds - 68.9%
High Yield Fixed-Income Funds - 0.5%
Stone Harbor Emerging Markets Debt Fund		22,189,169	$215,678,719
Intermediate Government Funds - 1.1%
Fidelity SAI U.S. Treasury Bond Index Fund (p)		43,944,205	443,836,473
Intermediate-Term Bond Funds - 65.2%
Baird Core Plus Bond Fund - Institutional Class		60,376,506	717,272,889
BlackRock Total Return Fund Institutional Shares		31,461,763	377,541,155
DoubleLine Total Return Bond Fund Class N		125,279,506	1,326,709,971
Fidelity SAI Total Bond Fund (p)		588,675,087	6,210,522,165
Fidelity U.S. Bond Index Fund (p)		7,457,949	90,464,916
John Hancock Bond Fund Class R6		19,163,845	315,245,258
JPMorgan Core Plus Bond Fund Class A		43,408,776	371,579,119
PIMCO Income Fund Institutional Class		90,931,651	1,092,998,445
PIMCO Investment Grade Credit Bond Fund Institutional Class		59,288,507	647,430,497
PIMCO Mortgage Opportunities Fund Institutional Class		107,492,522	1,182,417,738
PIMCO Total Return Fund Institutional Class		599,345,657	6,215,214,395
Prudential Total Return Bond Fund Class A		78,946,562	1,155,777,668
TCW Total Return Bond Fund N Class		18,049,197	189,697,065
The Bond Fund of America Class F2		29,142,760	393,427,253
Voya Intermediate Bond Fund Class I		126,924,963	1,320,019,619
Western Asset Core Bond Fund Class I		165,182,729	2,185,367,504
Western Asset Core Plus Bond Fund Class I		270,704,977	3,280,944,326

TOTAL INTERMEDIATE-TERM BOND FUNDS			27,072,629,983

Long Government Bond Funds - 2.1%
iShares 20+ Year Treasury Bond ETF (q)		6,072,060	869,033,227
TOTAL FIXED-INCOME FUNDS
(Cost $27,876,265,830)			28,601,178,402
		Principal Amount(a)	Value

Preferred Securities - 0.2%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
BP Capital Markets PLC 4.375% (e)(r)		3,695,000	3,966,978
Energy Transfer Partners LP 6.625% (e)(r)		730,000	645,183
			4,612,161
FINANCIALS - 0.2%
Banks - 0.2%
Bank of America Corp. 4.3% (e)(r)		3,840,000	3,893,380
Bank of Nova Scotia 4.65% (e)(r)		12,927,000	13,174,224
Barclays Bank PLC 7.625% 11/21/22		27,412,000	30,721,605
Citigroup, Inc. 3.875% (e)(r)		4,320,000	4,300,872
JPMorgan Chase & Co. 4.6% (e)(r)		3,870,000	3,961,170
			56,051,251
TOTAL PREFERRED SECURITIES
(Cost $61,542,050)			60,663,412
		Shares	Value

Money Market Funds - 4.5%
Fidelity Cash Central Fund 0.07% (s)		499,574,050	499,673,965
Fidelity Investments Money Market Government Portfolio Institutional Class 0.01% (p)(t)		289,245,261	289,245,261
Fidelity Securities Lending Cash Central Fund 0.08% (s)(u)		815,068,543	815,150,050
State Street Institutional U.S. Government Money Market Fund Premier Class .03% (t)		246,713,546	246,713,546
TOTAL MONEY MARKET FUNDS
(Cost $1,850,779,176)			1,850,782,822

Purchased Swaptions - 0.0%
	Expiration Date	Notional Amount	Value
Put Options - 0.0%
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 1.905% and receive quarterly a floating rate based on 3-month LIBOR, expiring October 2029	10/28/24	10,000,000	$298,597
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 2.2% and receive quarterly a floating rate based on 3-month LIBOR, expiring July 2029	7/18/24	13,700,000	295,513

TOTAL PUT OPTIONS			594,110

Call Options - 0.0%
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 1.905% and pay quarterly a floating rate based on 3-month LIBOR, expiring October 2029	10/28/24	10,000,000	261,269
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 2.2% and pay quarterly a floating rate based on 3-month LIBOR, expiring July 2029	7/18/24	13,700,000	472,578

TOTAL CALL OPTIONS			733,847

TOTAL PURCHASED SWAPTIONS
(Cost $1,282,690)			1,327,957
TOTAL INVESTMENT IN SECURITIES - 106.5%
(Cost $43,183,297,653)			44,191,105,395
NET OTHER ASSETS (LIABILITIES) - (6.5)%			(2,684,845,063)
NET ASSETS - 100%			$41,506,260,332

TBA Sale Commitments
	Principal Amount	Value
Ginnie Mae
2% 3/1/51	$(14,900,000)	$(15,131,413)
2% 3/1/51	(7,450,000)	(7,565,707)
2% 3/1/51	(10,600,000)	(10,764,630)
2% 3/1/51	(5,300,000)	(5,382,315)
2.5% 3/1/51	(9,300,000)	(9,657,617)
2.5% 3/1/51	(9,700,000)	(10,072,998)
3% 3/1/51	(4,900,000)	(5,104,708)
3% 3/1/51	(3,200,000)	(3,333,687)
3% 3/1/51	(9,700,000)	(10,105,238)
3% 3/1/51	(4,800,000)	(5,000,530)

TOTAL GINNIE MAE		(82,118,843)

Uniform Mortgage Backed Securities
2% 3/1/51	(11,000,000)	(11,104,715)
2% 3/1/51	(8,600,000)	(8,681,868)
2% 3/1/51	(17,600,000)	(17,767,543)
2% 3/1/51	(15,150,000)	(15,294,220)
2% 3/1/51	(17,600,000)	(17,767,543)
2% 3/1/51	(15,150,000)	(15,294,220)
2% 3/1/51	(3,800,000)	(3,836,174)
2% 3/1/51	(8,400,000)	(8,479,964)
2.5% 3/1/51	(4,900,000)	(5,081,070)
2.5% 3/1/51	(12,000,000)	(12,443,437)
2.5% 3/1/51	(11,650,000)	(12,080,504)
2.5% 3/1/51	(17,850,000)	(18,509,613)
2.5% 3/1/51	(5,500,000)	(5,703,242)
2.5% 3/1/51	(11,200,000)	(11,613,875)
3% 3/1/51	(9,200,000)	(9,633,765)
3% 3/1/51	(8,850,000)	(9,267,263)
3% 3/1/51	(14,000,000)	(14,660,078)
3% 3/1/51	(8,800,000)	(9,214,906)
3% 3/1/51	(3,200,000)	(3,350,875)
3% 3/1/51	(14,600,000)	(15,288,367)
3% 3/1/51	(23,100,000)	(24,189,127)
3% 3/1/51	(4,900,000)	(5,131,027)
3% 3/1/51	(1,150,000)	(1,204,221)
3% 3/1/51	(7,925,000)	(8,298,651)
3% 3/1/51	(17,775,000)	(18,613,063)
3% 3/1/51	(6,000,000)	(6,282,890)
3% 3/1/51	(6,400,000)	(6,701,750)
3% 3/1/51	(13,700,000)	(14,345,933)
3.5% 3/1/51	(5,950,000)	(6,312,113)
3.5% 3/1/51	(1,200,000)	(1,273,031)
3.5% 3/1/51	(6,750,000)	(7,160,801)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(324,585,849)

TOTAL TBA SALE COMMITMENTS
(Proceeds $406,375,724)		$(406,704,692)

Written Swaptions
	Expiration Date	Notional Amount	Value
Put Swaptions
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 0.71% and receive quarterly a floating rate based on 3-month LIBOR, expiring April 2032	3/30/22	4,000,000	$(395,265)
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 1.27% and receive quarterly a floating rate based on 3-month LIBOR, expiring November 2030	11/25/25	28,100,000	(1,570,826)
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 1.2925% and receive quarterly a floating rate based on 3-month LIBOR, expiring January 2032	1/13/22	6,300,000	(305,429)
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 1.905% and receive quarterly a floating rate based on 3-month LIBOR, expiring February 2026	2/5/26	5,000,000	(192,284)
Option on an interest rate swap with Morgan Stanley Capital Services LLC to pay semi-annually a fixed rate of 1.57% and receive quarterly a floating rate based on 3-month LIBOR, expiring February 2022	2/16/22	9,300,000	(317,777)

TOTAL PUT SWAPTIONS			(2,781,581)

Call Swaptions
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 0.71% and pay quarterly a floating rate based on 3-month LIBOR, expiring April 2032	3/30/22	4,000,000	(16,817)
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 1.27% and pay quarterly a floating rate based on 3-month LIBOR, expiring November 2030	11/25/25	28,100,000	(412,181)
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 1.2925% and pay quarterly a floating rate based on 3-month LIBOR, expiring January 2032	1/13/22	6,300,000	(79,945)
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 1.905% and pay quarterly a floating rate based on 3-month LIBOR, expiring February 2026	2/5/26	5,000,000	(127,742)
Option on an interest rate swap with Morgan Stanley Capital Services LLC to receive semi-annually a fixed rate of 1.57% and pay quarterly a floating rate based on 3-month LIBOR, expiring February 2022	2/16/22	9,300,000	(213,232)

TOTAL CALL SWAPTIONS			(849,917)

TOTAL WRITTEN SWAPTIONS			$(3,631,498)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	773	June 2021	$95,827,844	$(587,858)	$(587,858)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	122	June 2021	19,424,688	(209,951)	(209,951)
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	143	June 2021	21,070,156	(228,209)	(228,209)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	731	June 2021	138,204,688	(953,922)	(953,922)
TOTAL PURCHASED					(1,979,940)
Sold
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	419	June 2021	55,609,156	637,437	637,437
CBOT 2-Year U.S. Treasury Note Contracts (United States)	1,744	June 2021	385,015,250	207,586	207,586
TOTAL SOLD					845,023
TOTAL FUTURES CONTRACTS					$(1,134,917)

The notional amount of futures purchased as a percentage of Net Assets is 0.7%

The notional amount of futures sold as a percentage of Net Assets is 1.1%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
EUR	30,655,793	USD	37,237,592	Barclays Bank PLC	3/2/21	$(249,845)
GBP	4,611,123	USD	6,466,639	Barclays Bank PLC	3/2/21	(42,422)
USD	5,341,155	EUR	4,391,946	Barclays Bank PLC	3/2/21	42,053
USD	11,633,354	EUR	9,654,133	Barclays Bank PLC	3/2/21	(14,840)
USD	19,287,948	EUR	15,924,415	Barclays Bank PLC	3/2/21	74,345
USD	509,717	EUR	423,659	BTIG LLC (GB)	3/2/21	(1,449)
USD	317,570	EUR	261,640	Citibank N.A.	3/2/21	1,888
USD	1,074,131	GBP	784,833	Citibank N.A.	3/2/21	(19,298)
USD	5,281,784	GBP	3,826,290	Citibank N.A.	3/2/21	(49,003)
USD	37,265,948	EUR	30,655,793	Barclays Bank PLC	4/6/21	244,020
USD	6,467,621	GBP	4,611,123	Barclays Bank PLC	4/6/21	41,898
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$27,347
					Unrealized Appreciation	404,204
					Unrealized Depreciation	(376,857)

Swaps

Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount	Value	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
CMBX N.A. AAA Index Series 12	Aug. 2061	Citigroup Global Markets Ltd.	(0.5%)	Monthly	$2,660,000	$(18,154)	$(36,561)	$(54,715)
CMBX N.A. AAA Index Series 12	Aug. 2061	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	1,890,000	(12,899)	(20,792)	(33,691)
CMBX N.A. AAA Index Series 12	Aug. 2061	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	6,200,000	(42,314)	24,281	(18,033)
CMBX N.A. AAA Index Series 13	Dec. 2072	JPMorgan Securities LLC	(0.5%)	Monthly	1,000,000	(2,856)	(1,271)	(4,127)

TOTAL CREDIT DEFAULT SWAPS						$(76,223)	$(34,343)	$(110,566)

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount	Value	Upfront Premium Received/(Paid)(2)	Unrealized Appreciation/(Depreciation)
Interest Rate Swaps
0.25%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Mar. 2023	$82,104,000	$(16,761)	$0	$(16,761)
0.5%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Mar. 2026	23,857,000	(319,241)	0	(319,241)
0.75%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Mar. 2031	3,830,000	(273,688)	0	(273,688)
3-month LIBOR(3)	Quarterly	0.75%	Semi - annual	LCH	Mar. 2031	13,404,000	417,457	0	417,457
1%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Mar. 2051	400,000	(20,658)	0	(20,658)

TOTAL INTEREST RATE SWAPS							$(212,891)	$0	$(212,891)

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

Currency Abbreviations

EUR – European Monetary Unit

GBP – British pound

USD – U.S. dollar

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,191,602,880 or 5.3% of net assets.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Non-income producing - Security is in default.

 (e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (f) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (g) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $1,322,981.

 (h) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $960,978.

 (i) Security or a portion of the security has been segregated as collateral for open options. At period end, the value of securities pledged amounted to $917,824.

 (j) Security or a portion of the security has been segregated as collateral for mortgage-backed or asset-backed securities purchased on a delayed delivery or when-issued basis. At period end, the value of securities pledged amounted to $3,915,028.

 (k) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (l) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.

 (m) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (n) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (o) The coupon rate will be determined upon settlement of the loan after period end.

 (p) Affiliated Fund

 (q) Security or a portion of the security is on loan at period end.

 (r) Security is perpetual in nature with no stated maturity date.

 (s) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (t) The rate quoted is the annualized seven-day yield of the fund at period end.

 (u) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$561,006
Fidelity Securities Lending Cash Central Fund	331,740
Total	$892,746

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Capital & Income Fund	$--	$100,000,000	$100,114,548	$169,883	$114,548	$--	$--
Fidelity Inflation-Protected Bond Index Fund	105,541,389	--	103,929,078	26,043	1,285,927	(2,898,238)	--
Fidelity Investments Money Market Government Portfolio Institutional Class 0.01%	--	3,995,269,416	3,706,024,155	346,661	--	--	289,245,261
Fidelity SAI Total Bond Fund	6,719,728,989	441,269,413	827,743,305	391,203,691	32,871,001	(155,603,933)	6,210,522,165
Fidelity SAI U.S. Treasury Bond Index Fund	3,902,878,329	616,830,454	4,120,922,290	4,458,630	348,586,926	(303,536,946)	443,836,473
Fidelity Sustainability Bond Index Fund	25,615,432	--	25,497,606	45,199	1,872,467	(1,990,293)	--
Fidelity U.S. Bond Index Fund	156,168,500	408,775,298	473,727,207	1,388,405	5,329,703	(6,081,378)	90,464,916
Total	$10,909,932,639	$5,562,144,581	$ 9,357,958,189	$397,638,512	$390,060,572	$(470,110,788)	$7,034,068,815

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$4,479,000,389	$--	$4,479,000,389	$--
U.S. Government and Government Agency Obligations	2,918,086,597	--	2,918,086,597	--
U.S. Government Agency - Mortgage Securities	3,704,568,813	--	3,704,568,813	--
Asset-Backed Securities	733,784,294	--	733,784,294	--
Collateralized Mortgage Obligations	256,244,648	--	256,244,648	--
Commercial Mortgage Securities	768,564,466	--	768,564,466	--
Municipal Securities	95,856,951	--	95,856,951	--
Foreign Government and Government Agency Obligations	76,860,078	--	76,860,078	--
Bank Loan Obligations	48,599,002	--	48,599,002	--
Bank Notes	18,679,278	--	18,679,278	--
Fixed-Income Funds	28,601,178,402	28,601,178,402	--	--
Preferred Securities	60,663,412	--	60,663,412	--
Money Market Funds	1,850,782,822	1,850,782,822	--	--
Purchased Swaptions	1,327,957	--	1,327,957	--
Other Short-Term Investments	576,908,286	--	576,908,286	--
Total Investments in Securities:	$44,191,105,395	$30,451,961,224	$13,739,144,171	$--
Derivative Instruments:
Assets
Forward Foreign Currency Contracts	$404,204	$--	$404,204	$--
Futures Contracts	845,023	845,023	--	--
Swaps	417,457	--	417,457	--
Total Assets	$1,666,684	$845,023	$821,661	$--
Liabilities
Forward Foreign Currency Contracts	$(376,857)	$--	$(376,857)	$--
Futures Contracts	(1,979,940)	(1,979,940)	--	--
Swaps	(706,571)	--	(706,571)	--
Written Swaptions	(3,631,498)	--	(3,631,498)	--
Total Liabilities	$(6,694,866)	$(1,979,940)	$(4,714,926)	$--
Total Derivative Instruments:	$(5,028,182)	$(1,134,917)	$(3,893,265)	$--
Other Financial Instruments:
TBA Sale Commitments	$(406,704,692)	$--	$(406,704,692)	$--
Total Other Financial Instruments:	$(406,704,692)	$--	$(406,704,692)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Swaps(a)	$0	$(76,223)
Total Credit Risk	0	(76,223)
Foreign Exchange Risk
Forward Foreign Currency Contracts(b)	404,204	(376,857)
Total Foreign Exchange Risk	404,204	(376,857)
Interest Rate Risk
Futures Contracts(c)	845,023	(1,979,940)
Purchased Swaptions(d)	1,327,957	0
Swaps(e)	417,457	(630,348)
Written Swaptions(f)	0	(3,631,498)
Total Interest Rate Risk	2,590,437	(6,241,786)
Total Value of Derivatives	$2,994,641	$(6,694,866)

 (a) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

 (b) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

 (c) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

 (d) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

 (e) For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in Total accumulated earnings (loss).

 (f) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value (including securities loaned of $824,485,696) — See accompanying schedule: Unaffiliated issuers (cost $35,139,242,520)	$35,842,212,565
Fidelity Central Funds (cost $1,314,820,369)	1,314,824,015
Other affiliated issuers (cost $6,729,234,764)	7,034,068,815
Total Investment in Securities (cost $43,183,297,653)		$44,191,105,395
Segregated cash with brokers for derivative instruments		8,143,000
Cash		15,582,899
Foreign currency held at value (cost $2,728,214)		2,708,794
Receivable for investments sold
Regular delivery		144,387,612
Delayed delivery		911,869,880
Receivable for premium on written options		2,778,052
Receivable for TBA sale commitments		406,375,724
Unrealized appreciation on forward foreign currency contracts		404,204
Receivable for fund shares sold		19,230,993
Dividends receivable		3,236,514
Interest receivable		62,142,122
Distributions receivable from Fidelity Central Funds		73,225
Receivable for daily variation margin on futures contracts		2,404,142
Receivable for daily variation margin on centrally cleared OTC swaps		487
Other receivables		457,099
Total assets		45,770,900,142
Liabilities
Payable for investments purchased
Regular delivery	$440,985,080
Delayed delivery	2,573,034,535
TBA sale commitments, at value	406,704,692
Unrealized depreciation on forward foreign currency contracts	376,857
Payable for fund shares redeemed	21,245,947
Distributions payable	1,601,962
Bi-lateral OTC swaps, at value	76,223
Accrued management fee	967,978
Written options, at value (premium receivable $2,778,052)	3,631,498
Other payables and accrued expenses	864,988
Collateral on securities loaned	815,150,050
Total liabilities		4,264,639,810
Net Assets		$41,506,260,332
Net Assets consist of:
Paid in capital		$40,204,809,436
Total accumulated earnings (loss)		1,301,450,896
Net Assets		$41,506,260,332
Net Asset Value, offering price and redemption price per share ($41,506,260,332 ÷ 3,779,301,582 shares)		$10.98

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends:
Unaffiliated issuers		$625,839,745
Affiliated issuers		179,016,728
Interest		245,823,460
Income from Fidelity Central Funds (including $331,740 from security lending)		892,746
Total income		1,051,572,679
Expenses
Management fee	$112,266,630
Custodian fees and expenses	181,921
Independent trustees' fees and expenses	433,514
Registration fees	422,996
Audit	81,438
Legal	127,292
Interest	259
Miscellaneous	512,272
Total expenses before reductions	114,026,322
Expense reductions	(102,176,215)
Total expenses after reductions		11,850,107
Net investment income (loss)		1,039,722,572
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	514,760,518
Fidelity Central Funds	21,086
Other affiliated issuers	390,060,572
Forward foreign currency contracts	(19,439)
Foreign currency transactions	45,455
Futures contracts	(22,102,111)
Swaps	3,237,908
Written options	(627,471)
Capital gain distributions from underlying funds:
Unaffiliated issuers	458,648,409
Affiliated issuers	218,621,784
Total net realized gain (loss)		1,562,646,711
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(779,696,650)
Fidelity Central Funds	1
Other affiliated issuers	(470,110,788)
Forward foreign currency contracts	27,347
Assets and liabilities in foreign currencies	62,675
Futures contracts	5,078,629
Swaps	(1,489,346)
Written options	(451,477)
Delayed delivery commitments	4,131,650
Total change in net unrealized appreciation (depreciation)		(1,242,447,959)
Net gain (loss)		320,198,752
Net increase (decrease) in net assets resulting from operations		$1,359,921,324

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,039,722,572	$1,377,667,478
Net realized gain (loss)	1,562,646,711	459,897,834
Change in net unrealized appreciation (depreciation)	(1,242,447,959)	2,670,041,024
Net increase (decrease) in net assets resulting from operations	1,359,921,324	4,507,606,336
Distributions to shareholders	(1,992,768,826)	(1,560,742,405)
Share transactions
Proceeds from sales of shares	7,744,921,184	10,531,970,234
Reinvestment of distributions	1,942,678,899	1,541,427,164
Cost of shares redeemed	(13,889,572,514)	(6,711,834,609)
Net increase (decrease) in net assets resulting from share transactions	(4,201,972,431)	5,361,562,789
Total increase (decrease) in net assets	(4,834,819,933)	8,308,426,720
Net Assets
Beginning of period	46,341,080,265	38,032,653,545
End of period	$41,506,260,332	$46,341,080,265
Other Information
Shares
Sold	690,530,666	980,939,776
Issued in reinvestment of distributions	172,992,449	142,378,833
Redeemed	(1,247,267,147)	(623,427,707)
Net increase (decrease)	(383,744,032)	499,890,902

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Core Income Fund

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$11.13	$10.38	$10.38	$10.50	$10.40
Income from Investment Operations
Net investment income (loss)B	.286	.354	.324	.270	.300
Net realized and unrealized gain (loss)	.116	.796	(.009)	(.106)	.174
Total from investment operations	.402	1.150	.315	.164	.474
Distributions from net investment income	(.292)	(.350)	(.309)	(.270)	(.297)
Distributions from net realized gain	(.260)	(.050)	(.006)	(.014)	(.077)
Total distributions	(.552)	(.400)	(.315)	(.284)	(.374)
Net asset value, end of period	$10.98	$11.13	$10.38	$10.38	$10.50
Total ReturnC	3.59%	11.25%	3.10%	1.54%	4.60%
Ratios to Average Net AssetsD,E
Expenses before reductions	.28%	.28%	.30%	.31%	.31%
Expenses net of fee waivers, if any	.03%	.03%	.05%	.06%	.06%
Expenses net of all reductions	.03%	.03%	.05%	.06%	.06%
Net investment income (loss)	2.54%	3.28%	3.15%	2.55%	2.84%
Supplemental Data
Net assets, end of period (000 omitted)	$41,506,260	$46,341,080	$38,032,654	$35,706,144	$30,150,207
Portfolio turnover rateF	109%	65%	78%	45%	52%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2021

1. Organization.

Strategic Advisers Core Income Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, bank loan obligations, foreign government and government agency obligations, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Core Income Fund	$454,280

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, swaps, foreign currency transactions, market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and futures contracts.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,452,013,132
Gross unrealized depreciation	(455,821,621)
Net unrealized appreciation (depreciation)	$996,191,511
Tax Cost	$43,190,664,305

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,263,448
Undistributed long-term capital gain	$310,854,952
Net unrealized appreciation (depreciation) on securities and other investments	$989,786,778

The tax character of distributions paid was as follows:

	February 28, 2021	February 29, 2020
Ordinary Income	$1,706,347,932	$ 1,560,742,405
Long-term Capital Gains	286,420,894	–
Total	$1,992,768,826	$ 1,560,742,405

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Swaps	$2,445,429	$(411,981)
Foreign Exchange Risk
Forward Foreign Currency Contracts	(19,439)	27,347
Interest Rate Risk
Futures Contracts	(22,102,111)	5,078,629
Purchased Options	3,219,324	(2,411,684)
Written Options	(627,471)	(451,477)
Swaps	792,479	(1,077,365)
Total Interest Rate Risk	(18,717,779)	1,138,103
Totals	$(16,291,789)	$753,469

A summary of the value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end and is representative of volume of activity during the period.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Core Income Fund	31,267,566,344	35,343,340,722

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .60% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .27% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser), PGIM, Inc. and TCW Investment Management LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers Core Income Fund	$8

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by FMR. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Amount
Strategic Advisers Core Income Fund	$94,161

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Strategic Advisers Core Income Fund	$7,890,500.59%		$259

10. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2023. During the period, this waiver reduced the Fund's management fee by $102,176,215.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets.

At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following Underlying Fund:

Fidelity SAI Total Bond Fund	38%

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Core Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Core Income Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the five years in the period ended February 28, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 21, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 12 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

Charles S. Morrison (1960)

Year of Election or Appointment: 2020

Trustee

Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the U.S. Core Property Fund (and, previously, other funds) of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research, the Board of Trustees of the Museum of Fine Arts Boston and the Board of Overseers of the Massachusetts Eye and Ear Infirmary.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2018-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Christine Marcks (1955)

Year of Election or Appointment: 2020

Trustee

Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President – Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-present), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-present), a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit), and member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-present) (technology company). Previously, Ms. Steiger served as a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ralph F. Cox (1932)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as Trustee of other funds (2006-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Christina H. Lee (1975)

Year of Election or Appointment: 2020

Secretary and Chief Legal Officer

Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2020

Assistant Secretary

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2020

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2020 to February 28, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During Period-B September 1, 2020 to February 28, 2021
Strategic Advisers Core Income Fund	.03%
Actual		$1,000.00	$997.00	$.15
Hypothetical-C		$1,000.00	$1,024.65	$.15

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Core Income Fund voted to pay on April 12, 2021, to shareholders of record at the opening of business on April 9, 2021, a distribution of $0.083 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2021, $ 608,770,304, or, if subsequently determined to be different, the net capital gain of such year.

A total of 8.43% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $471,697,603 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Core Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at a meeting on the renewal of the management contract with Strategic Advisers LLC (Strategic Advisers) and the sub-advisory agreements with FIAM LLC and PGIM, Inc. (each a Sub-Adviser and collectively, the Sub-Advisers) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. Strategic Advisers and the Sub-Advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2020 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination to renew the fund's Advisory Contracts, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services provided by and the profits, if any, realized by Strategic Advisers from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategies for the funds; (ii) identifying and recommending sub-advisers for the funds; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to the portion of fund assets allocated to the sub-adviser; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each Sub-Adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each Sub-Adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the Sub-Adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each Sub-Adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process. The Board also considered the Investment Advisers' investments in business continuity planning, and their success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and its affiliates under the management contract and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

The Board considered discussions that occur at Board meetings throughout the year with representatives of Strategic Advisers about fund investment performance and the performance of each Sub-Adviser as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with representatives of Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2019, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Core Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the third quartile for the one-year period, in the second quartile for the three-year period, and in the first quartile for the five-year period ended December 31, 2019. The Board also noted that the fund had out-performed 47%, 72%, and 79% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2019. The Board also noted that the investment performance of the fund was higher than its benchmark for the one-, three-, and five-year periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the management fee waiver and considered the fund's contractual maximum aggregate annual management fee rate. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Strategic Advisers Core Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2019.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2019.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each Sub-Adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and the expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of the Sub-Advisers' respective relationships with the fund and the potential fall-out benefits, if any, that may accrue to the Sub-Advisers as a result of their respective relationships with the fund. The Board noted the difficulty in evaluating a Sub-Adviser's costs and the profitability of a Sub-Advisory Agreement to a Sub-Adviser because of, among other things, differences in the type and content of information provided by each Sub-Adviser due to differences in business models, cost accounting methods, and profitability calculation methodologies among the Sub-Advisers. Accordingly, the Board considered profitability information provided by the Sub-Advisers in light of the nature of the relationships between Strategic Advisers and the Sub-Advisers with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to the fund. The Board also took Strategic Advisers' management fee waiver into consideration.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Board Approval of New and Amended Sub-Advisory Agreements and New Sub-Subadvisory Agreement

Strategic Advisers Core Income Fund

In December 2020, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve: (i) a new sub-advisory agreement among Strategic Advisers LLC (Strategic Advisers), TCW Investment Management Company LLC (TCW), and Fidelity Rutland Square Trust II (Trust) on behalf of the fund (New TCW Sub-Advisory Agreement); (ii) an amendment to add a new investment mandate to the existing sub-advisory agreement among Strategic Advisers, PGIM, Inc. (PGIM), and the Trust on behalf of the fund (Amended PGIM Sub-Advisory Agreement); (iii) a new sub-subadvisory agreement among PGIM Limited (PGIML), PGIM, and the Trust on behalf of the Fund (New PGIML Sub-Subadvisory Agreement and together with the New TCW Sub-Advisory Agreement, the New Agreements); and (iv) an amendment to the fee schedules for certain investment mandates in the existing sub-advisory agreement among Strategic Advisers, FIAM LLC (FIAM), and the Trust on behalf of the fund (Amended FIAM Sub-Advisory Agreement, together with the Amended PGIM Sub-Advisory Agreement, the Amended Agreements, and together with the Amended PGIM Sub-Advisory Agreement and the New TCW Sub-Advisory Agreement, the Sub-Advisory Agreements). The Board noted that the Amended FIAM Sub-Advisory Agreement will result in the same or lower fees at all asset levels, and that no other material contract terms are impacted by the Amended FIAM Sub-Advisory Agreement. The Board noted that no material contract terms are impacted by the Amended PGIM Sub-Advisory Agreement except for the amendment to the fee schedule to add the new investment mandate and the addition of certain provisions related to the mandate. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In considering whether to approve each New or Amended Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of each New or Amended Agreement is in the best interests of the fund and its shareholders and does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the fees to be charged under the Sub-Advisory Agreements bear a reasonable relationship to the services to be rendered and will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve each New or Amended Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board considered the backgrounds of the investment personnel that will provide services to the fund, and also considered the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structures of the investment personnel compensation programs and whether such structures provide appropriate incentives to act in the best interests of the fund.

With respect to the Amended PGIM Sub-Advisory Agreement and New PGIML Sub-Subadvisory Agreement, the Board noted that it previously received and considered materials relating to the nature, extent and quality of services provided by Strategic Advisers and PGIM, including the resources dedicated to investment management and support services, as well as shareholder and administrative services, in connection with its annual renewal of the fund's management contract and sub-advisory agreements at its September 2020 meeting. The Board also took into consideration additional information regarding the new investment mandate provided by Strategic Advisers, PGIM and PGIML. The Board noted its familiarity with the nature, extent and quality of services provided by PGIM to the fund with a different investment mandate and to another Strategic Advisers fund. The Board considered supplemental information provided by PGIML in the Board's November 2020 materials.

With respect to the Amended FIAM Sub-Advisory Agreement, the Board considered the detailed information provided by Strategic Advisers and FIAM in the June 2020 annual contract renewal materials, and noted that it had approved the existing sub-advisory agreement with FIAM at its September 2020 meeting and that the Amended FIAM Sub-Advisory Agreement will not result in any changes to: (i) the nature, extent and quality of the sub-advisory services provided; (ii) the investment process or strategies employed in the management of the fund's assets; or (iii) the day-to-day management of the fund or the persons primarily responsible for such management.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of TCW's, PGIM's and PGIML's respective investment staff, use of technology, and approach to managing and compensating investment personnel. The Board noted that TCW's, PGIM's and PGIML's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered TCW's, PGIM's and PGIML's trading capabilities and resources and compliance infrastructure, which are integral parts of the investment management process. The Board also considered TCW's, PGIM's and PGIML's investments in business continuity planning, and PGIM's success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered: (i) the nature, extent, quality, and cost of advisory services to be performed by TCW, PGIM and PGIML under the Agreements; and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Investment Performance.  The Board considered the historical investment performance of each of TCW and PGIM and PGIML and their respective portfolio managers in managing accounts under a similar investment mandate. The Board did not consider performance to be a material factor in its decision to approve the Amended FIAM Sub-Advisory Agreement because the approval of the Amended FIAM Sub-Advisory Agreement will not result in any changes (i) to the fund's investment processes or strategies; or (ii) in the persons primarily responsible for the day-to-day management of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Agreements should benefit the fund's shareholders and, with respect to the Amended FIAM Sub-Advisory Agreement, will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  With respect to the New TCW Sub-Advisory Agreement and the Amended PGIM Sub-Advisory Agreement, the Board considered the amount and nature of the fees to be paid by the fund to Strategic Advisers and by Strategic Advisers to TCW and PGIM, respectively. The Board also considered the projected change in the fund's management fee and total operating expenses, if any, as a result of hiring TCW and adding the new investment mandate for PGIM.

The Board noted that neither the New nor Amended Agreements will result in changes to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its portion of the fund's management fee. The Board further considered that for each of TCW and PGIM, allocating assets to such sub-adviser is expected to result in an increase in the fund's management fee but such increase will be offset by a corresponding decrease in underlying fund expenses. The Board also considered that after allocating assets to each of TCW and PGIM, the fund's management fee and total net expenses are each expected to continue to rank below the competitive peer group median reported in the June 2020 management contract renewal materials.

With respect to the New PGIML Sub-Subadvisory Agreement, the Board considered that PGIM, and not the fund, will compensate PGIML under the terms of the New PGIML Sub-Subadvisory Agreement and that the fund and Strategic Advisers are not responsible for any such fees or expenses. The Board also considered that the New PGIML Sub-Subadvisory Agreement will not result in any changes to the fees paid under the sub-advisory agreement among Strategic Advisers, PGIM, and the Trust on behalf of the fund for the new investment mandate.

With respect to the Amended FIAM Sub-Advisory Agreement, the Board considered that the amendment to the fee schedule is expected to result in a decrease in the total management fee rate of the fund.

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because each of the New and Amended Agreements was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers' portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the New and Amended Agreements.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board considered Strategic Advisers' representation that it does not anticipate that the approval of the New and/or Amended Agreements will have a significant impact on the profitability of, or potential fall-out benefits to, Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board noted that the TCW and PGIM Sub-Advisory Agreements each provide, and the FIAM Sub-Advisory Agreement will continue to provide, for breakpoints that have the potential to reduce sub-advisory fees paid to the sub-adviser as assets allocated to the sub-adviser grow. The Board also noted that it did not consider the possible realization of economies of scale to be a significant factor in its decision to approve the New PGIML Sub-Subadvisory Agreement or the Amended FIAM Agreement because the fund will not bear any additional management fees or expenses under the New PGIML Sub-Subadvisory Agreement or the Amended FIAM Agreement.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that each Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that each New Agreement or Amended Agreement is in the best interests of the fund and its shareholders and should be approved. The Board also concluded that the sub-advisory fees to be charged under each Sub-Advisory Agreement will be based on services provided that will be in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of each New or Amended Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on November 2, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
ROBERT A. LAWRENCE
Affirmative	204,250,982,594.51	96.530
Withheld	7,343,512,146.85	3.470
TOTAL	211,594,494,741.36	100.000
CHARLES S. MORRISON
Affirmative	204,349,460,488.43	96.576
Withheld	7,245,034,252.93	3.424
TOTAL	211,594,494,741.36	100.000
PETER C. ALDRICH
Affirmative	203,499,803,652.67	96.175
Withheld	8,094,691,088.69	3.825
TOTAL	211,594,494,741.36	100.000
MARY C. FARRELL
Affirmative	204,011,925,737.22	96.417
Withheld	7,582,569,004.14	3.583
TOTAL	211,594,494,741.36	100.00
KAREN KAPLAN
Affirmative	204,297,547,550.53	96.552
Withheld	7,296,947,190.83	3.448
TOTAL	211,594,494,741.36	100.000
CHRISTINE MARCKS
Affirmative	204,700,871,317.72	96.743
Withheld	6,893,623,423.64	3.257
TOTAL	211,594,494,741.36	100.000
HEIDI L. STEIGER
Affirmative	204,406,589,957.28	96.603
Withheld	7,187,904,784.08	3.397
TOTAL	211,594,494,741.36	100.000

PROPOSAL 2

To approve the conversion of a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	34,641,094,730.10	85.478
Against	2,616,705,287.46	6.456
Abstain	3,268,952,592.82	8.006
Broker Non-Vote	0.00	0.000
TOTAL	40,526,752,610.38	100.000

PROPOSAL 5

To approve a sub-subadvisory agreement between FIAM LLC (FIAM) and FMR Investment Management (UK) Limited (FMR UK).

	# of Votes	% of Votes
Affirmative	36,174,825,679.52	89.262
Against	1,611,762,539.52	3.977
Abstain	2,740,164,391.34	6.761
Broker Non-Vote	0.00	0.000
TOTAL	40,526,752,610.38	100.000

PROPOSAL 6

To approve a sub-subadvisory agreement between FIAM and Fidelity Management & Research (Hong Kong) Limited (FMR H.K.).

	# of Votes	% of Votes
Affirmative	35,670,740,034.09	80.018
Against	2,106,664,588.02	5.198
Abstain	2,749,347,988.27	6.784
Broker Non-Vote	0.00	0.000
TOTAL	40,526,752,610.38	100.000

PROPOSAL 7

To approve a sub-subadvisory agreement between FIAM and Fidelity Management & Research (Japan) Limited (FMR Japan).

	# of Votes	% of Votes
Affirmative	36,158,549,727.58	89.222
Against	1,678,992,415.73	4.143
Abstain	2,689,210,467.07	6.635
Broker Non-Vote	0.00	0.000
TOTAL	40,526,752,610.38	100.000
Proposal 1 reflects trust wide proposal and voting results.

SSC-ANN-0421
1.912891.110

Strategic Advisers® Income Opportunities Fund

Offered exclusively to certain clients of Strategic Advisers LLC - not available for sale to the general public

Annual Report

February 28, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Income Opportunities Fund	8.05%	7.97%	5.57%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Income Opportunities Fund on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® US High Yield Constrained Index performed over the same period.

Period Ending Values
$17,202	Strategic Advisers® Income Opportunities Fund
$18,470	ICE® BofA® US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted only a small gain for the 12 months ending February 28, 2021, hampered by rising long-term market rates amid faster economic expansion. The Bloomberg Barclays U.S. Aggregate Bond Index added 1.38% for the period. Spreads for corporate bonds widened and yields rose in March 2020 due to robust investor demand for relatively safer assets – especially U.S. Treasury bonds – as the outbreak and spread of COVID-19 threatened global economic growth and corporate earnings, leading to pockets of market illiquidity. Aggressive intervention by the U.S. Federal Reserve boosted liquidity and led to a broad rally for fixed-income assets from April through July. Spreads widened moderately in August and September, amid healthy issuance of new corporate bonds, then narrowed through period end. In February 2021, yields rose because a $1.9 trillion COVID-relief bill offered hopes for a broad economic recovery but led to rising inflation expectations. Within the Bloomberg Barclays index, corporate bonds gained 2.79% for the 12 months, topping the -0.13% return of U.S. Treasuries. Securitized sectors, meanwhile, outpaced Treasuries and the broader market. Outside the index, U.S. corporate high-yield bonds gained 9.38% and Treasury Inflation-Protected Securities (TIPS) rose 5.85%.

Comments from Co-Portfolio Managers Charles Sterling and Jonathan Duggan:  For the fiscal year ending February 28, 2021, the Fund advanced 8.05%, trailing the 8.53% increase in the benchmark ICE BofA℠ U.S. High Yield Constrained Index. Versus the benchmark, the High Income strategy managed by sub-adviser FIAM® (+5%) was the biggest detractor. A combination of adverse security selection within energy, as well as overweighted allocations to more-defensive industries, weighed on this manager's performance. Early in the period, as part of our effort to reduce credit risk in the portfolio, we added Vanguard High Yield Corporate Bond Fund (+6%). This manager's defensive positioning worked well during the first few months of the period but failed to keep pace later on amid investors' increased risk appetite. As a result, it also detracted from the broader Fund's relative result. On the positive side, Fidelity® Capital & Income Fund (+21%) and Artisan High Income Fund (+12%) were the top relative contributors. Fidelity Capital & Income’s opportunistic strategy, which included an allocation to stocks of large information technology firms, worked well in the post-March risk-on environment. Artisan, meanwhile, benefited from security selection in industries that were relatively immune to COVID-19, including insurance brokers and software companies, along with bond picks in energy. In terms of notable positioning changes, in October, we hired T. Rowe Price as a sub-adviser and reallocated the assets from T. Rowe Price High Yield Fund into this new relationship. As of period end, we have a positive outlook for the high-yield market’s risk backdrop. As a result, we reduced our allocation to Vanguard and began increasing exposure to BlackRock High Yield Bond Fund, which pursues an all-weather strategy. We also added to Fidelity® Capital & Income Fund, to potentially benefit from its more aggressive positioning.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2021

(excluding cash equivalents)	% of fund's net assets
BlackRock High Yield Bond Portfolio Class K	12.0
Artisan High Income Fund Investor Shares	11.4
Fidelity Capital & Income Fund	8.8
Vanguard High-Yield Corporate Fund Admiral Shares	8.5
Mainstay High Yield Corporate Bond Fund Class A	8.1
Eaton Vance Income Fund of Boston Class A	4.0
CCO Holdings LLC/CCO Holdings Capital Corp.	1.0
Intercontinental Exchange, Inc.	0.9
Occidental Petroleum Corp.	0.8
CSC Holdings LLC	0.8

Asset Allocation (% of fund's net assets)

As of February 28, 2021
Corporate Bonds	43.0%
High Yield Fixed-Income Funds	52.8%
Stocks	1.2%
Other Investments	1.7%
Short-Term Investments and Net Other Assets (Liabilities)	1.3%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date.

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Corporate Bonds - 43.0%
		Principal Amount(a)	Value
Convertible Bonds - 0.2%
COMMUNICATION SERVICES - 0.2%
Media - 0.2%
DISH Network Corp.:
2.375% 3/15/24		2,959,000	2,797,314
3.375% 8/15/26		9,336,000	8,778,891
			11,576,205
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Cheniere Energy, Inc. 4.25% 3/15/45		2,000,000	1,634,416
Mesquite Energy, Inc.:
15% 7/15/23 (b)(c)		547,546	547,546
15% 7/15/23 (b)(c)		317,078	317,078
			2,499,040

TOTAL CONVERTIBLE BONDS			14,075,245

Nonconvertible Bonds - 42.8%
COMMUNICATION SERVICES - 8.3%
Diversified Telecommunication Services - 2.5%
C&W Senior Financing Designated Activity Co.:
6.875% 9/15/27 (d)		16,265,000	17,423,881
7.5% 10/15/26 (d)		5,160,000	5,455,720
Cablevision Lightpath LLC:
3.875% 9/15/27 (d)		2,627,000	2,607,298
5.625% 9/15/28 (d)		1,960,000	1,991,850
Connect Finco SARL / Connect U.S. Finco LLC 6.75% 10/1/26 (d)		1,515,000	1,570,411
Consolidated Communications, Inc. 6.5% 10/1/28 (d)		995,000	1,065,894
Embarq Corp. 7.995% 6/1/36		3,097,000	3,681,559
Frontier Communications Corp.:
5% 5/1/28 (d)		4,475,000	4,607,908
5.875% 10/15/27 (d)		3,934,000	4,209,380
6.75% 5/1/29 (d)		2,590,000	2,712,248
Level 3 Financing, Inc.:
3.625% 1/15/29 (d)		2,870,000	2,823,678
3.75% 7/15/29 (d)		3,775,000	3,765,563
4.25% 7/1/28 (d)		5,915,000	5,998,461
4.625% 9/15/27 (d)		5,595,000	5,789,147
5.375% 5/1/25		2,495,000	2,559,870
Lumen Technologies, Inc.:
4.5% 1/15/29 (d)		6,910,000	6,901,363
5.125% 12/15/26 (d)		4,965,000	5,176,013
5.625% 4/1/25		860,000	921,232
5.8% 3/15/22		2,218,000	2,299,245
6.45% 6/15/21		5,740,000	5,814,620
6.75% 12/1/23		1,336,000	1,482,960
6.875% 1/15/28		613,000	691,390
7.6% 9/15/39		5,075,000	6,105,022
7.65% 3/15/42		1,587,000	1,906,225
Qwest Corp. 6.75% 12/1/21		525,000	545,344
Sable International Finance Ltd. 5.75% 9/7/27 (d)		3,255,000	3,442,163
SFR Group SA:
5.125% 1/15/29 (d)		10,587,000	10,645,387
5.5% 1/15/28 (d)		1,775,000	1,810,695
7.375% 5/1/26 (d)		9,265,000	9,665,248
8.125% 2/1/27 (d)		6,835,000	7,450,218
Sprint Capital Corp.:
6.875% 11/15/28		11,102,000	14,044,030
8.75% 3/15/32		7,034,000	10,466,592
Telecom Italia Capital SA:
6% 9/30/34		1,817,000	2,098,708
7.2% 7/18/36		1,278,000	1,638,779
7.721% 6/4/38		275,000	368,170
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (d)		2,600,000	2,749,500
Virgin Media Finance PLC 5% 7/15/30 (d)		3,445,000	3,505,288
Windstream Escrow LLC 7.75% 8/15/28 (d)		5,511,000	5,641,886
Zayo Group Holdings, Inc.:
4% 3/1/27 (d)		3,145,000	3,132,043
6.125% 3/1/28 (d)		6,328,000	6,524,801
			181,289,790
Entertainment - 0.2%
AMC Entertainment Holdings, Inc. 12% 6/15/26 pay-in-kind (d)(e)		1,696,885	1,306,601
National CineMedia LLC:
5.75% 8/15/26		475,000	406,125
5.875% 4/15/28 (d)		475,000	437,000
Netflix, Inc.:
3.875% 11/15/29 (d)	EUR	725,000	1,041,476
5.375% 11/15/29 (d)		1,360,000	1,606,772
5.875% 11/15/28		2,365,000	2,830,905
6.375% 5/15/29		3,790,000	4,709,075
			12,337,954
Interactive Media & Services - 0.0%
ANGI Homeservices, Inc. 3.875% 8/15/28 (d)		305,000	311,863
Media - 4.4%
Advantage Sales & Marketing, Inc. 6.5% 11/15/28 (d)		4,954,000	5,077,850
Altice Financing SA:
5% 1/15/28 (d)		5,795,000	5,795,637
7.5% 5/15/26 (d)		7,995,000	8,345,661
Altice France Holding SA:
6% 2/15/28 (d)		11,460,000	11,216,475
10.5% 5/15/27 (d)		3,065,000	3,445,980
AMC Networks, Inc. 5% 4/1/24		700,000	708,750
Beasley Mezzanine Holdings LLC 8.625% 2/1/26 (d)		770,000	779,625
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31 (d)		13,725,000	13,896,563
4.5% 8/15/30 (d)		6,965,000	7,212,258
4.5% 5/1/32 (d)		14,579,000	14,975,549
4.75% 3/1/30 (d)		2,831,000	2,954,715
5% 2/1/28 (d)		11,253,000	11,787,518
5.125% 5/1/27 (d)		5,955,000	6,238,458
5.375% 6/1/29 (d)		6,405,000	6,902,797
5.5% 5/1/26 (d)		4,760,000	4,924,220
5.75% 2/15/26 (d)		3,005,000	3,105,818
5.875% 5/1/27 (d)		630,000	652,050
Clear Channel Outdoor Holdings, Inc. 7.75% 4/15/28 (d)		2,650,000	2,689,750
Clear Channel Worldwide Holdings, Inc.:
5.125% 8/15/27 (d)		4,215,000	4,282,440
9.25% 2/15/24		12,379,000	12,889,634
CSC Holdings LLC:
3.375% 2/15/31 (d)		1,067,000	1,024,320
4.125% 12/1/30 (d)		4,232,000	4,248,928
4.625% 12/1/30 (d)		19,862,000	19,806,982
5.25% 6/1/24		976,000	1,050,420
5.5% 5/15/26 (d)		4,310,000	4,458,156
5.5% 4/15/27 (d)		3,510,000	3,693,222
5.75% 1/15/30 (d)		3,390,000	3,617,808
6.5% 2/1/29 (d)		2,635,000	2,905,351
6.75% 11/15/21		2,000,000	2,065,000
7.5% 4/1/28 (d)		5,160,000	5,683,534
Diamond Sports Group LLC/Diamond Sports Finance Co.:
5.375% 8/15/26 (d)		9,860,000	6,972,992
6.625% 8/15/27 (d)		14,850,000	7,647,750
DISH DBS Corp.:
5% 3/15/23		926,000	953,780
5.875% 7/15/22		2,475,000	2,580,633
5.875% 11/15/24		4,114,000	4,309,744
6.75% 6/1/21		2,647,000	2,676,779
7.375% 7/1/28		4,225,000	4,428,328
7.75% 7/1/26		4,854,000	5,341,827
Dolya Holdco 18 DAC 5% 7/15/28 (d)		3,737,000	3,827,099
E.W. Scripps Co. 5.125% 5/15/25 (d)		900,000	913,500
Gray Television, Inc.:
4.75% 10/15/30 (d)		2,875,000	2,875,000
5.875% 7/15/26 (d)		1,855,000	1,919,925
7% 5/15/27 (d)		2,175,000	2,376,188
iHeartCommunications, Inc.:
5.25% 8/15/27 (d)		1,675,000	1,716,875
6.375% 5/1/26		335,000	354,464
8.375% 5/1/27		8,650,000	9,172,287
Lamar Media Corp. 3.625% 1/15/31 (d)		625,000	617,581
LCPR Senior Secured Financing DAC 6.75% 10/15/27 (d)		345,000	370,444
MDC Partners, Inc. 7.5% 5/1/24 (d)(f)		3,345,000	3,370,088
Meredith Corp. 6.875% 2/1/26		2,660,000	2,714,104
Nexstar Broadcasting, Inc.:
4.75% 11/1/28 (d)		3,100,000	3,165,875
5.625% 7/15/27 (d)		2,118,000	2,237,138
Outfront Media Capital LLC / Corp.:
4.25% 1/15/29 (d)		350,000	340,375
5% 8/15/27 (d)		100,000	101,625
6.25% 6/15/25 (d)		355,000	376,300
Radiate Holdco LLC/Radiate Financial Service Ltd.:
4.5% 9/15/26 (d)		5,382,000	5,449,275
6.5% 9/15/28 (d)		8,410,000	8,830,500
Scripps Escrow II, Inc.:
3.875% 1/15/29 (d)		600,000	589,275
5.375% 1/15/31 (d)		1,235,000	1,251,981
Scripps Escrow, Inc. 5.875% 7/15/27 (d)		200,000	208,400
Sinclair Television Group, Inc.:
5.125% 2/15/27 (d)		2,985,000	2,963,210
5.5% 3/1/30 (d)		1,130,000	1,134,475
5.875% 3/15/26 (d)		925,000	945,535
Sirius XM Radio, Inc.:
4.125% 7/1/30 (d)		6,380,000	6,443,800
4.625% 7/15/24 (d)		1,010,000	1,040,189
5% 8/1/27 (d)		935,000	973,587
5.375% 7/15/26 (d)		2,125,000	2,194,700
5.5% 7/1/29 (d)		5,895,000	6,379,569
Tegna, Inc.:
4.625% 3/15/28 (d)		1,320,000	1,351,350
4.75% 3/15/26 (d)		500,000	532,500
5% 9/15/29		480,000	500,189
Townsquare Media, Inc. 6.875% 2/1/26 (d)		1,725,000	1,804,083
Univision Communications, Inc.:
5.125% 2/15/25 (d)		2,825,000	2,827,684
6.625% 6/1/27 (d)		7,965,000	8,303,513
9.5% 5/1/25 (d)		1,222,000	1,331,613
Urban One, Inc. 7.375% 2/1/28 (d)		1,145,000	1,153,175
Virgin Media Secured Finance PLC:
4.5% 8/15/30 (d)		2,450,000	2,505,125
5.5% 8/15/26 (d)		840,000	874,545
5.5% 5/15/29 (d)		1,110,000	1,189,720
VTR Finance BV 6.375% 7/15/28 (d)		660,000	721,050
Ziggo Bond Co. BV:
5.125% 2/28/30 (d)		1,485,000	1,548,291
6% 1/15/27 (d)		3,325,000	3,466,313
Ziggo BV:
4.875% 1/15/30 (d)(g)		2,020,000	2,108,375
5.5% 1/15/27 (d)		3,352,000	3,482,762
			319,900,954
Wireless Telecommunication Services - 1.2%
Digicel Group 0.5 Ltd. 10% 4/1/24 pay-in-kind (f)		2,053,293	2,022,494
Digicel Group Ltd. 6.75% 3/1/23 (d)		6,725,000	6,119,750
Digicel International Finance Ltd. / Digicel Holdings Bermuda Ltd.:
8% 12/31/26 (d)		1,250,000	1,192,256
8.75% 5/25/24 (d)		5,370,000	5,604,938
8.75% 5/25/24 (d)		5,075,000	5,314,477
13% 12/31/25 pay-in-kind (d)(f)		3,551,600	3,609,314
Intelsat Jackson Holdings SA:
5.5% 8/1/23 (h)		3,685,000	2,339,975
8% 2/15/24 (d)		200,000	206,500
8.5% 10/15/24 (d)(h)		7,200,000	4,680,000
9.5% 9/30/22 (d)		3,605,000	4,246,582
Millicom International Cellular SA:
4.5% 4/27/31 (d)		200,000	214,000
5.125% 1/15/28 (d)		3,615,900	3,835,512
6.25% 3/25/29 (d)		2,245,500	2,517,767
Sprint Communications, Inc.:
6% 11/15/22		500,000	534,430
11.5% 11/15/21		195,000	208,163
Sprint Corp.:
7.125% 6/15/24		14,305,000	16,471,492
7.25% 9/15/21		1,921,000	1,976,440
7.625% 2/15/25		2,050,000	2,439,500
7.625% 3/1/26		1,000,000	1,227,880
7.875% 9/15/23		5,150,000	5,945,933
T-Mobile U.S.A., Inc.:
2.25% 2/15/26		1,425,000	1,419,514
2.625% 2/15/29		1,175,000	1,150,031
2.875% 2/15/31		4,140,000	4,062,375
6% 3/1/23		1,525,000	1,532,930
6% 4/15/24		400,000	402,500
6.5% 1/15/26		4,500,000	4,640,625
Telesat Canada/Telesat LLC 6.5% 10/15/27 (d)		1,165,000	1,202,315
			85,117,693
TOTAL COMMUNICATION SERVICES			598,958,254
CONSUMER DISCRETIONARY - 7.1%
Auto Components - 0.6%
Adient Global Holdings Ltd. 4.875% 8/15/26 (d)		5,415,000	5,469,150
Allison Transmission, Inc.:
4.75% 10/1/27 (d)		675,000	696,938
5.875% 6/1/29 (d)		2,466,000	2,663,280
American Axle & Manufacturing, Inc.:
6.25% 4/1/25		1,300,000	1,339,130
6.25% 3/15/26		1,000,000	1,021,240
6.5% 4/1/27		3,630,000	3,790,228
6.875% 7/1/28		550,000	581,944
Cooper Standard Auto, Inc. 5.625% 11/15/26 (d)		800,000	695,440
Dana Financing Luxembourg SARL:
5.75% 4/15/25 (d)		1,615,000	1,656,586
6.5% 6/1/26 (d)		765,000	793,688
Dana, Inc.:
5.375% 11/15/27		2,570,000	2,685,650
5.625% 6/15/28		3,140,000	3,332,325
Panther BF Aggregator 2 LP / Panther Finance Co., Inc.:
6.25% 5/15/26 (d)		125,000	133,125
8.5% 5/15/27 (d)		7,420,000	8,006,180
Patrick Industries, Inc. 7.5% 10/15/27 (d)		325,000	354,656
Real Hero Merger Sub 2 6.25% 2/1/29 (d)		590,000	607,700
Tenneco, Inc.:
5% 7/15/24 (Reg. S)	EUR	275,000	338,554
5% 7/15/26		2,300,000	2,159,125
5.375% 12/15/24		1,710,000	1,689,018
7.875% 1/15/29 (d)		1,505,000	1,686,962
The Goodyear Tire & Rubber Co. 9.5% 5/31/25		490,000	550,589
			40,251,508
Automobiles - 0.5%
Ford Motor Co.:
4.75% 1/15/43		5,440,000	5,502,560
5.291% 12/8/46		6,425,000	6,786,406
8.5% 4/21/23		715,000	799,906
9% 4/22/25		9,170,000	11,132,013
9.625% 4/22/30		3,005,000	4,251,174
PM General Purchaser LLC 9.5% 10/1/28 (d)		1,725,000	1,899,139
Tesla, Inc. 5.3% 8/15/25 (d)		3,250,000	3,382,275
			33,753,473
Distributors - 0.0%
American Builders & Contractors Supply Co., Inc. 5.875% 5/15/26 (d)		1,770,000	1,829,348
Diversified Consumer Services - 0.4%
Adtalem Global Education, Inc. 5.5% 3/1/28 (d)(g)(i)		6,730,000	6,698,369
Frontdoor, Inc. 6.75% 8/15/26 (d)		860,000	914,825
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (d)		6,250,000	6,457,031
Laureate Education, Inc. 8.25% 5/1/25 (d)		9,855,000	10,323,113
Service Corp. International:
3.375% 8/15/30		1,540,000	1,511,125
5.125% 6/1/29		735,000	794,263
Sotheby's 7.375% 10/15/27 (d)		5,835,000	6,301,800
			33,000,526
Hotels, Restaurants & Leisure - 3.9%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
4% 10/15/30 (d)		12,964,000	12,607,490
5.75% 4/15/25 (d)		255,000	271,894
Affinity Gaming LLC 6.875% 12/15/27 (d)		3,085,000	3,270,100
Aramark Services, Inc.:
4.75% 6/1/26		2,450,000	2,486,750
5% 2/1/28 (d)		11,930,000	12,228,250
6.375% 5/1/25 (d)		6,985,000	7,377,906
Bally's Corp. 6.75% 6/1/27 (d)		4,750,000	5,085,113
Boyd Gaming Corp.:
4.75% 12/1/27		1,375,000	1,397,798
6% 8/15/26		2,065,000	2,138,576
6.375% 4/1/26		2,555,000	2,639,647
8.625% 6/1/25 (d)		1,684,000	1,852,400
Brinker International, Inc.:
3.875% 5/15/23		1,750,000	1,754,375
5% 10/1/24 (d)		2,315,000	2,407,600
Caesars Entertainment, Inc.:
6.25% 7/1/25 (d)		5,364,000	5,679,108
8.125% 7/1/27(d)		9,684,000	10,552,655
Caesars Resort Collection LLC:
5.25% 10/15/25 (d)		14,230,000	14,141,774
5.75% 7/1/25 (d)		895,000	939,750
Carnival Corp.:
5.75% 3/1/27 (d)		4,565,000	4,633,475
6.65% 1/15/28		210,000	221,550
7.625% 3/1/26 (d)		5,375,000	5,650,469
9.875% 8/1/27 (d)		2,030,000	2,334,662
CCM Merger, Inc. 6.375% 5/1/26 (d)		450,000	477,000
Cedar Fair LP 5.25% 7/15/29		4,120,000	4,130,300
Cedar Fair LP/Canada's Wonderland Co.:
5.375% 4/15/27		1,130,000	1,155,001
5.5% 5/1/25 (d)		2,070,000	2,169,619
6.5% 10/1/28 (d)		75,000	79,313
Dave & Buster's, Inc. 7.625% 11/1/25 (d)		1,570,000	1,664,200
Full House Resorts, Inc. 8.25% 2/15/28 (d)		650,000	689,000
Genting New York LLC / GENNY Capital, Inc. 3.3% 2/15/26 (d)		550,000	551,582
Golden Entertainment, Inc. 7.625% 4/15/26 (d)		5,246,000	5,568,996
Golden Nugget, Inc. 6.75% 10/15/24 (d)		6,675,000	6,787,674
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32 (d)		4,225,000	4,160,949
3.75% 5/1/29 (d)		325,000	330,623
4% 5/1/31 (d)		2,955,000	2,995,631
4.875% 1/15/30		1,732,000	1,866,265
5.375% 5/1/25 (d)		380,000	399,665
5.75% 5/1/28 (d)		1,520,000	1,646,358
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875% 4/1/27		2,425,000	2,522,000
International Game Technology PLC:
5.25% 1/15/29 (d)		3,550,000	3,758,563
6.25% 2/15/22 (d)		655,000	667,281
6.25% 1/15/27 (d)		4,881,000	5,527,733
6.5% 2/15/25 (d)		500,000	552,500
Jacobs Entertainment, Inc. 7.875% 2/1/24 (d)		2,745,000	2,857,408
LHMC Finco SARL 7.875% 12/20/23 (d)		1,565,000	1,574,781
Life Time, Inc.:
5.75% 1/15/26 (d)		2,020,000	2,055,350
8% 4/15/26 (d)		770,000	779,625
Marriott International, Inc. 5.75% 5/1/25		645,000	744,760
Marriott Ownership Resorts, Inc.:
6.125% 9/15/25 (d)		820,000	871,250
6.5% 9/15/26		1,985,000	2,065,293
MCE Finance Ltd.:
4.875% 6/6/25 (d)		215,000	220,590
5.375% 12/4/29 (d)		1,455,000	1,539,797
5.75% 7/21/28 (d)		1,575,000	1,686,038
Merlin Entertainments PLC 5.75% 6/15/26 (d)		200,000	211,000
MGM China Holdings Ltd.:
5.25% 6/18/25 (d)		715,000	747,845
5.375% 5/15/24 (d)		670,000	686,750
5.875% 5/15/26 (d)		665,000	699,992
MGM Resorts International:
4.625% 9/1/26		188,000	197,165
4.75% 10/15/28		3,673,000	3,822,877
5.5% 4/15/27		2,259,000	2,450,337
6% 3/15/23		905,000	964,956
6.75% 5/1/25		6,325,000	6,771,735
7.75% 3/15/22		250,000	264,063
Mohegan Tribal Gaming Authority 8% 2/1/26 (d)		3,245,000	3,208,494
Motion Bondco DAC 6.625% 11/15/27 (d)		3,400,000	3,502,000
NCL Corp. Ltd.:
3.625% 12/15/24 (d)		1,950,000	1,822,665
5.875% 3/15/26 (d)		1,600,000	1,607,680
10.25% 2/1/26 (d)		970,000	1,127,625
Peninsula Pacific Entertainment LLC 8.5% 11/15/27 (d)		3,580,000	3,848,500
Penn National Gaming, Inc. 5.625% 1/15/27 (d)		2,900,000	3,030,500
Royal Caribbean Cruises Ltd.:
5.25% 11/15/22		1,890,000	1,926,023
9.125% 6/15/23 (d)		520,000	570,700
11.5% 6/1/25 (d)		5,475,000	6,412,594
Scientific Games Corp.:
5% 10/15/25 (d)		4,920,000	5,059,974
7% 5/15/28 (d)		2,665,000	2,824,101
7.25% 11/15/29 (d)		4,229,000	4,599,038
8.25% 3/15/26 (d)		8,295,000	8,792,949
8.625% 7/1/25 (d)		4,515,000	4,862,113
SeaWorld Parks & Entertainment, Inc. 9.5% 8/1/25 (d)		1,885,000	2,040,588
Six Flags Entertainment Corp.:
4.875% 7/31/24 (d)		980,000	980,804
5.5% 4/15/27 (d)		1,975,000	2,016,747
Six Flags Theme Park, Inc. 7% 7/1/25 (d)		270,000	291,068
Stars Group Holdings BV 7% 7/15/26 (d)		2,040,000	2,139,817
Station Casinos LLC:
4.5% 2/15/28 (d)		4,844,000	4,825,835
5% 10/1/25 (d)		1,715,000	1,729,072
Studio City Finance Ltd. 5% 1/15/29 (d)		835,000	847,525
Travel+Leisure Co. 4.625% 3/1/30 (d)		250,000	259,140
Vail Resorts, Inc. 6.25% 5/15/25 (d)		605,000	646,080
Viking Cruises Ltd.:
7% 2/15/29 (d)		675,000	685,125
13% 5/15/25 (d)		1,175,000	1,383,281
Viking Ocean Cruises Ship VII Ltd. 5.625% 2/15/29 (d)		845,000	850,493
Voc Escrow Ltd. 5% 2/15/28 (d)		1,325,000	1,309,233
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/28 (d)		1,190,000	1,213,800
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25% 5/15/27 (d)		5,810,000	6,166,676
Wynn Macau Ltd.:
4.875% 10/1/24 (d)		1,485,000	1,493,613
5.125% 12/15/29 (d)		375,000	382,500
5.5% 1/15/26 (d)		1,345,000	1,394,765
5.5% 10/1/27 (d)		2,495,000	2,583,884
5.625% 8/26/28 (d)		4,730,000	4,919,200
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.:
5.125% 10/1/29 (d)		2,918,000	3,071,195
7.75% 4/15/25 (d)		1,229,000	1,333,711
Yum! Brands, Inc.:
3.625% 3/15/31		47,000	45,179
5.35% 11/1/43		1,490,000	1,609,200
6.875% 11/15/37		2,425,000	3,031,250
7.75% 4/1/25 (d)		770,000	844,921
			279,872,865
Household Durables - 0.6%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co.:
6.625% 1/15/28 (d)		1,500,000	1,606,275
6.75% 8/1/25 (d)		3,525,000	3,639,563
Beazer Homes U.S.A., Inc.:
5.875% 10/15/27		2,675,000	2,795,375
7.25% 10/15/29		7,175,000	7,964,250
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp.:
4.875% 2/15/30 (d)		2,379,000	2,407,405
6.25% 9/15/27 (d)		4,813,000	5,077,763
6.375% 5/15/25 (d)		500,000	513,125
CD&R Smokey Buyer, Inc. 6.75% 7/15/25 (d)		170,000	180,625
Century Communities, Inc.:
5.875% 7/15/25		500,000	521,428
6.75% 6/1/27		1,450,000	1,544,250
KB Home:
4.8% 11/15/29		1,575,000	1,693,125
6.875% 6/15/27		1,550,000	1,829,000
M/I Homes, Inc.:
4.95% 2/1/28		1,910,000	2,003,819
5.625% 8/1/25		680,000	706,350
Meritage Homes Corp.:
5.125% 6/6/27		1,836,000	2,060,910
6% 6/1/25		1,000,000	1,122,500
New Home Co. LLC 7.25% 10/15/25 (d)		1,300,000	1,332,240
Newell Brands, Inc. 5.875% 4/1/36		270,000	336,150
Picasso Finance Sub, Inc. 6.125% 6/15/25 (d)		520,000	555,214
STL Holding Co. LLC 7.5% 2/15/26 (d)		950,000	980,875
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.625% 3/1/24 (d)		250,000	270,128
5.875% 4/15/23 (d)		910,000	964,600
Tempur Sealy International, Inc. 5.5% 6/15/26		1,095,000	1,132,657
TopBuild Corp. 3.625% 3/15/29 (d)(g)		975,000	978,656
TRI Pointe Homes, Inc.:
5.25% 6/1/27		575,000	621,920
5.7% 6/15/28		180,000	200,250
			43,038,453
Internet & Direct Marketing Retail - 0.2%
Expedia, Inc.:
4.625% 8/1/27 (d)		240,000	267,089
6.25% 5/1/25 (d)		925,000	1,081,097
7% 5/1/25 (d)		780,000	862,333
Match Group Holdings II LLC 4.125% 8/1/30 (d)		350,000	361,813
Photo Holdings Merger Sub, Inc. 8.5% 10/1/26 (d)		1,605,000	1,721,716
Terrier Media Buyer, Inc. 8.875% 12/15/27 (d)		10,299,000	11,032,804
			15,326,852
Leisure Products - 0.1%
Mattel, Inc.:
5.45% 11/1/41		744,000	840,720
5.875% 12/15/27 (d)		600,000	653,175
6.2% 10/1/40		2,500,000	2,950,000
Vista Outdoor, Inc. 4.5% 3/15/29 (d)(g)		1,425,000	1,412,745
			5,856,640
Multiline Retail - 0.0%
LSF9 Atlantis Holdings LLC / Victra Finance Corp. 7.75% 2/15/26 (d)		680,000	695,212
Specialty Retail - 0.6%
Academy Ltd. 6% 11/15/27 (d)		469,000	494,664
Adient U.S. LLC 9% 4/15/25 (d)		4,605,000	5,100,038
Caleres, Inc. 6.25% 8/15/23		1,500,000	1,507,500
Group 1 Automotive, Inc. 4% 8/15/28 (d)		545,000	550,450
Jaguar Land Rover Automotive PLC 7.75% 10/15/25 (d)		2,485,000	2,683,800
L Brands, Inc.:
5.25% 2/1/28		265,000	283,550
5.625% 10/15/23		1,975,000	2,137,938
6.625% 10/1/30 (d)		1,335,000	1,495,200
6.694% 1/15/27		1,030,000	1,160,063
6.75% 7/1/36		2,350,000	2,825,875
6.875% 7/1/25 (d)		90,000	98,325
6.875% 11/1/35		315,000	382,152
7.5% 6/15/29		745,000	841,850
9.375% 7/1/25 (d)		960,000	1,188,000
LBM Acquisition LLC 6.25% 1/15/29 (d)		1,115,000	1,130,565
Park River Holdings, Inc. 5.625% 2/1/29 (d)		2,600,000	2,547,220
PetSmart, Inc. 7.125% 3/15/23 (d)		4,000,000	4,007,200
PetSmart, Inc. / PetSmart Finance Corp.:
4.75% 2/15/28 (d)		250,000	258,540
7.75% 2/15/29 (d)		2,270,000	2,434,575
Rent-A-Center, Inc. 6.375% 2/15/29 (d)		345,000	358,838
Sally Holdings LLC:
5.5% 11/1/23		3,000,000	3,015,000
5.625% 12/1/25		4,123,000	4,215,768
8.75% 4/30/25 (d)		800,000	880,000
Specialty Building Products Holdings LLC 6.375% 9/30/26 (d)		1,140,000	1,182,750
Staples, Inc.:
7.5% 4/15/26 (d)		1,535,000	1,538,377
10.75% 4/15/27 (d)		2,330,000	2,225,150
			44,543,388
Textiles, Apparel & Luxury Goods - 0.2%
Hanesbrands, Inc. 5.375% 5/15/25 (d)		2,035,000	2,156,652
Levi Strauss & Co. 3.5% 3/1/31 (d)		1,565,000	1,582,606
The William Carter Co.:
5.5% 5/15/25 (d)		1,975,000	2,083,625
5.625% 3/15/27 (d)		2,405,000	2,532,766
Wolverine World Wide, Inc.:
5% 9/1/26 (d)		2,275,000	2,331,875
6.375% 5/15/25 (d)		2,305,000	2,463,469
			13,150,993
TOTAL CONSUMER DISCRETIONARY			511,319,258
CONSUMER STAPLES - 1.8%
Food & Staples Retailing - 0.6%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.5% 3/15/29 (d)		10,285,000	9,881,314
4.875% 2/15/30 (d)		2,810,000	2,908,968
5.875% 2/15/28 (d)		3,210,000	3,418,650
7.5% 3/15/26 (d)		1,565,000	1,712,274
C&S Group Enterprises LLC 5% 12/15/28 (d)		5,360,000	5,266,200
Cosan Luxembourg SA 7% 1/20/27 (d)		1,315,000	1,397,598
Iceland Bondco PLC 4.625% 3/15/25 (Reg. S)	GBP	1,055,000	1,461,527
New Albertsons, Inc.:
7.45% 8/1/29		615,000	731,850
8% 5/1/31		415,000	518,750
Performance Food Group, Inc.:
5.5% 10/15/27 (d)		6,220,000	6,531,560
6.875% 5/1/25 (d)		1,399,000	1,493,433
SEG Holding LLC/SEG Finance Corp. 5.625% 10/15/28 (d)		25,000	26,500
Sigma Holdco BV 7.875% 5/15/26 (d)		905,000	925,815
U.S. Foods, Inc.:
4.75% 2/15/29 (d)		2,385,000	2,418,724
6.25% 4/15/25 (d)		2,890,000	3,074,238
United Natural Foods, Inc. 6.75% 10/15/28 (d)		890,000	932,275
			42,699,676
Food Products - 1.1%
B&G Foods, Inc.:
5.25% 4/1/25		3,985,000	4,086,219
5.25% 9/15/27		2,045,000	2,145,757
Chobani LLC/Finance Corp., Inc.:
4.625% 11/15/28 (d)		645,000	665,963
7.5% 4/15/25 (d)		4,755,000	4,921,520
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 6.75% 2/15/28 (d)		3,050,000	3,347,253
JBS U.S.A. Lux SA / JBS Food Co.:
5.5% 1/15/30 (d)		8,200,000	9,184,000
6.5% 4/15/29 (d)		8,350,000	9,393,750
Kraft Heinz Foods Co.:
4.375% 6/1/46		2,875,000	3,132,233
4.875% 10/1/49		2,035,000	2,374,874
5% 7/15/35		625,000	756,144
5% 6/4/42		825,000	970,400
5.2% 7/15/45		650,000	781,129
5.5% 6/1/50		1,975,000	2,539,446
6.875% 1/26/39		690,000	967,463
7.125% 8/1/39 (d)		525,000	769,910
Pilgrim's Pride Corp.:
5.75% 3/15/25 (d)		2,630,000	2,682,074
5.875% 9/30/27 (d)		5,365,000	5,755,840
Post Holdings, Inc.:
4.5% 9/15/31 (d)(g)		4,375,000	4,364,063
4.625% 4/15/30 (d)		4,004,000	4,064,060
5.5% 12/15/29 (d)		8,389,000	9,028,745
5.625% 1/15/28 (d)		1,480,000	1,553,593
5.75% 3/1/27 (d)		1,070,000	1,120,451
Simmons Foods, Inc. 4.625% 3/1/29 (d)(g)		650,000	658,385
TreeHouse Foods, Inc. 4% 9/1/28		1,325,000	1,361,703
			76,624,975
Household Products - 0.0%
Central Garden & Pet Co. 4.125% 10/15/30		47,000	48,804
Diamond BC BV 5.625% 8/15/25 (Reg. S)	EUR	520,000	638,386
Energizer Holdings, Inc. 4.375% 3/31/29 (d)		550,000	548,625
Spectrum Brands Holdings, Inc.:
3.875% 3/15/31 (d)(g)		720,000	711,713
5% 10/1/29 (d)		1,055,000	1,123,575
5.5% 7/15/30 (d)		610,000	657,342
5.75% 7/15/25		500,000	515,000
			4,243,445
Personal Products - 0.1%
Prestige Brands, Inc.:
3.75% 4/1/31 (d)(g)		2,325,000	2,267,340
6.375% 3/1/24 (d)		1,965,000	1,996,322
			4,263,662
Tobacco - 0.0%
Vector Group Ltd.:
5.75% 2/1/29 (d)		3,700,000	3,834,366
10.5% 11/1/26 (d)		325,000	351,000
			4,185,366
TOTAL CONSUMER STAPLES			132,017,124
ENERGY - 6.2%
Energy Equipment & Services - 0.3%
Archrock Partners LP / Archrock Partners Finance Corp. 6.875% 4/1/27 (d)		865,000	912,765
DCP Midstream Operating LP 6.75% 9/15/37 (d)		1,350,000	1,518,750
Exterran Energy Solutions LP 8.125% 5/1/25		1,660,000	1,510,600
Nabors Industries Ltd.:
7.25% 1/15/26 (d)		850,000	754,651
7.5% 1/15/28 (d)		2,575,000	2,225,753
Nabors Industries, Inc. 5.75% 2/1/25		4,375,000	3,472,656
NuStar Logistics LP 5.75% 10/1/25		4,205,000	4,478,325
Precision Drilling Corp.:
5.25% 11/15/24		500,000	467,500
7.125% 1/15/26 (d)		1,000,000	970,000
Transocean Guardian Ltd. 5.875% 1/15/24 (d)		967,875	875,927
Transocean Phoenix 2 Ltd. 7.75% 10/15/24 (d)		201,000	198,990
Transocean Pontus Ltd. 6.125% 8/1/25 (d)		866,375	827,388
Transocean Poseidon Ltd. 6.875% 2/1/27 (d)		665,000	621,775
Transocean Proteus Ltd. 6.25% 12/1/24 (d)		729,000	703,485
Transocean Sentry Ltd. 5.375% 5/15/23 (d)		1,023,104	978,343
Transocean, Inc.:
7.5% 1/15/26 (d)		1,676,000	1,068,450
8% 2/1/27 (d)		675,000	421,875
U.S.A. Compression Partners LP:
6.875% 4/1/26		780,000	805,350
6.875% 9/1/27		580,000	609,000
			23,421,583
Oil, Gas & Consumable Fuels - 5.9%
Aethon United BR LP / Aethon United Finance Corp. 8.25% 2/15/26 (d)		2,640,000	2,745,600
Antero Midstream Partners LP/Antero Midstream Finance Corp.:
5.375% 9/15/24		986,000	993,395
5.75% 1/15/28 (d)		1,710,000	1,723,894
7.875% 5/15/26 (d)		125,000	136,016
Antero Resources Corp.:
5% 3/1/25		5,065,000	5,037,143
5.625% 6/1/23 (Reg. S)		808,000	808,970
7.625% 2/1/29 (d)		2,275,000	2,425,719
8.375% 7/15/26 (d)		1,775,000	1,941,406
Apache Corp.:
4.25% 1/15/30		890,000	899,238
4.375% 10/15/28		600,000	609,000
4.625% 11/15/25		770,000	797,913
4.75% 4/15/43		725,000	708,695
4.875% 11/15/27		885,000	927,648
5.1% 9/1/40		3,770,000	3,846,644
5.25% 2/1/42		125,000	130,000
5.35% 7/1/49		535,000	532,325
6% 1/15/37		55,000	62,150
7.375% 8/15/47		275,000	287,375
7.75% 12/15/29		200,000	230,000
Ascent Resources - Utica LLC/ARU Finance Corp.:
7% 11/1/26 (d)		2,555,000	2,569,372
8.25% 12/31/28 (d)		1,400,000	1,456,000
9% 11/1/27 (d)		1,836,000	2,345,490
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.625% 12/15/25 (d)		500,000	537,605
California Resources Corp. 7.125% 2/1/26 (d)		1,755,000	1,756,097
Cheniere Corpus Christi Holdings LLC:
5.125% 6/30/27		1,210,000	1,412,558
5.875% 3/31/25		300,000	345,661
7% 6/30/24		295,000	342,286
Cheniere Energy Partners LP:
4% 3/1/31 (d)(g)		5,200,000	5,240,716
4.5% 10/1/29		1,440,000	1,515,600
5.625% 10/1/26		3,675,000	3,818,693
Cheniere Energy, Inc. 4.625% 10/15/28 (d)		8,951,000	9,306,355
Chesapeake Energy Corp.:
5.5% 2/1/26 (d)		1,415,000	1,475,166
5.875% 2/1/29 (d)		2,600,000	2,775,552
Citgo Holding, Inc. 9.25% 8/1/24 (d)		6,505,000	6,407,425
Citgo Petroleum Corp.:
6.25% 8/15/22 (d)		700,000	700,210
6.375% 6/15/26 (d)		4,690,000	4,760,350
7% 6/15/25 (d)		8,279,000	8,535,980
CNX Resources Corp.:
6% 1/15/29 (d)		480,000	502,200
7.25% 3/14/27 (d)		5,046,000	5,399,220
Comstock Resources, Inc.:
6.75% 3/1/29 (d)(g)		3,970,000	4,118,875
7.5% 5/15/25 (d)		1,510,000	1,574,175
9.75% 8/15/26		2,445,000	2,668,938
9.75% 8/15/26		2,225,000	2,419,688
Continental Resources, Inc.:
4.375% 1/15/28		1,240,000	1,304,753
4.9% 6/1/44		1,895,000	1,894,432
5.75% 1/15/31 (d)		4,285,000	4,830,095
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27 (d)		8,449,000	8,375,071
5.75% 4/1/25		6,823,000	6,860,868
6% 2/1/29 (d)		6,205,000	6,139,103
CrownRock LP/CrownRock Finance, Inc. 5.625% 10/15/25 (d)		350,000	353,500
CVR Energy, Inc.:
5.25% 2/15/25 (d)		2,179,000	2,150,673
5.75% 2/15/28 (d)		4,972,000	4,926,432
DCP Midstream Operating LP:
4.75% 9/30/21 (d)		300,000	302,438
5.125% 5/15/29		5,200,000	5,510,544
5.375% 7/15/25		1,575,000	1,679,013
5.6% 4/1/44		195,000	202,313
5.625% 7/15/27		3,375,000	3,652,526
6.45% 11/3/36 (d)		865,000	967,070
8.125% 8/16/30		764,000	1,000,840
EG Global Finance PLC:
6.75% 2/7/25 (d)		5,175,000	5,316,536
8.5% 10/30/25 (d)		4,964,000	5,257,124
Endeavor Energy Resources LP/EER Finance, Inc.:
5.5% 1/30/26 (d)		3,685,000	3,758,700
5.75% 1/30/28 (d)		4,805,000	5,078,885
6.625% 7/15/25 (d)		828,000	870,294
EnLink Midstream LLC 5.625% 1/15/28 (d)		440,000	443,850
EnLink Midstream Partners LP:
4.4% 4/1/24		380,000	382,850
5.05% 4/1/45		580,000	461,100
5.45% 6/1/47		1,210,000	1,001,275
5.6% 4/1/44		205,000	173,738
EQM Midstream Partners LP:
4.125% 12/1/26		475,000	464,347
4.75% 1/15/31 (d)		2,895,000	2,790,056
5.5% 7/15/28		180,000	185,400
6% 7/1/25 (d)		1,590,000	1,679,771
6.5% 7/1/27 (d)		3,312,000	3,552,816
EQT Corp.:
3.9% 10/1/27		4,233,000	4,390,510
5% 1/15/29		760,000	832,200
7.625% 2/1/25 (f)		1,300,000	1,510,048
8.5% 2/1/30		1,597,000	2,088,780
Global Partners LP/GLP Finance Corp.:
6.875% 1/15/29		3,095,000	3,358,075
7% 8/1/27		5,812,000	6,160,720
Hess Corp.:
7.3% 8/15/31		165,000	217,497
7.875% 10/1/29		80,000	106,729
Hess Midstream Partners LP:
5.125% 6/15/28 (d)		3,620,000	3,728,600
5.625% 2/15/26 (d)		4,095,000	4,241,929
Hilcorp Energy I LP/Hilcorp Finance Co.:
5.75% 10/1/25 (d)		2,605,000	2,650,588
5.75% 2/1/29 (d)		1,120,000	1,141,000
6% 2/1/31 (d)		1,190,000	1,209,373
6.25% 11/1/28 (d)		3,738,000	3,901,538
Holly Energy Partners LP/Holly Energy Finance Corp. 5% 2/1/28 (d)		2,875,000	2,896,448
Magnolia Oil & Gas Operating LLC 6% 8/1/26 (d)		2,200,000	2,268,024
Matador Resources Co. 5.875% 9/15/26		1,825,000	1,779,375
MEG Energy Corp.:
5.875% 2/1/29 (d)		2,405,000	2,441,797
6.5% 1/15/25 (d)		1,750,000	1,804,688
7.125% 2/1/27 (d)		3,382,000	3,550,085
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (d)		1,100,000	1,098,625
New Fortress Energy LLC 6.75% 9/15/25 (d)		6,634,000	6,884,102
Newfield Exploration Co. 5.625% 7/1/24		930,000	1,019,447
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.5% 2/1/26 (d)		11,545,000	11,903,068
NGL Energy Partners LP/NGL Energy Finance Corp. 7.5% 11/1/23		2,985,000	2,864,705
NGPL PipeCo LLC:
4.875% 8/15/27 (d)		425,000	484,233
7.768% 12/15/37 (d)		310,000	416,288
Occidental Petroleum Corp.:
2.7% 2/15/23		690,000	674,478
2.9% 8/15/24		4,745,000	4,617,739
3% 2/15/27		1,315,000	1,234,542
3.4% 4/15/26		680,000	660,239
3.45% 7/15/24		525,000	519,750
3.5% 6/15/25		1,000,000	984,490
3.5% 8/15/29		2,760,000	2,639,305
4.1% 2/15/47		200,000	170,000
4.2% 3/15/48		850,000	724,625
4.3% 8/15/39		330,000	292,875
4.4% 4/15/46		1,860,000	1,664,700
4.4% 8/15/49		1,170,000	1,030,331
4.625% 6/15/45		225,000	204,750
5.5% 12/1/25		710,000	751,989
5.55% 3/15/26		1,755,000	1,873,463
5.875% 9/1/25		960,000	1,041,600
6.125% 1/1/31		3,110,000	3,474,492
6.2% 3/15/40		320,000	345,600
6.375% 9/1/28		680,000	754,800
6.45% 9/15/36		2,530,000	2,884,200
6.625% 9/1/30		3,865,000	4,396,438
6.95% 7/1/24		756,000	833,490
7.5% 5/1/31		3,730,000	4,382,750
7.875% 9/15/31		230,000	272,550
7.95% 6/15/39		1,225,000	1,476,125
8% 7/15/25		2,660,000	3,087,263
8.5% 7/15/27		1,860,000	2,226,801
8.875% 7/15/30		7,400,000	9,458,162
Ovintiv, Inc.:
6.5% 8/15/34		1,160,000	1,447,086
6.5% 2/1/38		550,000	673,315
6.625% 8/15/37		250,000	308,982
PBF Holding Co. LLC/PBF Finance Corp. 9.25% 5/15/25 (d)		6,880,000	6,705,936
Petrobras Global Finance BV 7.375% 1/17/27		1,180,000	1,436,060
Range Resources Corp.:
4.875% 5/15/25		2,700,000	2,671,650
5% 3/15/23		3,129,000	3,144,645
8.25% 1/15/29 (d)		520,000	558,844
9.25% 2/1/26		2,975,000	3,237,425
Rattler Midstream LP 5.625% 7/15/25 (d)		2,685,000	2,799,113
Rockies Express Pipeline LLC:
3.6% 5/15/25 (d)		1,925,000	1,963,500
4.8% 5/15/30 (d)		100,000	103,512
4.95% 7/15/29 (d)		1,195,000	1,277,156
6.875% 4/15/40 (d)		835,000	924,763
7.5% 7/15/38 (d)		2,800,000	3,164,000
Sanchez Energy Corp. 7.25% 2/15/23 (c)(d)(h)		3,242,000	0
Seven Generations Energy Ltd. 5.375% 9/30/25 (d)		4,435,000	4,607,078
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29 (d)		4,650,000	4,650,000
5.5% 2/15/26		2,383,000	2,451,773
5.875% 3/15/28		265,000	280,937
6% 4/15/27		2,535,000	2,638,808
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.5% 9/15/24 (d)		2,733,000	2,746,665
5.5% 1/15/28 (d)		2,290,000	2,249,925
6% 3/1/27 (d)		5,795,000	5,846,054
6% 12/31/30 (d)		4,495,000	4,470,727
7.5% 10/1/25 (d)		1,625,000	1,732,738
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4% 1/15/32 (d)		6,290,000	6,165,458
4.25% 11/15/23		750,000	750,218
4.875% 2/1/31 (d)		8,604,000	8,823,402
5% 1/15/28		250,000	260,278
5.375% 2/1/27		6,800,000	7,055,000
5.5% 3/1/30		3,507,000	3,750,281
5.875% 4/15/26		715,000	744,530
6.5% 7/15/27		1,300,000	1,397,708
6.875% 1/15/29		5,505,000	6,103,669
Viper Energy Partners LP 5.375% 11/1/27 (d)		2,364,000	2,488,110
Western Gas Partners LP:
3.95% 6/1/25		400,000	404,000
4.35% 2/1/25		2,535,000	2,594,877
4.65% 7/1/26		380,000	393,384
5.3% 2/1/30		5,650,000	6,123,301
5.45% 4/1/44		75,000	79,500
5.5% 8/15/48		1,025,000	1,055,750
6.5% 2/1/50		1,350,000	1,553,459
WPX Energy, Inc.:
5.25% 9/15/24		2,700,000	3,000,375
5.25% 10/15/27		1,250,000	1,334,775
5.75% 6/1/26		2,159,000	2,269,649
			424,458,191
TOTAL ENERGY			447,879,774
FINANCIALS - 2.5%
Banks - 0.0%
CIT Group, Inc. 6.125% 3/9/28		625,000	773,438
Capital Markets - 0.2%
AssuredPartners, Inc. 5.625% 1/15/29 (d)		1,830,000	1,839,150
Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp. 3.875% 2/15/26 (d)		1,130,000	1,156,841
Lions Gate Capital Holdings LLC 6.375% 2/1/24 (d)		1,530,000	1,561,686
LPL Holdings, Inc. 5.75% 9/15/25 (d)		4,351,000	4,482,400
MSCI, Inc.:
3.875% 2/15/31 (d)		870,000	913,500
4% 11/15/29 (d)		875,000	927,596
			10,881,173
Consumer Finance - 0.7%
Ally Financial, Inc.:
8% 11/1/31		4,126,000	5,908,240
8% 11/1/31		899,000	1,275,209
Ford Motor Credit Co. LLC:
4% 11/13/30		4,390,000	4,488,775
5.113% 5/3/29		2,945,000	3,224,775
5.125% 6/16/25		3,370,000	3,639,600
goeasy Ltd. 5.375% 12/1/24 (d)		200,000	207,000
Navient Corp.:
4.875% 3/15/28		1,680,000	1,618,798
5% 3/15/27		3,230,000	3,165,400
6.125% 3/25/24		2,435,000	2,567,391
6.75% 6/25/25		1,255,000	1,350,317
6.75% 6/15/26		700,000	749,000
7.25% 1/25/22		220,000	228,250
7.25% 9/25/23		1,215,000	1,318,275
SLM Corp. 4.2% 10/29/25		700,000	733,250
Springleaf Finance Corp.:
4% 9/15/30		1,175,000	1,140,584
5.375% 11/15/29		2,865,000	3,022,575
6.125% 3/15/24		1,395,000	1,499,625
6.625% 1/15/28		3,701,000	4,208,777
6.875% 3/15/25		3,671,000	4,140,447
7.125% 3/15/26		5,714,000	6,599,670
8.875% 6/1/25		545,000	598,737
			51,684,695
Diversified Financial Services - 0.8%
Antares Holdings LP 3.95% 7/15/26 (d)		675,000	687,698
Cabot Financial SA (Luxembourg):
7.5% 10/1/23 (d)	GBP	253,599	359,928
7.5% 10/1/23 (Reg. S)	GBP	110,260	156,490
Enviva Partners LP / Enviva Partners Finance Corp. 6.5% 1/15/26 (d)		1,350,000	1,412,438
Fairstone Financial, Inc. 7.875% 7/15/24 (d)		1,550,000	1,626,477
Five Point Operation Co. LP 7.875% 11/15/25 (d)		4,269,000	4,504,691
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.375% 2/1/29 (d)		2,225,000	2,224,333
4.75% 9/15/24		1,530,000	1,608,413
5.25% 5/15/27		11,706,000	12,291,300
6.25% 5/15/26		7,760,000	8,155,450
One Fifty One PLC 9% 1/15/26 pay-in-kind (d)(f)		616,000	622,160
P&L Development LLC/PLD Finance Corp. 7.75% 11/15/25 (d)		1,950,000	2,071,875
Shift4 Payments LLC / Shift4 Payments Finance Sub, Inc. 4.625% 11/1/26 (d)		930,000	972,594
Venator Finance SARL/Venator Capital Management Ltd.:
5.75% 7/15/25 (d)		2,985,000	2,932,763
9.5% 7/1/25 (d)		825,000	932,250
Verscend Escrow Corp. 9.75% 8/15/26 (d)		8,360,000	8,977,637
VMED O2 UK Financing I PLC 4.25% 1/31/31 (d)		4,277,000	4,180,768
			53,717,265
Insurance - 0.5%
Acrisure LLC / Acrisure Finance, Inc.:
4.25% 2/15/29 (d)		1,045,000	1,026,932
7% 11/15/25 (d)		1,160,000	1,189,000
10.125% 8/1/26 (d)		975,000	1,123,073
Alliant Holdings Intermediate LLC:
4.25% 10/15/27 (d)		354,000	354,000
6.75% 10/15/27 (d)		10,949,000	11,366,485
AmWINS Group, Inc. 7.75% 7/1/26 (d)		7,055,000	7,522,394
Genworth Mortgage Holdings, Inc. 6.5% 8/15/25 (d)		1,565,000	1,691,186
GTCR AP Finance, Inc. 8% 5/15/27 (d)		1,035,000	1,104,863
HUB International Ltd. 7% 5/1/26 (d)		5,815,000	6,059,463
USI, Inc. 6.875% 5/1/25 (d)		4,985,000	5,078,469
			36,515,865
Mortgage Real Estate Investment Trusts - 0.0%
Starwood Property Trust, Inc. 5.5% 11/1/23 (d)		1,425,000	1,485,563
Thrifts & Mortgage Finance - 0.3%
Freedom Mortgage Corp. 7.625% 5/1/26 (d)		1,575,000	1,685,250
Home Point Capital, Inc. 5% 2/1/26 (d)		2,555,000	2,542,225
MGIC Investment Corp. 5.25% 8/15/28		355,000	373,158
Nationstar Mortgage Holdings, Inc.:
5.125% 12/15/30 (d)		2,275,000	2,320,819
5.5% 8/15/28 (d)		3,030,000	3,113,325
6% 1/15/27 (d)		2,662,000	2,795,100
Pennymac Financial Services, Inc.:
4.25% 2/15/29 (d)		2,725,000	2,691,537
5.375% 10/15/25 (d)		2,210,000	2,309,450
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc. 3.875% 3/1/31 (d)		1,750,000	1,736,875
Quicken Loans, Inc. 5.25% 1/15/28 (d)		3,135,000	3,307,582
			22,875,321
TOTAL FINANCIALS			177,933,320
HEALTH CARE - 3.0%
Biotechnology - 0.0%
Emergent BioSolutions, Inc. 3.875% 8/15/28 (d)		47,000	47,661
Health Care Equipment & Supplies - 0.1%
AdaptHealth LLC:
4.625% 8/1/29 (d)		2,350,000	2,353,737
6.125% 8/1/28 (d)		785,000	832,100
Avantor Funding, Inc. 4.625% 7/15/28 (d)		4,500,000	4,691,340
Hologic, Inc.:
3.25% 2/15/29 (d)		1,985,000	1,981,159
4.625% 2/1/28 (d)		185,000	195,675
Teleflex, Inc. 4.25% 6/1/28 (d)		565,000	584,069
			10,638,080
Health Care Providers & Services - 2.0%
Acadia Healthcare Co., Inc.:
5% 4/15/29 (d)		145,000	151,344
5.625% 2/15/23		250,000	250,000
6.5% 3/1/24		600,000	609,750
AMN Healthcare:
4% 4/15/29 (d)		2,522,000	2,565,378
4.625% 10/1/27 (d)		2,065,000	2,142,438
Centene Corp.:
3.375% 2/15/30		2,145,000	2,204,417
4.25% 12/15/27		3,045,000	3,170,606
4.625% 12/15/29		5,410,000	5,837,390
Community Health Systems, Inc.:
4.75% 2/15/31 (d)		2,465,000	2,417,253
5.625% 3/15/27 (d)		2,670,000	2,812,005
6% 1/15/29 (d)		2,260,000	2,395,600
6.875% 4/15/29 (d)		2,215,000	2,273,587
8% 3/15/26 (d)		3,080,000	3,288,516
8% 12/15/27 (d)		2,945,000	3,228,456
8.125% 6/30/24 (d)		1,335,000	1,391,738
DaVita HealthCare Partners, Inc.:
3.75% 2/15/31 (d)		3,250,000	3,097,071
4.625% 6/1/30 (d)		12,045,000	12,255,788
Encompass Health Corp. 4.625% 4/1/31		525,000	557,681
HCA Holdings, Inc.:
3.5% 9/1/30		3,075,000	3,199,454
5.375% 2/1/25		1,977,000	2,219,183
5.375% 9/1/26		525,000	599,204
5.625% 9/1/28		275,000	320,040
5.875% 2/15/26		875,000	1,011,456
5.875% 2/1/29		2,030,000	2,393,066
7.05% 12/1/27		515,000	633,450
Jaguar Holding Co. II/Pharmaceutical Product Development LLC:
4.625% 6/15/25 (d)		210,000	218,765
5% 6/15/28 (d)		205,000	217,300
LifePoint Health, Inc.:
4.375% 2/15/27 (d)		624,000	620,306
6.75% 4/15/25 (d)		3,260,000	3,455,600
MEDNAX, Inc. 6.25% 1/15/27 (d)		2,525,000	2,666,930
Molina Healthcare, Inc.:
3.875% 11/15/30 (d)		955,000	1,000,363
4.375% 6/15/28 (d)		840,000	873,600
Prime Healthcare Services 7.25% 11/1/25 (d)		1,150,000	1,230,500
Radiology Partners, Inc. 9.25% 2/1/28 (d)		2,420,000	2,619,650
Regionalcare Hospital Partners 9.75% 12/1/26 (d)		7,813,000	8,420,226
RP Escrow Issuer LLC 5.25% 12/15/25 (d)		4,255,000	4,403,925
Sabra Health Care LP 5.125% 8/15/26		725,000	821,079
Select Medical Corp. 6.25% 8/15/26 (d)		770,000	823,900
Surgery Center Holdings, Inc.:
6.75% 7/1/25 (d)		1,375,000	1,402,500
10% 4/15/27 (d)		1,600,000	1,780,032
Tenet Healthcare Corp.:
4.625% 7/15/24		3,372,000	3,422,580
4.625% 9/1/24 (d)		500,000	512,500
4.625% 6/15/28 (d)		3,089,000	3,213,548
4.875% 1/1/26 (d)		2,020,000	2,088,054
5.125% 5/1/25		1,515,000	1,522,575
5.125% 11/1/27 (d)		3,730,000	3,909,823
6.125% 10/1/28 (d)		16,605,000	17,480,084
6.25% 2/1/27 (d)		6,440,000	6,797,420
6.75% 6/15/23		3,260,000	3,519,431
6.875% 11/15/31		1,420,000	1,551,350
7% 8/1/25		2,100,000	2,176,230
7.5% 4/1/25 (d)		1,825,000	1,981,403
U.S. Renal Care, Inc. 10.625% 7/15/27 (d)		1,000,000	1,095,000
Vizient, Inc. 6.25% 5/15/27 (d)		125,000	131,875
			140,981,420
Health Care Technology - 0.0%
IQVIA, Inc. 5% 5/15/27 (d)		1,425,000	1,490,906
Life Sciences Tools & Services - 0.0%
Charles River Laboratories International, Inc.:
4.25% 5/1/28 (d)		145,000	151,344
5.5% 4/1/26 (d)		735,000	766,238
			917,582
Pharmaceuticals - 0.9%
Bausch Health Companies, Inc.:
5% 1/30/28 (d)		4,700,000	4,794,000
5% 2/15/29 (d)		1,490,000	1,506,763
5.25% 1/30/30 (d)		4,721,000	4,799,841
5.25% 2/15/31 (d)		3,080,000	3,118,500
6.125% 4/15/25 (d)		3,625,000	3,711,855
6.25% 2/15/29 (d)		8,968,000	9,557,198
7% 3/15/24 (d)		3,280,000	3,351,176
7% 1/15/28 (d)		4,225,000	4,569,845
7.25% 5/30/29 (d)		2,560,000	2,836,173
9% 12/15/25 (d)		2,500,000	2,722,400
Catalent Pharma Solutions 3.125% 2/15/29 (d)		675,000	666,887
Cheplapharm Arzneimittel GmbH 5.5% 1/15/28 (d)		375,000	382,500
Teva Pharmaceutical Finance LLC 6.15% 2/1/36		995,000	1,087,038
Teva Pharmaceutical Finance Netherlands III BV:
2.8% 7/21/23		1,070,000	1,048,600
6% 4/15/24		390,000	406,575
7.125% 1/31/25		2,650,000	2,868,334
Valeant Pharmaceuticals International, Inc.:
8.5% 1/31/27 (d)		9,609,000	10,629,956
9.25% 4/1/26 (d)		2,961,000	3,282,120
			61,339,761
TOTAL HEALTH CARE			215,415,410
INDUSTRIALS - 4.3%
Aerospace & Defense - 1.4%
BBA U.S. Holdings, Inc.:
4% 3/1/28 (d)		3,000,000	3,037,500
5.375% 5/1/26 (d)		2,530,000	2,586,925
Bombardier, Inc.:
6% 10/15/22 (d)		1,255,000	1,230,377
7.5% 12/1/24 (d)		3,235,000	3,034,834
7.5% 3/15/25 (d)		11,605,000	10,625,886
7.875% 4/15/27 (d)		10,855,000	9,744,534
8.75% 12/1/21 (d)		6,665,000	6,909,406
BWX Technologies, Inc.:
4.125% 6/30/28 (d)		3,000,000	3,116,250
5.375% 7/15/26 (d)		1,925,000	1,992,375
DAE Funding LLC:
4.5% 8/1/22 (d)		655,000	658,889
5% 8/1/24 (d)		1,340,000	1,378,525
Howmet Aerospace, Inc.:
5.95% 2/1/37		105,000	126,257
6.75% 1/15/28		125,000	148,438
6.875% 5/1/25		225,000	260,426
Moog, Inc. 4.25% 12/15/27 (d)		4,217,000	4,332,968
Spirit Aerosystems, Inc. 7.5% 4/15/25 (d)		2,325,000	2,459,385
The Boeing Co.:
5.15% 5/1/30		5,355,000	6,239,979
5.805% 5/1/50		5,035,000	6,494,901
5.93% 5/1/60		1,200,000	1,574,470
TransDigm UK Holdings PLC 6.875% 5/15/26		495,000	520,369
TransDigm, Inc.:
4.625% 1/15/29 (d)		3,280,000	3,226,700
5.5% 11/15/27		13,884,000	14,196,390
6.25% 3/15/26 (d)		11,930,000	12,572,908
7.5% 3/15/27		3,295,000	3,512,075
8% 12/15/25 (d)		3,665,000	3,990,269
			103,971,036
Air Freight & Logistics - 0.1%
XPO Logistics, Inc.:
6.125% 9/1/23 (d)		500,000	508,125
6.25% 5/1/25 (d)		4,940,000	5,305,807
6.75% 8/15/24 (d)		2,898,000	3,042,900
			8,856,832
Airlines - 0.2%
American Airlines, Inc. 11.75% 7/15/25 (d)		2,180,000	2,596,925
Delta Air Lines, Inc.:
7% 5/1/25 (d)		1,055,000	1,229,095
7.375% 1/15/26		1,450,000	1,698,262
Delta Air Lines, Inc. / SkyMiles IP Ltd.:
4.5% 10/20/25 (d)		240,000	256,333
4.75% 10/20/28 (d)		1,030,000	1,140,440
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd. 5.75% 1/20/26 (d)		1,815,000	1,903,826
Mileage Plus Holdings LLC 6.5% 6/20/27 (d)		1,430,000	1,562,275
United Continental Holdings, Inc.:
4.25% 10/1/22		660,000	668,250
4.875% 1/15/25		740,000	758,176
5% 2/1/24		1,010,000	1,036,513
			12,850,095
Building Products - 0.5%
Advanced Drain Systems, Inc. 5% 9/30/27 (d)		4,950,000	5,197,500
American Woodmark Corp. 4.875% 3/15/26 (d)		1,390,000	1,415,715
BCPE Ulysses Intermediate, Inc. 8.5% 4/1/27 pay-in-kind (d)(f)		500,000	508,750
Building Materials Corp. of America:
3.375% 1/15/31 (d)		950,000	909,426
4.375% 7/15/30 (d)		3,745,000	3,864,578
4.75% 1/15/28 (d)		2,856,000	2,963,100
5% 2/15/27 (d)		180,000	185,850
Cornerstone Building Brands, Inc.:
6.125% 1/15/29 (d)		1,500,000	1,537,500
8% 4/15/26 (d)		3,812,000	3,957,352
CP Atlas Buyer, Inc. 7% 12/1/28 (d)		245,000	254,494
Forterra Finance LLC/FRTA Finance Corp. 6.5% 7/15/25 (d)		1,255,000	1,349,125
Griffon Corp. 5.75% 3/1/28		2,400,000	2,520,000
Jeld-Wen, Inc.:
4.625% 12/15/25 (d)		450,000	454,500
4.875% 12/15/27 (d)		1,276,000	1,324,616
Masonite International Corp.:
5.375% 2/1/28 (d)		650,000	685,750
5.75% 9/15/26 (d)		1,395,000	1,450,800
New Enterprise Stone & Lime Co., Inc. 6.25% 3/15/26 (d)		1,055,000	1,086,650
PGT Innovations, Inc. 6.75% 8/1/26 (d)		920,000	975,200
Shea Homes Ltd. Partnership/Corp.:
4.75% 2/15/28 (d)		1,575,000	1,626,188
4.75% 4/1/29 (d)		220,000	226,050
			32,493,144
Commercial Services & Supplies - 0.9%
ADT Corp. 4.875% 7/15/32 (d)		47,000	49,761
Allied Universal Holdco LLC / Allied Universal Finance Corp.:
6.625% 7/15/26 (d)		4,259,000	4,510,409
9.75% 7/15/27 (d)		3,125,000	3,448,563
APX Group, Inc. 6.75% 2/15/27 (d)		1,460,000	1,554,900
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (d)		5,369,000	5,369,000
Core & Main Holdings LP 8.625% 9/15/24 pay-in-kind (d)		2,950,000	2,995,342
Double Eagle III Midco 1 LLC 7.75% 12/15/25 (d)		6,450,000	6,869,250
GFL Environmental, Inc. 8.5% 5/1/27 (d)		865,000	951,500
IPD BV 5.5% 12/1/25 (d)	EUR	245,000	304,910
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (d)		3,390,000	3,381,525
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc. 5% 2/1/26 (d)		3,635,000	3,698,613
Nielsen Co. SARL (Luxembourg) 5% 2/1/25 (d)		1,080,000	1,106,865
Nielsen Finance LLC/Nielsen Finance Co.:
5% 4/15/22 (d)		2,388,000	2,394,209
5.625% 10/1/28 (d)		4,824,000	5,082,566
5.875% 10/1/30 (d)		3,464,000	3,745,450
PowerTeam Services LLC 9.033% 12/4/25 (d)		2,385,000	2,641,388
Prime Securities Services Borrower LLC/Prime Finance, Inc.:
3.375% 8/31/27 (d)		47,000	45,819
5.25% 4/15/24 (d)		910,000	970,288
5.75% 4/15/26 (d)		462,000	497,805
6.25% 1/15/28 (d)		1,290,000	1,336,350
Stericycle, Inc. 3.875% 1/15/29 (d)		1,815,000	1,827,977
The Brink's Co.:
4.625% 10/15/27 (d)		850,000	875,959
5.5% 7/15/25 (d)		1,130,000	1,189,325
West Corp. 8.5% 10/15/25 (d)		6,135,000	6,088,988
			60,936,762
Construction & Engineering - 0.2%
AECOM:
5.125% 3/15/27		4,351,000	4,753,468
5.875% 10/15/24		900,000	999,000
Amsted Industries, Inc.:
4.625% 5/15/30 (d)		1,490,000	1,558,466
5.625% 7/1/27 (d)		1,605,000	1,701,300
Cloud Crane LLC 10.125% 8/1/24 (d)		2,265,000	2,378,250
Pike Corp. 5.5% 9/1/28 (d)		4,539,000	4,720,560
			16,111,044
Electrical Equipment - 0.1%
Wesco Distribution, Inc.:
7.125% 6/15/25 (d)		2,575,000	2,786,472
7.25% 6/15/28 (d)		1,015,000	1,127,919
			3,914,391
Industrial Conglomerates - 0.0%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.25% 2/1/27 (d)		1,015,000	979,475
Machinery - 0.3%
ATS Automation Tooling System, Inc. 4.125% 12/15/28 (d)		450,000	455,085
Colfax Corp.:
6% 2/15/24 (d)		310,000	319,688
6.375% 2/15/26 (d)		545,000	581,106
Hillenbrand, Inc.:
3.75% 3/1/31		380,000	378,575
5% 9/15/26 (f)		25,000	27,750
5.75% 6/15/25		155,000	165,850
Meritor, Inc. 6.25% 6/1/25 (d)		735,000	782,775
Navistar International Corp.:
6.625% 11/1/25 (d)		2,175,000	2,260,217
9.5% 5/1/25 (d)		4,215,000	4,715,531
Titan International, Inc. 6.5% 11/30/23		675,000	659,954
TriMas Corp. 4.875% 10/15/25 (d)		812,000	828,240
Vertical Holdco GmbH 7.625% 7/15/28 (d)		2,135,000	2,307,380
Vertical U.S. Newco, Inc. 5.25% 7/15/27 (d)		9,600,000	10,008,000
Welbilt, Inc. 9.5% 2/15/24		400,000	409,500
			23,899,651
Professional Services - 0.2%
ASGN, Inc. 4.625% 5/15/28 (d)		660,000	688,050
Booz Allen Hamilton, Inc. 3.875% 9/1/28 (d)		2,275,000	2,330,180
Dun & Bradstreet Corp.:
6.875% 8/15/26 (d)		4,339,000	4,642,730
10.25% 2/15/27 (d)		2,675,000	2,992,656
TriNet Group, Inc. 3.5% 3/1/29 (d)		1,780,000	1,764,425
			12,418,041
Road & Rail - 0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
5.75% 7/15/27 (d)		430,000	444,513
5.75% 7/15/27 (d)		345,000	356,213
Uber Technologies, Inc.:
7.5% 5/15/25 (d)		540,000	580,505
7.5% 9/15/27 (d)		3,635,000	3,975,781
Watco Companies LLC / Watco Finance Corp. 6.5% 6/15/27 (d)		1,595,000	1,713,907
			7,070,919
Trading Companies & Distributors - 0.3%
Foundation Building Materials, Inc. 6% 3/1/29 (d)		575,000	573,563
H&E Equipment Services, Inc. 3.875% 12/15/28 (d)		6,485,000	6,241,813
United Rentals North America, Inc.:
3.875% 2/15/31		6,619,000	6,768,755
4% 7/15/30		4,975,000	5,160,070
4.875% 1/15/28		2,775,000	2,934,563
5.25% 1/15/30		2,400,000	2,640,000
Williams Scotsman International, Inc. 4.625% 8/15/28 (d)		405,000	416,138
			24,734,902
TOTAL INDUSTRIALS			308,236,292
INFORMATION TECHNOLOGY - 2.1%
Communications Equipment - 0.3%
Commscope Technologies LLC 6% 6/15/25 (d)		1,040,000	1,057,524
CommScope, Inc.:
5.5% 3/1/24 (d)		1,000,000	1,026,250
6% 3/1/26 (d)		2,823,000	2,967,679
7.125% 7/1/28 (d)		1,690,000	1,772,388
8.25% 3/1/27 (d)		530,000	558,482
Hughes Satellite Systems Corp.:
6.625% 8/1/26		3,210,000	3,583,644
7.625% 6/15/21		75,000	76,219
SSL Robotics LLC 9.75% 12/31/23 (d)		2,687,000	3,009,440
ViaSat, Inc.:
5.625% 9/15/25 (d)		2,625,000	2,677,500
5.625% 4/15/27 (d)		1,155,000	1,209,863
6.5% 7/15/28 (d)		355,000	379,105
			18,318,094
Electronic Equipment & Components - 0.1%
Brightstar Escrow Corp. 9.75% 10/15/25 (d)		1,225,000	1,301,563
Itron, Inc. 5% 1/15/26 (d)		998,000	1,020,455
Sensata Technologies, Inc.:
3.75% 2/15/31 (d)		4,622,000	4,639,333
4.375% 2/15/30 (d)		47,000	50,114
TTM Technologies, Inc. 4% 3/1/29 (d)(g)		1,375,000	1,390,469
			8,401,934
IT Services - 0.9%
Alliance Data Systems Corp. 4.75% 12/15/24 (d)		1,775,000	1,810,500
Arches Buyer, Inc.:
4.25% 6/1/28 (d)		3,110,000	3,135,891
6.125% 12/1/28 (d)		3,910,000	4,041,904
Banff Merger Sub, Inc. 9.75% 9/1/26 (d)		9,062,000	9,656,648
Camelot Finance SA 4.5% 11/1/26 (d)		1,250,000	1,296,875
CDW LLC/CDW Finance Corp. 3.25% 2/15/29		1,605,000	1,579,320
Everi Payments, Inc. 7.5% 12/15/25 (d)		3,552,000	3,685,200
Gartner, Inc.:
3.75% 10/1/30 (d)		1,685,000	1,706,063
4.5% 7/1/28 (d)		1,505,000	1,580,250
GCI LLC 4.75% 10/15/28 (d)		850,000	878,688
Go Daddy Operating Co. LLC / GD Finance Co., Inc.:
3.5% 3/1/29 (d)		1,075,000	1,068,281
5.25% 12/1/27 (d)		735,000	771,750
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.:
6% 2/15/28 (d)		390,000	392,438
10.75% 6/1/28 (d)		2,286,000	2,628,900
Presidio Holdings, Inc.:
4.875% 2/1/27 (d)		660,000	688,050
8.25% 2/1/28 (d)		865,000	955,289
Rackspace Hosting, Inc.:
3.5% 2/15/28 (d)		1,100,000	1,078,693
5.375% 12/1/28 (d)		9,840,000	10,151,190
RP Crown Parent, LLC 7.375% 10/15/24 (d)		600,000	609,000
Sabre GLBL, Inc.:
7.375% 9/1/25 (d)		660,000	714,589
9.25% 4/15/25 (d)		370,000	438,913
Science Applications International Corp. 4.875% 4/1/28 (d)		2,320,000	2,418,600
Tempo Acquisition LLC:
5.75% 6/1/25 (d)		2,250,000	2,390,625
6.75% 6/1/25 (d)		9,340,000	9,585,175
Zayo Group LLC/Zayo Capital, Inc. 6% 4/1/23		650,000	648,375
			63,911,207
Semiconductors & Semiconductor Equipment - 0.1%
Microchip Technology, Inc. 4.25% 9/1/25 (d)		4,873,000	5,113,173
ON Semiconductor Corp. 3.875% 9/1/28 (d)		885,000	924,825
Sensata Technologies UK Financing Co. PLC 6.25% 2/15/26 (d)		3,005,000	3,102,362
			9,140,360
Software - 0.6%
Ascend Learning LLC:
6.875% 8/1/25 (d)		665,000	683,288
6.875% 8/1/25 (d)		5,085,000	5,224,838
Black Knight InfoServ LLC 3.625% 9/1/28 (d)		6,880,000	6,839,408
Boxer Parent Co., Inc.:
6.5% 10/2/25 (d)	EUR	210,000	269,724
7.125% 10/2/25 (d)		4,060,000	4,394,950
9.125% 3/1/26 (d)		415,000	440,419
BY Crown Parent LLC / BY Bond Finance, Inc. 4.25% 1/31/26 (d)		3,325,000	3,424,750
CDK Global, Inc.:
4.875% 6/1/27		485,000	507,431
5.25% 5/15/29 (d)		1,595,000	1,716,810
Crowdstrike Holdings, Inc. 3% 2/15/29		1,295,000	1,295,000
Fair Isaac Corp. 5.25% 5/15/26 (d)		1,225,000	1,387,313
LogMeIn, Inc. 5.5% 9/1/27 (d)		650,000	679,250
NortonLifeLock, Inc. 5% 4/15/25 (d)		1,300,000	1,316,250
Nuance Communications, Inc. 5.625% 12/15/26		1,085,000	1,136,538
Open Text Corp.:
3.875% 2/15/28 (d)		875,000	889,219
5.875% 6/1/26 (d)		1,000,000	1,033,125
Open Text Holdings, Inc. 4.125% 2/15/30 (d)		3,904,000	4,060,160
Rocket Software, Inc. 6.5% 2/15/29 (d)		975,000	970,125
Solera LLC/Solera Finance, Inc. 10.5% 3/1/24 (d)		3,615,000	3,741,525
SS&C Technologies, Inc. 5.5% 9/30/27 (d)		1,380,000	1,457,791
Veritas U.S., Inc./Veritas Bermuda Ltd.:
7.5% 9/1/25 (d)		1,285,000	1,331,903
10.5% 2/1/24 (d)		1,810,000	1,826,236
ZoomInfo Technologies LLC/ZoomInfo Finance Corp. 3.875% 2/1/29 (d)		420,000	416,850
			45,042,903
Technology Hardware, Storage & Peripherals - 0.1%
NCR Corp.:
5% 10/1/28 (d)		675,000	685,267
5.25% 10/1/30 (d)		2,755,000	2,865,200
8.125% 4/15/25 (d)		175,000	190,512
			3,740,979
TOTAL INFORMATION TECHNOLOGY			148,555,477
MATERIALS - 3.8%
Chemicals - 1.4%
Avient Corp. 5.75% 5/15/25 (d)		100,000	106,020
Axalta Coating Systems LLC 3.375% 2/15/29 (d)		1,095,000	1,062,150
Axalta Coating Systems/Dutch Holding BV 4.75% 6/15/27 (d)		1,175,000	1,227,875
CF Industries Holdings, Inc.:
4.95% 6/1/43		1,697,000	1,998,451
5.15% 3/15/34		792,000	957,346
5.375% 3/15/44		1,257,000	1,569,679
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 3.9665% 6/15/22 (d)(f)(j)		2,025,000	2,005,215
6.5% 5/15/26 (d)		3,205,000	3,237,050
6.875% 6/15/25 (d)		715,000	727,513
Cornerstone Chemical Co. 6.75% 8/15/24 (d)		2,050,000	1,932,125
CVR Partners LP 9.25% 6/15/23 (d)		2,930,000	2,975,005
Element Solutions, Inc. 3.875% 9/1/28 (d)		47,000	46,946
GrafTech Finance, Inc. 4.625% 12/15/28 (d)		875,000	892,675
H.B. Fuller Co. 4.25% 10/15/28		575,000	586,328
Hexion, Inc. 7.875% 7/15/27 (d)		1,550,000	1,643,000
INEOS Quattro Finance 2 PLC 3.375% 1/15/26 (d)		350,000	349,125
Ingevity Corp. 3.875% 11/1/28 (d)		375,000	371,252
Kraton Polymers LLC/Kraton Polymers Capital Corp. 5.25% 5/15/26 (d)	EUR	360,000	446,303
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.:
5% 12/31/26 (d)		3,450,000	3,552,465
7% 12/31/27 (d)		310,000	306,823
Methanex Corp.:
5.125% 10/15/27		3,936,000	4,070,611
5.25% 12/15/29		1,483,000	1,521,002
5.65% 12/1/44		3,012,000	3,102,360
Minerals Technologies, Inc. 5% 7/1/28 (d)		875,000	912,319
Neon Holdings, Inc.:
10.125% 4/1/26 (d)		835,000	921,631
10.125% 4/1/26 (d)		700,000	772,625
Nouryon Holding BV 8% 10/1/26 (d)		675,000	718,268
NOVA Chemicals Corp.:
4.875% 6/1/24 (d)		800,000	828,000
5.25% 6/1/27 (d)		4,100,000	4,274,250
Olin Corp.:
5% 2/1/30		1,850,000	1,937,320
5.125% 9/15/27		1,495,000	1,550,202
5.625% 8/1/29		5,844,000	6,304,215
Rain CII Carbon LLC/CII Carbon Corp. 7.25% 4/1/25 (d)		2,075,000	2,123,514
The Chemours Co. LLC:
5.375% 5/15/27		7,852,000	8,264,230
5.75% 11/15/28 (d)		10,520,000	10,783,000
7% 5/15/25		2,744,000	2,828,735
The Scotts Miracle-Gro Co. 4.5% 10/15/29		1,555,000	1,648,844
TPC Group, Inc.:
10.5% 8/1/24 (d)		4,960,000	4,526,000
10.875% 8/1/24 (c)(d)		911,763	948,234
Tronox Finance PLC 5.75% 10/1/25 (d)		700,000	722,897
Tronox, Inc.:
6.5% 5/1/25 (d)		5,100,000	5,469,750
6.5% 4/15/26 (d)		2,756,000	2,849,070
Univar Solutions U.S.A., Inc. 5.125% 12/1/27 (d)		1,885,000	1,969,825
Valvoline, Inc.:
3.625% 6/15/31 (d)		1,775,000	1,748,375
4.25% 2/15/30 (d)		4,550,000	4,686,500
W. R. Grace & Co.-Conn. 4.875% 6/15/27 (d)		2,891,000	2,997,389
			104,472,512
Construction Materials - 0.2%
CEMEX S.A.B. de CV 5.45% 11/19/29 (d)		200,000	217,680
SRM Escrow Issuer LLC 6% 11/1/28 (d)		3,100,000	3,220,125
Summit Materials LLC/Summit Materials Finance Corp.:
5.25% 1/15/29 (d)		2,230,000	2,366,588
6.5% 3/15/27 (d)		2,375,000	2,512,191
U.S. Concrete, Inc.:
5.125% 3/1/29 (d)		2,325,000	2,394,750
6.375% 6/1/24		964,000	985,931
White Cap Buyer LLC 6.875% 10/15/28 (d)		1,420,000	1,510,099
			13,207,364
Containers & Packaging - 0.7%
ARD Finance SA 6.5% 6/30/27 pay-in-kind (d)(f)		3,555,000	3,759,413
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC 4% 9/1/29 (d)(g)		6,610,000	6,626,525
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.125% 8/15/26 (d)		605,000	626,119
5.25% 4/30/25 (d)		440,000	464,200
5.25% 8/15/27 (d)		2,300,000	2,381,926
5.25% 8/15/27 (d)		3,034,000	3,143,071
6% 2/15/25 (d)		1,523,000	1,574,325
BWAY Holding Co.:
7.25% 4/15/25 (d)		2,540,000	2,509,869
8.5% 4/15/24 (d)		400,000	412,000
Flex Acquisition Co., Inc.:
6.875% 1/15/25 (d)		3,884,000	3,934,531
7.875% 7/15/26 (d)		5,174,000	5,368,025
Graham Packaging Co., Inc. 7.125% 8/15/28 (d)		320,000	345,933
Intelligent Packaging Ltd. Finco, Inc. 6% 9/15/28 (d)		375,000	390,938
OI European Group BV 4% 3/15/23 (d)		1,445,000	1,477,513
Owens-Brockway Glass Container, Inc.:
5.375% 1/15/25 (d)		2,000,000	2,152,710
6.375% 8/15/25 (d)		650,000	721,500
6.625% 5/13/27 (d)		1,775,000	1,903,688
Pactiv LLC:
7.95% 12/15/25		690,000	776,250
8.375% 4/15/27		175,000	200,375
Trivium Packaging Finance BV:
5.5% 8/15/26 (d)		6,664,000	6,971,877
8.5% 8/15/27 (d)		3,547,000	3,804,158
			49,544,946
Metals & Mining - 1.5%
Alcoa Nederland Holding BV:
5.5% 12/15/27 (d)		1,340,000	1,420,400
6.125% 5/15/28 (d)		940,000	1,019,900
6.75% 9/30/24 (d)		200,000	207,500
7% 9/30/26 (d)		2,010,000	2,110,500
Allegheny Technologies, Inc.:
5.875% 12/1/27		6,380,000	6,738,875
7.875% 8/15/23		440,000	479,719
ArcelorMittal SA 7% 3/1/41 (f)		10,000	14,152
Arconic Rolled Products Corp.:
6% 5/15/25 (d)		525,000	557,813
6.125% 2/15/28 (d)		1,550,000	1,635,762
Big River Steel LLC/BRS Finance Corp. 6.625% 1/31/29 (d)		4,845,000	5,194,446
Cleveland-Cliffs, Inc. 9.875% 10/17/25 (d)		685,000	800,594
Compass Minerals International, Inc. 6.75% 12/1/27 (d)		690,000	741,750
Constellium NV:
3.75% 4/15/29 (d)		975,000	967,883
5.625% 6/15/28 (d)		500,000	528,125
5.75% 5/15/24 (d)		4,155,000	4,212,131
5.875% 2/15/26(d)		1,500,000	1,542,000
6.625% 3/1/25 (d)		3,550,000	3,612,125
Eldorado Gold Corp. 9.5% 6/1/24 (d)		2,214,000	2,457,540
First Quantum Minerals Ltd.:
6.5% 3/1/24 (d)		3,185,000	3,267,611
6.875% 3/1/26 (d)		3,545,000	3,686,800
6.875% 10/15/27 (d)		4,935,000	5,348,306
7.25% 4/1/23 (d)		8,485,000	8,654,700
7.5% 4/1/25 (d)		1,081,000	1,118,835
FMG Resources (August 2006) Pty Ltd.:
4.5% 9/15/27 (d)		20,000	21,975
5.125% 3/15/23 (d)		770,000	810,425
5.125% 5/15/24 (d)		1,260,000	1,362,375
Freeport-McMoRan, Inc.:
4.375% 8/1/28		1,175,000	1,249,906
4.55% 11/14/24		2,500,000	2,753,125
4.625% 8/1/30		1,195,000	1,320,475
5% 9/1/27		570,000	609,626
5.25% 9/1/29		585,000	650,052
5.4% 11/14/34		2,215,000	2,743,831
5.45% 3/15/43		2,840,000	3,528,700
Hecla Mining Co. 7.25% 2/15/28		3,930,000	4,259,138
HudBay Minerals, Inc.:
4.5% 4/1/26 (d)(g)		2,205,000	2,233,952
6.125% 4/1/29 (d)		1,880,000	2,026,095
7.625% 1/15/25 (d)		1,300,000	1,353,456
IAMGOLD Corp. 5.75% 10/15/28 (d)		2,550,000	2,622,854
Joseph T. Ryerson & Son, Inc. 8.5% 8/1/28 (d)		1,395,000	1,527,525
Kaiser Aluminum Corp.:
4.625% 3/1/28(d)		4,239,000	4,425,219
6.5% 5/1/25 (d)		1,385,000	1,481,950
New Gold, Inc.:
6.375% 5/15/25 (d)		1,895,000	1,956,588
7.5% 7/15/27 (d)		3,230,000	3,403,742
Novelis Corp.:
4.75% 1/30/30 (d)		2,905,000	3,027,591
5.875% 9/30/26 (d)		3,589,000	3,739,307
United States Steel Corp. 6.875% 3/1/29		2,760,000	2,706,525
			106,131,899
Paper & Forest Products - 0.0%
Mercer International, Inc.:
5.125% 2/1/29 (d)		870,000	882,128
5.5% 1/15/26		160,000	163,950
			1,046,078
TOTAL MATERIALS			274,402,799
REAL ESTATE - 1.8%
Equity Real Estate Investment Trusts (REITs) - 1.2%
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25		1,170,000	1,206,293
ESH Hospitality, Inc.:
4.625% 10/1/27 (d)		1,025,000	1,041,011
5.25% 5/1/25 (d)		4,500,000	4,587,210
Global Net Lease, Inc. / Global Net Lease Operating Partnership LP 3.75% 12/15/27 (d)		525,000	524,740
GLP Capital LP/GLP Financing II, Inc.:
4% 1/15/30		1,000,000	1,063,300
5.375% 4/15/26		550,000	631,543
5.75% 6/1/28		500,000	586,400
MGM Growth Properties Operating Partnership LP:
3.875% 2/15/29 (d)		950,000	961,875
4.5% 9/1/26		3,050,000	3,233,000
4.5% 1/15/28		2,400,000	2,538,000
4.625% 6/15/25 (d)		445,000	471,700
5.75% 2/1/27		660,000	745,800
MPT Operating Partnership LP/MPT Finance Corp.:
3.5% 3/15/31		375,000	381,600
4.625% 8/1/29		300,000	322,547
5% 10/15/27		5,689,000	6,059,923
Park Intermediate Holdings LLC:
5.875% 10/1/28 (d)		3,215,000	3,386,761
7.5% 6/1/25 (d)		5,834,000	6,325,223
RHP Hotel Properties LP/RHP Finance Corp.:
4.5% 2/15/29 (d)		650,000	641,875
4.75% 10/15/27		1,015,000	1,029,332
SBA Communications Corp.:
3.125% 2/1/29 (d)		950,000	924,094
3.875% 2/15/27		1,210,000	1,254,201
4.875% 9/1/24		1,700,000	1,743,690
Senior Housing Properties Trust:
4.75% 5/1/24		1,375,000	1,402,500
4.75% 2/15/28		800,000	788,000
6.75% 12/15/21		2,050,000	2,075,625
9.75% 6/15/25		3,955,000	4,454,319
Service Properties Trust:
3.95% 1/15/28		170,000	157,250
4.375% 2/15/30		2,690,000	2,501,700
4.95% 2/15/27		1,100,000	1,089,385
4.95% 10/1/29		1,015,000	979,475
5.5% 12/15/27		945,000	1,018,265
The GEO Group, Inc. 6% 4/15/26		650,000	474,500
Uniti Group LP / Uniti Group Finance, Inc. 6.5% 2/15/29 (d)		5,575,000	5,616,813
Uniti Group, Inc.:
7.125% 12/15/24 (d)		4,840,000	4,967,050
7.875% 2/15/25 (d)		11,950,000	12,799,227
VICI Properties, Inc.:
4.125% 8/15/30 (d)		1,850,000	1,924,000
4.25% 12/1/26 (d)		1,480,000	1,526,472
4.625% 12/1/29 (d)		5,516,000	5,790,145
			87,224,844
Real Estate Management & Development - 0.6%
DTZ U.S. Borrower LLC 6.75% 5/15/28 (d)		1,465,000	1,583,738
Forestar Group, Inc.:
5% 3/1/28 (d)		677,000	707,465
8% 4/15/24 (d)		650,000	676,000
Greystar Real Estate Partners 5.75% 12/1/25 (d)		2,321,000	2,387,729
Howard Hughes Corp.:
4.125% 2/1/29 (d)		3,310,000	3,285,672
4.375% 2/1/31 (d)		3,665,000	3,656,607
5.375% 8/1/28 (d)		2,985,000	3,138,041
Hunt Companies, Inc. 6.25% 2/15/26 (d)		3,561,000	3,650,025
Mattamy Group Corp.:
4.625% 3/1/30 (d)		2,675,000	2,778,656
5.25% 12/15/27 (d)		2,050,000	2,152,500
PHH Mortgage Corp. 7.875% 3/15/26 (d)		800,000	813,999
Realogy Group LLC/Realogy Co-Issuer Corp.:
5.75% 1/15/29 (d)		3,725,000	3,752,938
7.625% 6/15/25 (d)		255,000	277,736
9.375% 4/1/27 (d)		690,000	759,000
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.125% 8/1/30 (d)		3,608,000	3,862,364
5.75% 1/15/28 (d)		4,020,000	4,482,300
5.875% 6/15/27 (d)		800,000	892,000
6.625% 7/15/27 (d)		2,498,000	2,672,860
Weekley Homes LLC/Weekley Finance Corp. 4.875% 9/15/28 (d)		280,000	292,600
			41,822,230
TOTAL REAL ESTATE			129,047,074
UTILITIES - 1.9%
Electric Utilities - 1.2%
Clearway Energy Operating LLC:
4.75% 3/15/28 (d)		290,000	309,938
5% 9/15/26		885,000	911,550
5.75% 10/15/25		2,045,000	2,138,150
InterGen NV 7% 6/30/23 (d)		3,045,000	2,953,650
NextEra Energy Partners LP:
4.25% 7/15/24 (d)		1,020,000	1,078,650
4.25% 9/15/24 (d)		234,000	248,040
4.5% 9/15/27 (d)		1,275,000	1,419,968
NRG Energy, Inc.:
3.375% 2/15/29 (d)		3,805,000	3,766,531
3.625% 2/15/31 (d)		3,230,000	3,181,550
5.25% 6/15/29 (d)		3,972,000	4,191,930
5.75% 1/15/28		175,000	185,938
6.625% 1/15/27		7,075,000	7,357,151
7.25% 5/15/26		4,410,000	4,590,810
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (d)		1,243,668	1,318,288
Pacific Gas & Electric Co.:
4.55% 7/1/30		2,865,000	3,195,905
4.75% 2/15/44		875,000	931,530
Pattern Energy Operations LP 4.5% 8/15/28 (d)		795,000	827,207
PG&E Corp.:
5% 7/1/28		5,330,000	5,603,163
5.25% 7/1/30		11,590,000	12,397,823
Vistra Operations Co. LLC:
5% 7/31/27 (d)		11,908,000	12,458,745
5.5% 9/1/26 (d)		6,861,000	7,118,288
5.625% 2/15/27 (d)		12,792,000	13,367,640
			89,552,445
Gas Utilities - 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp.:
5.5% 5/20/25		2,675,000	2,928,323
5.625% 5/20/24		1,664,000	1,841,316
5.75% 5/20/27		2,655,000	2,991,123
5.875% 8/20/26		3,500,000	3,946,250
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp.:
8.625% 6/15/20 (h)		2,650,000	1,373,310
8.625% 6/15/20 (h)		300,000	155,469
Suburban Propane Partners LP/Suburban Energy Finance Corp.:
5.5% 6/1/24		1,268,000	1,287,020
5.75% 3/1/25		1,325,000	1,336,872
5.875% 3/1/27		3,415,000	3,567,907
Superior Plus LP / Superior General Partner, Inc. 7% 7/15/26 (d)		2,650,000	2,828,027
			22,255,617
Independent Power and Renewable Electricity Producers - 0.4%
Calpine Corp.:
4.5% 2/15/28 (d)		2,017,000	2,072,468
4.625% 2/1/29 (d)		425,000	419,688
5% 2/1/31 (d)		5,175,000	5,121,801
5.125% 3/15/28 (d)		14,513,000	14,585,565
5.25% 6/1/26 (d)		396,000	407,385
TerraForm Global, Inc. 6.125% 3/1/26 (d)		1,180,000	1,212,161
TerraForm Power Operating LLC:
4.75% 1/15/30 (d)		190,000	200,055
5% 1/31/28 (d)		1,670,000	1,845,350
			25,864,473
TOTAL UTILITIES			137,672,535

TOTAL NONCONVERTIBLE BONDS			3,081,437,317

TOTAL CORPORATE BONDS
(Cost $3,005,131,787)			3,095,512,562
		Shares	Value

Common Stocks - 0.2%
COMMUNICATION SERVICES - 0.0%
Media - 0.0%
Liberty Broadband Corp. Class C (k)		5,000	747,550
Wireless Telecommunication Services - 0.0%
T-Mobile U.S., Inc.		10,900	1,307,673

TOTAL COMMUNICATION SERVICES			2,055,223

CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
CEC Brands LLC warrants 12/30/25 (c)(k)		18,027	0
ENERGY - 0.1%
Energy Equipment & Services - 0.0%
Jonah Energy LLC (c)		29,131	436,965
Oil, Gas & Consumable Fuels - 0.1%
Chesapeake Energy Corp. (k)		112,011	4,948,646
Chesapeake Energy Corp. (b)		644	25,607
Extraction Oil & Gas, Inc. (k)		40,857	1,374,838
Mesquite Energy, Inc. (c)		46,770	748,326
			7,097,417

TOTAL ENERGY			7,534,382

MATERIALS - 0.0%
Metals & Mining - 0.0%
Constellium NV (k)		90,000	1,191,600
UTILITIES - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
Vistra Corp.		93,700	1,616,325
Multi-Utilities - 0.0%
Sempra Energy		5,000	579,900

TOTAL UTILITIES			2,196,225

TOTAL COMMON STOCKS
(Cost $9,973,307)			12,977,430

Convertible Preferred Stocks - 0.2%
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.0%
Boston Scientific Corp. Series A 5.50%		2,438	269,659
Danaher Corp. Series B 5.00%		1,525	1,956,224
			2,225,883
Life Sciences Tools & Services - 0.1%
Avantor, Inc. Series A 6.25%		46,600	4,089,274

TOTAL HEALTH CARE			6,315,157

UTILITIES - 0.1%
Electric Utilities - 0.1%
American Electric Power Co., Inc.:
6.125%		58,350	2,645,006
6.125%		15,000	693,750
NextEra Energy, Inc. 5.279%		58,200	2,843,652
Southern Co. 6.75%		33,100	1,590,366
			7,772,774
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $14,069,784)			14,087,931
		Principal Amount(a)	Value

Bank Loan Obligations - 2.3%
COMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.1%
Iridium Satellite LLC 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 11/4/26 (f)(j)(l)		3,255,431	3,270,536
SFR Group SA Tranche B 13LN, term loan 3 month U.S. LIBOR + 4.000% 4.1976% 8/14/26 (f)(j)(l)		1,682,897	1,679,632
			4,950,168
Entertainment - 0.1%
Playtika Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.000% 7% 12/10/24 (f)(j)(l)		3,377,435	3,392,634
Media - 0.0%
iHeartCommunications, Inc.:
1LN, term loan 3 month U.S. LIBOR + 3.000% 3.1145% 5/1/26 (f)(j)(l)		742,500	734,889
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 5/1/26 (f)(j)(l)		870,625	872,532
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.25% 8/19/23 (f)(j)(l)		1,441,575	1,440,970
			3,048,391
Wireless Telecommunication Services - 0.2%
CCI Buyer, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 12/17/27 (f)(j)(l)		1,005,000	1,011,914
Intelsat Jackson Holdings SA:
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 8% 11/27/23 (f)(j)(l)		5,140,000	5,212,268
Tranche B-4, term loan 3 month U.S. LIBOR + 5.500% 8.75% 1/2/24 (f)(j)(l)		2,861,000	2,905,889
Tranche B-5, term loan 8.625% 1/2/24 (l)		1,184,000	1,206,200
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.5% 7/13/22 (f)(j)(l)		1,145,082	1,161,903
Xplornet Communications, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.750% 4.8645% 6/10/27 (f)(j)(l)		4,330,993	4,350,613
			15,848,787

TOTAL COMMUNICATION SERVICES			27,239,980

CONSUMER DISCRETIONARY - 0.3%
Auto Components - 0.0%
Clarios Global LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6145% 4/30/26 (f)(j)(l)		416,261	416,523
Truck Hero, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 1/29/28 (f)(j)(l)		875,000	875,621
			1,292,144
Automobiles - 0.0%
Navistar, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.43% 11/6/24 (f)(j)(l)		994,872	994,623
Diversified Consumer Services - 0.0%
WW International, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 5.5% 11/29/24 (f)(j)(l)		659,499	659,334
Hotels, Restaurants & Leisure - 0.2%
Golden Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.75% 10/20/24 (f)(j)(l)		2,752,400	2,721,436
Golden Nugget, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 3.25% 10/4/23 (f)(j)(l)		2,098,161	2,078,060
LTF Merger Sub, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.75% 6/10/22 (f)(j)(l)		4,802,590	4,787,990
Scientific Games Corp. Tranche B 5LN, term loan 3 month U.S. LIBOR + 2.750% 2.8645% 8/14/24 (f)(j)(l)		1,705,615	1,677,285
			11,264,771
Internet & Direct Marketing Retail - 0.1%
Bass Pro Group LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 2/26/28 (j)(l)(m)		3,150,000	3,153,056
Specialty Retail - 0.0%
LBM Acquisition LLC Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.750% 12/18/27 (j)(l)(m)		485,455	486,265
3 month U.S. LIBOR + 3.750% 4.5% 12/18/27 (f)(j)(l)		2,184,545	2,188,194
			2,674,459

TOTAL CONSUMER DISCRETIONARY			20,038,387

CONSUMER STAPLES - 0.0%
Personal Products - 0.0%
BellRing Brands, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 10/10/24 (f)(j)(l)		920,660	928,145
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Ascent Resources - Utica LLC/ARU Finance Corp. 2LN, term loan 3 month U.S. LIBOR + 9.000% 11/1/25 (j)(l)(m)		3,503,000	3,894,180
BCP Raptor LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/24/24 (f)(j)(l)		5,131,705	4,893,440
Citgo Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.000% 8% 8/1/23 (f)(j)(l)		371,241	354,628
Citgo Petroleum Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.250% 7.25% 3/28/24 (f)(j)(l)		676,823	678,096
Prairie ECI Acquiror LP 1LN, term loan 3 month U.S. LIBOR + 4.750% 3/11/26 (j)(l)(m)		765,000	750,335
Sanchez Energy Corp.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% 12/31/49 (c)(h)(j)(l)		864,602	0
term loan 3 month U.S. LIBOR + 0.000% 7.25% 12/31/49 (c)(f)(h)(j)(l)		373,000	0
Stonepeak Lonestar Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 4.7178% 10/19/26 (f)(j)(l)		906,085	906,892
			11,477,571
FINANCIALS - 0.2%
Diversified Financial Services - 0.0%
Alpine Finance Merger Sub LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4% 7/12/24 (f)(j)(l)		972,487	972,079
MPH Acquisition Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.75% 6/7/23 (f)(j)(l)		259,151	258,768
			1,230,847
Insurance - 0.2%
Asurion LLC:
Tranche B 6LN, term loan 3 month U.S. LIBOR + 3.000% 3.1145% 11/3/23 (f)(j)(l)		514,701	513,631
Tranche B3 2LN, term loan 3 month U.S. LIBOR + 5.250% 5.3645% 2/5/28 (f)(j)(l)		7,897,065	8,111,786
Tranche B8 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3645% 12/23/26 (f)(j)(l)		2,305,000	2,297,440
Tranche B9 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3645% 7/31/27 (f)(j)(l)		2,225,000	2,216,656
HUB International Ltd. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.9651% 4/25/25 (f)(j)(l)		1,989,796	1,967,848
			15,107,361

TOTAL FINANCIALS			16,338,208

HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
ADMI Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 12/23/27 (j)(l)(m)		1,440,000	1,433,059
Gainwell Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 10/1/27 (f)(j)(l)		6,005,000	5,985,003
RegionalCare Hospital Partners Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.8645% 11/16/25 (f)(j)(l)		1,687,515	1,688,393
U.S. Radiology Specialists, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.25% 12/15/27 (f)(j)(l)		1,050,000	1,057,004
U.S. Renal Care, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.125% 6/13/26 (f)(j)(l)		403,977	402,184
			10,565,643
INDUSTRIALS - 0.3%
Air Freight & Logistics - 0.0%
Dynasty Acquisition Co., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.7539% 4/8/26 (f)(j)(l)		1,491,225	1,439,703
Airlines - 0.1%
Mileage Plus Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 6.25% 7/2/27 (f)(j)(l)		3,420,000	3,646,780
SkyMiles IP Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/20/27 (f)(j)(l)		2,060,000	2,178,883
			5,825,663
Commercial Services & Supplies - 0.1%
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/21/24 (f)(j)(l)		1,437,850	1,430,517
Filtration Group Corp.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 3/29/25 (f)(j)(l)		399,000	400,297
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.1145% 3/29/25 (f)(j)(l)		374,000	371,584
GFL Environmental, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.7016% 5/31/25 (f)(j)(l)		427,597	429,381
West Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5.5678% 10/10/24 (f)(j)(l)		5,930,566	5,844,929
			8,476,708
Construction & Engineering - 0.0%
Landry's Finance Acquisition Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 12.000% 13% 10/4/23 (f)(j)(l)		35,863	40,884
Machinery - 0.0%
Apex Tool Group, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 8/21/24 (j)(l)(m)		1,698,968	1,696,368
Welbilt, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.5435% 10/23/25 (f)(j)(l)		150,000	146,250
			1,842,618
Professional Services - 0.1%
Dun & Bradstreet Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 2/8/26 (j)(l)(m)		2,740,590	2,744,016

TOTAL INDUSTRIALS			20,369,592

INFORMATION TECHNOLOGY - 0.7%
Communications Equipment - 0.0%
Radiate Holdco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 9/10/26 (f)(j)(l)		1,000,000	1,002,950
Electronic Equipment & Components - 0.0%
Tiger Merger Sub Co. 1LN, term loan 3 month U.S. LIBOR + 3.500% 7/1/25 (j)(l)(m)		648,375	652,427
IT Services - 0.3%
Acuris Finance U.S., Inc. 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.5% 2/4/28 (f)(j)(l)		490,000	492,450
Camelot Finance SA Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.1145% 10/31/26 (f)(j)(l)		1,595,000	1,593,804
Northwest Fiber LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8659% 4/30/27 (f)(j)(l)		1,735,000	1,740,431
Peraton Corp.:
2LN, term loan 0% 2/8/29 (f)(l)		550,000	552,063
Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.750% 8/3/26(j)(l)(m)		2,359,375	2,368,223
3 month U.S. LIBOR + 3.750% 2/22/28 (j)(l)(m)		1,585,000	1,590,944
3 month U.S. LIBOR + 3.750% 2/22/28 (j)(l)(m)		1,340,625	1,345,652
Rackspace Hosting, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.5% 2/2/28 (f)(j)(l)		1,550,000	1,548,807
RP Crown Parent, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 10/12/23 (j)(l)(m)		500,078	500,703
Sabre GLBL, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 12/17/27 (f)(j)(l)		885,000	894,408
Tempo Acquisition LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3645% 10/31/26 (f)(j)(l)		2,728,145	2,730,410
Verscend Holding Corp. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 4.6145% 8/27/25 (f)(j)(l)		997,449	1,002,137
			16,360,032
Software - 0.4%
Ascend Learning LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 7/12/24 (f)(j)(l)		1,047,375	1,049,124
Boxer Parent Co., Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 4.3708% 10/2/25 (f)(j)(l)		197,353	197,328
Finastra U.S.A., Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 8.25% 6/13/25 (f)(j)(l)		2,450,000	2,463,402
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 6/13/24 (f)(j)(l)		430,000	425,343
Greeneden U.S. Holdings II LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 12/1/27 (f)(j)(l)		925,000	928,469
Informatica Corp. Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.250% 2/14/27 (j)(l)(m)		521,063	519,749
7.125% 2/14/25 (l)		475,000	485,987
McAfee LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.8645% 9/29/24 (f)(j)(l)		4,491,613	4,500,282
RealPage, Inc. 2LN, term loan 3 month U.S. LIBOR + 0.000% 2/17/29 (j)(l)(m)		1,350,000	1,377,000
Renaissance Holding Corp. Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.000% 8.7994% 5/31/26 (f)(j)(l)		690,000	687,930
Solera LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.8645% 3/3/23 (f)(j)(l)		1,097,120	1,095,398
TIBCO Software, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.750% 2/14/28 (j)(l)(m)		2,000,000	2,018,760
Tranche B2 1LN, term loan 3 month U.S. LIBOR + 3.750% 7/3/26 (j)(l)(m)		3,892,732	3,882,027
UKG, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.75% 5/3/26 (f)(j)(l)		5,646,363	5,678,490
Ultimate Software Group, Inc. 2LN, term loan 3 month U.S. LIBOR + 6.750% 7.5% 5/3/27 (f)(j)(l)		3,510,000	3,619,688
			28,928,977

TOTAL INFORMATION TECHNOLOGY			46,944,386

MATERIALS - 0.1%
Chemicals - 0.1%
Hexion, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.74% 7/1/26 (f)(j)(l)		1,341,929	1,335,219
PQ Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 2/7/27 (j)(l)(m)		1,139,785	1,140,639
Solenis International LP:
Tranche 1LN, term loan 3 month U.S. LIBOR + 4.000% 12/18/23 (j)(l)(m)		3,035,743	3,035,925
Tranche B 1LN, term loan 3 month U.S. LIBOR + 8.500% 6/18/24 (j)(l)(m)		3,340,000	3,337,228
Starfruit U.S. Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.111% 10/1/25 (f)(j)(l)		989,660	986,305
			9,835,316
Construction Materials - 0.0%
U.S. Concrete, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 5/1/25 (j)(l)(m)		548,622	543,135

TOTAL MATERIALS			10,378,451

REAL ESTATE - 0.0%
Real Estate Management & Development - 0.0%
Brookfield Retail Holdings VII Sub 3 LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 8/24/25 (j)(l)(m)		989,873	963,206
UTILITIES - 0.0%
Electric Utilities - 0.0%
Brookfield WEC Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.25% 8/1/25 (f)(j)(l)		792,977	790,868
ExGen Renewables IV, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.75% 12/15/27 (f)(j)(l)		585,000	587,779
Heritage Power LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 6/28/26 (j)(l)(m)		1,745,570	1,672,692
			3,051,339
TOTAL BANK LOAN OBLIGATIONS
(Cost $165,733,595)			168,294,908
		Shares	Value

Fixed-Income Funds - 52.9%
High Yield Fixed-Income Funds - 52.9%
Artisan High Income Fund Investor Shares		80,862,766	823,182,961
BlackRock High Yield Bond Portfolio Class K		110,704,480	862,387,807
Eaton Vance Income Fund of Boston Class A		52,165,770	290,041,682
Fidelity Capital & Income Fund (n)		57,282,024	630,675,085
iShares iBoxx $ High Yield Corporate Bond ETF		37,100	3,206,924
MainStay High Yield Corporate Bond Fund Class A		104,331,585	586,343,507
Vanguard High-Yield Corporate Fund Admiral Shares		102,958,265	611,572,096
TOTAL FIXED-INCOME FUNDS
(Cost $3,586,873,467)			3,807,410,062
		Principal Amount(a)	Value

Preferred Securities - 0.1%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
DCP Midstream Partners LP 7.375% (f)(o)		700,000	619,779
FINANCIALS - 0.1%
Banks - 0.1%
Banco Do Brasil SA 9% (Reg. S) (f)(o)		1,600,000	1,768,223
Citigroup, Inc. 3.875% (f)(o)		1,625,000	1,617,805
Itau Unibanco Holding SA 6.125% (d)(f)(o)		1,515,000	1,540,311
			4,926,339
INDUSTRIALS - 0.0%
Industrial Conglomerates - 0.0%
General Electric Co. 3.5205% (f)(j)(o)		2,795,000	2,689,195
UTILITIES - 0.0%
Multi-Utilities - 0.0%
NiSource, Inc. 5.65% (f)(o)		795,000	828,229
TOTAL PREFERRED SECURITIES
(Cost $8,453,096)			9,063,542

U.S. Government and Government Agency Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.09% to 0.1% 11/4/21(p)
(Cost $3,497,742)		3,500,000	3,498,614
		Shares	Value

Money Market Funds - 1.4%
Fidelity Cash Central Fund 0.07% (q)		17,435,224	17,438,712
State Street Institutional U.S. Government Money Market Fund Premier Class .03% (r)		82,572,438	82,572,438
TOTAL MONEY MARKET FUNDS
(Cost $100,011,005)			100,011,150
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $6,893,743,783)			7,210,856,199
NET OTHER ASSETS (LIABILITIES) - (0.1)%			(6,813,443)
NET ASSETS - 100%			$7,204,042,756

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	115	June 2021	$15,262,656	$(110,809)	$(110,809)
CBOT 2-Year U.S. Treasury Note Contracts (United States)	189	June 2021	41,724,703	(29,949)	(29,949)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	272	June 2021	33,719,500	(288,895)	(288,895)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	75	June 2021	11,941,406	(124,577)	(124,577)
TOTAL PURCHASED					(544,230)
Sold
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	48	June 2021	6,370,500	70,436	70,436
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	21	June 2021	3,970,313	40,834	40,834
TOTAL SOLD					111,270
TOTAL FUTURES CONTRACTS					$(442,960)

The notional amount of futures purchased as a percentage of Net Assets is 1.4%

The notional amount of futures sold as a percentage of Net Assets is 0.1%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
USD	1,091,007	EUR	900,102	Citibank NA	5/21/21	$2,993
USD	1,073,982	EUR	886,668	Citibank NA	5/21/21	2,207
USD	1,093,395	EUR	900,102	HSBC Bank USA	5/21/21	5,381
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$10,581
					Unrealized Appreciation	10,581
					Unrealized Depreciation	0

Swaps

Underlying Reference	Rating(1)	Maturity Date	Clearinghouse / Counterparty(2)	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount(3)	Value(1)	Upfront Premium Received/(Paid)(4)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Sell Protection
American Airlines Group, Inc.	NR	Dec. 2021	Citibank, N.A.	5%	Quarterly	$545,000	$(6,366)	$28,639	$22,273
CDX N.A. HY Series 35 5YR	NR	Dec. 2025	ICE	5%	Quarterly	57,600,000	183,830	0	183,830
Royal Caribbean Cruises Ltd.	NR	Dec. 2023	Citibank, N.A.	5%	Quarterly	860,000	40,424	22,601	63,025

TOTAL CREDIT DEFAULT SWAPS							$217,888	$51,240	$269,128

 (1) Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

 (2) Swaps with Intercontinental Exchange (ICE) are centrally cleared over-the-counter (OTC) swaps.

 (3) The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.

 (4) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

Currency Abbreviations

EUR – European Monetary Unit

GBP – British pound

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $890,231 or 0.0% of net assets.

 (c) Level 3 security

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,217,676,541 or 30.8% of net assets.

 (e) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (h) Non-income producing - Security is in default.

 (i) A portion of the security sold on a delayed delivery basis.

 (j) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (k) Non-income producing

 (l) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (m) The coupon rate will be determined upon settlement of the loan after period end.

 (n) Affiliated Fund

 (o) Security is perpetual in nature with no stated maturity date.

 (p) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $9,996.

 (q) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (r) The rate quoted is the annualized seven-day yield of the fund at period end.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Chesapeake Energy Corp.	2/10/21	$6,099
Mesquite Energy, Inc. 15% 7/15/23	11/5/20 - 1/15/21	$864,624

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$51,165
Total	$51,165

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Capital & Income Fund	$147,684,574	$552,373,026	$114,005,045	$16,323,275	$566,512	$44,056,018	$630,675,085
Total	$147,684,574	$552,373,026	$114,005,045	$16,323,275	$566,512	$44,056,018	$630,675,085

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$2,055,223	$2,055,223	$--	$--
Consumer Discretionary	--	--	--	--
Energy	7,534,382	6,323,484	25,607	1,185,291
Health Care	6,315,157	--	6,315,157	--
Materials	1,191,600	1,191,600	--	--
Utilities	9,968,999	2,196,225	7,772,774	--
Corporate Bonds	3,095,512,562	--	3,093,699,704	1,812,858
Bank Loan Obligations	168,294,908	--	168,294,908	--
Fixed-Income Funds	3,807,410,062	3,807,410,062	--	--
Preferred Securities	9,063,542	--	9,063,542	--
Money Market Funds	100,011,150	100,011,150	--	--
Other Short-Term Investments	3,498,614	--	3,498,614	--
Total Investments in Securities:	$7,210,856,199	$3,919,187,744	$3,288,670,306	$2,998,149
Derivative Instruments:
Assets
Futures Contracts	$111,270	$111,270	$--	$--
Forward Foreign Currency Contracts	10,581	--	10,581	--
Swaps	224,254	--	224,254	--
Total Assets	$346,105	$111,270	$234,835	$--
Liabilities
Futures Contracts	$(554,230)	$(554,230)	$--	$--
Forward Foreign Currency Contracts	--	--	--	--
Swaps	(6,366)	--	(6,366)	--
Total Liabilities	$(560,596)	$(554,230)	$(6,366)	$--
Total Derivative Instruments:	$(214,491)	$(442,960)	$228,469	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Swaps(a),(b)	$224,254	$(6,366)
Total Credit Risk	224,254	(6,366)
Foreign Exchange Risk
Forward Foreign Currency Contracts(c)	10,581	0
Total Foreign Exchange Risk	10,581	0
Interest Rate Risk
Futures Contracts(d)	111,270	(554,230)
Total Interest Rate Risk	111,270	(554,230)
Total Value of Derivatives	$346,105	$(560,596)

 (a) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

 (b) For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in Total accumulated earnings (loss).

 (c) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

 (d) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $6,326,607,368)	$6,562,742,402
Fidelity Central Funds (cost $17,438,567)	17,438,712
Other affiliated issuers (cost $549,697,848)	630,675,085
Total Investment in Securities (cost $6,893,743,783)		$7,210,856,199
Segregated cash with brokers for derivative instruments		5,090,000
Cash		387,005
Foreign currency held at value (cost $232,290)		231,313
Receivable for investments sold
Regular delivery		36,742,058
Delayed delivery		150,969
Unrealized appreciation on forward foreign currency contracts		10,581
Receivable for fund shares sold		3,062,055
Dividends receivable		14,165,066
Interest receivable		45,409,848
Distributions receivable from Fidelity Central Funds		1,285
Receivable for daily variation margin on futures contracts		39,421
Bi-lateral OTC swaps, at value		40,424
Other receivables		63,106
Total assets		7,316,249,330
Liabilities
Payable for investments purchased
Regular delivery	$69,328,333
Delayed delivery	37,948,750
Payable for fund shares redeemed	2,175,719
Distributions payable	126,938
Bi-lateral OTC swaps, at value	6,366
Accrued management fee	751,959
Payable for daily variation margin on centrally cleared OTC swaps	899,583
Other payables and accrued expenses	968,926
Total liabilities		112,206,574
Net Assets		$7,204,042,756
Net Assets consist of:
Paid in capital		$7,011,334,953
Total accumulated earnings (loss)		192,707,803
Net Assets		$7,204,042,756
Net Asset Value, offering price and redemption price per share ($7,204,042,756 ÷ 752,083,908 shares)		$9.58

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends:
Unaffiliated issuers		$116,317,834
Affiliated issuers		11,973,338
Interest		101,368,538
Income from Fidelity Central Funds		51,165
Total income		229,710,875
Expenses
Management fee	$16,350,582
Custodian fees and expenses	40,508
Independent trustees' fees and expenses	39,038
Registration fees	189,289
Audit	49,929
Legal	12,063
Interest	717
Miscellaneous	291,049
Total expenses before reductions	16,973,175
Expense reductions	(11,012,976)
Total expenses after reductions		5,960,199
Net investment income (loss)		223,750,676
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(4,578,317)
Fidelity Central Funds	168
Other affiliated issuers	566,512
Forward foreign currency contracts	(213,605)
Foreign currency transactions	36,844
Futures contracts	(796,310)
Swaps	702,218
Capital gain distributions from underlying funds:
Affiliated issuers	4,349,937
Total net realized gain (loss)		67,447
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	230,862,951
Affiliated issuers	44,056,018
Forward foreign currency contracts	10,581
Assets and liabilities in foreign currencies	346
Futures contracts	(442,960)
Swaps	(379,628)
Total change in net unrealized appreciation (depreciation)		274,107,308
Net gain (loss)		274,174,755
Net increase (decrease) in net assets resulting from operations		$497,925,431

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$223,750,676	$124,500,037
Net realized gain (loss)	67,447	15,403,545
Change in net unrealized appreciation (depreciation)	274,107,308	(11,198,658)
Net increase (decrease) in net assets resulting from operations	497,925,431	128,704,924
Distributions to shareholders	(215,618,456)	(128,212,511)
Share transactions
Proceeds from sales of shares	5,331,038,074	264,458,141
Reinvestment of distributions	213,924,130	92,688,234
Cost of shares redeemed	(665,279,956)	(958,070,158)
Net increase (decrease) in net assets resulting from share transactions	4,879,682,248	(600,923,783)
Total increase (decrease) in net assets	5,161,989,223	(600,431,370)
Net Assets
Beginning of period	2,042,053,533	2,642,484,903
End of period	$7,204,042,756	$2,042,053,533
Other Information
Shares
Sold	582,425,242	27,921,160
Issued in reinvestment of distributions	23,146,938	9,796,252
Redeemed	(72,541,960)	(101,436,177)
Net increase (decrease)	533,030,220	(63,718,765)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Income Opportunities Fund

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$9.32	$9.34	$9.53	$9.57	$8.48
Income from Investment Operations
Net investment income (loss)B	.473	.515	.513	.489	.493
Net realized and unrealized gain (loss)	.241	(.001)	(.222)	(.050)	1.091
Total from investment operations	.714	.514	.291	.439	1.584
Distributions from net investment income	(.454)	(.530)	(.469)	(.479)	(.494)
Distributions from net realized gain	–	(.004)	(.012)	–	–
Total distributions	(.454)	(.534)	(.481)	(.479)	(.494)
Net asset value, end of period	$9.58	$9.32	$9.34	$9.53	$9.57
Total ReturnC	8.05%	5.57%	3.21%	4.66%	19.08%
Ratios to Average Net AssetsD,E
Expenses before reductions	.39%	.34%	.36%	.38%	.29%
Expenses net of fee waivers, if any	.14%	.09%	.11%	.13%	.04%
Expenses net of all reductions	.14%	.09%	.11%	.13%	.04%
Net investment income (loss)	5.10%	5.44%	5.49%	5.09%	5.40%
Supplemental Data
Net assets, end of period (000 omitted)	$7,204,043	$2,042,054	$2,642,485	$3,047,435	$3,318,071
Portfolio turnover rateF	43%	40%	22%	33%	38%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2021

1. Organization.

Strategic Advisers Income Opportunities Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) as an investment of the Fund but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of any underlying mutual funds or exchange-traded funds (ETFs) expenses through the impact of these expenses on each underlying mutual fund's or exchange-traded fund's (ETFs) NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Income Opportunities Fund	$63,106

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), futures contracts, swaps, foreign currency transactions, market discount, partnerships, equity-debt classifications and contingent interest, deferred Trustees compensation, capital loss carryforwards and losses deferred due to wash sales and futures contracts.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$343,600,300
Gross unrealized depreciation	(24,909,721)
Net unrealized appreciation (depreciation)	$318,690,579
Tax Cost	$6,892,147,036

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,033,811
Capital loss carryforward	$(128,668,252)
Net unrealized appreciation (depreciation) on securities and other investments	$318,456,260

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(4,873,923)
Long-term	(123,794,329)
Total capital loss carryforward	$(128,668,252)

The tax character of distributions paid was as follows:

	February 28, 2021	February 29, 2020
Ordinary Income	$215,618,456	$ 128,212,511

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Swaps	$702,218	$(379,628)
Total Credit Risk	702,218	(379,628)
Foreign Exchange Risk
Forward Foreign Currency Contracts	(213,605)	10,581
Total Foreign Exchange Risk	(213,605)	10,581
Interest Rate Risk
Futures Contracts	(796,310)	(442,960)
Total Interest Rate Risk	(796,310)	(442,960)
Totals	$(307,697)	$(812,007)

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end and is representative of volume of activity during the period.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented in segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Income Opportunities Fund	6,825,552,151	1,917,679,002

Exchanges In-Kind. During the period, the Fund redeemed 80,136,437 shares of T. Rowe Price High Yield Fund Advisor Class in exchange for investments, including accrued interest, and cash with a value with a value of $510,469,102. The net realized gain of $15,328,811 on the Fund's redemptions of T. Rowe Price High Yield Fund Advisor Class shares are included in "Net realized gain (loss) on Investment securities: Unaffiliated issuers" in the accompanying Statement of Operations. The Fund recognized a net realized gain on the exchanges for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .75% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .37% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Adviser. FIAM LLC (an affiliate of the investment adviser), PGIM, Inc. and T. Rowe Price Associates, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers Income Opportunities Fund	$408

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by FMR. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Amount
Strategic Advisers Income Opportunities Fund	$7,784

During the period, there were no borrowings on this line of credit.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Strategic Advisers Income Opportunities Fund	$10,579,500	1.22%	$717

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2023. During the period, this waiver reduced the Fund's management fee by $ 11,007,319.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $251 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $5,406.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Income Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Income Opportunities Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the five years in the period ended February 28, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 21, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 12 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

Charles S. Morrison (1960)

Year of Election or Appointment: 2020

Trustee

Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the U.S. Core Property Fund (and, previously, other funds) of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research, the Board of Trustees of the Museum of Fine Arts Boston and the Board of Overseers of the Massachusetts Eye and Ear Infirmary.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2018-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Christine Marcks (1955)

Year of Election or Appointment: 2020

Trustee

Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President – Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-present), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-present), a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit), and member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-present) (technology company). Previously, Ms. Steiger served as a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ralph F. Cox (1932)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as Trustee of other funds (2006-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Christina H. Lee (1975)

Year of Election or Appointment: 2020

Secretary and Chief Legal Officer

Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2020

Assistant Secretary

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2020

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2020 to February 28, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During Period-B September 1, 2020 to February 28, 2021
Strategic Advisers Income Opportunities Fund	.14%
Actual		$1,000.00	$1,059.80	$.72
Hypothetical-C		$1,000.00	$1,024.10	$.70

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.03% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $81,622,669 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts

Strategic Advisers Income Opportunities Fund

In September 2020, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve a new sub-advisory agreement among Strategic Advisers LLC (Strategic Advisers), T. Rowe Price Associates, Inc. (Sub-Adviser), and Fidelity Rutland Square Trust II (Trust) on behalf of the fund (New Sub-Advisory Agreement). The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the New Sub-Advisory Agreement.

In considering whether to approve the New Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the New Sub-Advisory Agreement is in the best interests of the fund and its shareholders and does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the fees to be charged under the New Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the New Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board considered the backgrounds of the investment personnel that will provide services to the fund, and also considered the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structures of the investment personnel compensation programs and whether such structures provide appropriate incentives to act in the best interests of the fund. The Board noted that it is familiar with the nature, extent and quality of services provided by the Sub-Adviser from its oversight of the Sub-Adviser on behalf of other funds overseen by the Board and that the same support staff, including compliance personnel, that currently provide services to other Strategic Advisers funds will also provide services to the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Sub-Adviser's investment staff, its use of technology, and the Sub-Adviser's approach to managing and compensating investment personnel. The Board noted that the Sub-Adviser will utilize a different investment mandate to manage the fund than it currently uses in managing other funds overseen by the Board and reviewed the general qualifications and capabilities of the investment staff that will provide services to the fund and its use of technology. The Board noted that the Sub-Adviser's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Sub-Adviser's trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered: (i) the nature, extent, quality, and cost of advisory services to be performed by the Sub-Adviser under the New Sub-Advisory Agreement; and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Investment Performance.  The Board considered the historical investment performance of the Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the New Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  With respect to the New Sub-Advisory Agreement, the Board considered the amount and nature of the fees to be paid by the fund to Strategic Advisers and by Strategic Advisers to the Sub-Adviser. The Board also considered the projected change in the fund's management fee and total operating expenses, if any, as a result of hiring the Sub-Adviser.

The Board noted that the New Sub-Advisory Agreement will not result in changes to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its portion of the fund's management fee. The Board further considered that allocating assets to the Sub-Adviser is expected to result in an increase in the fund's management fee but such increase will be offset by a corresponding decrease in underlying fund expenses. The Board also considered that after allocating assets to the Sub-Adviser, the fund's management fee is expected to continue to rank below the competitive peer group median and after the projected decreases in total expenses resulting from funding the Sub-Adviser and another previously approved sub-advised mandate the fund's total net expenses are expected to decrease below the competitive peer group median reported in the June 2020 management contract renewal materials.

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the New Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers' portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the New Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board considered Strategic Advisers' representation that it does not anticipate that the approval of the New Sub-Advisory Agreement will have a significant impact on the profitability of, or potential fall-out benefits to, Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board noted that the New Sub-Advisory Agreement provides for breakpoints that have the potential to reduce sub-advisory fees paid to the sub-adviser as assets allocated to the sub-adviser grow.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the New Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the New Sub-Advisory Agreement is in the best interests of the fund and its shareholders and should be approved. The Board also concluded that the sub-advisory fees to be charged under the New Sub-Advisory Agreement will be based on services provided that will be in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the New Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Income Opportunities Fund  Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at a meeting on the renewal of the management contract with Strategic Advisers LLC (Strategic Advisers) and the sub-advisory agreement with FIAM LLC (the Sub-Adviser) (the Sub-Advisory Agreement and, together with the management contract, the Advisory Contracts) for the fund. Strategic Advisers and the Sub-Adviser are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund’s Advisory Contracts.

At its September 2020 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund’s Advisory Contracts. In reaching its determination to renew the fund’s Advisory Contracts, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund’s management fee and total expenses relative to peer funds; (iii) the total costs of the services provided by and the profits, if any, realized by Strategic Advisers from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees’ counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreement, the Board also concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board’s decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund’s investment personnel and also considered the fund’s investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers’ investment operations and investment groups. The Board considered the structure of each Investment Adviser’s investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers’ role in, among other things, (i) setting, implementing and monitoring the investment strategies for the funds; (ii) identifying and recommending sub-advisers for the funds; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to the portion of fund assets allocated to the sub-adviser; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers’ sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by the Sub-Adviser. The Trustees noted that under the Sub-Advisory Agreement subject to oversight by Strategic Advisers, the Sub-Adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the Sub-Adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that the Sub-Adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers’ investment staffs, their use of technology, and the Investment Advisers’ approach to managing and compensating investment personnel. The Board noted that the Investment Advisers’ analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers’ trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process. The Board also considered the Investment Advisers’ investments in business continuity planning, and their success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and its affiliates under the management contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers’ supervision of third party service providers, including sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (“benchmark index”) and a peer group of mutual funds with similar objectives (“peer group”).

The Board considered discussions that occur at Board meetings throughout the year with representatives of Strategic Advisers about fund investment performance and the performance of the Sub-Adviser as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with representatives of Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2019, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Income Opportunities Fund

The Board reviewed the fund’s relative investment performance against its peer group and noted that the performance of the fund was in the second quartile for the one- and five-year periods and in the first quartile for the three-year period ended December 31, 2019. The Board also noted that the fund had out-performed 74%, 81%, and 70% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2019. The Board also noted that the investment performance of the fund was higher than its benchmark for the one-year period and lower than its benchmark for the three- and five-year periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers’ proposal to extend the management fee waiver and considered the fund’s contractual maximum aggregate annual management fee rate. In considering the fund’s management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds created for the purpose of facilitating the Trustees’ competitive analysis of management fees and total expenses. Strategic Advisers uses “mapped groups,” which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board’s management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers’ funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the “Total Mapped Group.” The Total Mapped Group comparison focuses on a fund’s standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund’s actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund’s management fee to an “Asset-Size Peer Group” (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund’s standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund’s management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund’s management fee rate ranked, is also included in the chart and was considered by the Board.

Strategic Advisers Income Opportunities Fund

The Board noted that the fund’s management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2019.

Based on its review, the Board concluded that the fund’s management fee bears a reasonable relationship to the services rendered.

Total Expenses  In its review of the fund’s total expenses, the Board considered the fund’s management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund’s total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund’s position relative to competitive funds with the same load type.

The Board noted that the fund’s total expenses were above the median of the fund’s Total Mapped Group for the 12-month period ended December 31, 2019. The Board considered that, in general, various factors can affect total expenses. The Board noted that the fund’s total expenses ranked above the competitive median of its institutional peer group, primarily because the fund’s underlying assets are invested in unaffiliated mutual funds that charge a 12b-1 fee, resulting in higher other expenses as compared to the fund’s institutional peers. The Board also noted that the fund’s total expenses for the period ended December 31, 2019 did not reflect a projected decrease in total expenses resulting from a reallocation of assets to PGIM, Inc.’s sub-advised sleeve, which occurred in January 2020. If this change had been in effect, the fund’s total expenses would have ranked below the median of the Fund’s Total Mapped Group.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers’ other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and the Sub-Adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.   The Board considered information regarding the revenues earned and the expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund’s shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year’s methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board’s assessment of Fidelity’s profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity’s non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity’s mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity’s affiliates may benefit from the fund’s business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity’s various businesses.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of the Sub-Adviser’s relationship with the fund and the potential fall-out benefits, if any, that may accrue to the Sub-Adviser as a result of its relationship with the fund. The Board considered profitability information provided by the Sub-Adviser in light of the nature of the relationship between Strategic Advisers and the Sub-Adviser with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund’s Sub-Advisory Agreement provides for breakpoints as the fund’s assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board also took Strategic Advisers’ management fee waiver into consideration.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements bear a reasonable relationship to the services rendered and that the fund’s Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to the Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Board Approval of Amended Sub-Advisory Agreements

Strategic Advisers Income Opportunities Fund

In December 2020, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve an amendment to lower the fee schedule in the existing sub-advisory agreement among Strategic Advisers LLC (Strategic Advisers), PGIM, Inc. (PGIM), and Fidelity Rutland Square Trust II (Trust) on behalf of the fund (Amended Sub-Advisory Agreement). The Board noted that the updated fee schedule in the Amended Sub-Advisory Agreement will result in the same or lower fees at all asset levels. The Board also noted that no other material contract terms are impacted by the Amended Sub-Advisory Agreement. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In considering whether to approve the Amended Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the fees to be charged under the Amended Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Amended Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board considered the backgrounds of the investment personnel that will provide services to the fund, and also considered the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up, as well as the structures of the investment personnel compensation programs and whether such structures provide appropriate incentives to act in the best interests of the fund, at its December 2019 meeting. The Board considered the detailed information provided by Strategic Advisers and by PGIM with respect to the other fund it sub-advises in the June 2020 annual contract renewal materials.

The Board noted that it had approved the existing sub-advisory agreement with PGIM at its December 2019 meeting and that the Amended Sub-Advisory Agreement will not result in any changes to: (i) the nature, extent and quality of the sub-advisory services provided; (ii) the investment process or strategies employed in the management of the fund's assets; or (iii) the day-to-day management of the fund or the persons primarily responsible for such management.

Investment Performance.  The Board did not consider performance to be a material factor in its decision to approve the Amended Sub-Advisory Agreement because the approval of the Amended Sub-Advisory Agreement will not result in any changes (i) to the fund's investment processes or strategies; or (ii) in the persons primarily responsible for the day-to-day management of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Amended Sub-Advisory Agreement will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.

The Board noted that the Amended Sub-Advisory Agreement will not result in changes to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its portion of the fund's management fee. The Board considered that the Amended Sub-Advisory Agreement is expected to result in a decrease in the total management fee rate of the fund. Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Amended Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability of the relationship with the fund to Strategic Advisers to be significant factors in its decision to approve the Amended Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board considered Strategic Advisers' representation that it does not anticipate that the approval of the Amended Sub-Advisory Agreement will have a significant impact on the profitability of, or potential fall-out benefits to, Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board noted that the Amended Sub-Advisory Agreement will continue to provide for breakpoints that have the potential to reduce sub-advisory fees paid to the sub-adviser as assets allocated to the sub-adviser grow. The Board also noted that it did not consider the possible realization of economies of scale to be a significant factor in its decision to approve the Amended Sub-Advisory Agreement because the fund will not bear any additional management fees or expenses under the Amended Sub-Advisory Agreements.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the Amended Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and should be approved. The Board also concluded that the sub-advisory fees to be charged under the Amended Sub-Advisory Agreement will be based on services provided that will be in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Amended Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on November 2, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
ROBERT A. LAWRENCE
Affirmative	204,250,982,594.51	96.530
Withheld	7,343,512,146.85	3.470
TOTAL	211,594,494,741.36	100.000
CHARLES S. MORRISON
Affirmative	204,349,460,488.43	96.576
Withheld	7,245,034,252.93	3.424
TOTAL	211,594,494,741.36	100.000
PETER C. ALDRICH
Affirmative	203,499,803,652.67	96.175
Withheld	8,094,691,088.69	3.825
TOTAL	211,594,494,741.36	100.000
MARY C. FARRELL
Affirmative	204,011,925,737.22	96.417
Withheld	7,582,569,004.14	3.583
TOTAL	211,594,494,741.36	100.00
KAREN KAPLAN
Affirmative	204,297,547,550.53	96.552
Withheld	7,296,947,190.83	3.448
TOTAL	211,594,494,741.36	100.000
CHRISTINE MARCKS
Affirmative	204,700,871,317.72	96.743
Withheld	6,893,623,423.64	3.257
TOTAL	211,594,494,741.36	100.000
HEIDI L. STEIGER
Affirmative	204,406,589,957.28	96.603
Withheld	7,187,904,784.08	3.397
TOTAL	211,594,494,741.36	100.000

PROPOSAL 2

To approve the conversion of a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	3,831,765,583.07	84.970
Against	315,345,593.47	6.993
Abstain	362,478,017.55	8.037
Broker Non-Vote	0.00	0.000
TOTAL	4,509,589,194.09	100.000

PROPOSAL 5

To approve a sub-subadvisory agreement between FIAM LLC (FIAM) and FMR Investment Management (UK) Limited (FMR UK).

	# of Votes	% of Votes
Affirmative	4,030,430,264.44	89.375
Against	187,186,493.29	4.151
Abstain	291,972,436.36	6.474
Broker Non-Vote	0.00	0.000
TOTAL	4,509,589,194.09	100.000

PROPOSAL 6

To approve a sub-subadvisory agreement between FIAM and Fidelity Management & Research (Hong Kong) Limited (FMR H.K.).

	# of Votes	% of Votes
Affirmative	3,971,648,704.49	88.072
Against	247,538,127.20	5.489
Abstain	290,402,362.40	6.439
Broker Non-Vote	0.00	0.000
TOTAL	4,509,589,194.09	100.000

PROPOSAL 7

To approve a sub-subadvisory agreement between FIAM and Fidelity Management & Research (Japan) Limited (FMR Japan).

	# of Votes	% of Votes
Affirmative	4,031,254,876.92	89.393
Against	188,132,587.82	4.172
Abstain	290,201,729.35	6.435
Broker Non-Vote	0.00	0.000
TOTAL	4,509,589,194.09	100.000
Proposal 1 reflects trust wide proposal and voting results.

SRQ-ANN-0421
1.912881.110

Strategic Advisers® Emerging Markets Fund

Offered exclusively to certain clients of Strategic Advisers LLC - not available for sale to the general public

Annual Report

February 28, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2021	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Emerging Markets Fund	37.42%	15.85%	4.93%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Emerging Markets Fund, a class of the fund, on February 28, 2011.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$16,187	Strategic Advisers® Emerging Markets Fund
$15,457	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 26.37% for the 12 months ending February 28, 2021, a volatile and unpredictable period that will be remembered by most investors for the impact of the coronavirus pandemic. The early-2020 outbreak and spread of COVID-19 resulted in non-U.S. stocks suffering one of the quickest declines on record, through late March, followed by a historic rebound. The crisis and containment efforts caused broad contraction in global economic activity, along with dislocation in financial markets. Rapid and expansive monetary/fiscal-policy responses partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings and the potential for a COVID-19 vaccine breakthrough. The rally slowed in early September (-2.45%), when stocks began a two-month retreat. November (+13.46%) was a much different story, however, as investors digested election results in the U.S. The momentum continued in the final three months of the period (+7.75%), driven by regulatory approvals and the distribution of COVID-19 vaccines. For the full year, emerging markets (+37%) was the top region, followed by Japan (+29%) and Europe ex U.K. (+25%). Conversely, the U.K. (+9%), Canada (+20%) and Asia Pacific ex Japan (+21%) lagged. By sector, information technology (+63%) led, while materials (+49%) and consumer discretionary (+43%) also stood out. In contrast, real estate (+2%), energy (+4%) and utilities (+7%) notably underperformed.

Comments from Portfolio Manager Wilfred Chilangwa:  For the fiscal year ending February 28, 2021, the Fund advanced 37.42%, outpacing the 36.07% increase in the benchmark MSCI Emerging Markets Index. During the period, growth stocks topped their value-oriented counterparts. However, the outperformance of growth was not as pronounced as it was in international developed-markets. Within this environment, growth-oriented managers emphasizing momentum and/or company quality delivered the best results. Within the Fund, the Select Emerging Markets Equity strategy from sub-adviser FIAM® (+45%) was the biggest relative contributor, led by strong security selection in China. This mandate is a GARP (growth-at-a-reasonable-price) approach that combines bottom-up stock selection with a risk-controlled portfolio-construction process. Fidelity® Emerging Markets Fund (+48%) also added considerable value. This fund incorporates elements of both GARP and earnings momentum in seeking to invest in companies with growing earnings. It benefited most from stock picks in China. Sub-adviser Schroders (+44%) provided a further boost versus the benchmark. One key advantage of Schroders’ strategy is its emphasis on country selection within its investment process. It benefited from an overweighted allocation in South Korea, along with favorable investment choices in China and Taiwan. On the downside, Fidelity® SAI Emerging Markets Low Volatility Index Fund (+19%) was the primary relative detractor. This fund seeks to replicate the performance of an index of emerging markets (EM) stocks that have exhibited lower volatility than the broad EM market. Despite its style being out of favor this period, the fund serves an important risk-management role in the portfolio. Sub-adviser T. Rowe Price (+33%), which follows a GARP discipline with a quality bias, lagged the benchmark and modestly detracted. Looking ahead, I plan to keep the Fund’s exposure to China – a key benchmark constituent – close to the benchmark’s weight.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2021

% of fund's net assets
Fidelity Emerging Markets Fund	7.4
Fidelity SAI Emerging Markets Low Volatility Index Fund	5.6
Fidelity SAI Emerging Markets Index Fund	4.8
Tencent Holdings Ltd.	4.7
Taiwan Semiconductor Manufacturing Co. Ltd.	4.2
Fidelity SAI Emerging Markets Value Index Fund	3.5
Samsung Electronics Co. Ltd.	3.5
Goldman Sachs Emerging Markets Equity Fund Institutional Shares	3.4
Alibaba Group Holding Ltd. sponsored ADR	3.0
Invesco Developing Markets Fund Class R6	2.6
42.7

Top Five Market Sectors as of February 28, 2021

(stocks only)	% of fund's net assets
Information Technology	15.3
Consumer Discretionary	12.7
Financials	11.8
Communication Services	8.0
Materials	4.4

Geographic Diversification (% of fund's net assets)

As of February 28, 2021
United States of America*	38.4%
Cayman Islands	17.0%
Korea (South)	9.0%
Taiwan	8.5%
China	7.1%
India	5.0%
Brazil	3.3%
South Africa	2.2%
Russia	1.5%
Other	8.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of February 28, 2021
Common Stocks	60.6%
Preferred Stocks	1.7%
Diversifed Emerging Markets Funds	35.9%
Other	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	1.7%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date.

Schedule of Investments February 28, 2021

Showing Percentage of Net Assets

Common Stocks - 60.6%
	Shares	Value
COMMUNICATION SERVICES - 8.0%
Diversified Telecommunication Services - 0.2%
Hellenic Telecommunications Organization SA	129,032	$1,983,409
KT Corp.	119,540	2,758,274
LG Telecom Ltd.	336,271	3,519,210
Magyar Telekom PLC	28,408	38,576
Ooredoo QSC	62,110	131,323
Saudi Telecom Co.	88,959	2,817,845
Telefonica Brasil SA	266,302	2,090,805
Telkom SA Ltd.	405,832	1,096,970
Turk Telekomunikasyon A/S	1,505,584	1,556,924
		15,993,336
Entertainment - 0.7%
Bilibili, Inc. ADR (a)(b)	143,046	18,019,505
CD Projekt RED SA (a)	65,762	4,134,142
DouYu International Holdings Ltd. ADR (a)	83,252	1,193,834
HUYA, Inc. ADR (a)	35,416	933,212
IGG, Inc.	421,000	628,532
International Games Systems Co. Ltd.	187,000	5,555,053
NCSOFT Corp.	3,426	2,844,049
NetEase, Inc. ADR	277,775	30,513,584
NHN Entertainment Corp. (a)	2,843	174,232
PlayWay SA	323	47,491
Sea Ltd. ADR (a)	9,613	2,265,688
TEN Square Games SA	1,452	192,954
Tencent Music Entertainment Group ADR (a)	132,100	3,397,612
Webzen, Inc. (a)	6,824	218,484
		70,118,372
Interactive Media & Services - 6.8%
Autohome, Inc. ADR Class A	142,482	16,248,647
Baidu.com, Inc. sponsored ADR (a)	146,634	41,564,874
JOYY, Inc. ADR (b)	52,600	6,201,540
Kakao Corp.	54,314	23,507,445
Kuaishou Technology Class B (c)	197,900	7,878,800
Mail.Ru Group Ltd. GDR (Reg. S) (a)	315,578	8,473,269
NAVER Corp.	141,113	46,932,330
Tencent Holdings Ltd.	4,977,689	433,044,076
Tongdao Liepin Group (a)	1,213,800	2,957,644
Yandex NV Series A (a)	570,139	36,480,344
		623,288,969
Media - 0.1%
Astro Malaysia Holdings Bhd	193,200	45,268
Cheil Worldwide, Inc.	21,770	375,536
China South Publishing & Media Group Co. Ltd. (A Shares)	60,765	93,186
Chinese Universe Publishing and Media Group Co. Ltd. (A Shares)	752,641	1,154,217
Focus Media Information Technology Co. Ltd. (A Shares)	2,087,600	3,530,300
Hyundai HCN	27,783	91,417
MultiChoice Group Ltd.	293,181	2,473,329
PT Surya Citra Media Tbk (a)	261,700	36,388
		7,799,641
Wireless Telecommunication Services - 0.2%
Bharti Airtel Ltd.	2,288,874	17,221,426
MTN Group Ltd.	10,958	52,642
SK Telecom Co. Ltd.	4,861	1,061,847
Turkcell Iletisim Hizmet A/S	594,924	1,269,673
VEON Ltd. sponsored ADR	277,792	494,470
		20,100,058

TOTAL COMMUNICATION SERVICES		737,300,376

CONSUMER DISCRETIONARY - 12.7%
Auto Components - 0.4%
Anhui Zhongding Sealing Parts Co. Ltd. (A Shares)	376,840	570,339
Apollo Tyres Ltd.	303,594	953,030
CEAT Ltd.	24,791	534,601
Changchun Faway Automobile Components Co. Ltd. (A Shares)	186,472	268,974
Cheng Shin Rubber Industry Co. Ltd.	107,000	165,646
Chian Hsing Forging Industrial Co. Ltd.	10,000	17,974
DTR Automotive Corp.	1,408	34,278
Fuyao Glass Industries Group Co. Ltd. (A Shares)	1,217,433	8,902,566
Hankook Tire Co. Ltd.	19,715	833,170
Huayu Automotive Systems Co. Ltd. (A Shares)	168,751	672,382
Hyundai Mobis	61,673	16,573,397
MAHLE Metal Leve SA	5,800	18,339
Mando Corp.	4,875	270,227
Somboon Advance Technology PCL unit	71,100	43,281
Tianneng Power International Ltd. (b)	1,275,826	2,467,287
Yoo Sung Enterprise	12,624	33,701
		32,359,192
Automobiles - 1.2%
Bajaj Auto Ltd.	255,583	13,131,222
BYD Co. Ltd. (H Shares)	376,500	9,649,778
Dongfeng Motor Group Co. Ltd. (H Shares)	2,272,000	2,091,431
Ford Otomotiv Sanayi A/S	72,212	1,702,538
Great Wall Motor Co. Ltd. (H Shares)	4,465,500	12,982,360
Guangzhou Automobile Group Co. Ltd. (H Shares)	4,750,000	4,409,234
Hero Motocorp Ltd.	310,854	13,554,692
Hyundai Motor Co.	77,790	16,351,061
Kia Motors Corp.	339,472	23,905,525
Loncin Motor Co. Ltd.	295,300	151,409
Maruti Suzuki India Ltd.	25,615	2,378,734
PT Astra International Tbk	9,061,600	3,436,281
SAIC Motor Corp. Ltd. (A Shares)	1,216,693	3,992,915
Tata Motors Ltd. (a)	29,271	128,668
Tofas Turk Otomobil Fabrikasi A/S	218,301	1,018,792
Tvs Motor Co. Ltd.	51,660	415,554
		109,300,194
Diversified Consumer Services - 0.6%
New Oriental Education & Technology Group, Inc. (a)	16,600	2,958,478
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	209,435	37,199,845
TAL Education Group ADR (a)	173,433	13,447,995
Visang Education, Inc.	8,025	46,975
YDUQS Participacoes SA	463,998	2,493,776
		56,147,069
Hotels, Restaurants & Leisure - 0.7%
Galaxy Entertainment Group Ltd.	131,000	1,197,442
Haidilao International Holding Ltd. (c)	126,000	1,033,965
Huazhu Group Ltd. ADR	147,479	8,574,429
Jubilant Foodworks Ltd.	53,355	2,161,203
Sands China Ltd.	3,595,922	16,948,071
Shangri-La Asia Ltd. (a)	3,476,000	3,558,257
Songcheng Performance Development Co. Ltd. (A Shares)	1,354,160	4,214,006
Wynn Macau Ltd. (a)	417,600	788,204
Yum China Holdings, Inc.	16,250	975,865
Yum China Holdings, Inc.	452,063	27,051,450
		66,502,892
Household Durables - 1.4%
Arcelik A/S	216,803	968,596
Basso Industry Corp. Ltd.	19,000	31,425
Coway Co. Ltd. (a)	2,912	167,097
Crompton Greaves Consumer Electricals Ltd.	31,037	161,677
Cyrela Brazil Realty SA	83,600	369,951
Ecovacs Robotics Co. Ltd. Class A (a)	205,421	3,367,557
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	606,131	5,522,919
Guangdong Xinbao Electrical Appliances Holdings Co. Ltd.	88,300	606,017
Haier Smart Home Co. Ltd. (A Shares)	3,251,722	14,523,185
Hangzhou Robam Appliances Co. Ltd. (A Shares)	42,500	248,102
Hisense Home Appliances Group Co. Ltd. (H Shares)	27,000	41,354
KingClean Electric Co. Ltd. (A Shares)	28,000	116,149
LG Electronics, Inc.	148,700	19,320,680
Midea Group Co. Ltd. (A Shares)	4,551,601	65,429,067
Oppein Home Group, Inc. (A Shares)	322,432	7,545,481
Orient Electric Ltd.	16,547	60,571
Zhejiang Supor Cookware Co. Ltd.	1,015,069	11,804,313
		130,284,141
Internet & Direct Marketing Retail - 7.2%
Alibaba Group Holding Ltd. (a)	1,550,860	46,602,080
Alibaba Group Holding Ltd. sponsored ADR (a)	1,176,409	279,703,004
B2W Companhia Global do Varejo (a)	466,546	6,826,447
Baozun, Inc.:
Class A (a)	98,600	1,516,087
sponsored ADR (a)(b)	46,356	2,129,131
JD Health International, Inc. (c)	618,950	11,315,371
JD.com, Inc.:
Class A	85,800	4,024,001
sponsored ADR (a)	1,320,745	123,978,333
MakeMyTrip Ltd. (a)	38,726	1,299,257
Meituan Class B (a)(c)	1,151,400	50,471,027
MercadoLibre, Inc. (a)	10,923	17,893,076
Naspers Ltd. Class N	252,451	59,572,740
Ozon Holdings PLC ADR	43,452	2,578,876
Pinduoduo, Inc. ADR (a)	111,400	19,067,224
Prosus NV	24,798	2,956,332
Tongcheng-Elong Holdings Ltd. (a)	3,648,400	8,570,138
Trip.com Group Ltd. ADR (a)	497,352	19,620,536
Vipshop Holdings Ltd. ADR (a)	229,304	8,557,625
		666,681,285
Multiline Retail - 0.1%
Lojas Renner SA	2,021,997	13,226,939
MINISO Group Holding Ltd. ADR (b)	12,843	342,523
		13,569,462
Specialty Retail - 0.3%
China Yongda Automobiles Services Holdings Ltd.	2,280,000	3,321,623
Foschini Ltd. (a)	261,513	1,814,885
Lewis Group Ltd.	11,913	20,273
Mr Price Group Ltd.	608,009	7,008,603
SSI Group, Inc. (a)	143,000	4,168
Zhongsheng Group Holdings Ltd. Class H	2,213,500	13,698,019
		25,867,571
Textiles, Apparel & Luxury Goods - 0.8%
adidas AG	6,749	2,352,514
Anta Sports Products Ltd.	460,000	7,057,352
CECEP COSTIN New Materials Group Ltd. (a)(d)	741,000	28,660
ECLAT Textile Co. Ltd.	261,000	4,021,795
Fila Holdings Corp.	7,576	268,766
Hyosung TNC Co. Ltd.	1,618	589,786
KPR Mill Ltd.	2,740	34,329
LG Fashion Corp.	7,144	97,891
Li Ning Co. Ltd.	4,528,500	25,455,279
Mavi Jeans Class B (a)(c)	644,327	4,381,259
Pou Chen Corp.	787,000	852,703
Regina Miracle International Holdings Ltd. (c)	577,000	199,364
Shenzhou International Group Holdings Ltd.	1,311,000	27,229,222
Vardhman Textiles Ltd. (a)	183	2,930
Weiqiao Textile Co. Ltd. (H Shares)	139,556	40,842
Welspun India Ltd.	83,379	78,037
Zhejiang Semir Garment Co. Ltd. (A Shares)	431,700	615,367
		73,306,096

TOTAL CONSUMER DISCRETIONARY		1,174,017,902

CONSUMER STAPLES - 3.5%
Beverages - 0.8%
Ambev SA	1,317,900	3,296,984
Anheuser-Busch InBev SA NV	76,625	4,409,281
Beijing Yanjing Brewery Co. Ltd. (A Shares)	967,970	1,040,450
China Resources Beer Holdings Co. Ltd.	2,232,000	16,833,990
Coca-Cola Icecek Sanayi A/S	21,299	203,332
Heineken NV (Bearer)	75,607	7,452,970
Kweichow Moutai Co. Ltd. (A Shares)	96,674	31,693,109
Thai Beverage PCL	17,314,300	9,544,031
Vina Concha y Toro SA	76,942	124,890
		74,599,037
Food & Staples Retailing - 1.0%
Atacadao SA	1,391,600	4,720,445
Bidcorp Ltd.	40,471	757,866
Bim Birlesik Magazalar A/S JSC	863,536	7,685,694
Clicks Group Ltd.	198,405	3,209,359
Companhia Brasileira de Distribuicao Grupo Pao de Acucar	112,600	1,667,642
CP ALL PCL (For. Reg.)	8,450,100	16,554,802
Magnit OJSC	27,245	1,797,873
President Chain Store Corp.	775,000	7,284,828
Raia Drogasil SA	3,183,883	13,197,531
Shoprite Holdings Ltd.	487,221	4,284,808
Wal-Mart de Mexico SA de CV Series V	5,019,509	14,318,833
X5 Retail Group NV GDR (Reg. S)	343,139	11,152,018
Yifeng Pharmacy Chain Co. Ltd.	302,299	4,113,039
		90,744,738
Food Products - 1.3%
Angel Yeast Co. Ltd. (A Shares)	933,734	7,700,423
AVI Ltd.	337,427	1,583,301
BRF SA (a)	201,400	777,684
Charoen Pokphand Foods PCL (For. Reg.)	2,721,500	2,569,330
China Mengniu Dairy Co. Ltd.	12,298,496	67,228,723
Daesang Corp.	3,291	72,824
Gruma S.A.B. de CV Series B	250,350	2,728,589
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	229,900	1,534,525
JBS SA	2,296,629	10,581,164
Marfrig Global Foods SA (a)	587,500	1,457,166
Minerva SA	62,300	107,832
Sanquan Food Co. Ltd. (A Shares)	158,240	651,274
Tata Consumer Products Ltd. (a)	192,080	1,582,503
Tingyi (Cayman Islands) Holding Corp.	1,104,000	2,217,551
Uni-President China Holdings Ltd.	140,000	168,221
Unified-President Enterprises Corp.	5,472,000	13,192,638
Universal Robina Corp.	1,212,130	3,177,114
WH Group Ltd. (c)	1,816,000	1,629,529
		118,960,391
Household Products - 0.0%
Hindustan Unilever Ltd.	93,127	2,685,414
Kimberly-Clark de Mexico SA de CV:
Series A	374,214	598,320
Series A sponsored ADR	2,476	19,746
Opple Lighting Co. Ltd. (A Shares)	57,064	287,473
		3,590,953
Personal Products - 0.4%
Emami Ltd.	10,684	65,777
Hengan International Group Co. Ltd.	288,500	1,997,363
LG Household & Health Care Ltd.	18,968	25,452,725
Natura & Co. Holding SA	1,076,458	8,868,360
Organic Tea Cosmetics Holdings Co. Ltd. (a)	4,513	2,822
		36,387,047
Tobacco - 0.0%
ITC Ltd.	570,942	1,574,131

TOTAL CONSUMER STAPLES		325,856,297

ENERGY - 1.6%
Energy Equipment & Services - 0.1%
China Oilfield Services Ltd. (H Shares)	2,918,000	3,355,731
Ezion Holdings Ltd. warrants 4/16/23 (a)(d)	5,020,014	5,911
Tenaris SA sponsored ADR	115,600	2,421,820
Yantai Jereh Oilfield Services (A Shares)	492,272	3,231,054
		9,014,516
Oil, Gas & Consumable Fuels - 1.5%
China Petroleum & Chemical Corp. (H Shares)	26,602,000	14,816,255
CNOOC Ltd.	3,795,000	4,552,350
Empresas COPEC SA	1,021,113	11,511,836
Gazprom OAO sponsored ADR (Reg. S)	897,767	5,207,049
Grupa Lotos SA	4,822	54,133
Lukoil PJSC	63,346	4,747,312
Lukoil PJSC sponsored ADR	340,915	25,295,893
MOL Hungarian Oil and Gas PLC Series A (For. Reg.) (a)	27,225	195,360
NOVATEK OAO GDR (Reg. S)	132,117	22,512,737
Petroleo Brasileiro SA - Petrobras (ON)	1,738,200	6,870,049
PT Adaro Energy Tbk	1,702,400	141,070
PT United Tractors Tbk	157,300	249,095
Reliance Industries Ltd.	1,269,665	35,817,889
Reliance Industries Ltd. sponsored GDR (c)	49,000	2,812,600
Rosneft Oil Co. OJSC	743,321	5,233,831
Susco Public Co. Ltd. unit	49,300	4,800
Tsakos Energy Navigation Ltd.	3,003	27,778
		140,050,037

TOTAL ENERGY		149,064,553

FINANCIALS - 11.0%
Banks - 6.9%
Absa Group Ltd.	1,433,203	11,493,092
Akbank TAS	3,328,060	2,715,595
Al Rajhi Bank	607,352	14,736,444
AMMB Holdings Bhd	69,200	53,933
Axis Bank Ltd. (a)	2,400,180	23,528,821
Banco do Brasil SA	382,659	1,915,275
Banco Santander Chile sponsored ADR	493,374	11,145,319
Bancolombia SA sponsored ADR	19,811	662,678
Bank Millennium SA (a)	95,055	104,706
BNK Financial Group, Inc.	49,906	261,143
Capitec Bank Holdings Ltd. (a)	168,777	14,932,686
China Construction Bank Corp. (H Shares)	63,826,000	51,235,992
China Merchants Bank Co. Ltd. (H Shares)	3,297,500	25,316,495
Commercial International Bank SAE sponsored GDR	1,653,430	6,473,178
Credicorp Ltd. (United States)	77,300	12,368,773
CTBC Financial Holding Co. Ltd.	6,055,000	4,344,706
DGB Financial Group Co. Ltd.	16,476	103,311
E.SUN Financial Holdings Co. Ltd.	9,472,340	8,580,942
First Abu Dhabi Bank PJSC	3,142,297	12,575,519
Grupo Financiero Banorte S.A.B. de CV Series O (a)	6,604,114	33,164,199
Grupo Financiero Inbursa S.A.B. de CV Series O (a)	320,573	288,992
Habib Bank Ltd.	309,900	242,392
Hana Financial Group, Inc.	643,520	21,145,798
HDFC Bank Ltd. (a)	2,043,243	42,595,305
HDFC Bank Ltd. sponsored ADR (a)	213,246	16,876,288
ICICI Bank Ltd. (a)	2,882,358	23,553,914
ICICI Bank Ltd. sponsored ADR (a)	2,134,010	35,445,906
Industrial & Commercial Bank of China Ltd. (H Shares)	36,547,310	23,909,995
Kasikornbank PCL NVDR	1,938,800	8,927,847
KB Financial Group, Inc.	396,284	15,283,696
Kiatnakin Bank PCL unit	45,000	87,253
Komercni Banka A/S (a)	101,167	3,162,234
Kotak Mahindra Bank Ltd. (a)	401,656	9,671,589
Malayan Banking Bhd	1,167,825	2,312,895
mBank SA	648	38,318
National Bank of Greece SA (a)	2,438,800	6,179,322
National Commercial Bank	534,292	6,695,567
Nova Ljubljanska banka d.d. unit (a)	819,776	9,515,149
OTP Bank PLC (a)	559,137	25,402,135
Powszechna Kasa Oszczednosci Bank SA (a)	33,130	266,454
PT Bank Bukopin Tbk (a)	5,600	228
PT Bank Central Asia Tbk	7,527,200	17,734,379
PT Bank Danamon Indonesia Tbk Series A	410,700	89,985
PT Bank Mandiri (Persero) Tbk	28,843,100	12,350,710
PT Bank Rakyat Indonesia Tbk	26,114,200	8,637,492
Saudi Investment Bank (a)	2,079	8,703
Sberbank of Russia	113,544	409,263
Sberbank of Russia	4,063,081	14,738,976
Sberbank of Russia sponsored ADR	3,362,043	48,749,624
Shinhan Financial Group Co. Ltd.	288,708	8,373,483
Siam Commercial Bank PCL (For. Reg.)	1,556,200	5,220,477
Standard Bank Group Ltd.	574,068	5,045,918
State Bank of India (a)	1,648,093	8,696,640
TCS Group Holding PLC GDR	174,801	9,107,132
TISCO Financial Group PCL	855,000	2,654,677
Turkiye Garanti Bankasi A/S	4,347,563	5,221,700
Turkiye Is Bankasi A/S Series C (a)	5,487,232	4,233,593
United Bank Ltd.	397,673	320,729
Yapi ve Kredi Bankasi A/S	1,580,932	564,105
		639,471,670
Capital Markets - 0.4%
B3 SA - Brasil Bolsa Balcao	2,214,683	21,458,422
CITIC Securities Co. Ltd. (H Shares)	857,500	1,848,449
Hong Kong Exchanges and Clearing Ltd.	97,000	5,917,707
Huatai Securities Co. Ltd. (H Shares) (c)	1,281,400	1,906,459
Kiwoom Securities Co. Ltd.	2,237	255,935
Korea Investment Holdings Co. Ltd.	39,384	3,049,354
Noah Holdings Ltd. sponsored ADR (a)	29,141	1,302,603
XP, Inc. Class A (a)	70,664	3,119,109
		38,858,038
Consumer Finance - 0.3%
Bajaj Finance Ltd.	32,890	2,342,029
Gentera S.A.B. de CV (a)	284,714	144,800
Kaspi.KZ JSC unit	32,958	2,323,539
Kruk SA (a)	4,717	227,448
Samsung Card Co. Ltd.	4,749	138,781
Shriram Transport Finance Co. Ltd.	1,039,639	18,039,748
		23,216,345
Diversified Financial Services - 0.4%
Alexander Forbes Group Holdings Ltd.	888	248
Chailease Holding Co. Ltd.	543,160	3,351,757
FirstRand Ltd.	5,932,882	19,730,202
Haci Omer Sabanci Holding A/S	879,341	1,240,851
Rec Ltd.	826,684	1,515,015
Yuanta Financial Holding Co. Ltd.	16,252,960	12,391,038
		38,229,111
Insurance - 2.5%
AIA Group Ltd.	6,275,584	79,144,089
BB Seguridade Participacoes SA	879,922	3,992,794
China Life Insurance Co. Ltd. (H Shares)	8,567,000	18,092,229
China Pacific Insurance (Group) Co. Ltd. (H Shares)	1,722,400	7,916,451
Fubon Financial Holding Co. Ltd.	2,944,000	5,270,534
HDFC Standard Life Insurance Co. Ltd. (a)(c)	96,201	911,631
Hyundai Fire & Marine Insurance Co. Ltd.	39,359	764,473
ICICI Lombard General Insurance Co. Ltd. (c)	22,361	431,270
PICC Property & Casualty Co. Ltd. (H Shares)	8,692,000	6,578,014
Ping An Insurance Group Co. of China Ltd. (H Shares)	6,493,000	80,348,119
Porto Seguro SA	367,969	2,862,098
Qualitas Controladora S.A.B. de CV	39,887	216,947
Samsung Fire & Marine Insurance Co. Ltd.	61,561	9,445,514
Samsung Life Insurance Co. Ltd.	63,215	4,204,896
Sanlam Ltd.	2,396,896	9,627,978
Sul America SA unit	268,935	1,585,047
Wiz Solucoes e Corretagem de Seguros SA	17,800	19,883
		231,411,967
Thrifts & Mortgage Finance - 0.5%
Housing Development Finance Corp. Ltd.	933,023	32,045,101
LIC Housing Finance Ltd.	1,548,355	8,994,394
		41,039,495

TOTAL FINANCIALS		1,012,226,626

HEALTH CARE - 1.8%
Biotechnology - 0.2%
Akeso, Inc. (c)	169,000	1,109,025
Celltrion, Inc. (a)	1,908	503,430
Innovent Biologics, Inc. (a)(c)	340,500	3,507,526
Remegen Co. Ltd. (H Shares) (a)(c)	79,500	1,156,147
Zai Lab Ltd. (a)	55,800	8,135,355
		14,411,483
Health Care Equipment & Supplies - 0.4%
Edan Instruments, Inc. (A Shares)	146,770	428,173
Hartalega Holdings Bhd	962,400	2,373,659
Kossan Rubber Industries Bhd	938,500	914,311
Mercator Medical SA	9,233	842,611
Peijia Medical Ltd. (a)(c)	368,000	1,129,176
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	302,825	19,548,713
Supermax Corp. Bhd	1,942,500	2,318,831
Top Glove Corp. Bhd	2,623,500	3,390,588
Venus MedTech Hangzhou, Inc. (H Shares) (a)(c)	52,500	465,000
		31,411,062
Health Care Providers & Services - 0.2%
Aier Eye Hospital Group Co. Ltd. (A Shares)	89,610	1,000,287
Apollo Hospitals Enterprise Ltd.	10,077	416,869
Guangzhou Kingmed Diagnostics Group Co. Ltd. (A Shares)	70,267	1,485,828
Hapvida Participacoes e Investimentos SA (c)	3,288,000	9,093,894
Mediclinic International PLC (a)	929,080	3,649,699
National Medical Care Co.	15,802	219,513
Neuca SA	233	43,398
Qualicorp Consultoria E Corret	342,500	1,930,619
Rede D'Oregon Sao Luiz SA (c)	149,987	1,849,345
Shanghai Pharmaceuticals Holding Co. Ltd. (H Shares)	666,100	1,221,170
		20,910,622
Life Sciences Tools & Services - 0.4%
Hangzhou Tigermed Consulting Co. Ltd. (H Shares) (a)(c)	286,100	5,599,208
Joinn Laboratories China Co. Ltd. (H Shares) (c)	12,700	225,954
Pharmaron Beijing Co. Ltd. (H Shares) (c)	161,200	2,755,786
WuXi AppTec Co. Ltd. (H Shares) (c)	720,480	15,019,966
Wuxi Biologics (Cayman), Inc. (a)(c)	1,252,500	15,517,124
		39,118,038
Pharmaceuticals - 0.6%
Alkem Laboratories Ltd.	1,896	69,803
Aspen Pharmacare Holdings Ltd. (a)	250,066	2,354,194
Aurobindo Pharma Ltd.	251,212	2,905,670
Cadila Healthcare Ltd.	270,783	1,593,854
Cipla Ltd.	124,675	1,327,150
CSPC Pharmaceutical Group Ltd.	2,742,160	2,863,616
Dr. Reddy's Laboratories Ltd.	41,288	2,482,019
Glenmark Pharmaceuticals Ltd.	52,865	333,333
Hansoh Pharmaceutical Group Co. Ltd. (a)(c)	1,174,000	5,978,637
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	366,876	5,767,894
Richter Gedeon PLC	837,024	23,874,708
Sino Biopharmaceutical Ltd.	6,149,000	6,841,515
Sun Pharmaceutical Industries Ltd.	29,462	236,933
		56,629,326

TOTAL HEALTH CARE		162,480,531

INDUSTRIALS - 2.1%
Air Freight & Logistics - 0.2%
InPost SA	129,925	2,846,153
SF Holding Co. Ltd. (A Shares)	613,074	9,937,723
T3Ex Global Holdings Corp.	12,787	20,805
ZTO Express, Inc. (a)	123,800	4,155,323
		16,960,004
Airlines - 0.0%
Azul SA sponsored ADR (a)(b)	113,766	2,448,244
Copa Holdings SA Class A	14,238	1,305,197
		3,753,441
Building Products - 0.0%
Kajaria Ceramics Ltd.	28,685	367,423
Xinyi Glass Holdings Ltd.	598,000	1,673,008
Zhejiang Weixing New Building Materials Co. Ltd. (A Shares)	147,800	423,874
		2,464,305
Commercial Services & Supplies - 0.1%
Country Garden Services Holdings Co. Ltd.	319,502	2,628,036
Greentown Service Group Co. Ltd.	1,200,000	1,219,114
		3,847,150
Construction & Engineering - 0.1%
Budimex SA	65	6,010
China Communications Services Corp. Ltd. (H Shares)	588,000	277,457
DL E&C Co. Ltd. (a)	8,512	837,970
DL Holdings Co. Ltd.	9,641	739,626
Larsen & Toubro Ltd.	353,200	6,890,880
Orascom Construction PLC	1,460	8,741
Shanghai Construction Group Co. Ltd. (A Shares)	1,035,427	471,728
Tekfen Holding A/S	384,729	831,440
		10,063,852
Electrical Equipment - 0.1%
China High Speed Transmission Equipment Group Co. Ltd.	21,210	20,618
DONGYANG E&P, Inc.	21,665	346,824
Havells India Ltd.	173,162	2,589,221
Hongfa Technology Co. Ltd. (A Shares)	261,011	2,077,962
Weg SA	371,750	5,177,383
		10,212,008
Industrial Conglomerates - 0.3%
Astra Industrial Group (a)	30,578	225,432
CITIC Pacific Ltd.	843,000	714,052
CJ Corp.	2,147	176,517
Fosun International Ltd.	1,668,000	2,503,145
Hanwha Corp.	80,493	2,095,270
Hong Leong Industries Bhd	3,000	6,053
Koc Holding A/S	2,138,516	6,213,913
LG Corp.	51,544	4,292,571
LT Group, Inc.	133,500	39,129
Mannai Corp. (a)	86,440	69,451
Samsung C&T Corp.	10,037	1,081,568
SM Investments Corp.	358,645	7,427,603
		24,844,704
Machinery - 0.8%
Airtac International Group	242,000	8,421,770
Estun Automation Co. Ltd. (A Shares) (a)	849,700	3,863,257
Grindwell Norton Ltd.	4,414	52,007
Hangcha Group Co. Ltd. (A Shares)	121,994	392,821
HIWIN Technologies Corp.	510,003	7,300,656
Sany Heavy Industry Co. Ltd. (A Shares)	759,011	4,818,876
Schaeffler India Ltd.	954	67,005
Shenzhen Inovance Technology Co. Ltd. (A Shares)	350,300	4,614,115
Sinotruk Hong Kong Ltd.	1,456,983	4,649,076
Techtronic Industries Co. Ltd.	157,000	2,396,560
Tian Di Science & Technology Co. Ltd. (A Shares)	333,700	162,852
Turk Traktor ve Ziraat Makinalari A/S	3,239	93,898
VST Tillers Tractors Ltd.	1,336	33,261
Weichai Power Co. Ltd.:
(A Shares)	1,090,602	3,713,856
(H Shares)	7,952,000	23,272,296
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	2,087,300	7,794,555
Zhengzhou Yutong Bus Co. Ltd. (A Shares)	190,900	447,536
Zoomlion Heavy Industry Science and Technology Co. Ltd. (H Shares)	610,600	930,489
		73,024,886
Marine - 0.0%
Qatar Navigation QPSC (a)	6,188	12,404
Professional Services - 0.1%
51job, Inc. sponsored ADR (a)	23,563	1,545,733
Centre Testing International Group Co. Ltd. (A Shares)	1,029,343	3,883,593
Sporton International, Inc.	417,000	3,740,179
		9,169,505
Road & Rail - 0.1%
Globaltrans Investment PLC GDR (Reg. S)	19,599	130,333
Localiza Rent A Car SA	181,965	1,883,225
Rumo SA (a)	948,300	3,062,744
United International Transportation Co.	566,909	5,781,701
		10,858,003
Trading Companies & Distributors - 0.1%
BOC Aviation Ltd. Class A (c)	504,000	4,873,363
CCS Supply Chain Management Co. Ltd. A Shares	88,072	70,456
		4,943,819
Transportation Infrastructure - 0.2%
Airports of Thailand PCL (For. Reg.)	4,594,500	9,586,655
Grupo Aeroportuario del Sureste S.A.B. de CV:
Series B(a)	94,400	1,766,215
Series B sponsored ADR (a)	26,843	4,996,824
Grupo Aeroportuario Norte S.A.B. de CV (a)	545,600	3,164,955
Zhejiang Expressway Co. Ltd. (H Shares)	1,226,000	1,070,080
		20,584,729

TOTAL INDUSTRIALS		190,738,810

INFORMATION TECHNOLOGY - 14.9%
Communications Equipment - 0.1%
Accton Technology Corp.	612,000	5,763,642
Electronic Equipment & Components - 1.9%
Alviva Holdings Ltd.	11,198	7,771
AU Optronics Corp. (a)	3,383,000	2,293,305
Chaozhou Three-Circle Group Co. (A Shares)	277,300	1,601,665
Compeq Manufacturing Co. Ltd.	629,000	995,189
Coretronic Corp.	106,400	183,231
Delta Electronics, Inc.	1,118,000	11,250,996
FLEXium Interconnect, Inc.	337,000	1,523,410
General Interface Solution Holding Ltd.	45,000	180,013
Hon Hai Precision Industry Co. Ltd. (Foxconn)	14,427,626	57,973,455
Innolux Corp.	3,415,000	2,082,840
Largan Precision Co. Ltd.	277,000	32,745,488
LG Display Co. Ltd. (a)	57,396	1,148,658
LG Innotek Co. Ltd.	27,755	4,898,557
Redington India Ltd.	26,941	66,681
Samsung Electro-Mechanics Co. Ltd.	15,812	2,657,479
Samsung SDI Co. Ltd.	44,678	26,707,144
Simplo Technology Co. Ltd.	31,000	416,514
Sirtec International Co. Ltd.	1,000	985
Sunny Optical Technology Group Co. Ltd.	580,500	14,519,142
Unimicron Technology Corp.	1,570,000	5,491,874
Yageo Corp.	246,600	5,246,432
Zhen Ding Technology Holding Ltd.	1,143,000	4,920,891
		176,911,720
IT Services - 1.3%
Globant SA (a)	16,788	3,604,719
HCL Technologies Ltd.	876,428	10,780,360
Infosys Ltd.	1,462,253	24,920,053
Infosys Ltd. sponsored ADR	1,985,203	33,986,675
MindTree Consulting Ltd.	111,574	2,414,089
Mphasis BFL Ltd.	69,476	1,547,534
Network International Holdings PLC (a)(c)	546,301	2,823,705
PagSeguro Digital Ltd. (a)	157,441	9,141,024
StoneCo Ltd. Class A (a)	60,502	5,191,677
Tata Consultancy Services Ltd.	300,215	11,752,063
Tech Mahindra Ltd.	307,500	3,821,448
Wipro Ltd.	1,232,209	6,842,506
WNS Holdings Ltd. sponsored ADR (a)	13,554	1,012,619
		117,838,472
Semiconductors & Semiconductor Equipment - 7.7%
ASE Technology Holding Co. Ltd.	3,699,000	13,784,418
ASM Pacific Technology Ltd.	69,200	962,641
Elan Microelectronics Corp.	69,000	425,788
eMemory Technology, Inc.	303,000	8,859,649
Everlight Electronics Co. Ltd.	73,000	115,106
King Yuan Electronics Co. Ltd.	902,000	1,287,970
LONGi Green Energy Technology Co. Ltd.	474,680	7,657,749
Malaysian Pacific Industries Bhd	12,286	112,118
MediaTek, Inc.	2,063,900	66,345,725
Novatek Microelectronics Corp.	318,000	5,407,814
Phison Electronics Corp.	86,000	1,417,752
Powertech Technology, Inc.	522,000	1,872,780
Radiant Opto-Electronics Corp.	250,000	1,071,826
Realtek Semiconductor Corp.	775,000	12,790,155
Silergy Corp.	68,000	6,538,227
Silicon Motion Technology Corp. sponsored ADR	8,585	510,292
SK Hynix, Inc.	868,362	108,976,052
Sonix Technology Co. Ltd.	222,000	673,813
Taiwan Semiconductor Manufacturing Co. Ltd.	17,655,900	385,445,406
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	507,249	63,882,939
United Microelectronics Corp.	6,754,000	13,159,032
United Microelectronics Corp. sponsored ADR (b)	63,499	622,290
Vanguard International Semiconductor Corp.	815,000	3,391,813
Win Semiconductors Corp.	94,000	1,283,213
Xinyi Solar Holdings Ltd.	2,494,000	5,241,083
		711,835,651
Software - 0.1%
Asseco Poland SA	16,805	298,656
Avast PLC (c)	492,228	3,168,267
Cyient Ltd.	6,454	56,953
Kaspi.KZ JSC unit (a)(c)	53,015	3,737,558
Kingsoft Corp. Ltd.	182,000	1,276,460
Ming Yuan Cloud Group Holdings Ltd.	267,131	1,511,910
Mix Telematics Ltd. sponsored ADR	5,794	80,479
Nucleus Software Exports Ltd. (a)	31,536	224,075
Oracle Finance Services Software Ltd.	1,081	44,499
		10,398,857
Technology Hardware, Storage & Peripherals - 3.8%
Acer, Inc.	427,000	411,328
ASUSTeK Computer, Inc.	171,000	1,865,031
Avalue Technology, Inc.	13,000	24,066
Chicony Electronics Co. Ltd.	92,000	309,604
Compal Electronics, Inc.	392,000	312,216
Lenovo Group Ltd.	6,144,000	7,770,648
Lite-On Technology Corp.	1,618,000	3,448,111
Pegatron Corp.	2,303,000	6,163,807
Quanta Computer, Inc.	242,000	737,990
Samsung Electronics Co. Ltd.	4,400,970	322,015,055
Wistron Corp.	377,000	432,820
Xiaomi Corp. Class B (a)(c)	1,234,800	4,105,159
		347,595,835

TOTAL INFORMATION TECHNOLOGY		1,370,344,177

MATERIALS - 4.2%
Chemicals - 0.7%
China Sanjiang Fine Chemicals Ltd.	329,000	146,336
Hansol Chemical Co. Ltd.	33,007	7,142,820
Kingfa Sci & Tech Co. Ltd. (A Shares)	1,172,301	4,569,605
LG Chemical Ltd.	47,327	34,880,590
Orbia Advance Corp. S.A.B. de CV	54,136	126,251
PhosAgro OJSC GDR (Reg. S)	52,163	914,939
Polyplex Corp. Ltd.	8,102	86,623
Saudi Basic Industries Corp.	108,791	3,092,153
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	126,533	6,782,169
Solar Industries India Ltd.	238,700	4,212,286
Taekwang Industrial Co. Ltd.	168	140,357
Yanbu National Petrochemical Co.	19,739	375,254
		62,469,383
Construction Materials - 0.6%
Anhui Conch Cement Co. Ltd.:
(A Shares)	192,400	1,584,923
(H Shares)	2,216,000	14,256,316
Arabian Cement Co.	9,255	104,136
Asia Cement (China) Holdings Corp.	259,584	244,308
Beijing Oriental Yuhong Waterproof Technology Co. Ltd. (A Shares)	264,350	1,928,179
CEMEX S.A.B. de CV:
unit (a)	1,299,780	866,064
sponsored ADR (a)	2,086,398	13,791,091
China Jushi Co. Ltd. (A Shares)	2,942,800	10,202,985
China National Building Materials Co. Ltd. (H Shares)	3,108,442	4,712,888
China Resources Cement Holdings Ltd.	378,165	450,495
City Cement Co.	38,438	269,543
JK Cement Ltd.	189,500	6,889,581
Saudi Cement Co.	4,049	68,446
Ultratech Cemco Ltd.	9,889	817,875
		56,186,830
Containers & Packaging - 0.0%
Klabin SA unit	477,578	2,511,371
Metals & Mining - 2.5%
African Rainbow Minerals Ltd.	32,510	633,753
Angang Steel Co. Ltd. (H Shares)	251,654	117,449
Anglo American Platinum Ltd.	37,024	4,488,025
AngloGold Ashanti Ltd.	210,242	4,204,481
AngloGold Ashanti Ltd. sponsored ADR	44,728	892,771
Ann Joo Resources Bhd (a)	500	291
Baoshan Iron & Steel Co. Ltd. (A Shares)	6,494,001	7,541,893
Barrick Gold Corp.	428,800	8,005,696
Companhia Siderurgica Nacional SA (CSN)	87,200	511,449
Eregli Demir ve Celik Fabrikalari T.A.S.	87,253	171,410
Fangda Special Steel Technology Co. Ltd. (A Shares)	3,626,000	4,026,307
First Quantum Minerals Ltd.	98,538	2,123,917
Gold Fields Ltd. sponsored ADR	437,567	3,583,674
Grupa Kety SA	325	45,357
Grupo Mexico SA de CV Series B	2,022,857	9,604,244
Harmony Gold Mining Co. Ltd.	107,851	404,971
Hindalco Industries Ltd.	1,388,056	6,387,682
Hunan Valin Steel Co. Ltd. (A Shares)	4,101,718	3,699,379
Impala Platinum Holdings Ltd.	2,552,103	41,503,246
KGHM Polska Miedz SA (Bearer) (a)	92,263	4,661,774
KISCO Corp.	6,262	43,875
Korea Zinc Co. Ltd.	28,522	10,206,982
Kumba Iron Ore Ltd.	93,581	4,013,817
Liuzhou Iron & Steel Co. Ltd. Class A	520,900	479,458
Magnitogorsk Iron & Steel Works PJSC sponsored GDR (Reg. S)	37,183	350,264
MMC Norilsk Nickel PJSC sponsored ADR	157,688	4,946,673
Nanjing Iron & Steel Co. Ltd.	400,200	208,903
Novolipetsk Steel OJSC GDR (Reg. S)	39,121	1,153,287
Polyus PJSC	8,925	1,680,914
Polyus PJSC unit	22,763	2,132,893
POSCO	68,548	16,960,217
POSCO sponsored ADR	35,807	2,187,808
Saudi Arabian Mining Co. (a)	7,193	98,579
SGIS Songshan Co. Ltd. (A Shares)	632,300	424,779
Shanxi Taigang Stainless Steel Co. Ltd. (A Shares)	784,304	467,543
Sheng Yu Steel Co. Ltd.	29,418	23,167
Sibanye Stillwater Ltd.	2,075,681	9,543,602
Southern Copper Corp.	162,806	11,612,952
Tata Steel Ltd.	600,131	5,804,721
Ternium SA sponsored ADR	488,533	15,002,848
Vale SA	986,100	16,631,486
Vale SA sponsored ADR	1,353,872	22,880,437
Welspun Gujarat Stahl Rohren Ltd.	73,302	129,131
Xinyu Iron & Steel Co. Ltd.	2,900,747	1,975,598
		231,567,703
Paper & Forest Products - 0.4%
Duratex SA	1,829,235	6,009,103
Nine Dragons Paper (Holdings) Ltd.	737,000	1,189,622
Suzano Papel e Celulose SA (a)	1,861,000	24,297,736
		31,496,461

TOTAL MATERIALS		384,231,748

REAL ESTATE - 0.5%
Equity Real Estate Investment Trusts (REITs) - 0.0%
Concentradora Fibra Danhos SA de CV	12,699	15,557
Real Estate Management & Development - 0.5%
Agile Property Holdings Ltd.	3,473,238	4,907,746
Ayala Land, Inc.	9,296,600	7,451,400
China Overseas Grand Oceans Group Ltd.	29,000	15,927
China Overseas Land and Investment Ltd.	1,018,500	2,578,930
China Resources Land Ltd.	558,000	2,650,994
China Resources Mixc Lifestyle Services Ltd. (c)	55,000	339,298
Country Garden Holdings Co. Ltd.	1,522,635	1,894,350
Emaar Properties PJSC (a)	6,196,145	5,887,194
Gemdale Properties and Investment Corp. Ltd.	628,000	97,158
Greenland Holdings Corp. Ltd. (A Shares)	5,280,363	4,591,159
Hang Lung Properties Ltd.	1,078,000	2,793,520
K Wah International Holdings Ltd.	273,792	140,842
KWG Property Holding Ltd.	1,094,500	1,659,434
Longfor Properties Co. Ltd. (c)	1,148,000	6,808,269
Powerlong Real Estate Holding Ltd.	195,417	148,393
Shanghai Shimao Co. Ltd. (A Shares)	916,415	669,427
Shimao Property Holdings Ltd.	379,000	1,248,438
Sun Hung Kai Properties Ltd.	144,500	2,321,255
Sunac China Holdings Ltd.	479,000	2,050,268
		48,254,002

TOTAL REAL ESTATE		48,269,559

UTILITIES - 0.3%
Electric Utilities - 0.0%
CK Infrastructure Holdings Ltd.	205,500	1,190,909
Equatorial Energia SA	999,426	3,584,537
Neoenergia SA	53,800	156,959
		4,932,405
Gas Utilities - 0.3%
China Gas Holdings Ltd.	2,141,200	8,626,691
China Resource Gas Group Ltd.	444,000	2,218,154
Daesung Energy Co. Ltd.	20,047	91,565
ENN Energy Holdings Ltd.	605,400	9,280,284
Indraprastha Gas Ltd.	649,141	4,319,149
		24,535,843
Independent Power and Renewable Electricity Producers - 0.0%
AES Gener SA	308,602	53,076
Guangdong Baolihua New Energy Stock Co. Ltd. A Shares	225,600	219,498
Huadian Power International Corp. Ltd. (H Shares)	1,384,000	380,060
		652,634

TOTAL UTILITIES		30,120,882

TOTAL COMMON STOCKS
(Cost $3,610,678,387)		5,584,651,461

Nonconvertible Preferred Stocks - 1.7%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Hyundai Motor Co.	40,937	3,775,923
Textiles, Apparel & Luxury Goods - 0.0%
Alpargatas SA (PN)	3,200	19,945

TOTAL CONSUMER DISCRETIONARY		3,795,868

CONSUMER STAPLES - 0.0%
Beverages - 0.0%
Ambev SA sponsored ADR	1,420,100	3,621,255
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Petroleo Brasileiro SA - Petrobras:
(PN) (non-vtg.)	470,700	1,867,950
(PN) sponsored ADR (non-vtg.) (b)	419,643	3,315,180
sponsored ADR	1,498,600	11,883,898
		17,067,028
FINANCIALS - 0.8%
Banks - 0.8%
Banco Bradesco SA (PN)	1,057,112	4,338,456
Itau Unibanco Holding SA	8,379,936	38,204,804
Itau Unibanco Holding SA sponsored ADR	2,891,531	13,098,635
Itausa-Investimentos Itau SA (PN)	8,302,320	14,740,388
Sberbank of Russia	128,031	429,692
Sberbank of Russia	106,170	354,298
		71,166,273
INDUSTRIALS - 0.1%
Airlines - 0.1%
Azul SA (a)	1,148,200	8,318,211
INFORMATION TECHNOLOGY - 0.4%
Technology Hardware, Storage & Peripherals - 0.4%
Samsung Electronics Co. Ltd.	569,898	36,796,146
MATERIALS - 0.2%
Chemicals - 0.0%
LG Chemical Ltd.	9,786	3,380,543
Metals & Mining - 0.2%
Bradespar SA (PN)	86,400	969,113
Gerdau SA	2,584,617	11,931,059
Metalurgica Gerdau SA (PN)	412,500	852,352
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.)	131,900	382,223
		14,134,747

TOTAL MATERIALS		17,515,290

UTILITIES - 0.0%
Electric Utilities - 0.0%
Companhia de Transmissao de Energia Eletrica Paulista (PN)	104,566	445,938
Companhia Energetica de Minas Gerais (CEMIG) (PN)	473,100	1,009,649
Companhia Paranaense de Energia-Copel (PN-B)	79,800	834,139
		2,289,726
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $154,589,160)		160,569,797

Equity Funds - 35.9%
Diversified Emerging Markets Funds - 35.9%
Aberdeen Emerging Markets Fund Institutional Service Class	10,174,515	212,749,103
Brandes Emerging Markets Value Fund Class A	16,661,342	146,119,965
Fidelity Emerging Markets Fund (e)	14,345,964	684,589,409
Fidelity SAI Emerging Markets Index Fund (e)	25,364,113	438,038,233
Fidelity SAI Emerging Markets Low Volatility Index Fund (e)	48,300,884	518,268,483
Fidelity SAI Emerging Markets Value Index Fund (e)	22,772,922	323,147,760
GMO Emerging Markets Fund - Class III	1,924,381	70,836,449
Goldman Sachs Emerging Markets Equity Fund Institutional Shares	9,762,266	309,951,952
Invesco Developing Markets Fund Class R6	4,411,986	240,982,698
Invesco Emerging Markets Innovators Fund Class R6	4,822,957	66,267,429
iShares MSCI China ETF (b)	1,959,010	170,649,361
iShares MSCI EM ESG Optimized ETF (b)	209,609	9,141,048
iShares MSCI South Korea Index ETF (b)	546,222	48,051,149
Lazard Emerging Markets Equity Portfolio Open Shares	842,137	16,000,611
Matthews Korea Fund Investor Class	4,457,127	27,990,757
Matthews Pacific Tiger Fund Investor Class	135	4,934
Xtrackers Harvest CSI 300 China ETF Class A (b)	545,987	22,549,263
TOTAL EQUITY FUNDS
(Cost $2,301,011,869)		3,305,338,604

Other - 0.1%
Commodity Funds - Broad Basket - 0.1%
Fidelity SAI Inflation-Focused Fund (e)
(Cost $6,768,588)	858,825	9,687,545

U.S. Treasury Obligations - 0.1%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.07% to 0.08% 3/4/21 to 3/18/21 (f)
(Cost $3,989,928)	$3,990,000	3,989,969

Money Market Funds - 3.8%
Fidelity Cash Central Fund 0.07% (g)	8,971,500	8,973,295
Fidelity Securities Lending Cash Central Fund 0.08% (g)(h)	213,442,625	213,463,969
State Street Institutional U.S. Government Money Market Fund Premier Class .03% (i)	129,182,283	129,182,283
TOTAL MONEY MARKET FUNDS
(Cost $351,619,547)		351,619,547
TOTAL INVESTMENT IN SECURITIES - 102.2%
(Cost $6,428,657,479)		9,415,856,923
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(201,625,629)
NET ASSETS - 100%		$9,214,231,294

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	905	March 2021	$60,549,025	$1,867,784	$1,867,784

The notional amount of futures purchased as a percentage of Net Assets is 0.7%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $172,233,682 or 1.9% of net assets.

 (d) Level 3 security

 (e) Affiliated Fund

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $3,743,971.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

 (i) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$6,852
Fidelity Securities Lending Cash Central Fund	1,442,058
Total	$1,448,910

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Emerging Markets Fund	$398,711,045	$79,966,753	$--	$8,966,752	$--	$205,911,611	$684,589,409
Fidelity SAI Emerging Markets Index Fund	--	911,326,684	798,214,709	11,635,473	163,004,686	161,921,572	438,038,233
Fidelity SAI Emerging Markets Low Volatility Index Fund	232,700,499	206,870,434	--	8,870,434	--	78,697,550	518,268,483
Fidelity SAI Emerging Markets Value Index Fund	--	263,332,400	--	4,332,400	--	59,815,360	323,147,760
Fidelity SAI Inflation-Focused Fund	--	6,768,587	--	268,588	--	2,918,958	9,687,545
Total	$631,411,544	$1,468,264,858	$798,214,709	$34,073,647	$163,004,686	$509,265,051	$1,973,731,430

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$737,300,376	$296,302,037	$440,998,339	$--
Consumer Discretionary	1,177,813,770	1,033,385,594	144,399,516	28,660
Consumer Staples	329,477,552	304,146,266	25,331,286	--
Energy	166,131,581	136,771,122	29,354,548	5,911
Financials	1,083,392,899	695,682,884	387,710,015	--
Health Care	162,480,531	136,346,033	26,134,498	--
Industrials	199,057,021	185,315,043	13,741,978	--
Information Technology	1,407,140,323	955,441,786	451,698,537	--
Materials	401,747,038	368,952,853	32,794,185	--
Real Estate	48,269,559	48,269,559	--	--
Utilities	32,410,608	32,410,608	--	--
Equity Funds	3,305,338,604	3,305,338,604	--	--
Other	9,687,545	9,687,545	--	--
Other Short-Term Investments	3,989,969	--	3,989,969	--
Money Market Funds	351,619,547	351,619,547	--	--
Total Investments in Securities:	$9,415,856,923	$7,859,669,481	$1,556,152,871	$34,571
Derivative Instruments:
Assets
Futures Contracts	$1,867,784	$1,867,784	$--	$--
Total Assets	$1,867,784	$1,867,784	$--	$--
Total Derivative Instruments:	$1,867,784	$1,867,784	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$1,867,784	$0
Total Equity Risk	1,867,784	0
Total Value of Derivatives	$1,867,784	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

Distribution of the direct investments by country of issue, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	38.4%
Cayman Islands	17.0%
Korea (South)	9.0%
Taiwan	8.5%
China	7.1%
India	5.0%
Brazil	3.3%
South Africa	2.2%
Russia	1.5%
Hong Kong	1.4%
Others (Individually Less Than 1%)	6.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2021
Assets
Investment in securities, at value (including securities loaned of $205,899,413) — See accompanying schedule: Unaffiliated issuers (cost $4,818,766,808)	$7,219,688,229
Fidelity Central Funds (cost $222,437,264)	222,437,264
Other affiliated issuers (cost $1,387,453,407)	1,973,731,430
Total Investment in Securities (cost $6,428,657,479)		$9,415,856,923
Cash		648,584
Foreign currency held at value (cost $1,137,972)		1,123,808
Receivable for investments sold		36,348,342
Receivable for fund shares sold		4,699,345
Dividends receivable		13,986,929
Interest receivable		2,306
Distributions receivable from Fidelity Central Funds		115,556
Other receivables		71,072
Total assets		9,472,852,865
Liabilities
Payable for investments purchased	$25,628,094
Payable for fund shares redeemed	3,374,291
Accrued management fee	2,654,685
Payable for daily variation margin on futures contracts	806,755
Other payables and accrued expenses	12,744,346
Collateral on securities loaned	213,413,400
Total liabilities		258,621,571
Net Assets		$9,214,231,294
Net Assets consist of:
Paid in capital		$6,260,150,753
Total accumulated earnings (loss)		2,954,080,541
Net Assets		$9,214,231,294
Net Asset Value, offering price and redemption price per share ($9,214,231,294 ÷ 663,818,602 shares)		$13.88

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2021
Investment Income
Dividends:
Unaffiliated issuers		$99,517,679
Affiliated issuers		25,863,481
Interest		388,365
Income from Fidelity Central Funds (including $1,442,058 from security lending)		1,448,910
Income before foreign taxes withheld		127,218,435
Less foreign taxes withheld		(11,388,728)
Total income		115,829,707
Expenses
Management fee	$40,987,745
Custodian fees and expenses	1,073,986
Independent trustees' fees and expenses	69,285
Registration fees	170,665
Audit	115,234
Legal	19,849
Miscellaneous	114,790
Total expenses before reductions	42,551,554
Expense reductions	(18,236,246)
Total expenses after reductions		24,315,308
Net investment income (loss)		91,514,399
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $59,351)	2,629,739
Fidelity Central Funds	19,352
Other affiliated issuers	163,004,686
Foreign currency transactions	(3,423,285)
Futures contracts	45,837,106
Capital gain distributions from underlying funds:
Unaffiliated issuers	3,261,814
Affiliated issuers	8,210,166
Total net realized gain (loss)		219,539,578
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $12,011,773)	1,862,797,063
Affiliated issuers	509,265,051
Assets and liabilities in foreign currencies	(11,097)
Futures contracts	12,320,411
Total change in net unrealized appreciation (depreciation)		2,384,371,428
Net gain (loss)		2,603,911,006
Net increase (decrease) in net assets resulting from operations		$2,695,425,405

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2021	Year ended February 29, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$91,514,399	$108,126,598
Net realized gain (loss)	219,539,578	4,525,353
Change in net unrealized appreciation (depreciation)	2,384,371,428	(7,473,055)
Net increase (decrease) in net assets resulting from operations	2,695,425,405	105,178,896
Distributions to shareholders	(90,024,462)	(108,590,118)
Share transactions
Proceeds from sales of shares	3,358,154,783	778,953,889
Reinvestment of distributions	81,913,668	107,714,914
Cost of shares redeemed	(1,649,482,798)	(725,778,234)
Net increase (decrease) in net assets resulting from share transactions	1,790,585,653	160,890,569
Total increase (decrease) in net assets	4,395,986,596	157,479,347
Net Assets
Beginning of period	4,818,244,698	4,660,765,351
End of period	$9,214,231,294	$4,818,244,698
Other Information
Shares
Sold	324,339,792	75,927,054
Issued in reinvestment of distributions	6,168,199	9,678,318
Redeemed	(138,988,515)	(69,026,725)
Net increase (decrease)	191,519,476	16,578,647

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Emerging Markets Fund

Years ended February 28,	2021	2020 A	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$10.20	$10.23	$11.75	$9.14	$7.15
Income from Investment Operations
Net investment income (loss)B	.15	.23C	.17	.14	.10
Net realized and unrealized gain (loss)	3.66	(.03)	(1.53)	2.62	1.99
Total from investment operations	3.81	.20	(1.36)	2.76	2.09
Distributions from net investment income	(.13)	(.23)	(.16)	(.15)	(.10)
Distributions from net realized gain	–	–	–	–D	(.01)
Total distributions	(.13)	(.23)	(.16)	(.15)	(.10)E
Net asset value, end of period	$13.88	$10.20	$10.23	$11.75	$9.14
Total ReturnF	37.42%	1.80%	(11.48)%	30.23%	29.40%
Ratios to Average Net AssetsG,H
Expenses before reductions	.59%	.64%	.66%	.70%	.60%
Expenses net of fee waivers, if any	.34%	.39%	.41%	.45%	.35%
Expenses net of all reductions	.34%	.39%	.40%	.45%	.35%
Net investment income (loss)	1.28%	2.20%C	1.60%	1.36%	1.23%
Supplemental Data
Net assets, end of period (000 omitted)	$9,214,231	$4,818,245	$4,660,765	$5,070,379	$4,599,443
Portfolio turnover rateI	43%	39%	57%	31%	23%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.87%.

 D Amount represents less than $.005 per share.

 E Total distributions per share do not sum due to rounding.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2021

1. Organization.

Strategic Advisers Emerging Markets Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR). The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Emerging Markets Fund	$65,069

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,069,136,622
Gross unrealized depreciation	(123,997,228)
Net unrealized appreciation (depreciation)	$2,945,139,394
Tax Cost	$6,470,717,529

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$9,463,205
Undistributed long-term capital gain	$12,056,854
Net unrealized appreciation (depreciation) on securities and other investments	$2,944,693,583

The tax character of distributions paid was as follows:

	February 28, 2021	February 29, 2020
Ordinary Income	$ 90,024,462	$ 108,590,118

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Emerging Markets Fund	4,867,181,616	2,929,831,383

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.20% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .57% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. Acadian Asset Management LLC, Causeway Capital Management, LLC, FIAM LLC (an affiliate of the investment adviser), FIL Investment Advisors, Schroder Investment Management North America, Inc., Somerset Capital Management LLP and T. Rowe Price Associates, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Geode Capital Management, LLC (Geode) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Geode has not been allocated any portion of the Fund's assets. Geode in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers Emerging Markets Fund	$6,342

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Emerging Markets Fund	19,491,816	16,963,819

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $38,531.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by FMR. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Amount
Strategic Advisers Emerging Markets Fund	$14,381

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2023. During the period, this waiver reduced the Fund's management fee by $ 18,057,466.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $176,296 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $2,484.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets.

At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following Underlying Funds:

Fidelity SAI Emerging Markets Index Fund	12%
Fidelity SAI Emerging Markets Low Volatility Index Fund	36%
Fidelity SAI Emerging Markets Value Index Fund	28%

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Emerging Markets Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the five years in the period ended February 28, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 13, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 12 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

Charles S. Morrison (1960)

Year of Election or Appointment: 2020

Trustee

Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the U.S. Core Property Fund (and, previously, other funds) of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research, the Board of Trustees of the Museum of Fine Arts Boston and the Board of Overseers of the Massachusetts Eye and Ear Infirmary.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2018-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Christine Marcks (1955)

Year of Election or Appointment: 2020

Trustee

Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President – Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-present), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-present), a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit), and member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-present) (technology company). Previously, Ms. Steiger served as a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ralph F. Cox (1932)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as Trustee of other funds (2006-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Christina H. Lee (1975)

Year of Election or Appointment: 2020

Secretary and Chief Legal Officer

Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2020

Assistant Secretary

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2020

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2020 to February 28, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During Period-B September 1, 2020 to February 28, 2021
Strategic Advisers Emerging Markets Fund	.34%
Actual		$1,000.00	$1,238.20	$1.89
Hypothetical-C		$1,000.00	$1,023.11	$1.71

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Emerging Markets Fund voted to pay on April 12, 2021, to shareholders of record at the opening of business on April 9, 2021, a distribution of $0.019 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.015 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2021, $12,056,854, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 76% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $.1534 and $.0224 for the dividend paid December 31, 2020.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at a meeting on the renewal of the management contract with Strategic Advisers LLC (Strategic Advisers) and the sub-advisory agreements with Acadian Asset Management LLC, Causeway Capital Management LLC (Causeway), FIAM LLC, FIL Investment Advisors, Schroder Investment Management North America, Inc., Somerset Capital Management LLP, and T. Rowe Price Associates, Inc. (collectively, the Sub-Advisory Agreements), and the sub-sub-advisory agreements with FIL Investment Advisors (UK) Limited, Schroder Investment Management North America Limited, and T. Rowe Price International Ltd. (collectively, the Sub-Sub-Advisory Agreements and, together with the management contract and the Sub-Advisory Agreements, the Advisory Contracts) for the fund. Strategic Advisers and the Sub-Advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2020 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In addition, the Board approved an amendment to the fund's sub-advisory agreement with Causeway (Amendment) to implement a new fee schedule, effective August 1, 2020, resulting in the same or lower fees at all asset levels. The Board noted that the other terms of the amended sub-advisory agreement are not materially different from those of the existing sub-advisory agreement with Causeway. The Board also noted that the amended sub-advisory agreement with Causeway would not result in changes to the nature, extent, and quality of the services that Causeway provides to the fund.

In reaching its determination to renew the fund's Advisory Contracts and approve the Amendment, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services provided by and the profits, if any, realized by Strategic Advisers from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund and approve the Amendment, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the approval of the Amendment is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements and the approval of the Amendment do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts and approve the Amendment was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategies for the funds; (ii) identifying and recommending sub-advisers for the funds; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to the portion of fund assets allocated to the sub-adviser; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each Sub-Adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each Sub-Adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the Sub-Adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each Sub-Adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process. The Board also considered the Investment Advisers' investments in business continuity planning, and their success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and itsaffiliates under the management contract and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

The Board considered discussions that occur at Board meetings throughout the year with representatives of Strategic Advisers about fund investment performance and the performance of each Sub-Adviser as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with representatives of Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2019, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Emerging Markets Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the second quartile for the one-, three-, and five-year periods ended December 31, 2019. The Board also noted that the fund had out-performed 68%, 71%, and 63% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2019. The Board also noted that the investment performance of the fund was higher than its benchmark for the one- and three-year periods and lower than its benchmark for the five-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the management fee waiver and considered the fund's contractual maximum aggregate annual management fee rate. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Strategic Advisers Emerging Markets Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2019.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2019.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each Sub-Adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and the expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of the Sub-Advisers' respective relationships with the fund and the potential fall-out benefits, if any, that may accrue to the Sub-Advisers as a result of their respective relationships with the fund. The Board noted the difficulty in evaluating a Sub-Adviser's costs and the profitability of a Sub-Advisory Agreement to a Sub-Adviser because of, among other things, differences in the type and content of information provided by each Sub-Adviser due to differences in business models, cost accounting methods, and profitability calculation methodologies among the Sub-Advisers. Accordingly, the Board considered profitability information provided by the Sub-Advisers in light of the nature of the relationships between Strategic Advisers and the Sub-Advisers with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that certain of the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to the fund. The Board also took Strategic Advisers' management fee waiver into consideration.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed and the Amendment should be approved because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement and the approval of the Amendment do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on November 2, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
ROBERT A. LAWRENCE
Affirmative	204,250,982,594.51	96.530
Withheld	7,343,512,146.85	3.470
TOTAL	211,594,494,741.36	100.000
CHARLES S. MORRISON
Affirmative	204,349,460,488.43	96.576
Withheld	7,245,034,252.93	3.424
TOTAL	211,594,494,741.36	100.000
PETER C. ALDRICH
Affirmative	203,499,803,652.67	96.175
Withheld	8,094,691,088.69	3.825
TOTAL	211,594,494,741.36	100.000
MARY C. FARRELL
Affirmative	204,011,925,737.22	96.417
Withheld	7,582,569,004.14	3.583
TOTAL	211,594,494,741.36	100.00
KAREN KAPLAN
Affirmative	204,297,547,550.53	96.552
Withheld	7,296,947,190.83	3.448
TOTAL	211,594,494,741.36	100.000
CHRISTINE MARCKS
Affirmative	204,700,871,317.72	96.743
Withheld	6,893,623,423.64	3.257
TOTAL	211,594,494,741.36	100.000
HEIDI L. STEIGER
Affirmative	204,406,589,957.28	96.603
Withheld	7,187,904,784.08	3.397
TOTAL	211,594,494,741.36	100.000

PROPOSAL 2

To approve the conversion of a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	6,029,482,647.21	85.220
Against	482,654,563.20	6.822
Abstain	563,059,703.76	7.958
Broker Non-Vote	0.00	0.000
TOTAL	7,075,196,914.17	100.000

PROPOSAL 4

To approve a sub-subadvisory agreement among Strategic
Advisers, Geode Capital Management, LLC (Geode), and the trust

	# of Votes	% of Votes
Affirmative	6,345,485,245.21	89.687
Against	305,481,844.38	4.317
Abstain	424,229,824.58	5.996
Broker Non-Vote	0.00	0.000
TOTAL	7,075,196,914.17	100.000

PROPOSAL 5

To approve a sub-subadvisory agreement between FIAM LLC (FIAM) and FMR Investment Management (UK) Limited (FMR UK).

	# of Votes	% of Votes
Affirmative	6,325,431,626.67	89.403
Against	291,661,657.11	4.123
Abstain	458,103,630.39	6.474
Broker Non-Vote	0.00	0.000
TOTAL	7,075,196,914.17	100.000

PROPOSAL 6

To approve a sub-subadvisory agreement between FIAM and Fidelity Management & Research (Hong Kong) Limited (FMR H.K.).

	# of Votes	% of Votes
Affirmative	6,247,048,555.63	88.296
Against	375,632,018.62	5.309
Abstain	452,516,339.92	6.395
Broker Non-Vote	0.00	0.000
TOTAL	7,075,196,914.17	100.000

PROPOSAL 7

To approve a sub-subadvisory agreement between FIAM and Fidelity Management & Research (Japan) Limited (FMR Japan).

	# of Votes	% of Votes
Affirmative	6,327,555,077.64	89.433
Against	295,561,777.20	4.178
Abstain	452,080,059.33	6.389
Broker Non-Vote	0.00	0.000
TOTAL	7,075,196,914.17	100.000
Proposal 1 reflects trust wide proposal and voting results.

SAE-ANN-0421
1.918359.110

Item 2.

Code of Ethics

As of the end of the period, February 28, 2021, Fidelity Rutland Square Trust II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Heidi L. Steiger is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Steiger is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Strategic Advisers Core Income Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Fidelity International Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International Fund and Strategic Advisers Small-Mid Cap Fund (the “Funds”):

Services Billed by PwC

February 28, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Strategic Advisers Core Income Fund	$41,700	$3,700	$8,900	$9,000
Strategic Advisers Emerging Markets Fund	$27,800	$2,500	$6,300	$6,000
Strategic Advisers Fidelity International Fund	$38,500	$3,500	$9,100	$8,500
Strategic Advisers Income Opportunities Fund	$25,200	$2,300	$6,100	$5,500
Strategic Advisers International Fund	$41,600	$3,500	$9,100	$8,600
Strategic Advisers Small-Mid Cap Fund	$38,800	$3,500	$9,100	$8,500

February 29, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Strategic Advisers Core Income Fund	$44,900	$4,100	$8,900	$9,600
Strategic Advisers Emerging Markets Fund	$33,400	$2,300	$6,100	$5,500
Strategic Advisers Fidelity International Fund	$39,200	$3,800	$9,100	$9,000
Strategic Advisers Income Opportunities Fund	$25,800	$2,300	$6,100	$5,400
Strategic Advisers International Fund	$39,800	$3,900	$9,100	$9,100
Strategic Advisers Small-Mid Cap Fund	$42,100	$3,900	$8,900	$9,000

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Strategic Advisers, LLC ("Strategic Advisers") and entities controlling, controlled by, or under common control with Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	February 28, 2021A	February 29, 2020A
Audit-Related Fees	$9,436,200	$7,927,700
Tax Fees	$14,300	$28,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	February 28, 2021A	February 29, 2020A
PwC	$14,639,100	$12,709,500

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and Strategic Advisers’ review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Rutland Square Trust II

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	April 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	April 22, 2021

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	April 22, 2021